UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

During the six months ended April 30, 2019 (the “Reporting Period”), the capital markets experienced a surge in volatility followed by a rally in risk assets.

Although global equities advanced during November 2018, when the Reporting Period began, a combination of economic and geopolitical factors drove a decline in December that was notable for both its speed and magnitude. Early that month, global equity markets tumbled as prospects of a trade war truce between the U.S. and China diminished. In the U.S., risk-off market sentiment, or reduced risk appetite, was augmented by the Federal Reserve (“Fed”), which raised the target federal funds rate by 25 basis points to a range between 2.25% and 2.50%. (A basis point is 1/100th of a percentage point.) At the same time, Fed policymakers acknowledged U.S. economic growth was softening, which intensified investor concerns about market vulnerability. Also contributing to U.S. risk-off sentiment was a partial U.S. federal government shutdown, as disputes between the U.S. Administration and Congressional Democrats escalated over funding for the proposed border wall between the U.S. and Mexico. Outside the U.S., a slowdown in China’s economic growth, the result of its policymakers’ efforts to reduce financial risk, dampened investor sentiment.

The last four months of the Reporting Period stood in stark contrast to the first two, with global equity markets engaged in a broad rally. The Fed was a key factor, as Fed Chair Jerome Powell and other Fed officials expressed concern about slowing economic growth in China and Europe as well as the prolonged U.S. federal government shutdown, which did not conclude until the end of January 2019. In March 2019, amid continued U.S.-China trade tensions and in the wake of the stock market volatility at the end of 2018, the Fed announced its intention to hold interest rates steady through the end of the 2019 calendar year. Meanwhile, commodities pushed higher driven largely by crude oil prices, as the Organization of the Petroleum Exporting Countries significantly cut crude oil output, the U.S. government imposed stiff sanctions on Iran, and Venezuela experienced a political crisis. For the Reporting Period overall, global equities (as represented by the MSCI ACWI Index) were up more than 9%, fueled by strong gains in the U.S. as well as positive performance in the emerging markets and Europe. From a sector perspective, information technology and financials stocks were the strongest performers in the global equity market during the Reporting Period.

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility, due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved, given seemingly positive developments in U.S.-China trade talks along with data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds recorded gains during the first four months of 2019, as longer duration securities benefited from falling yields and investor expectations for a continued dovish Fed. Meanwhile, emerging markets debt rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local currency emerging markets debt. High yield corporate bonds outperformed all other major fixed income sectors during the first four months of 2019, as increased risk appetite fueled investor demand. During the Reporting

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MARKET REVIEW

Period overall, credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened.

Looking Ahead

At the end of the Reporting Period, investors were monitoring developments in the U.S. and China, as trade war rhetoric returned to the forefront. The information technology sector, which was a standout performer during the Reporting Period, appeared particularly vulnerable to potential tariffs and a possible subsequent decline in global economic growth, in our view. Additionally, while the Fed signaled it would keep short-term interest rates on hold for the remainder of 2019, investors can be expected, in our opinion, to keep a close eye on U.S. inflation and the potential effect it may have on the Fed’s plans. Finally, we believe investors will be monitoring the progress — or lack thereof — of the U.K.’s exit from the European Union, which has been delayed, as of the end of the Reporting Period, until the end of October 2019.

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PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 9.51%. This return compares to the 7.45% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE® Index” or “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns. On a relative basis, growth-oriented Underlying Manager WCM and core-oriented MFS outperformed the Index. Value-oriented Causeway underperformed the Index. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s results were driven by growth-oriented Underlying Manager WCM, which outperformed the Index during the Reporting Period. WCM benefited from an overweight position and strong stock selection in information technology as well as effective stock selection in the financials and industrials sectors.

Core-oriented Underlying Manager MFS also outperformed the Index. Strong stock selection within the financials, health care, consumer staples and consumer discretionary sectors contributed positively.

Value-oriented Underlying Manager Causeway lagged the Index during the Reporting Period. Causeway was hurt by poor stock selection in the communication services, consumer staples and industrials sectors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. Overall, the use of these instruments had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44%

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PORTFOLIO RESULTS

to Causeway, 35% to MFS and 20% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, compared to the Index, the Fund was overweight information technology and materials stocks and was underweight financials stocks. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-benchmark exposure to the emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega-cap stocks and maintained underweights relative to the Index in mid-cap and large-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Class P Shares	9.51%	7.45%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class P Shares	-1.11%	4.74%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.57%	0.79%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Nestle SA	2.2%	Food Products

Volkswagen AG	2.0	Automobiles

AIA Group Ltd.	1.9	Insurance

Roche Holding AG	1.8	Pharmaceuticals

Linde PLC	1.7	Chemicals

Takeda Pharmaceutical Co. Ltd.	1.7	Pharmaceuticals

LVMH Moet Hennessy Louis Vuitton SE	1.7	Textiles, Apparel & Luxury Goods

Experian PLC	1.6	Professional Services

Prudential PLC	1.6	Insurance
Novartis AG	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 10.06%. This return compares to the 9.76% cumulative total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ dynamic equity investment strategies. (Dynamic equity investment strategies generally involve investing in equity instruments, often with a long term view. They are long-biased strategies and may have low excess return correlations to traditional long-only equity strategies.) The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had capital allocated to four Underlying Managers as part of its top-level strategy allocation — Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”).

Of the Underlying Managers with allocated capital for the entirety of Reporting Period, all three posted positive absolute returns. Vaughan Nelson recorded a positive absolute return between December 20, 2018, when it was allocated capital, and the end of the Reporting Period. On a relative basis, Sirios and Lazard outperformed the Index during the Reporting Period, while Smead underperformed the Index. Vaughan Nelson slightly underperformed the Index between December 20, 2018 and the end of the Reporting Period. The Index serves as the benchmark index for all four Underlying Managers.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by growth-oriented Underlying Manager Sirios, which significantly outpaced the Index. Sirios benefited from positive stock selection in industrials, health care and consumer staples. This was slightly offset by an overweight relative to the Index in the information technology sector, which detracted from results.

Lazard, which uses an all cap, concentrated investment strategy, also significantly outperformed the Index. Strong stock selection in the information technology, industrials and financials sectors added to returns as did having an underweight compared to the Index in energy.

Core-oriented Underlying Manager Smead lagged the Index during the Reporting Period. These negative results were due primarily to poor stock selection in the consumer staples sector. Weak selection in health care and communication services also detracted from performance.

Vaughan Nelson, the other core-oriented Underlying Manager, slightly underperformed the Index between December 20, 2018 and the end of the Reporting Period. Poor selection within information technology and financials,

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PORTFOLIO RESULTS

as well as a cash drag, detracted from returns. This was largely mitigated by strong stock selection in the energy and consumer staples sectors, which added to performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives had a rather neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 40.5% to Smead, 40.5% to Sirios and 18% to Lazard. The remainder of the Fund’s assets were invested in cash and cash equivalents. During December 2018, Vaughan Nelson was allocated capital. At the end of the Reporting Period, the Fund’s assets were allocated approximately 33% to Smead, 33% to Sirios, 18% to Lazard and 15% to Vaughan Nelson. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund maintained an overweight relative to the Index in financials, with bank exposure held by Smead and Sirios. Lazard has not historically invested in banks. In addition, the Fund was overweight the industrials and consumer discretionary sectors compared to the Index. The Fund was most underweight in information technology and energy relative to the Index at the end of the Reporting Period and had no exposure to utilities or real estate. In terms of market capitalization, the Fund maintained a significant underweight in mega caps and an overweight relative to the Index in small/mid-cap stocks. Regionally, the Fund was primarily invested in North American equities but also had modest exposure to companies domiciled in Europe.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Class P Shares	10.06%	9.76%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class P Shares	8.34%	6.90%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.79%	1.18%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc. Class B	4.4%	Diversified Financial Services
JPMorgan Chase & Co.	3.1	Banks
NVR, Inc.	2.3	Household Durables
Discovery, Inc. Class A	2.2	Media
The Walt Disney Co.	2.2	Entertainment
The Home Depot, Inc.	2.2	Specialty Retail
Qualcomm, Inc.	2.1	Semiconductors & Semiconductor Equipment
Becton Dickinson & Co.	2.0	Health Care Equipment & Supplies
American Express Co.	2.0	Consumer Finance
Airbus SE	2.0	Aerospace & Defense

[5]The	top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 9.48%. This return compares to the 6.06% cumulative total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation — Brown Advisory, LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and Boston Partners Global Investors (“Boston Partners”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns. On a relative basis, all three outperformed their respective benchmark indices.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was led by growth-oriented Underlying Manager Brown Advisory, which outpaced its benchmark index, the Russell 2000® Growth Index, because of an overweight position and stock selection in the information technology sector. Additionally, positive stock selection in health care and industrials aided results.

Core-oriented Underlying Manager PNC outperformed its benchmark index, the Russell 2000® Index. Its positive results were due both to strong stock selection in the consumer discretionary sector and to an underweight position and effective stock selection in the health care sector.

Value-oriented Underlying Manager Boston Partners outperformed its benchmark index, the Russell 2000® Value Index, during the Reporting Period. Robust stock selection in the financials and consumer discretionary sectors added to relative returns. An underweight position and selection in the health care sector also contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In April 2019, QMA LLC (“QMA”) was added as an Underlying Manager of the Fund but was not allocated capital during the Reporting Period. QMA manages an allocation of U.S. small-capitalization equity securities.

There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44%

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PORTFOLIO RESULTS

to Boston Partners, 30% to Brown Advisory and 25% to PNC. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was moderately overweight compared to the Index in financials and industrials, while it was underweight health care, utilities and real estate. In terms of market capitalization, the Fund maintained a slight small/mid-cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Class P Shares	9.48%	6.06%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class P Shares	1.38%	10.42%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.80%	1.00%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

Lithia Motors, Inc. Class A	1.5%	Specialty Retail
HEICO Corp.	1.5	Aerospace & Defense
Waste Connections, Inc.	1.4	Commercial Services & Supplies
EnerSys	1.2	Electrical Equipment
LCI Industries	1.1	Auto Components
National General Holdings Corp.	1.1	Insurance
Bright Horizons Family Solutions, Inc.	1.1	Diversified Consumer Services
Graphic Packaging Holding Co.	1.1	Containers & Packaging
ASGN, Inc.	1.1	Professional Services
Genpact Ltd.	1.1	IT Services
[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS(%)[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion pf other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

FUND BASICS

Index Definitions

MSCI ACWI Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

15

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 94.4%
Australia – 1.0%
113,200	Amcor Ltd. (Containers & Packaging)	$1,279,595
43,786	CSL Ltd. (Biotechnology)	6,141,502

		7,421,097

Belgium – 0.6%
57,009	KBC Group NV (Banks)	4,232,112

Brazil – 0.2%
360,338	Ambev SA ADR (Beverages)	1,697,192

Canada – 5.9%
30,149	Canadian Imperial Bank of Commerce (Banks)	2,538,709
55,696	Canadian National Railway Co. (Road & Rail)	5,167,475
28,162	Canadian Pacific Railway Ltd. (Road & Rail)	6,310,259
66,593	Dollarama, Inc. (Multiline Retail)	2,000,226
939,111	Encana Corp. (Oil, Gas & Consumable Fuels)	6,505,151
151,332	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	5,580,205
311,364	Manulife Financial Corp. (Insurance)	5,733,634
25,715	Shopify, Inc. Class A* (IT Services)	6,262,374
134,933	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4,449,757

		44,547,790

China – 2.0%
55,841	Baidu, Inc. ADR* (Interactive Media & Services)	9,282,449
121,740	Tencent Holdings Ltd. (Interactive Media & Services)	6,000,278

		15,282,727

Denmark – 1.9%
17,520	Carlsberg A/S Class B (Beverages)	2,265,350
42,728	Chr Hansen Holding A/S (Chemicals)	4,365,991
34,335	DSV A/S (Road & Rail)	3,181,749
95,694	Novo Nordisk A/S Class B (Pharmaceuticals)	4,688,483

		14,501,573

France – 10.8%
53,206	Air Liquide SA (Chemicals)	7,078,092
122,118	BNP Paribas SA (Banks)	6,500,719
73,026	Carrefour SA (Food & Staples Retailing)	1,422,707
66,631	Danone SA (Food Products)	5,386,781
12,710	Dassault Systemes SE (Software)	2,012,793
270,731	Engie SA (Multi-Utilities)	4,018,326
64,462	EssilorLuxottica SA* (Textiles, Apparel & Luxury Goods)	7,853,960
242	Hermes International (Textiles, Apparel & Luxury Goods)	170,263
14,677	Ingenico Group SA (Electronic Equipment, Instruments & Components)	1,238,741

Common Stocks – (continued)
France – (continued)
12,979	L’Oreal SA (Personal Products)	3,569,906
37,671	Legrand SA (Electrical Equipment)	2,770,811
32,417	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	12,727,468
55,665	Pernod Ricard SA (Beverages)	9,706,137
88,353	Schneider Electric SE (Electrical Equipment)	7,477,843
102,916	TOTAL SA (Oil, Gas & Consumable Fuels)	5,721,179
35,170	Ubisoft Entertainment SA* (Entertainment)	3,360,078

		81,015,804

Germany – 5.5%
19,655	adidas AG (Textiles, Apparel & Luxury Goods)	5,062,892
129,546	BASF SE (Chemicals)	10,576,257
14,531	Bayer AG (Pharmaceuticals)	967,122
54,136	Beiersdorf AG (Personal Products)	5,923,603
167,938	Deutsche Post AG (Air Freight & Logistics)	5,837,596
30,352	Merck KGaA (Pharmaceuticals)	3,235,235
7,738	MTU Aero Engines AG (Aerospace & Defense)	1,825,624
63,127	ProSiebenSat.1 Media SE (Media)	997,946
52,312	SAP SE (Software)	6,743,451

		41,169,726

Hong Kong – 3.4%
1,366,800	AIA Group Ltd. (Insurance)	13,995,260
911,514	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,843,662
1,026,664	China Mobile Ltd. (Wireless Telecommunication Services)	9,795,814

		25,634,736

India – 1.8%
47,209	HDFC Bank Ltd. ADR (Banks)	5,412,512
96,572	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	2,770,542
159,769	Tata Consultancy Services Ltd. (IT Services)	5,193,204

		13,376,258

Ireland – 1.6%
35,269	Accenture PLC Class A (IT Services)	6,442,588
18,027	ICON PLC* (Life Sciences Tools & Services)	2,462,128
45,063	Ryanair Holdings PLC ADR* (Airlines)	3,498,691

		12,403,407

Israel* – 0.4%
27,436	Check Point Software Technologies Ltd. (Software)	3,313,171

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – 2.3%
167,322	Eni SpA (Oil, Gas & Consumable Fuels)	$2,851,357
982,988	Intesa Sanpaolo SpA (Banks)	2,575,445
834,373	UniCredit SpA (Banks)	11,551,147

		16,977,949

Japan – 12.0%
34,900	Daikin Industries Ltd. (Building Products)	4,443,450
74,400	Denso Corp. (Auto Components)	3,250,908
65,500	East Japan Railway Co. (Road & Rail)	6,172,840
42,100	FANUC Corp. (Machinery)	7,909,555
98,300	Hoya Corp. (Health Care Equipment & Supplies)	6,942,695
97,700	Japan Airlines Co. Ltd. (Airlines)	3,186,327
140,900	Japan Tobacco, Inc. (Tobacco)	3,255,863
301,000	KDDI Corp. (Wireless Telecommunication Services)	6,937,310
10,000	Keyence Corp. (Electronic Equipment, Instruments & Components)	6,247,934
231,700	Kubota Corp. (Machinery)	3,527,690
69,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,516,419
396,400	Olympus Corp. (Health Care Equipment & Supplies)	4,449,037
11,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,041,969
131,900	Sompo Holdings, Inc. (Insurance)	4,978,323
116,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,219,794
352,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	12,996,788
191,200	Terumo Corp. (Health Care Equipment & Supplies)	5,770,157

		89,847,059

Mexico – 0.5%
1,314,365	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,862,445

Netherlands – 3.6%
133,433	Akzo Nobel NV (Chemicals)	11,337,206
15,230	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,180,329
9,904	Core Laboratories NV (Energy Equipment & Services)	627,815
517,637	ING Groep NV (Banks)	6,605,061
54,945	QIAGEN NV* (Life Sciences Tools & Services)	2,127,517
54,395	Randstad NV (Professional Services)	3,110,917

		26,988,845

Singapore – 0.4%
161,700	DBS Group Holdings Ltd. (Banks)	3,362,622

Common Stocks – (continued)
South Korea – 1.7%
5,486	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	5,409,196
8,058	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,259,939
274,661	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	6,482,000

		13,151,135

Spain – 1.6%
112,306	Amadeus IT Group SA (IT Services)	8,950,411
904,145	CaixaBank SA (Banks)	2,881,956

		11,832,367

Sweden – 0.7%
94,666	Atlas Copco AB Class A (Machinery)	2,954,934
80,994	Essity AB Class B (Household Products)	2,401,545

		5,356,479

Switzerland – 10.8%
507,364	ABB Ltd.* (Electrical Equipment)	10,435,823
51,313	Alcon, Inc.* (Health Care Equipment & Supplies)	2,955,049
805,679	Aryzta AG* (Food Products)	1,204,724
35,866	Chubb Ltd. (Insurance)	5,207,743
22,800	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,666,733
6,990	Geberit AG (Building Products)	2,930,968
257	Givaudan SA (Chemicals)	665,451
167,891	Nestle SA (Food Products)	16,164,143
148,477	Novartis AG (Pharmaceuticals)	12,166,215
51,245	Roche Holding AG (Pharmaceuticals)	13,521,674
35,108	Sika AG (Chemicals)	5,379,319
393,089	UBS Group AG* (Capital Markets)	5,271,110
10,373	Zurich Insurance Group AG (Insurance)	3,306,578

		80,875,530

Taiwan – 1.3%
216,036	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	9,466,698

Turkey* – 0.2%
1,298,325	Akbank T.A.S. (Banks)	1,334,810

United Kingdom – 22.3%
97,586	AstraZeneca PLC (Pharmaceuticals)	7,270,138
1,073,075	Aviva PLC (Insurance)	6,026,525
671,736	Balfour Beatty PLC (Construction & Engineering)	2,205,117
4,247,045	Barclays PLC (Banks)	9,114,180
1,108,505	BP PLC (Oil, Gas & Consumable Fuels)	8,060,714
254,240	British American Tobacco PLC (Tobacco)	9,953,221

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
62,266	Carnival PLC (Hotels, Restaurants & Leisure)	$3,301,008
3,426,485	Cobham PLC* (Aerospace & Defense)	5,166,369
378,241	Compass Group PLC (Hotels, Restaurants & Leisure)	8,596,936
126,976	Diageo PLC (Beverages)	5,353,019
423,399	Experian PLC (Professional Services)	12,324,683
77,607	Johnson Matthey PLC (Chemicals)	3,385,559
143,272	Just Eat PLC* (Internet & Direct Marketing Retail)	1,309,795
72,407	Linde PLC (Chemicals)	13,062,679
4,110,087	Lloyds Banking Group PLC (Banks)	3,361,373
175,480	Micro Focus International PLC (Software)	4,448,258
536,227	Prudential PLC (Insurance)	12,183,814
45,447	Reckitt Benckiser Group PLC (Household Products)	3,676,955
298,094	RELX PLC (Professional Services)	6,839,650
63,276	Rio Tinto PLC (Metals & Mining)	3,691,463
65,911,342	Rolls-Royce Holdings PLC* (Aerospace & Defense)	11,035,939
281,341	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	9,079,816
51,657	Smiths Group PLC (Industrial Conglomerates)	1,028,468
512,090	SSE PLC (Electric Utilities)	7,662,210
625,798	Tesco PLC (Food & Staples Retailing)	2,041,754
3,004,711	Vodafone Group PLC (Wireless Telecommunication Services)	5,573,360
169,548	WPP PLC (Media)	2,115,585

		167,868,588

United States – 1.9%
7,575	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	5,645,344
39,984	ResMed, Inc. (Health Care Equipment & Supplies)	4,178,728
87,187	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	4,144,870

		13,968,942

TOTAL COMMON STOCKS
(Cost $640,435,806)		$709,489,062

Shares	Dividend Rate	Value

Preferred Stocks – 2.1%
Germany – 2.1%
Volkswagen AG (Automobiles)
88,114	2.630%	$15,384,888
(Cost $13,508,619)

Investment Company(a) – 2.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,470,845	2.464%	$21,470,845
(Cost $21,470,845)

TOTAL INVESTMENTS – 99.3%
(Cost $675,415,270)		$746,344,795

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		5,233,812

NET ASSETS – 100.0%		$751,578,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
CHF	—Swiss Franc
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
State Street Bank and Trust	CHF	733,079	USD	719,092	05/03/19	$564
	EUR	143,489	USD	160,438	05/02/19	528
	EUR	37,093	USD	41,581	05/03/19	33

TOTAL						$1,125

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 94.0%
Aerospace & Defense – 4.0%
23,954	Airbus SE	$3,280,013
5,613	General Dynamics Corp.	1,003,155
4,125	Raytheon Co.	732,559
11,831	Safran SA	1,724,501

		6,740,228

Auto Components – 0.5%
9,390	Aptiv PLC	804,723

Banks – 8.3%
102,221	Bank of America Corp.	3,125,918
8,100	Citigroup, Inc.	572,670
9,657	Fifth Third Bancorp	278,315
44,667	JPMorgan Chase & Co.	5,183,605
43,288	Regions Financial Corp.	672,263
34,069	SunTrust Banks, Inc.	2,230,838
37,751	Wells Fargo & Co.	1,827,526

		13,891,135

Beverages – 2.2%
2,780	Constellation Brands, Inc. Class A	588,442
5,720	Molson Coors Brewing Co. Class B	367,167
56,117	The Coca-Cola Co.	2,753,100

		3,708,709

Biotechnology – 2.3%
8,775	AbbVie, Inc.	696,647
17,117	Amgen, Inc.	3,069,421

		3,766,068

Building Products – 0.9%
17,390	Armstrong World Industries, Inc.	1,507,191

Capital Markets – 4.2%
42,625	Ares Capital Corp.	767,250
15,240	Intercontinental Exchange, Inc.	1,239,774
4,441	Moody’s Corp.	873,189
7,883	S&P Global, Inc.	1,739,463
18,325	The Charles Schwab Corp.	838,919
37,357	Tradeweb Markets, Inc.*	1,503,619

		6,962,214

Chemicals – 2.9%
3,400	Ecolab, Inc.	625,872
10,089	International Flavors & Fragrances, Inc.	1,390,163
6,253	The Sherwin-Williams Co.	2,844,052

		4,860,087

Commercial Services & Supplies – 0.3%
9,786	KAR Auction Services, Inc.	552,713

Communications Equipment – 2.3%
52,465	Cisco Systems, Inc.	2,935,417
6,665	Motorola Solutions, Inc.	965,825

		3,901,242

Common Stocks – (continued)
Construction Materials – 0.9%
12,299	Vulcan Materials Co.	1,551,027

Consumer Finance – 2.0%
28,718	American Express Co.	3,366,611

Diversified Financial Services* – 4.4%
34,036	Berkshire Hathaway, Inc. Class B	7,375,942

Diversified Telecommunication Services – 0.7%
38,075	AT&T, Inc.	1,178,802

Electrical Equipment – 0.3%
2,336	Rockwell Automation, Inc.	422,139

Energy Equipment & Services – 0.3%
11,759	Schlumberger Ltd.	501,874

Entertainment – 4.1%
31,260	Electronic Arts, Inc.*	2,958,759
26,422	The Walt Disney Co.	3,619,021
4,267	World Wrestling Entertainment, Inc. Class A	357,788

		6,935,568

Food & Staples Retailing – 3.8%
92,988	BJ’s Wholesale Club Holdings, Inc.*	2,636,210
53,477	The Kroger Co.	1,378,637
43,852	Walgreens Boots Alliance, Inc.	2,349,151

		6,363,998

Food Products – 1.0%
33,903	General Mills, Inc.	1,744,987

Health Care Equipment & Supplies – 9.1%
31,445	Abbott Laboratories	2,501,764
14,893	Alcon, Inc.*	866,773
23,395	Baxter International, Inc.	1,785,038
13,989	Becton Dickinson & Co.	3,367,712
48,669	Boston Scientific Corp.*	1,806,593
13,798	Danaher Corp.	1,827,407
34,880	Medtronic PLC	3,097,693

		15,252,980

Health Care Providers & Services – 1.4%
13,812	AmerisourceBergen Corp.	1,032,585
3,760	UnitedHealth Group, Inc.	876,343
3,144	Universal Health Services, Inc. Class B	398,880

		2,307,808

Hotels, Restaurants & Leisure – 1.4%
10,008	Choice Hotels International, Inc.	831,064
4,015	McDonald’s Corp.	793,244
8,032	Starbucks Corp.	623,926

		2,248,234

Household Durables – 3.5%
39,637	Lennar Corp. Class A	2,062,313
1,204	NVR, Inc.*	3,795,586

		5,857,899

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 1.2%
3,158	Honeywell International, Inc.	$548,324
4,205	Roper Technologies, Inc.	1,512,538

		2,060,862

Insurance – 1.6%
53,457	Aflac, Inc.	2,693,164

Interactive Media & Services* – 1.2%
1,678	Alphabet, Inc. Class A	2,011,855

Internet & Direct Marketing Retail – 1.7%
309	Booking Holdings, Inc.*	573,192
56,997	eBay, Inc.	2,208,634

		2,781,826

IT Services – 3.3%
10,383	Accenture PLC Class A	1,896,663
8,830	Fiserv, Inc.*	770,329
2,920	Mastercard, Inc. Class A	742,381
10,429	PayPal Holdings, Inc.*	1,176,078
22,092	Perspecta, Inc.	509,883
17,000	Sabre Corp.	352,920

		5,448,254

Life Sciences Tools & Services – 0.5%
2,995	Thermo Fisher Scientific, Inc.	830,963

Machinery – 0.7%
3,520	Cummins, Inc.	585,341
16,170	Kennametal, Inc.	658,119

		1,243,460

Media – 3.3%
42,133	Comcast Corp. Class A	1,834,050
119,678	Discovery, Inc. Class A*	3,698,050

		5,532,100

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
51,350	New Residential Investment Corp.	863,193

Multiline Retail – 2.4%
10,975	Dollar Tree, Inc.*	1,221,298
35,574	Target Corp.	2,754,139

		3,975,437

Oil, Gas & Consumable Fuels – 1.1%
72,925	Cameco Corp.	805,092
164,625	Kosmos Energy Ltd.	1,101,341

		1,906,433

Personal Products – 0.4%
3,350	The Estee Lauder Cos., Inc. Class A	575,563

Pharmaceuticals – 3.5%
41,217	Elanco Animal Health, Inc.*	1,298,335
6,880	Johnson & Johnson	971,456
24,994	Merck & Co., Inc.	1,967,278
41,346	Pfizer, Inc.	1,679,061

		5,916,130

Common Stocks – (continued)
Professional Services – 0.6%
8,005	Equifax, Inc.	1,008,230

Road & Rail – 1.4%
7,127	Kansas City Southern	877,619
22,100	Knight-Swift Transportation Holdings, Inc.	737,035
5,252	Old Dominion Freight Line, Inc.	784,018

		2,398,672

Semiconductors & Semiconductor Equipment – 5.7%
26,344	Analog Devices, Inc.	3,062,227
40,516	Qualcomm, Inc.	3,489,643
13,380	Skyworks Solutions, Inc.	1,179,848
14,935	Texas Instruments, Inc.	1,759,791

		9,491,509

Software – 1.3%
4,719	Check Point Software Technologies Ltd.*	569,867
3,293	LogMeIn, Inc.	271,343
10,525	Microsoft Corp.	1,374,565

		2,215,775

Specialty Retail – 2.8%
9,561	Lowe’s Cos., Inc.	1,081,732
17,712	The Home Depot, Inc.	3,607,934

		4,689,666

TOTAL COMMON STOCKS
(Cost $121,609,422)		$157,445,271

Shares	Dividend Rate	Value

Investment Company(a) – 3.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,510,668	2.464%	$6,510,668
(Cost $6,510,668)

TOTAL INVESTMENTS – 97.9%
(Cost $128,120,090)		$163,955,939

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		3,463,961

NET ASSETS – 100.0%		$167,419,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	EUR	165,000	USD	184,781	06/19/19	$1,087
	USD	5,763,665	EUR	5,047,000	06/19/19	78,335

TOTAL						$79,422

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	456,000	USD	520,174	06/19/19	$(6,501)
	USD	51,536	EUR	46,000	06/19/19	(282)
State Street Bank and Trust	USD	96,313	EUR	86,201	05/02/19	(388)

TOTAL						$(7,171)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%
Aerospace & Defense – 3.0%
33,579	BWX Technologies, Inc.	$1,715,887
14,016	Cubic Corp.	795,829
5,719	Curtiss-Wright Corp.	651,623
50,696	HEICO Corp.	5,349,949
23,841	Hexcel Corp.	1,685,797
7,867	Mercury Systems, Inc.*	574,448

		10,773,533

Airlines* – 0.1%
8,323	Spirit Airlines, Inc.	452,605

Auto Components – 2.8%
29,614	Dorman Products, Inc.*	2,596,259
34,512	Fox Factory Holding Corp.*	2,678,131
46,084	LCI Industries	4,048,480
10,813	Standard Motor Products, Inc.	540,326

		9,863,196

Banks – 6.6%
20,057	Allegiance Bancshares, Inc.*	693,371
63,741	BankUnited, Inc.	2,331,646
63,640	Boston Private Financial Holdings, Inc.	728,678
44,690	Cadence BanCorp	1,016,698
25,043	CenterState Bank Corp.	618,061
26,444	Columbia Banking System, Inc.	992,708
4,525	ConnectOne Bancorp, Inc.	98,781
3,726	First Citizens BancShares, Inc. Class A	1,670,180
81,342	First Hawaiian, Inc.	2,249,106
26,838	First Merchants Corp.	984,149
32,730	First Midwest Bancorp, Inc.	702,713
38,750	Hanmi Financial Corp.	919,150
66,153	Home BancShares, Inc.	1,269,476
41,502	LegacyTexas Financial Group, Inc.	1,663,400
19,357	Pacific Premier Bancorp, Inc.	562,708
16,385	Peapack Gladstone Financial Corp.	474,018
13,433	Preferred Bank	660,769
17,332	Prosperity Bancshares, Inc.	1,276,328
41,679	Synovus Financial Corp.	1,536,288
41,501	Umpqua Holdings Corp.	720,457
33,688	Veritex Holdings, Inc.	893,069
27,843	Webster Financial Corp.	1,479,299

		23,541,053

Biotechnology* – 1.5%
9,402	Acceleron Pharma, Inc.	382,944
9,511	Agios Pharmaceuticals, Inc.	531,855
3,374	AnaptysBio, Inc.	245,357
33,376	Array BioPharma, Inc.	754,631
16,573	Biohaven Pharmaceutical Holding Co. Ltd.	991,894
6,251	Blueprint Medicines Corp.	472,638
19,071	Coherus Biosciences, Inc.	303,610
10,980	Global Blood Therapeutics, Inc.	608,292
12,169	Neurocrine Biosciences, Inc.	879,089

		5,170,310

Common Stocks – (continued)
Building Products – 1.0%
27,912	Patrick Industries, Inc.*	1,391,971
54,579	Universal Forest Products, Inc.	2,016,694

		3,408,665

Capital Markets – 1.5%
49,998	Ares Management Corp. Class A	1,222,451
35,579	Artisan Partners Asset Management, Inc. Class A	1,008,309
5,424	Diamond Hill Investment Group, Inc.	783,659
9,493	Evercore, Inc. Class A	924,903
18,617	Hamilton Lane, Inc. Class A	909,627
10,621	Stifel Financial Corp.	633,755

		5,482,704

Chemicals – 2.4%
20,477	Balchem Corp.	2,078,620
34,248	Ferro Corp.*	612,012
24,911	Minerals Technologies, Inc.	1,563,663
76,385	PQ Group Holdings, Inc.*	1,207,647
20,403	Trinseo SA	917,115
121,108	Valvoline, Inc.	2,240,498

		8,619,555

Commercial Services & Supplies – 2.8%
42,885	ABM Industries, Inc.	1,628,343
102,532	ACCO Brands Corp.	937,142
15,156	Healthcare Services Group, Inc.	513,031
27,189	Tetra Tech, Inc.	1,759,672
53,380	Waste Connections, Inc.	4,952,063

		9,790,251

Communications Equipment* – 0.6%
60,294	Ciena Corp.	2,312,878

Construction & Engineering – 0.8%
60,469	Aegion Corp.*	1,203,937
12,001	Granite Construction, Inc.	538,725
48,005	Tutor Perini Corp.*	958,660

		2,701,322

Consumer Finance – 4.4%
7,396	Credit Acceptance Corp.*	3,670,043
11,541	FirstCash, Inc.	1,127,325
192,325	Navient Corp.	2,598,311
38,398	Nelnet, Inc. Class A	2,229,004
80,680	PRA Group, Inc.*	2,268,721
348,800	SLM Corp.	3,543,808

		15,437,212

Containers & Packaging – 1.4%
277,049	Graphic Packaging Holding Co.	3,845,440
64,910	Owens-Illinois, Inc.	1,282,622

		5,128,062

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Diversified Consumer Services* – 2.0%
31,234	Bright Horizons Family Solutions, Inc.	$4,002,637
51,805	Capitol Investment Corp. IV Class A	534,109
49,514	Chegg, Inc.	1,765,174
22,074	frontdoor, Inc.	777,888

		7,079,808

Electric Utilities – 0.2%
12,241	Portland General Electric Co.	640,327

Electrical Equipment – 1.2%
62,084	EnerSys	4,295,592

Electronic Equipment, Instruments & Components – 3.4%
13,553	Anixter International, Inc.*	852,077
35,651	Belden, Inc.	1,980,413
30,566	ePlus, Inc.*	2,882,068
43,158	Insight Enterprises, Inc.*	2,441,880
7,014	Littelfuse, Inc.	1,410,165
22,223	SYNNEX Corp.	2,397,417

		11,964,020

Energy Equipment & Services* – 1.0%
22,048	Apergy Corp.	875,085
51,270	Cactus, Inc. Class A	1,861,101
68,248	Forum Energy Technologies, Inc.	408,123
8,818	KLX Energy Services Holdings, Inc.	247,345
83,718	Superior Energy Services, Inc.	300,548

		3,692,202

Entertainment* – 1.1%
8,729	The Madison Square Garden Co. Class A	2,727,289
202,299	Zynga, Inc. Class A	1,145,012

		3,872,301

Equity Real Estate Investment Trusts (REITs) – 0.7%
35,886	Chatham Lodging Trust	706,595
82,239	Colony Capital, Inc.	422,709
51,248	Cousins Properties, Inc.	490,443
45,659	Retail Properties of America, Inc. Class A	561,149
11,449	Spirit Realty Capital, Inc.	463,227

		2,644,123

Food & Staples Retailing – 0.3%
8,598	Casey’s General Stores, Inc.	1,137,945

Food Products – 0.9%
17,566	Calavo Growers, Inc.	1,682,998
26,668	Fresh Del Monte Produce, Inc.	786,973
33,727	The Hain Celestial Group, Inc.*	735,923

		3,205,894

Health Care Equipment & Supplies* – 0.9%
36,531	Integra LifeSciences Holdings Corp.	1,906,553
23,204	Neogen Corp.	1,407,554

		3,314,107

Common Stocks – (continued)
Health Care Providers & Services – 2.5%
43,133	AMN Healthcare Services, Inc.*	2,245,504
5,272	Chemed Corp.	1,722,784
39,347	Covetrus, Inc.*	1,293,336
7,825	HealthEquity, Inc.*	530,144
12,983	Henry Schein, Inc.*	831,691
23,813	Patterson Cos., Inc.	520,076
61,800	PetIQ, Inc.*	1,697,646

		8,841,181

Health Care Technology* – 0.3%
12,320	Omnicell, Inc.	990,035

Hotels, Restaurants & Leisure – 1.0%
40,059	Carrols Restaurant Group, Inc.*	392,979
26,432	Choice Hotels International, Inc.	2,194,913
45,719	Lindblad Expeditions Holdings, Inc.*	741,105
26,223	The Habit Restaurants, Inc. Class A*	279,537

		3,608,534

Household Durables – 2.7%
6,054	Cavco Industries, Inc.*	755,358
16,459	Helen of Troy Ltd.*	2,370,096
17,389	Hooker Furniture Corp.	518,366
30,819	Installed Building Products, Inc.*	1,480,237
8,430	iRobot Corp.*	872,842
36,455	La-Z-Boy, Inc.	1,195,724
32,654	TopBuild Corp.*	2,325,944

		9,518,567

Household Products – 0.4%
32,669	Energizer Holdings, Inc.	1,564,518

Insurance – 4.6%
19,157	AMERISAFE, Inc.	1,134,478
67,075	Assured Guaranty Ltd.	3,199,477
11,043	Axis Capital Holdings Ltd.	627,795
22,445	Global Indemnity Ltd.	691,306
163,660	National General Holdings Corp.	4,034,219
26,514	ProAssurance Corp.	995,070
33,494	RLI Corp.	2,724,067
8,283	The Hanover Insurance Group, Inc.	999,013
1,903	White Mountains Insurance Group Ltd.	1,786,993

		16,192,418

Internet & Direct Marketing Retail* – 1.4%
41,730	Despegar.com Corp.	608,841
28,455	Etsy, Inc.	1,921,850
69,957	MakeMyTrip Ltd.	1,763,616
21,269	Stitch Fix, Inc. Class A	566,819

		4,861,126

IT Services – 4.8%
2,704	Broadridge Financial Solutions, Inc.	319,424
19,108	EVERTEC, Inc.	598,271
80,250	Evo Payments, Inc. Class A*	2,384,228
103,804	Genpact Ltd.	3,768,085
22,823	MAXIMUS, Inc.	1,680,914

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
14,511	Science Applications International Corp.	$1,087,599
57,489	Sykes Enterprises, Inc.*	1,595,320
51,986	TTEC Holdings, Inc.	1,895,410
17,471	WEX, Inc.*	3,674,151

		17,003,402

Leisure Products – 0.2%
48,847	Clarus Corp.	655,527

Life Sciences Tools & Services* – 2.4%
21,661	Charles River Laboratories International, Inc.	3,042,721
7,889	ICON PLC	1,077,479
24,072	Medpace Holdings, Inc.	1,352,124
71,219	NeoGenomics, Inc.	1,483,492
33,199	Syneos Health, Inc.	1,558,029

		8,513,845

Machinery – 3.0%
21,114	Alamo Group, Inc.	2,188,255
15,625	ESCO Technologies, Inc.	1,171,875
9,052	IDEX Corp.	1,418,086
27,518	John Bean Technologies Corp.	3,021,201
23,169	The Timken Co.	1,110,954
14,477	Woodward, Inc.	1,576,545

		10,486,916

Media – 1.3%
27,796	AMC Networks, Inc. Class A*	1,623,565
81,849	Entercom Communications Corp. Class A	563,121
40,631	GCI Liberty, Inc. Class A*	2,422,420

		4,609,106

Metals & Mining – 0.5%
91,916	Ferroglobe PLC	197,620
52,699	Ferroglobe Representation & Warranty Insurance Trust*(a)	—
168,510	SunCoke Energy, Inc.*	1,450,871

		1,648,491

Mortgage Real Estate Investment Trusts (REITs) – 3.0%
30,392	Ares Commercial Real Estate Corp.	461,958
55,753	Blackstone Mortgage Trust, Inc. Class A	1,984,249
239,904	MFA Financial, Inc.	1,801,679
42,747	Redwood Trust, Inc.	699,341
96,048	Starwood Property Trust, Inc.	2,213,907
257,802	Two Harbors Investment Corp.	3,573,136

		10,734,270

Oil, Gas & Consumable Fuels – 1.8%
136,990	Enerplus Corp.	1,253,459
81,999	Extraction Oil & Gas, Inc.*	385,395
37,571	Jagged Peak Energy, Inc.*	397,125
165,274	Kosmos Energy Ltd.	1,105,683
109,632	World Fuel Services Corp.	3,382,147

		6,523,809

Common Stocks – (continued)
Paper & Forest Products – 0.8%
16,771	Neenah, Inc.	1,137,912
43,329	Schweitzer-Mauduit International, Inc.	1,541,213

		2,679,125

Pharmaceuticals* – 1.0%
77,052	Catalent, Inc.	3,453,471

Professional Services – 4.4%
59,777	ASGN, Inc.*	3,768,342
41,237	Exponent, Inc.	2,334,839
30,645	FTI Consulting, Inc.*	2,604,212
10,722	Huron Consulting Group, Inc.*	518,194
27,537	Insperity, Inc.	3,292,324
61,798	Navigant Consulting, Inc.	1,410,849
15,318	WageWorks, Inc.*	747,365
18,864	Willdan Group, Inc.*	745,694

		15,421,819

Real Estate Management & Development – 1.7%
25,615	Colliers International Group, Inc.	1,649,094
34,029	FirstService Corp.	2,968,009
32,581	RE/MAX Holdings, Inc. Class A	1,411,735

		6,028,838

Road & Rail – 0.4%
38,605	Knight-Swift Transportation Holdings, Inc.	1,287,477

Semiconductors & Semiconductor Equipment – 1.0%
52,394	Brooks Automation, Inc.	1,965,299
34,187	Marvell Technology Group Ltd.	855,359
15,989	Versum Materials, Inc.	834,306

		3,654,964

Software – 6.8%
19,962	2U, Inc.*	1,207,701
5,508	Appfolio, Inc. Class A*	534,882
18,677	Aspen Technology, Inc.*	2,276,913
5,869	Blackbaud, Inc.	465,353
21,358	Blackline, Inc.*	1,090,967
35,705	Envestnet, Inc.*	2,534,698
5,751	Fair Isaac Corp.*	1,608,842
15,309	Guidewire Software, Inc.*	1,630,409
71,963	Mimecast Ltd.*	3,706,814
11,147	Paylocity Holding Corp.*	1,076,243
16,130	PROS Holdings, Inc.*	826,501
21,426	RealPage, Inc.*	1,397,190
4,376	The Ultimate Software Group, Inc.*	1,446,924
6,722	Tyler Technologies, Inc.*	1,558,899
32,343	Workiva, Inc.*	1,718,707
47,772	Zuora, Inc. Class A*	1,055,761

		24,136,804

Specialty Retail – 2.4%
7,845	Group 1 Automotive, Inc.	614,342
55,219	Hudson Ltd. Class A*	847,059
47,838	Lithia Motors, Inc. Class A	5,430,570

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
54,858	National Vision Holdings, Inc.*	$1,481,166

		8,373,137

Technology Hardware, Storage & Peripherals* – 0.4%
45,590	NCR Corp.	1,319,830

Textiles, Apparel & Luxury Goods – 1.0%
62,357	Skechers U.S.A., Inc. Class A*	1,974,223
40,450	Steven Madden Ltd.	1,470,357

		3,444,580

Thrifts & Mortgage Finance – 2.7%
51,063	Essent Group Ltd.*	2,422,939
37,645	NMI Holdings, Inc. Class A*	1,057,072
49,232	Radian Group, Inc.	1,153,013
54,340	Walker & Dunlop, Inc.	2,985,983
55,611	Washington Federal, Inc.	1,842,949

		9,461,956

Tobacco – 0.3%
18,773	Universal Corp.	1,011,114

Trading Companies & Distributors – 2.9%
63,549	Air Lease Corp.	2,450,449
89,957	BMC Stock Holdings, Inc.*	1,851,315
40,866	H&E Equipment Services, Inc.	1,242,735
24,571	SiteOne Landscape Supply, Inc.*	1,653,629
54,341	WESCO International, Inc.*	3,110,479

		10,308,607

TOTAL COMMON STOCKS
(Cost $286,596,616)		$340,861,132

Shares	Dividend Rate	Value

Investment Company(b) – 4.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,100,049	2.464%	$14,100,049
(Cost $14,100,049)

TOTAL INVESTMENTS – 100.3%
(Cost $300,696,665)		$354,961,181

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(971,250)

NET ASSETS – 100.0%		$353,989,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:

Investments, at value (cost $653,944,425, $121,609,422 and $286,596,616, respectively)	$724,873,950	$157,445,271	$340,861,132

Investments of affiliated issuers, at value (cost $21,470,845, $6,510,668 and $14,100,049, respectively)	21,470,845	6,510,668	14,100,049

Foreign currencies, at value (cost $214,837, $0 and $0, respectively)	215,251	—	—

Cash	457,910	1,690,782	287,193

Unrealized gain on forward foreign currency exchange contracts	1,125	79,422	—

Receivables:

Dividends	3,801,211	115,895	62,167

Investments sold	3,637,239	2,035,367	263,361

Foreign tax reclaims	1,086,680	3,815	—

Fund shares sold	275,000	400,000	300,000

Reimbursement from investment adviser	—	19,813	3,027

Collateral on certain derivative contracts(a)	—	140,000	—

Other assets	69,047	26,956	54,007

Total assets	755,888,258	168,467,989	355,930,936

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	—	7,171	—

Payables:

Investments purchased	2,768,664	207,255	1,390,485

Fund shares redeemed	350,000	480,000	45,000

Management fees	268,955	87,882	178,220

Investments purchased on an extended settlement basis	86,166	—	—

Transfer agency fees	12,180	2,785	5,682

Accrued expenses	823,686	262,996	321,618

Total liabilities	4,309,651	1,048,089	1,941,005

Net Assets:

Paid-in capital	683,285,286	131,670,291	309,693,206

Total distributable earnings	68,293,321	35,749,609	44,296,725

NET ASSETS	$751,578,607	$167,419,900	$353,989,931

Shares outstanding $0.001 par value (unlimited number of shares authorized):	66,130,619	14,001,863	26,867,763

Net asset value, offering and redemption price per share:	$11.37	$11.96	$13.18

(a)	Segregated for collateral on forward foreign currency exchange transactions.

The accompanying notes are an integral part of these financial statements.	27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $948,135, $7,403 and $5,140, respectively)	$11,274,672	$1,354,725	$2,247,867

Dividends — affiliated issuers	259,328	98,894	174,965

Total investment income	11,534,000	1,453,619	2,422,832

Expenses:

Management fees	1,998,669	636,410	1,200,828

Custody, accounting and administrative services	232,142	127,130	146,681

Professional fees	71,037	66,292	72,148

Transfer Agency fees	66,622	15,910	32,022

Registration fees	31,455	19,683	27,523

Trustee fees	23,085	15,829	18,267

Printing and mailing costs	19,853	12,300	13,383

Other	18,463	4,881	8,593

Total expenses	2,461,326	898,435	1,519,445

Less — expense reductions	(580,767)	(277,015)	(250,938)

Net expenses	1,880,559	621,420	1,268,507

NET INVESTMENT INCOME	9,653,441	832,199	1,154,325

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $6,051, $52 and $0, respectively)	(6,252,999)	1,073,624	(8,341,842)

Forward foreign currency exchange contracts	31,203	210,274	—

Foreign currency transactions	(66,826)	(2,291)	(77)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	61,058,898	13,738,683	37,055,114

Forward foreign currency exchange contracts	568	(83,263)	—

Foreign currency translation	(7,869)	220	5

Net realized and unrealized gain	54,762,975	14,937,247	28,713,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,416,416	$15,769,446	$29,867,525

28	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Dynamic Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$9,653,441	$9,859,222	$832,199	$1,212,228

Net realized gain (loss)	(6,288,622)	12,888,907	1,281,607	8,188,433

Net change in unrealized gain (loss)	61,051,597	(62,895,292)	13,655,640	367,847

Net increase (decrease) in net assets resulting from operations	64,416,416	(40,147,163)	15,769,446	9,768,508

Distributions to shareholders:

From distributable earnings	(24,585,380)	(7,093,278)	(10,236,864)	(4,291,680)

From share transactions:

Proceeds from sales of shares	92,341,000	269,285,343	7,803,000	54,210,000

Reinvestment of distributions	24,585,380	7,093,278	10,236,864	4,291,680

Cost of shares redeemed	(32,150,058)	(44,996,789)	(16,679,202)	(35,535,266)

Net increase in net assets resulting from share transactions	84,776,322	231,381,832	1,360,662	22,966,414

TOTAL INCREASE	124,607,358	184,141,391	6,893,244	28,443,242

Net assets:

Beginning of period	626,971,249	442,829,858	160,526,656	132,083,414

End of period	$751,578,607	$626,971,249	$167,419,900	$160,526,656

The accompanying notes are an integral part of these financial statements.	29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Small Cap Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$1,154,325	$902,587

Net realized gain (loss)	(8,341,919)	7,248,272

Net change in unrealized gain (loss)	37,055,119	(16,208,876)

Net increase (decrease) in net assets resulting from operations	29,867,525	(8,058,017)

Distributions to shareholders:

From distributable earnings	(8,948,144)	(5,101,142)

From share transactions:

Proceeds from sales of shares	29,286,000	165,669,010

Reinvestment of distributions	8,948,144	5,101,142

Cost of shares redeemed	(23,329,615)	(37,822,987)

Net increase in net assets resulting from share transactions	14,904,529	132,947,165

TOTAL INCREASE	35,823,910	119,788,006

Net assets:

Beginning of period	318,166,021	198,378,015

End of period	$353,989,931	$318,166,021

30	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager International Equity Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.80		$11.62	$9.41	$9.52	$10.00

Net investment income(b)	0.15		0.22	0.19	0.17	0.03

Net realized and unrealized gain (loss)	0.83		(0.86)	2.17	(0.25)	(0.51)

Total from investment operations	0.98		(0.64)	2.36	(0.08)	(0.48)

Distributions to shareholders from net investment income	(0.16)		(0.18)	(0.15)	(0.03)	—

Distributions to shareholders from net realized gains	(0.25)		— (c)	—	—	—

Total distributions	(0.41)		(0.18)	(0.15)	(0.03)	—

Net asset value, end of period	$11.37		$10.80	$11.62	$9.41	$9.52

Total return(d)	9.51%		(5.63)%	25.44%	(0.82)%	(4.80)%

Net assets, end of period (in 000s)	$751,579		$626,971	$442,830	$293,620	$185,055

Ratio of net expenses to average net assets	0.57	%(e)	0.57%	0.57%	0.57%	0.57	%(e)

Ratio of total expenses to average net assets	0.74	%(e)	0.79%	0.82%	1.01%	1.07	%(e)

Ratio of net investment income to average net assets	2.90	%(e)	1.85%	1.82%	1.81%	1.31	%(e)

Portfolio turnover rate(f)	13%		28%	37%	25%	6%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Dynamic Equity Fund
	Class P Shares
	Six Months Ended February 28, 2019 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$11.64		$11.28	$9.13	$9.51	$10.00

Net investment income(b)	0.06		0.09	0.07	0.06 (c)	0.02

Net realized and unrealized gain (loss)	1.01		0.64	2.14	(0.40)	(0.51)

Total from investment operations	1.07		0.73	2.21	(0.34)	(0.49)

Distributions to shareholders from net investment income	(0.10)		(0.04)	(0.06)	(0.04)	—

Distributions to shareholders from net realized gains	(0.65)		(0.33)	—	—	—

Total distributions	(0.75)		(0.37)	(0.06)	(0.04)	—

Net asset value, end of period	$11.96		$11.64	$11.28	$9.13	$9.51

Total return(d)	10.06%		6.51%	24.34%	(3.54)%	(4.90)%

Net assets, end of period (in 000s)	$167,420		$160,527	$132,083	$135,996	$131,932

Ratio of net expenses to average net assets	0.78	%(e)	0.78%	0.79%	0.80%	0.79	%(e)

Ratio of total expenses to average net assets	1.13	%(e)	1.18%	1.23%	1.31%	1.51	%(e)

Ratio of net investment income to average net assets	1.05	%(e)	0.80%	0.63%	0.70%	0.70	%(e)

Portfolio turnover rate(f)	60%		86%	96%	112%	14%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2016(a)
			2018		2017
Per Share Data

Net asset value, beginning of period	$12.40		$12.77		$10.52	$10.00

Net investment income(b)	0.04		0.05	(c)	0.03	0.01

Net realized and unrealized gain (loss)	1.08		(0.10)		2.36	0.51

Total from investment operations	1.12		(0.05)		2.39	0.52

Distributions to shareholders from net investment income	(0.04)		(0.07)		(0.04)	—

Distributions to shareholders from net realized gains	(0.30)		(0.25)		(0.10)	—

Total distributions	(0.34)		(0.32)		(0.14)	—

Net asset value, end of period	$13.18		$12.40		$12.77	$10.52

Total return(d)	9.48%		(0.40)%		22.80%	5.20%

Net assets, end of period (in 000s)	$353,990		$318,166		$198,378	$128,775

Ratio of net expenses to average net assets	0.79	%(e)	0.80%		0.80%	0.80	%(e)

Ratio of total expenses to average net assets	0.95	%(e)	1.00%		1.19%	1.32	%(e)

Ratio of net investment income to average net assets	0.62	%(e)	0.35	%(c)	0.25%	0.26	%(e)

Portfolio turnover rate(f)	21%		32%		44%	15%

(a)	Commenced operations on April 29, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Dynamic Equity	Class P	Diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of April 30, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P., Smead Capital Management, Inc., and Vaughan Nelson, LLC; and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors Inc., Brown Advisory, LLC, PNC Capital Advisors, LLC, which was terminated after April 30, 2019, and QMA LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

34

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

36

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$38,101,700	$139,477,576	$—

Australia and Oceania	—	7,421,097	—

Europe	48,225,732	428,415,338	—

North America	58,234,307	3,301,008	—

South America	1,697,192	—	—

Investment Company	21,470,845	—	—

Total	$167,729,776	$578,615,019	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,125	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$569,867	$—	$—

Europe	6,665,852	5,004,514	—

North America	145,205,038	—	—

Investment Company	6,510,668	—	—

Total	$158,951,425	$5,004,514	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$79,422	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(7,171)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,763,616	$—	$—

Europe	1,275,099	—	—

North America	337,213,576	—	—

South America	608,841	—	—

Investment Company	14,100,049	—	—

Total	$354,961,181	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,125	—	$—

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$79,422	Payable for unrealized loss on forward foreign currency exchange contracts	$(7,171)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$31,203	$568	2

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$210,274	$(83,263)	11

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*^
Multi-Manager International Equity	0.60%	0.43%
Multi-Manager U.S. Dynamic Equity	0.80	0.64
Multi-Manager U.S. Small Cap Equity	0.75	0.63

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2020 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2019, GSAM waived $18,177, $ 7,035 and $12,375 of the Fund’s management fee for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Multi-Manager International Equity	$556,374	$24,393	$580,767
Multi-Manager U.S. Dynamic Equity	129,173	147,842	277,015
Multi-Manager U.S. Small Cap Equity	196,059	54,879	250,938

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ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $98 and $1,416 in brokerage commissions from portfolio transactions, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2019:

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income
Multi-Manager International Equity	$22,326,171	$181,852,096	$(182,707,422)	$21,470,845	21,470,845	$259,328
Multi-Manager U.S. Dynamic Equity	8,575,215	50,185,240	(52,249,787)	6,510,668	6,510,668	98,894
Multi-Manager U.S. Small Cap Equity	17,772,708	80,297,705	(83,970,364)	14,100,049	14,100,049	174,965

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$151,008,098	$85,458,254
Multi-Manager U.S. Dynamic Equity	89,794,652	95,665,125
Multi-Manager U.S. Small Cap Equity	83,951,036	66,255,832

7. TAX INFORMATION

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$680,000,496	$130,064,892	$302,825,960
Gross unrealized gain	99,462,542	36,605,306	65,005,535
Gross unrealized loss	(33,118,243)	(2,714,259)	(12,870,314)
Net unrealized gains (losses)	$66,344,299	$33,891,047	$52,135,221

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in a Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	8,620,159	$92,341,000	23,098,089	$269,285,343
Reinvestment of distributions	2,457,124	24,585,380	605,229	7,093,278
Shares redeemed	(2,975,567)	(32,150,058)	(3,791,376)	(44,996,789)

NET INCREASE	8,101,716	$84,776,322	19,911,942	$231,381,832

	Multi-Manager U.S. Dynamic Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	686,986	$7,803,000	4,651,595	$54,210,000
Reinvestment of distributions	961,227	10,236,864	375,628	4,291,680
Shares redeemed	(1,433,895)	(16,679,202)	(2,945,947)	(35,535,266)

NET INCREASE	214,318	$1,360,662	2,081,276	$22,966,414

	Multi-Manager U.S. Small Cap Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	2,408,956	$29,286,000	12,533,550	$165,669,010
Reinvestment of distributions	794,190	8,948,144	403,074	5,101,142
Shares redeemed	(1,997,658)	(23,329,615)	(2,809,267)	(37,822,987)

NET INCREASE	1,205,488	$14,904,529	10,127,357	$132,947,165

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class P
Actual	$1,000.00	$1,095.10		$2.91	$1,000.00	$1,100.60		$4.06	$1,000.00	$1,094.80		$4.10
Hypothethical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,020.93	+	3.91	1,000.00	1,020.88	+	3.96

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity Fund	0.57%
Multi-Manager U.S. Dynamic Equity Fund	0.78
Multi-Manager U.S. Small Cap Equity Fund	0.79

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Multi-Manager U.S. Small Cap Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on March 19-20, 2019, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and QMA LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, the Trustees considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients and had been engaged to manage a portion of the assets of the Goldman Sachs Multi-Manager Global Equity Fund, another series of the Trust. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

46

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of April 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 168943-OTU-996240 MMGRFDSSAR-19

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

GQG Partners International Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs GQG Partners International Opportunities Fund

TABLE OF CONTENTS

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	7

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	19

Other Information	31

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 11.73%, 11.27%, 11.97%, 11.89%, 11.92%, 11.59% and 12.00%, respectively. These returns compare to the 9.12% cumulative total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, the factors most influencing the Fund were global economic data, central bank monetary policy and geopolitical events. Global equities recorded gains, with emerging markets stocks generally outperforming developed markets stocks.

When the Reporting Period began in November 2018, global equity markets gained on dovish comments from U.S. Federal Reserve (“Fed”) Chair Jerome Powell, an accommodative stance by Chinese policymakers toward the private corporate sector and seemingly encouraging progress in China-U.S. trade talks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) However, in December 2018, global equities plunged on renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and the U.S. President’s criticism of U.S. Fed Chair Powell. Global equities also fell sharply on trade war escalations between the U.S. and China as well as on political uncertainty — and in a delayed response to an earlier rise in global interest rates. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. (Brexit refers to the U.K.’s path out of the European Union.)

Recovering from weakness in the last months of 2018, global equities rallied during the first quarter of 2019. The U.S. Fed maintained its dovish stance amidst slower global economic growth and also announced a pause in its interest rate hiking cycle. At the same time, significant progress appeared to be made in the trade talks between China and the U.S., paving the way for a potential resolution. In the U.S., stocks posted double-digit gains. European equities were resilient, despite the overhang of Brexit and slowing economic data. Japanese equities advanced during the first calendar quarter, as investor fears around the extent of the global economic growth slowdown eased and the Japanese yen gradually weakened. The Chinese equity market benefited from seeming progress in U.S.-China trade negotiations, faster than consensus expected policy easing and positive corporate earnings results.

Global equities continued to rally in April 2019. U.S. stock gains were driven by the dovish U.S. Fed, market anticipation of a rebound in Chinese economic growth and investor expectations of a resolution to trade negotiations between the U.S. and China. U.S. equities received additional support from positive corporate earnings reports. Meanwhile, European equity markets broke records for calm and quiet trading periods, with little variation through the month of April, and remained resilient despite the persistent overhang of Brexit and slowing economic data. The European Central Bank extended its forward guidance to confirm its interest rates would remain “unchanged through 2019.” In Japan, equities gained against a similar backdrop as dominated in the first quarter of 2019. As for emerging markets equities, they continued to trend upwards, underpinned by robust fundamentals and supportive financial conditions, as the U.S. Fed maintained its pause in increasing U.S. interest rates. Positive surprises on released macroeconomic data further drove emerging markets corporate earnings growth consensus expectations,

1

PORTFOLIO RESULTS

suggesting to market participants that emerging markets could outpace both the U.S. and other developed markets in 2019 and 2020.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive absolute returns and outperformed the Index during the Reporting Period. Security selection contributed most positively to the Fund’s relative returns. Asset allocation decisions also added to performance.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from security selection in 10 of the 11 sectors in the Index, with the greatest gains seen in financials and communication services. Stock selection in the information technology sector also bolstered relative performance. Conversely, the Fund was hampered by stock selection in the consumer discretionary sector.

From an asset allocation perspective, an overweight position relative to the Index in the information technology sector, combined with an underweight in the energy sector, contributed positively to the Fund’s returns. An overweight in health care detracted from relative performance as did underweight positions in the consumer discretionary and real estate sectors.

With regard to countries, the Fund benefited from an underweight versus the Index in Japan. An overweight position and stock selection in India also added to relative returns. In addition, stock selection in Germany enhanced performance. Among detractors was the Fund’s underweight in China, though these results were offset somewhat by stock selection amongst Chinese equities, which contributed positively. The Fund was further hurt by its lack of exposure to South African stocks, which notched a double-digit gain during the Reporting Period. Finally, stock selection in Australia had a slightly negative impact on relative returns during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings were HDFC Bank, Mastercard and SAP. AIA Group was another notable contributor to relative performance during the Reporting Period.

India-based HDFC Bank performed well, driven by continued business execution. Its first quarter 2019 earnings beat analyst expectations, with the company posting the most profitable quarter in its history.

Shares of U.S.-based Mastercard appreciated, as the payment processor continued to generate mid-double-digit earnings growth. The company has been a beneficiary of increased global personal consumption expenditures, as more consumers move from cash and check toward electronic forms of payment. Mastercard reported strong first quarter 2019 earnings, displaying both top-line growth and operating margin expansion.

German software company SAP reported a strong 2018, showing increases in both top-line revenue and overall operating profit. Consistent with our preference for companies that display a higher than average degree of earnings certainty, SAP saw a 30% increase, year over year, in revenues for cloud subscriptions and support.

Also of note during the Reporting Period was the Fund’s investment in AIA Group, a life insurance group operating in 18 Asian markets. AIA Group is well diversified geographically, with Hong Kong and China accounting for approximately 50% of its earnings and the remainder coming from the rest of Asia. Its stock recorded gains during the Reporting Period on the back of China’s continued deregulation of financial and insurance industries, combined with increased provincial approval for AIA Group products.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	CapGemini, Hang Seng Bank and Glencore detracted most from the Fund’s relative returns during the Reporting Period.

Although CapGemini reported an increase in operating income, shares of the France-based consulting firm lagged other stocks in the information technology sector amid investor fears about the company’s cloud computing business. By the end of the Reporting Period, we had eliminated the Fund’s position in CapGemini in favor of what we viewed as other attractive opportunities.

Shares of Hang Seng Bank were hurt as virtual banking licenses issued by the Hong Kong Monetary Authority increased competition in the Hong Kong banking industry. A high concentration of property-related loans also buoyed future earnings uncertainty. We exited the Fund’s investment in Hang Seng Bank during the Reporting Period.

2

PORTFOLIO RESULTS

Glencore, a British-Swiss commodity trading and mining company, further detracted from the Fund’s relative performance during the Reporting Period, as increased regulatory costs combined with asset impairment losses at an African mine weighed on its stock price.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Novartis, a Swiss multinational pharmaceutical company. Another notable purchase was Fortis, one of the top 15 utilities companies in North America.

In addition to those sales already mentioned, we exited the Fund’s investments in Switzerland-based financial company UBS Group and China-based Ping An Insurance.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we increased the Fund’s exposure to utilities and health care during the Reporting Period. We decreased its exposure to the financials and materials sectors. Regarding countries, we increased the Fund’s exposure to the equity markets of Canada, Singapore and India. We reduced its exposure to South Korean and Swiss equities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign exchange contracts were used during the Reporting Period as part of the standard process of buying and selling non-U.S. securities in their local currency. The use of forward foreign exchange contracts did not have a material impact on the Fund’s performance.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	The Fund was overweight relative to the Index in the consumer staples, health care, information technology, financials, utilities and communication services sectors at the end of the Reporting Period. It was underweight the consumer discretionary, industrials, energy and real estate sectors. The Fund was rather neutrally positioned compared to the Index in the materials sector at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which had no weighting in the Index, at the end of the Reporting Period. It was overweight relative to the Index in India, France, Hong Kong, Germany and the Netherlands. Compared to the Index, the Fund was underweight Japan, China, South Korea and Taiwan. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Although the Fund’s performance was strong during the Reporting Period, we are cognizant that equity markets can change direction at any time. That said, the Fund’s investment timeframe is generally three to five years, and except for periods of high volatility, we consider short-term price movements to be mostly “noise.” (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) Still, at the end of the Reporting Period, we saw downside risks to cyclically-oriented sectors and had positioned the Fund with underweights in such sectors. Nevertheless, though it is not our base case, we cannot rule out the possibility of a strong rally in cyclical stocks at some point during 2019.

Overall, our strategy remains the same — to look for what we consider to be high quality companies with solid prospects over the next three years and beyond. The Fund’s positioning will always be affected by share price movements, which may reflect macro events, including political developments, as well as company-specific events, including operational developments and mergers and acquisitions.

3

FUND BASICS

GQG Partners International Opportunities Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]

Class A	11.73%	9.12%
Class C	11.27	9.12
Institutional	11.97	9.12
Investor	11.89	9.12
Class P	11.92	9.12
Class R	11.59	9.12
Class R6	12.00	9.12

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date

Class A	-2.99%	11.11%	12/15/16
Class C	0.85	13.03	12/15/16
Institutional	3.05	14.32	12/15/16
Investor	2.80	14.10	12/15/16
Class P	N/A	2.93	4/16/18
Class R	2.38	13.56	12/15/16
Class R6	3.00	14.30	12/15/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.28%	1.37%
Class C	2.03	2.12
Institutional	0.89	0.98
Investor	1.03	1.12
Class P	0.87	0.97
Class R	1.53	1.62
Class R6	0.87	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser and Transfer Agent (as applicable) may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[5]

Holding	% of Net Assets	Line of Business

HDFC Bank Ltd. ADR	5.7%	Banks
SAP SE ADR	5.1	Software
Deutsche Boerse AG	4.0	Capital Markets
Air Liquide SA	3.9	Chemicals
Mastercard, Inc. Class A	3.6	IT Services
London Stock Exchange Group PLC	3.3	Capital Markets
AstraZeneca PLC	3.2	Pharmaceuticals
Unilever NV	3.0	Personal Products
Abbott Laboratories	3.0	Health Care Equipment & Supplies
Novartis AG	2.9	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Australia – 4.7%
1,378,687	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$25,379,667
297,723	CSL Ltd. (Biotechnology)	41,759,157
538,475	Macquarie Group Ltd. (Capital Markets)	51,173,476

		118,312,300

Canada – 6.7%
4,249,075	Algonquin Power & Utilities Corp. (Multi-Utilities)	48,494,705
410,824	Alimentation Couche-Tard, Inc. Class B (Food & Staples Retailing)	24,222,578
862,616	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	31,865,989
1,690,587	Fortis, Inc. (Electric Utilities)	62,490,012

		167,073,284

China(a) – 1.3%
123,205,021	China Tower Corp. Ltd. Class H (Diversified Telecommunication Services)	33,356,148

Denmark – 2.0%
217,856	Coloplast A/S Class B (Health Care Equipment & Supplies)	23,533,117
513,661	Novo Nordisk A/S Class B (Pharmaceuticals)	25,166,584

		48,699,701

France – 12.1%
731,080	Air Liquide SA (Chemicals)	97,256,911
49,913	Hermes International (Textiles, Apparel & Luxury Goods)	35,117,108
255,806	L’Oreal SA (Personal Products)	70,360,072
170,864	Pernod Ricard SA (Beverages)	29,793,038
369,944	Safran SA (Aerospace & Defense)	53,923,476
158,340	Ubisoft Entertainment SA* (Entertainment)	15,127,518

		301,578,123

Germany – 9.1%
744,203	Deutsche Boerse AG (Capital Markets)	99,442,159
982,136	SAP SE ADR (Software)	126,558,045

		226,000,204

Hong Kong – 6.3%
6,709,559	AIA Group Ltd. (Insurance)	68,702,097
2,208,128	CK Infrastructure Holdings Ltd. (Electric Utilities)	17,906,861
707,170	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	24,566,241
1,421,211	Link REIT (Equity Real Estate Investment Trusts (REITs))	16,605,366
5,115,249	MTR Corp. Ltd. (Road & Rail)	30,473,732

		158,254,297

Common Stocks – (continued)
India – 7.7%
1,236,065	HDFC Bank Ltd. ADR (Banks)	141,714,852
4,694,419	Infosys Ltd. ADR (IT Services)	50,511,949

		192,226,801

Indonesia – 1.1%
13,218,680	Bank Central Asia Tbk PT (Banks)	26,702,710

Italy – 0.9%
171,038	Ferrari NV (Automobiles)	23,266,299

Japan – 3.5%
366,933	Secom Co. Ltd. (Commercial Services & Supplies)	30,870,541
1,120,339	Tokio Marine Holdings, Inc. (Insurance)	56,762,282

		87,632,823

Netherlands – 5.5%
294,087	Euronext NV(a) (Capital Markets)	20,433,786
369,357	Heineken NV (Beverages)	39,930,204
1,258,653	Unilever NV (Personal Products)	76,154,246

		136,518,236

Singapore – 2.1%
10,941,740	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	24,169,991
1,300,461	DBS Group Holdings Ltd. (Banks)	27,043,652

		51,213,643

Spain(a) – 2.9%
71,244	Aena SME SA (Transportation Infrastructure)	13,227,710
1,945,736	Cellnex Telecom SA* (Diversified Telecommunication Services)	59,936,603

		73,164,313

Switzerland – 9.5%
821,662	Coca-Cola HBC AG* (Beverages)	29,428,052
5,421,977	Glencore PLC* (Metals & Mining)	21,512,007
536,399	Nestle SA (Food Products)	51,643,210
891,722	Novartis AG (Pharmaceuticals)	73,067,760
408,320	Sika AG (Chemicals)	62,563,616

		238,214,645

United Kingdom – 9.3%
1,059,147	AstraZeneca PLC (Pharmaceuticals)	78,906,241
1,707,087	Diageo PLC (Beverages)	71,966,900
1,258,420	London Stock Exchange Group PLC (Capital Markets)	82,506,156

		233,379,297

United States – 13.2%
945,500	Abbott Laboratories (Health Care Equipment & Supplies)	75,223,980
28,749	Alphabet, Inc. Class A* (Interactive Media & Services)	34,468,901

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
28,869	Alphabet, Inc. Class C* (Interactive Media & Services)	$34,310,229
189,654	Facebook, Inc. Class A* (Interactive Media & Services)	36,679,084
349,979	Mastercard, Inc. Class A (IT Services)	88,978,661
365,663	Visa, Inc. Class A (IT Services)	60,125,967

		329,786,822

TOTAL COMMON STOCKS
(Cost $2,189,013,176)		$2,445,379,646

Shares	Dividend Rate	Value

Investment Company(b) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
66,934,437	2.464%	$66,934,437
(Cost $66,934,437)

TOTAL INVESTMENTS – 100.6%
(Cost $2,255,947,613)		$2,512,314,083

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(14,999,705)

NET ASSETS – 100.0%		$2,497,314,378

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
IDR	—Indonesian Rupiah
KRW	—South Korean Won
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
State Street Bank and Trust	CHF	2,943,362	USD	2,887,207	05/02/19	$1,984
	EUR	2,952,477	USD	3,302,790	05/02/19	9,293

TOTAL						$11,277

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
State Street Bank and Trust	EUR	7,370,162	USD	8,275,586	05/03/19	$(7,030)
	HKD	16,122,158	USD	2,055,585	05/02/19	(387)

TOTAL						$(7,417)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $2,189,013,176)	$2,445,379,646
Investments of affiliated issuers, at value (cost $66,934,437)	66,934,437
Cash	1,362,327
Foreign currencies, at value (cost $10,707,431)	10,735,177
Unrealized gain on forward foreign currency exchange contracts	11,277
Receivables:
Investments sold	21,766,349
Fund shares sold	12,494,797
Dividends	2,823,267
Foreign tax reclaims	1,525,780
Reimbursement from investment adviser	56,181
Securities lending income	368
Other assets	367,504
Total assets	2,563,457,110

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	7,417
Payables:
Investments purchased	62,972,326
Management fees	1,479,777
Fund shares redeemed	1,161,914
Distribution and Service fees and Transfer Agency fees	183,461
Accrued expenses	337,837
Total liabilities	66,142,732

Net Assets:
Paid-in capital	2,311,188,327
Total distributable earnings (loss)	186,126,051
NET ASSETS	$2,497,314,378
Net Assets:
Class A	$60,961,621
Class C	25,770,174
Institutional	1,274,372,471
Investor	769,261,590
Class P	366,161,409
Class R	27,821
Class R6	759,292
Total Net Assets	$2,497,314,378
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,435,451
Class C	1,904,399
Institutional	92,356,180
Investor	55,885,911
Class P	26,556,737
Class R	2,035
Class R6	55,035
Net asset value, offering and redemption price per share:(a)
Class A	$13.74
Class C	13.53
Institutional	13.80
Investor	13.76
Class P	13.79
Class R	13.67
Class R6	13.80

(a)	Maximum public offering price per share for Class A Shares is $14.54. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,650,815)	$15,412,370

Dividends — affiliated issuers	858,479

Securities lending income — affiliated issuer	39,830

Total investment income	16,310,679

Expenses:

Management fees	6,986,579

Transfer Agency fees(a)	651,690

Custody, accounting and administrative services	175,207

Distribution and Service fees(a)	174,365

Registration fees	131,980

Professional fees	78,129

Printing and mailing costs	39,070

Trustee fees	34,234

Other	21,386

Total expenses	8,292,640

Less — expense reductions	(434,437)

Net expenses	7,858,203

NET INVESTMENT INCOME	8,452,476

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(49,924,076)

Forward foreign currency exchange contracts	129,556

Foreign currency transactions	(1,849,547)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	265,335,418

Forward foreign currency exchange contracts	3,860

Foreign currency translation	(25,536)

Net realized and unrealized gain	213,669,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,122,151

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$63,684	$110,617	$64	$45,852	$19,911	$191,270	$350,217	$44,321	$23	$96

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$8,452,476	$7,936,831

Net realized loss	(51,644,067)	(23,263,342)

Net change in unrealized gain (loss)	265,313,742	(55,009,254)

Net increase (decrease) in net assets resulting from operations	222,122,151	(70,335,765)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(84,001)	—

Institutional Shares	(4,326,053)	(730,804)

Investor Shares	(1,041,204)	(90,579)

Class P Shares(a)	(1,546,031)	—

Class R Shares	(19)	—

Class R6 Shares	(3,113)	(27)

Total distributions to shareholders	(7,000,421)	(821,410)

From share transactions:

Proceeds from sales of shares	1,404,158,540	1,223,864,242

Reinvestment of distributions	6,904,153	812,227

Cost of shares redeemed	(376,287,642)	(385,868,432)

Net increase in net assets resulting from share transactions	1,034,775,051	838,808,037

TOTAL INCREASE	1,249,896,781	767,650,862

Net assets:
Beginning of period	1,247,417,597	479,766,735

End of period	$2,497,314,378	$1,247,417,597

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.32		$12.69	$10.00

Net investment income(b)	0.04		0.08	0.04

Net realized and unrealized gain (loss)	1.40		(0.45)	2.66

Total from investment operations	1.44		(0.37)	2.70

Distributions to shareholders from net investment income	(0.02)		—	(0.01)

Net asset value, end of period	$13.74		$12.32	$12.69

Total return(c)	11.73%		(2.92)%	26.97%

Net assets, end of period (in 000s)	$60,962		$44,887	$11,297

Ratio of net expenses to average net assets	1.25	%(d)	1.28%	1.30	%(d)

Ratio of total expenses to average net assets	1.30	%(d)	1.38%	1.65	%(d)

Ratio of net investment income to average net assets	0.56	%(d)	0.57%	0.40	%(d)

Portfolio turnover rate(e)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.16		$12.61	$10.00

Net investment loss(b)	(0.01)		(0.02)	(0.06)

Net realized and unrealized gain (loss)	1.38		(0.43)	2.67

Total from investment operations	1.37		(0.45)	2.61

Distributions to shareholders from net investment income	—		—	—	(c)

Net asset value, end of period	$13.53		$12.16	$12.61

Total return(d)	11.27%		(3.57)%	26.13%

Net assets, end of period (in 000s)	$25,770		$20,147	$12,969

Ratio of net expenses to average net assets	2.00	%(e)	2.04%	2.05	%(e)

Ratio of total expenses to average net assets	2.05	%(e)	2.12%	2.34	%(e)

Ratio of net investment loss to average net assets	(0.20	)%(e)	(0.18)%	(0.57	)%(e)

Portfolio turnover rate(f)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.39		$12.73	$10.00

Net investment income(b)	0.06		0.13	0.08

Net realized and unrealized gain (loss)	1.41		(0.45)	2.66

Total from investment operations	1.47		(0.32)	2.74

Distributions to shareholders from net investment income	(0.06)		(0.02)	(0.01)

Net asset value, end of period	$13.80		$12.39	$12.73

Total return(c)	11.97%		(2.52)%	27.39%

Net assets, end of period (in 000s)	$1,274,372		$713,691	$392,168

Ratio of net expenses to average net assets	0.86	%(d)	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	0.91	%(d)	0.98%	1.30	%(d)

Ratio of net investment income to average net assets	0.99	%(d)	0.96%	0.73	%(d)

Portfolio turnover rate(e)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.36		$12.71	$10.00

Net investment income (loss)(b)	0.07		0.10	(0.01)

Net realized and unrealized gain (loss)	1.38		(0.43)	2.73

Total from investment operations	1.45		(0.33)	2.72

Distributions to shareholders from net investment income	(0.05)		(0.02)	(0.01)

Net asset value, end of period	$13.76		$12.36	$12.71

Total return(c)	11.89%		(2.64)%	27.18%

Net assets, end of period (in 000s)	$769,262		$234,587	$63,303

Ratio of net expenses to average net assets	1.00	%(d)	1.03%	1.05	%(d)

Ratio of total expenses to average net assets	1.05	%(d)	1.13%	1.39	%(d)

Ratio of net investment income (loss) to average net assets	1.11	%(d)	0.77%	(0.10	)%(d)

Portfolio turnover rate(e)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$12.39		$13.17

Net investment income(b)	0.06		0.02

Net realized and unrealized gain (loss)	1.41		(0.80)

Total from investment operations	1.47		(0.78)

Distributions to shareholders from net investment income	(0.07)		—

Net asset value, end of period	$13.79		$12.39

Total return(c)	11.92%		(5.92)%

Net assets, end of period (in 000s)	$366,161		$233,541

Ratio of net expenses to average net assets	0.84	%(d)	0.87	%(d)

Ratio of total expenses to average net assets	0.90	%(d)	1.02	%(d)

Ratio of net investment income to average net assets	0.97	%(d)	0.33	%(d)

Portfolio turnover rate(e)	35%		90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.26		$12.66	$10.00

Net investment income(b)	0.02		0.02	0.04

Net realized and unrealized gain (loss)	1.40		(0.42)	2.62

Total from investment operations	1.42		(0.40)	2.66

Distributions to shareholders from net investment income	(0.01)		—	—	(c)

Net asset value, end of period	$13.67		$12.26	$12.66

Total return(d)	11.59%		(3.16)%	26.65%

Net assets, end of period (in 000s)	$28		$25	$17

Ratio of net expenses to average net assets	1.50	%(e)	1.53%	1.55	%(e)

Ratio of total expenses to average net assets	1.54	%(e)	1.62%	2.22	%(e)

Ratio of net investment income to average net assets	0.27	%(e)	0.15%	0.43	%(e)

Portfolio turnover rate(f)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data

Net asset value, beginning of period	$12.39		$12.73	$10.00

Net investment income(b)	0.06		0.12	0.11

Net realized and unrealized gain (loss)	1.42		(0.44)	2.63

Total from investment operations	1.48		(0.32)	2.74

Distributions to shareholders from net investment income	(0.07)		(0.02)	(0.01)

Net asset value, end of period	$13.80		$12.39	$12.73

Total return(c)	12.00%		(2.52)%	27.39%

Net assets, end of period (in 000s)	$759		$540	$13

Ratio of net expenses to average net assets	0.84	%(d)	0.87%	0.89	%(d)

Ratio of total expenses to average net assets	0.90	%(d)	0.98%	1.66	%(d)

Ratio of net investment income to average net assets	0.96	%(d)	0.92%	1.09	%(d)

Portfolio turnover rate(e)	35%		90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

20

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on Statement of Assets or Liabilities as receivable/payables for collateral on certain derivative contracts. Non cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

21

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$192,226,801	$357,159,621	$—

Australia and Oceania	—	118,312,300	—

Europe	149,824,344	1,130,996,474	—

North America	496,860,106	—	—

Investment Company	66,934,437	—	—

Total	$905,845,688	$1,606,468,395	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$11,277	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(7,417)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$11,277	Payable for unrealized loss on forward foreign currency exchange contracts	$(7,417)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

22

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$129,556	$3,860	3

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.82%	0.81%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2019, GSAM waived $59,654 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

23

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained $13,233 of the front end sales charges and $0 of the CDSC for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class P Shares and Class R6 Shares of the Fund. This arrangement will remain in effect through at least February 28, 2020 with respect to Class P Shares and Class R6 Shares, and prior to such date Goldman Sachs may not terminate this arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, service fees, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2020 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$59,654	$14,806	$359,977	$434,437

24

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $4,777 in brokerage commissions from portfolio transactions on behalf of the Fund.

As of April 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 49% of Class R Shares of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2019:

Beginning value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income
$39,990,504	$751,688,369	$(724,744,436)	$66,934,437	66,934,437	$858,479

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the

25

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

6. SECURITIES LENDING (continued)

collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of April 30, 2019.

The Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the six months ended April 30, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs.

For the Six Months Ended April 30, 2019
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund’s from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2019
$4,425	$8,028	$—

The following table provides information about the Fund’s investments in the Government Money Market Fund for the six months ended April 30, 2019.

Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2019
$—	$164,853,645	$(164,853,645)	$—

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were $1,605,730,883 and $593,271,133, respectively.

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2018, the Fund’s capital loss carryforwards were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(23,652,489)

As of April 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,258,312,166
Gross unrealized gain	259,299,166
Gross unrealized loss	(5,297,249)
Net unrealized security gain	$254,001,917

26

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it

27

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

9. OTHER RISKS (continued)

would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk —The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

28

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

12. SUMMARY OF SHARE TRANSACTIONS

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,420,497	$18,004,074	3,879,279	$51,311,140
Reinvestment of distributions	6,959	84,001	—	—
Shares redeemed	(633,928)	(7,904,602)	(1,127,407)	(14,848,690)
	793,528	10,183,473	2,751,872	36,462,450
Class C Shares
Shares sold	673,959	8,433,553	1,211,964	15,889,397
Shares redeemed	(426,702)	(5,343,444)	(582,916)	(7,687,403)
	247,257	3,090,109	629,048	8,201,994
Institutional Shares
Shares sold	50,115,985	635,885,313	47,829,586	634,794,623
Reinvestment of distributions	349,631	4,230,532	55,896	721,621
Shares redeemed	(15,699,683)	(196,779,244)	(21,095,175)	(281,335,801)
	34,765,933	443,336,601	26,790,307	354,180,443
Investor Shares
Shares sold	43,469,125	562,765,960	17,770,210	234,768,975
Reinvestment of distributions	86,130	1,040,457	7,027	90,579
Shares redeemed	(6,649,603)	(84,025,168)	(3,777,143)	(49,472,001)
	36,905,652	479,781,249	14,000,094	185,387,553
Class P Shares(a)
Shares sold	14,113,171	178,865,809	21,469,251	286,501,481
Reinvestment of distributions	127,877	1,546,031	—	—
Shares redeemed	(6,540,925)	(82,171,731)	(2,612,637)	(32,501,143)
	7,700,123	98,240,109	18,856,614	254,000,338
Class R Shares
Shares sold	—	—	1,032	13,500
Reinvestment of distributions	2	19	—	—
Shares redeemed	—	—	(363)	(4,738)
	2	19	669	8,762

(a)	Commenced operations on April 16, 2018.

29

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12 . SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	16,198	$203,831	43,936	$585,126
Reinvestment of distributions	257	3,113	2	27
Shares redeemed	(4,976)	(63,453)	(1,383)	(18,656)
	11,479	143,491	42,555	566,497

NET INCREASE	80,423,974	$1,034,775,051	63,071,159	$838,808,037

30

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,117.30		$6.56
Hypothetical 5% return	1,000.00	1,018.60	+	6.26
Class C
Actual	1,000.00	1,112.70		10.48
Hypothetical 5% return	1,000.00	1,014.88	+	9.99
Institutional
Actual	1,000.00	1,119.70		4.52
Hypothetical 5% return	1,000.00	1,020.53	+	4.31
Investor
Actual	1,000.00	1,118.90		5.25
Hypothetical 5% return	1,000.00	1,019.84	+	5.01
Class P
Actual	1,000.00	1,119.20		4.41
Hypothethical 5% return	1,000.00	1,020.63	+	4.21
Class R
Actual	1,000.00	1,115.90		7.87
Hypothetical 5% return	1,000.00	1,017.36	+	7.50
Class R6
Actual	1,000.00	1,120.00		4.42
Hypothetical 5% return	1,000.00	1,020.63	+	4.21

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
GQG Partners International Opportunities	1.25%	2.00%	0.86%	1.00%	0.84%	1.50%	0.84%

31

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168945-OTU-996230 GQGPIOSAR-19/48.3k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Multi-Manager Alternatives Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 100 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of March 31, 2019.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.24%, 3.84%, 4.50%, 4.32%, 4.50%, 4.18% and 4.40%, respectively. These returns compare to the 1.18% cumulative total return of the Fund’s primary benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), which reflects no deductions for fees or expenses, during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 0.66% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofAML Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	During the Reporting Period, the capital markets experienced a surge in volatility followed by a rally in risk assets.

Although global equities advanced during November 2018, when the Reporting Period began, a combination of economic and geopolitical factors drove a decline in December that was notable for both its speed and magnitude. Early that month, global equity markets tumbled, as prospects of a trade war truce between the U.S. and China diminished. In the U.S., risk-off market sentiment, or reduced risk appetite, was augmented by the U.S. Federal Reserve (“Fed”), which raised the target federal funds rate by 25 basis points to a range between 2.25% and 2.50%. (A basis point is 1/100th of a percentage point.) At the same time, Fed policymakers acknowledged U.S. economic growth was softening, which intensified investor concerns about market vulnerability. Also contributing to U.S. risk-off sentiment was a partial U.S. federal government shutdown, as disputes between the U.S. Administration and Congressional Democrats escalated over funding for the proposed border wall between the U.S. and Mexico. Outside the U.S., a slowdown in China’s economic growth, the result of its policymakers’ efforts to reduce financial risk, dampened investor sentiment.

The last four months of the Reporting Period stood in stark contrast to the first two, with global equity markets engaged in a broad rally. The Fed was a key factor, as Fed Chair Jerome Powell and other Fed officials expressed concern about both slowing economic growth in China and Europe as well as the prolonged U.S. federal government shutdown, which did not conclude until the end of January 2019. In March 2019, amid continued U.S.-China trade tensions and in the wake of the stock market volatility at the end of 2018, the Fed announced its intention to hold interest rates steady through the end of the 2019 calendar year. Meanwhile, commodities pushed higher, driven largely by crude oil prices, as the Organization of the Petroleum Exporting Countries significantly cut crude oil output, the U.S. government imposed stiff sanctions on Iran, and Venezuela experienced a political crisis. For the Reporting Period overall, global equities (as represented by the MSCI ACWI Index) were up more than 9%, fueled by strong gains in the U.S. as well as positive performance in the emerging markets and Europe. From a sector perspective, information technology and financials stocks were the strongest performers in the global equity market during the Reporting Period.

2

PORTFOLIO RESULTS

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved, given seemingly positive developments in U.S.-China trade talks along with data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds recorded gains during the first four months of 2019, as longer duration securities benefited from falling yields and investor expectations for a continued dovish Fed. Meanwhile, emerging markets debt rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local currency emerging markets debt. High yield corporate bonds outperformed all other major fixed income sectors during the first four months of 2019, as increased risk appetite fueled investor demand. During the Reporting Period overall, credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s performance can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had capital allocated to 16 Underlying Managers — Acadian Asset Management LLC (“Acadian”); ADG Capital Management LLP (“ADG”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); Emso Asset Management Limited (“Emso”); First Pacific Advisors, LP (“FPA”); GQG Partners LLC (“GQG Partners”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 16 Underlying Managers represented five strategies — equity long/short (FPA, Sirios and Wellington); event driven and credit (Ares, Bardin Hill, Brigade and River Canyon); tactical trading (ADG, Crabel, Emso, One River and QMS); relative value (Acadian and Algert); and dynamic equity (Artisan and GQG Partners).

Of the 16 Underlying Managers with allocated capital during the Reporting Period, eight generated positive returns, six generated negative absolute returns and two generated absolute returns that were essentially flat.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). RICA manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RICA slightly detracted from the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, three generated positive returns and two generated negative returns. The Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

The Fund’s equity long/short strategy added the most to performance, driven by Underlying Managers’ positions in the information technology, financials and industrials sectors. Leading individual contributors were Airbus, a Netherlands-based aeronautics company; BJ’s Wholesale Club, a U.S. warehouse club chain; General Mills, a U.S. food company; and SunTrust Banks, a U.S. bank holding company. The equity long/short strategy’s gains were offset slightly by Underlying Managers’ hedging losses as well as by leading individual detractors, such as Affiliated Managers Group, a U.S. investment management firm, and General Dynamics, a

3

PORTFOLIO RESULTS

U.S. aerospace and defense contractor. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The event driven and credit strategy overall contributed positively during the Reporting Period. Within merger arbitrage strategies, which involve taking long and/or short positions in securities affected by a corporate merger or acquisition, the Fund was helped by select positions in the health care, energy and financials sectors. Top contributors were each U.S. companies — a health services organization, a petroleum exploration company and a financial services firm. Notable detractors included a Canadian oil sands producer, a U.S. pharmacy benefit manager and a U.S. financial services technology provider. Within credit strategies, the Fund benefited from its positions in asset backed securities. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The dynamic equity strategy bolstered the Fund’s returns, driven by gains in the financials, consumer staples and health care sectors. Notable contributors were U.S.-based payment processor Mastercard, German software company SAP and Swiss specialty chemical supplier Sika. On a regional basis, the dynamic equity strategy benefited from its exposures to North America and the emerging markets. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The tactical trading strategy was the largest detractor from the Fund’s performance during the Reporting Period, with the macro, managed futures and emerging markets strategies all diminishing results. Within macro strategies, the Underlying Managers’ positions in fixed income hurt performance, though this was offset somewhat by gains from foreign currency positions. Within managed futures strategies, the Underlying Managers were hurt by trading in stock indices and currencies, which was counterbalanced slightly by trading gains in interest rates. Within emerging markets strategies, the Underlying Managers experienced losses in their holdings of local currency high yield corporate bonds, slightly offset by gains in their holdings of external sovereign emerging markets bonds. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The relative value strategy also detracted from Fund’s returns during the Reporting Period, led by Underlying Managers’ losses in the information technology, consumer staples and utilities sectors. Those negative results were offset somewhat by gains in consumer discretionary and industrials and, to a lesser extent, financials. Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

4

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and over-the-counter equity options, forward contracts, warrants, rights, total return swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, interest rate swaps, swaptions (options on interest rate swap contracts), inflation swaps, fixed income swaps, interest only securities, structured securities, currency futures, over-the-counter options on foreign currency and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the dynamic equity strategy. Most of the increase occurred in November 2018, with the addition of Artisan as a new Underlying Manager. Artisan constructs its portfolio across select themes and is skewed towards mid-to-large cap U.S. stocks, with the flexibility to invest globally across market caps. We believe one of Artisan’s key differentiators is its effort to identify inflections in trends before focusing on the specific industry segments and companies most exposed to these themes. We funded the increase in the Fund’s allocation to the dynamic equity strategy by reducing its allocation to the tactical trading strategy, ultimately removing One River and QMS as Underlying Managers for the Fund. That said, within the tactical trading strategy, we added ADG as a new Underlying Manager to focus on systematic macro strategies. ADG employs a systematic investment model designed to capture relative value, risk premia, macroeconomic and market dynamic factors across markets. In addition, during the Reporting Period, we reduced the Fund’s exposure to the relative value strategy, removing Acadian as an Underlying Manager.

Overall, we added two Underlying Managers and removed three Underlying Managers during the Reporting Period. As mentioned previously, we added Artisan and ADG as new Underlying Managers for the Fund. Artisan was added as an Underlying Manager within the Fund’s dynamic equity strategy, joining GQG Partners, and was allocated capital in November 2018. ADG was added as an Underlying Manager with the Fund’s tactical trading strategy, joining Crabel, Emso, One River and QMS, and was allocated capital in December 2018. Effective February 27, 2019, One River and QMS no longer served as Underlying Managers within the tactical trading strategy. Acadian no longer served as an Underlying Manager within the relative value strategy as of April 5, 2019.

In addition, in March 2018, we invested in the iShares® iBoxx $ High Yield Corporate Bond ETF, as we sought to increase the Fund’s exposure to high yield corporate bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

5

FUND BASICS

Multi-Manager Alternatives Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]

Class A	4.24%	1.18%	0.66%
Class C	3.84	1.18	0.66
Institutional	4.50	1.18	0.66
Investor	4.32	1.18	0.66
Class P	4.50	1.18	0.66
Class R	4.18	1.18	0.66
Class R6	4.40	1.18	0.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	-4.11%	-0.88%	0.14%	4/30/13
Class C	-0.29	-0.50	0.34	4/30/13
Institutional	1.86	0.63	1.49	4/30/13
Investor	1.78	0.47	1.35	4/30/13
Class P	N/A	N/A	1.57	4/16/18
Class R	1.30	0.00	0.84	4/30/13
Class R6	1.86	N/A	1.44	2/28/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	2.17%	2.92%
Class C	2.92	3.67
Institutional	1.84	2.53
Investor	1.92	2.67
Class P	1.83	2.52
Class R	2.42	3.17
Class R6	1.83	2.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments. Short-term investments represent repurchase agreements.

8

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[7]

Holding	% of Net Assets	Line of Business

The Ultimate Software Group, Inc.	1.1%	Software
Worldpay, Inc. Class A	1.1	IT Services
Tribune Media Co. Class A	1.1	Media
Red Hat, Inc.	1.0	Software
Tencent Holdings Ltd.	0.8	Interactive Media & Services
SunTrust Banks, Inc.	0.8	Banks
Airbus SE	0.7	Aerospace & Defense
Air Liquide SA	0.7	Chemicals
Safran SA	0.7	Aerospace & Defense
Anadarko Petroleum Corp.	0.7	Oil, Gas & Consumable Fuels

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

SUBADVISOR ALLOCATION (%)[8]

Percentage of Net Assets as of 4/30/19

River Canyon Fund Management LLC	14.9%
Crabel Capital Management, LLC	11.5
Bardin Hill Arbitrage IC Management LP	11.0
Algert Global LLC	10.9
Emso Asset Management Limited	10.2
Wellington Management Company LLP	9.4
GQG Partners LLC	9.0
Artisan Partners	8.6
ADG Capital Management	7.5
Sirios Capital Management, L.P.	5.2
Other[8]	1.8

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%. Other represents the Fund’s allocation to iShares® iBoxx $ High Yield Corporate Bond ETF.

9

FUND BASICS

STRATEGY ALLOCATION (%)[9]

As of April 30, 2019

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

10

FUND BASICS

Index Definition

MSCI ACWI Index captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

It is not possible to invest directly in an unmanaged index.

11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 1.2%
Banks – 0.1%
VTB Bank OJSC Via VTB Capital SA
$420,000	6.950%	10/17/22	$437,850

Chemicals(a) – 0.2%
Momentive Performance Materials, Inc.
679,000	3.880	10/24/21	751,992

Commercial Services(a)(b)(c) – 0.0%
Cenveo Corp.
1,315,000	8.500	09/15/22	17,700

Diversified Financial Services – 0.1%
MDC-GMTN B.V.
200,000	4.500	11/07/28	215,214

Electrical – 0.2%
Eskom Holdings SOC Ltd.
450,000	5.750	01/26/21	446,063
421,000	8.450	08/10/28	454,884

			900,947

Energy – Exploration & Production(a)(b)(d) – 0.0%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
100,000	10.000	06/01/20	—
951,000	10.750	10/01/20	—
245,000	9.250	06/01/21	—

			—

Oil Field Services – 0.6%
EP PetroEcuador via Noble Sovereign Funding I Ltd.(e)(f) (3M USD LIBOR + 5.630%)
94,526	8.240	09/24/19	94,455
Petrobras Global Finance B.V.
114,000	6.250	03/17/24	122,750
205,000	8.750	05/23/26	245,754
220,000	6.900	03/19/49	219,934
Petroleos de Venezuela SA(b)
319,249	6.000	10/28/22	51,080
Petroleos Mexicanos
437,000	5.500	01/21/21	445,410
476,000	4.875	01/24/22	480,503
357,000	3.500	01/30/23	343,291
53,000	4.625	09/21/23	52,669
Seventy Seven Energy, Inc.(a)(b)(d)
205,000	6.500	07/15/22	—

			2,055,846

TOTAL CORPORATE OBLIGATIONS
(Cost $5,233,145)			$4,379,549

Shares	Description	Value

Common Stocks – 34.6%
Aerospace & Defense – 2.5%
18,164	Airbus SE	$2,487,190
500	General Dynamics Corp.	89,360
2,790	Harris Corp.	470,115
10,527	L3 Technologies, Inc.(g)	2,300,992

Common Stocks – (continued)
Aerospace & Defense – (continued)
16,386	Safran SA	2,388,443
2,010	Teledyne Technologies, Inc.*	499,505
1,947	The Boeing Co.	735,362

		8,970,967

Automobiles – 0.1%
2,185	Ferrari NV	297,226

Banks – 1.8%
7,249	Bank of America Corp.	221,674
20,452	DBS Group Holdings Ltd.	425,308
3,158	Fifth Third Bancorp	91,014
16,657	HDFC Bank Ltd. ADR	1,909,725
7,357	JPMorgan Chase & Co.	853,780
14,154	Regions Financial Corp.	219,812
43,335	SunTrust Banks, Inc.(g)	2,837,576

		6,558,889

Beverages – 0.7%
10,231	Coca-Cola HBC AG*	366,426
912	Constellation Brands, Inc. Class A	193,043
23,154	Diageo PLC	976,120
4,960	Heineken NV	536,212
2,426	Pernod Ricard SA	423,014
2,079	The Coca-Cola Co.	101,996

		2,596,811

Biotechnology – 1.0%
24,261	Celgene Corp.*(g)	2,296,546
2,260	CSL Ltd.	316,992
7,841	Spark Therapeutics, Inc.*(g)	836,556

		3,450,094

Capital Markets – 1.3%
10,373	Deutsche Boerse AG	1,386,065
4,006	Euronext NV(c)	278,345
8,541	Hong Kong Exchanges & Clearing Ltd.	296,704
16,927	London Stock Exchange Group PLC	1,109,790
7,293	Macquarie Group Ltd.	693,083
982	Moody’s Corp.	193,081
848	S&P Global, Inc.	187,120
12,212	Tradeweb Markets, Inc. Class A*	491,533

		4,635,721

Chemicals – 1.6%
18,179	Air Liquide SA	2,418,386
2,365	Air Products & Chemicals, Inc.	486,694
3,308	International Flavors & Fragrances, Inc.	455,809
5,370	Linde PLC	967,996
4,662	Sika AG	714,321
1,147	The Sherwin-Williams Co.	521,690

		5,564,896

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – 0.3%
12,466	Advanced Disposal Services, Inc.*	$403,151
2,764	Edenred	130,316
3,200	KAR Auction Services, Inc.	180,736
3,776	Secom Co. Ltd.	317,680

		1,031,883

Communications Equipment* – 0.2%
11,326	CommScope Holding Co., Inc.	280,658
15,500	Finisar Corp.	373,705

		654,363

Containers & Packaging – 0.4%
137,724	RPC Group PLC	1,419,503

Diversified Consumer Services* – 0.0%
5,019	Gymboree Holding Corp.	2,510

Diversified Financial Services* – 0.3%
5,283	Berkshire Hathaway, Inc. Class B	1,144,879

Diversified Telecommunication Services – 1.0%
400	Bandwidth, Inc. Class A*	30,168
25,576	Cellnex Telecom SA*(c)	787,845
5,230,334	China Tower Corp. Ltd. Class H(c)	1,416,044
29,961	China Unicom Hong Kong Ltd. ADR	355,637
107,691	Inmarsat PLC	761,439
15,649	ORBCOMM, Inc.*	113,299

		3,464,432

Electric Utilities – 0.3%
18,301	CK Infrastructure Holdings Ltd.	148,412
22,562	Fortis, Inc.	833,971

		982,383

Electrical Equipment – 0.0%
532	Rockwell Automation, Inc.	96,138

Electronic Equipment, Instruments & Components* – 0.3%
3,953	Fabrinet	239,236
29,099	Flex Ltd.	321,253
4,294	Itron, Inc.	230,416
551	Zebra Technologies Corp. Class A	116,338

		907,243

Entertainment – 0.4%
3,831	Electronic Arts, Inc.*	362,604
1,036	Netflix, Inc.*	383,880
13,239	Nexon Co. Ltd.*	188,460
1,126	Spotify Technology SA*	152,877
1,974	Ubisoft Entertainment SA*	188,592
1,399	World Wrestling Entertainment, Inc. Class A	117,306

		1,393,719

Equity Real Estate Investment Trusts (REITs) – 0.6%
148,611	Ascendas Real Estate Investment Trust	328,277
2,639	CoreSite Realty Corp.	288,733

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
2,430	Equinix, Inc.	1,104,921
20,035	Link REIT	234,088

		1,956,019

Food & Staples Retailing – 0.3%
5,507	Alimentation Couche-Tard, Inc. Class B	324,698
30,533	BJ’s Wholesale Club Holdings, Inc.*	865,611

		1,190,309

Food Products – 0.4%
11,249	General Mills, Inc.	578,986
8,044	Nestle SA	774,457

		1,353,443

Health Care Equipment & Supplies – 1.0%
22,279	Abbott Laboratories	1,772,517
4,882	Alcon, Inc.*	284,133
15,927	Boston Scientific Corp.*	591,210
3,096	Coloplast A/S Class B	334,434
4,513	Danaher Corp.	597,702

		3,579,996

Health Care Providers & Services – 0.1%
1,027	Universal Health Services, Inc. Class B	130,296
1,501	WellCare Health Plans, Inc.*(g)	387,783

		518,079

Hotels, Restaurants & Leisure – 0.2%
18,300	Aristocrat Leisure Ltd.	336,877
3,314	Choice Hotels International, Inc.	275,194
1,305	McDonald’s Corp.	257,829

		869,900

Industrial Conglomerates – 0.1%
1,034	Honeywell International, Inc.	179,533

Insurance – 0.4%
82,565	AIA Group Ltd.	845,419
13,428	Tokio Marine Holdings, Inc.	680,333

		1,525,752

Interactive Media & Services – 1.8%
403	Alphabet, Inc. Class A*	483,181
405	Alphabet, Inc. Class C*	481,334
10,088	Facebook, Inc. Class A*	1,951,019
58,596	Tencent Holdings Ltd.	2,888,059
13,256	Yandex NV Class A*	496,172

		6,299,765

Internet & Direct Marketing Retail* – 0.6%
9,479	Alibaba Group Holding Ltd. ADR	1,759,018
6,213	Delivery Hero SE(c)	286,336
21,502	Just Eat PLC	196,571

		2,241,925

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
IT Services – 3.6%
1,180	Accenture PLC Class A	$215,551
1,136	Automatic Data Processing, Inc.	186,747
9,665	Fidelity National Information Services, Inc.	1,120,463
72,204	First Data Corp. Class A*(g)	1,867,195
10,196	Fiserv, Inc.*	889,499
1,475	Genpact Ltd.	53,542
1,174	GoDaddy, Inc. Class A*	95,681
58,318	Infosys Ltd. ADR	627,502
7,196	InterXion Holding NV*	497,891
4,707	Mastercard, Inc. Class A	1,196,708
597	PayPal Holdings, Inc.*	67,324
7,245	Perspecta, Inc.	167,215
6,718	StoneCo Ltd. Class A*	193,411
5,748	Total System Services, Inc.	587,676
8,616	Visa, Inc. Class A	1,416,729
19	WEX, Inc.*	3,996
32,297	Worldpay, Inc. Class A*(g)	3,785,531

		12,972,661

Life Sciences Tools & Services – 0.7%
10,413	Agilent Technologies, Inc.	817,421
54,121	Pacific Biosciences of California, Inc.*(g)	399,954
3,850	PerkinElmer, Inc.	368,984
3,882	Thermo Fisher Scientific, Inc.	1,077,061

		2,663,420

Media – 1.2%
10,455	Cumulus Media, Inc. Class A*	189,445
5,895	Fox Corp. Class A*(g)	229,846
81,627	Tribune Media Co. Class A(g)	3,771,167

		4,190,458

Metals & Mining* – 0.1%
75,288	Glencore PLC	298,710

Multi-Utilities – 0.4%
51,442	Algonquin Power & Utilities Corp.	587,107
18,943	Innogy SE*	822,239

		1,409,346

Oil, Gas & Consumable Fuels – 0.8%
31,766	Anadarko Petroleum Corp.(g)	2,314,153
12,224	Enbridge, Inc.	451,568

		2,765,721

Personal Products – 0.6%
3,823	L’Oreal SA	1,051,526
16,116	Unilever NV	975,091

		2,026,617

Pharmaceuticals – 0.7%
13,245	AstraZeneca PLC	986,750
4,253	Elanco Animal Health, Inc.*	133,969
11,122	Novartis AG	911,337
6,857	Novo Nordisk A/S Class B	335,956

Common Stocks – (continued)
Pharmaceuticals – (continued)
4,222	Takeda Pharmaceutical Co. Ltd.	155,799

		2,523,811

Professional Services – 0.6%
2,627	Equifax, Inc.	330,871
4,774	Huron Consulting Group, Inc.*	230,727
25,869	IHS Markit Ltd.*	1,481,259
680	TriNet Group, Inc.*	42,391

		2,085,248

Road & Rail – 0.8%
4,171	Canadian Pacific Railway Ltd.	934,596
2,397	Kansas City Southern	295,167
60,279	MTR Corp. Ltd.	359,108
4,378	Norfolk Southern Corp.	893,199
1,720	Old Dominion Freight Line, Inc.	256,762

		2,738,832

Semiconductors & Semiconductor Equipment – 2.1%
6,511	Advanced Micro Devices, Inc.*	179,899
8,996	Analog Devices, Inc.	1,045,695
1,726	ASML Holding NV	360,423
7,645	First Solar, Inc.*	470,397
7,589	FormFactor, Inc.*	143,812
1,581	KLA-Tencor Corp.	201,546
19,364	Lattice Semiconductor Corp.*	250,764
39,111	Marvell Technology Group Ltd.	978,557
1,977	Microchip Technology, Inc.	197,482
6,974	Micron Technology, Inc.*	293,326
7,735	QUALCOMM, Inc.	666,216
6,231	Texas Instruments, Inc.	734,199
39,773	Versum Materials, Inc.(g)	2,075,355

		7,597,671

Software – 4.6%
4,718	Adobe, Inc.*	1,364,682
3,361	Atlassian Corp. PLC Class A*	370,214
21,987	Avaya Holdings Corp.*	419,512
3,044	Blackbaud, Inc.	241,359
2,669	Ceridian HCM Holding, Inc.*	141,857
1,544	Check Point Software Technologies Ltd.*	186,453
1,293	Guidewire Software, Inc.*	137,705
849	Intuit, Inc.	213,150
1,077	LogMeIn, Inc.	88,745
1,044	Microsoft Corp.	136,346
18,661	Red Hat, Inc.*(g)	3,406,192
7,563	salesforce.com, Inc.*	1,250,542
8,559	SAP SE ADR	1,102,913
926	ServiceNow, Inc.*	251,418
5,921	Splunk, Inc.*	817,335
9,203	Tableau Software, Inc. Class A*	1,121,017
11,566	The Ultimate Software Group, Inc.*(g)	3,824,298
2,833	VMware, Inc. Class A	578,300
3,587	Workday, Inc. Class A*	737,595

		16,389,633

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.2%
11,499	Cray, Inc.*	$301,964
8,972	Western Digital Corp.	458,648

		760,612

Textiles, Apparel & Luxury Goods – 0.1%
720	Hermes International	506,568

Transportation Infrastructure(c) – 0.1%
971	Aena SME SA	180,283

Wireless Telecommunication Services* – 0.3%
9,685	Millicom International Cellular SA SDR	566,495
8,141	T-Mobile US, Inc.(g)	594,212

		1,160,707

TOTAL COMMON STOCKS
(Cost $109,782,465)		$123,156,676

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(f) – 4.3%
Collateralized Mortgage Obligations – 4.3%
Interest Only(h) – 1.8%
FHLMC REMIC Series 4723, Class KS (-1 X 1M USD LIBOR – 6.150%)
$6,906,555	3.666%	09/15/47	$1,303,886
FHLMC REMIC Series 4729, Class KS (-1 X 1M USD LIBOR – 6.150%)
5,219,305	3.666	11/15/47	985,350
GNMA REMIC Series 2015-16, Class MS (-1X1M LIBOR + 5.600%)
7,532,084	3.112	02/20/45	1,155,501
GNMA REMIC Series 2017-117, Class AS (-1 X 1M LIBOR + 6.200%)
8,085,094	3.712	08/20/47	1,544,124
GNMA REMIC Series 2017-68, Class SA (-1X1M LIBOR + 6.150%)
8,699,298	3.662	05/20/47	1,619,528

			6,608,389

Regular Floater – 1.1%
CHL GMSR Issuer Trust Series 2018-GT1, Class A(c) (1M USD LIBOR + 2.750%)
1,000,000	5.236	05/25/23	1,001,243
CHL GMSR Issuer Trust Series 2018-GT1, Class B(c) (1M USD LIBOR + 3.500%)
1,000,000	5.986	05/25/23	1,001,242
Impac Secured Assets Trust Series 2007-1, Class A3 (1M USD LIBOR + 0.240%)
2,175,412	2.726	03/25/37	1,762,840

			3,765,325

Mortgage-Backed Obligations(f) – (continued)
Sequential Floating Rate(c) – 1.4%
Banc of America Funding Corp. Series 2015-R3, Class 1A2
2,644,226	2.978	03/27/36	2,100,810
Citigroup Mortgage Loan Trust Series 2014-12, Class 2A5
3,430,003	3.776	02/25/37	2,767,905

			4,868,715

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $14,408,478)			$15,242,429

Asset-Backed Securities – 9.6%
Collateralized Loan Obligations(c)(f) – 3.4%
Catamaran CLO Ltd. Series 2013-1A, Class DR (1M USD LIBOR + 2.800%)
$1,750,000	5.565%	01/27/28	$1,717,770
CVP CLO Ltd. Series 2017-2A, Class D (3M USD LIBOR + 2.650%)
1,000,000	5.411	01/20/31	948,418
MidOcean Credit CLO VI Series 2016-6A, Class D (3M USD LIBOR + 4.350%)
2,373,000	7.111	01/20/29	2,374,452
Shackleton CLO Ltd. Series 2013-3A, Class DR (3M USD LIBOR + 3.020%)
1,500,000	5.807	07/15/30	1,455,666
Venture CLO Ltd. Series 2014-17A, Class DRR (3M USD LIBOR + 2.820%)
2,850,000	5.607	04/15/27	2,786,057
Venture CLO Ltd. Series 2017-30A, Class D (3M USD LIBOR + 3.000%)
1,500,000	5.787	01/15/31	1,459,571
Voya CLO Ltd. Series 2013-1A, Class CR (3M USD LIBOR + 2.950%)
1,500,000	5.737	10/15/30	1,455,632

			12,197,566

Credit Card(c) – 0.7%
Continental Credit Card Series 2016-1A, Class C
2,381,376	11.330	01/15/25	2,507,938

Home Equity – 5.5%
ACE Securities Corp. Home Equity Loan Trust Series 2006-ASAP6, Class A2D(f) (1M USD LIBOR + 0.220%)
5,299,868	2.706	12/25/36	2,436,883
Ameriquest Mortgage Securities Trust Series 2006-M3, Class A1(f) (1M USD LIBOR + 0.175%)
3,597,111	2.661	10/25/36	2,347,829
Argent Securities Trust Series 2006-M2, Class A2D(f) (1M USD LIBOR + 0.240%)
2,821,125	2.726	09/25/36	1,294,046
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1(f) (1M USD LIBOR + 0.460%)
2,444,887	2.946	01/25/36	1,829,279
Countrywide Asset-Backed Certificates Series 2006-22, Class M1(f) (1M USD LIBOR + 0.230%)
4,750,764	2.716	05/25/47	961,966

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)
	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, Class M2(f) (1M USD LIBOR + 0.690%)
	$2,183,671	3.176%		10/25/35	$1,720,439
	JPMorgan Mortgage Acquisition Trust Series 2007-CH1, Class MF2(i)
	1,565,853	4.911		11/25/36	1,141,885
	Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2, Class AFPT(f) (1M USD LIBOR + 0.070%)
	4,291,554	2.556		11/25/36	2,040,967
	Progress Residential Trust Series 2016-SFR2, Class F(c) (f) (1M LIBOR + 4.220%)
	1,300,000	6.694		01/17/34	1,297,383
	Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3(f) (1M USD LIBOR + 0.250%)
	1,274,005	2.986		05/25/36	815,343
	Securitized Asset Backed Receivables LLC Trust Series 2006-FR4, Class A2B(f) (1M USD LIBOR + 0.170%)
	8,417,829	2.656		08/25/36	3,717,411

					19,603,431

	TOTAL ASSET-BACKED SECURITIES
	(Cost $34,429,853)				$34,308,935

Foreign Debt Obligations – 2.8%
	Bahrain Government International Bond
	$200,000	7.000%		01/26/26	$214,500
	Brazil Notas do Tesouro Nacional
	427,000	4.875		01/22/21	438,102
	Ecuador Government International Bond
	216,000	10.750		03/28/22	242,064
	National Highways Authority of India
INR	40,000,000	7.300		05/18/22	554,966
	Republic of Argentina
	7,006,425	0.000	(j)	04/30/20	161,554
	11,950,527	0.000	(j)	06/28/19	302,585
	7,202,095	0.000	(j)	07/31/20	139,877
	626,000	3.380	(i)	12/31/38	362,123
	1,250,000	3.875		01/15/22	1,064,588
ARS	4,679,211	54.470	(f)	06/21/20	105,460
	687,000	4.625		01/11/23	506,776
	Republic of Saudi
	$400,000	5.250		01/16/50	433,822
	Republic of South Africa
	219,000	6.300		06/22/48	219,356
ZAR	14,859,235	10.500		12/21/26	1,151,175
	Republic of Turkey
	$226,000	7.000		06/05/20	227,978
	654,000	5.625		03/30/21	644,190
	Russian Federation Bond
RUB	28,551,000	7.250		05/10/34	404,948
	$1,800,000	4.500		04/04/22	1,860,300
	200,000	5.000		04/29/20	203,700

Foreign Debt Obligations – (continued)
	Saudi Government International Bond
INR	600,000	2.375		10/26/21	591,300

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,630,379)				$9,829,364

Municipal Debt Obligations(a)(b) – 0.4%
Puerto Rico – 0.4%
	Puerto Rico Commonwealth GO Bonds (Refunding) (Public Improvement) Series A
	$545,000	5.500%		07/01/39	$288,850
	550,000	5.000		07/01/41	290,125
	Puerto Rico Commonwealth GO Bonds (Refunding) Series A
	1,440,000	8.000		07/01/35	720,000

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,302,625)				$1,298,975

Shares	Description	Value

Exchange Traded Fund – 1.7%
68,910	iShares iBoxx High Yield Corporate Bond ETF	$5,991,035
(Cost $5,939,695)

Shares	Dividend Rate	Value

Investment Company(k) – 37.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
133,835,695	2.464%	$133,835,695

(Cost $133,835,695)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 92.2%
(Cost $315,562,335)		$328,042,658

Shares	Description	Value

Common Stocks Sold Short – (3.2)%
Aerospace & Defense – (0.7)%
13,687	Harris Corp.	$(2,306,259)

Banks – (0.6)%
41,478	BB&T Corp.	(2,123,674)

Biotechnology*(d) – (0.0)%
10,587	Celgene Corp.	(22,233)

Electronic Equipment, Instruments & Components* – (0.0)%
3,438	II-VI, Inc.	(136,970)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks Sold Short – (continued)
Health Care Providers & Services* – (0.1)%
5,073	Centene Corp.	$(261,564)

IT Services – (1.0)%
14,699	Fidelity National Information Services, Inc.	(1,704,055)
21,878	Fiserv, Inc.*	(1,908,637)

		(3,612,692)

Oil, Gas & Consumable Fuels – (0.4)%
9,494	Chevron Corp.	(1,139,850)
5,931	Occidental Petroleum Corp.	(349,217)

		(1,489,067)

Pharmaceuticals – (0.3)%
20,964	Bristol-Myers Squibb Co.	(973,358)

Wireless Telecommunication Services* – (0.1)%
77,306	Sprint Corp.	(431,367)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(10,924,558))		$(11,357,184)

TOTAL SECURITIES SOLD SHORT – (3.2)%
(Cost $(10,924,558))		$(11,357,184)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 11.0%		39,278,527

NET ASSETS – 100.0%		$355,964,001

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Security is currently in default.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(e)	Guaranteed by a foreign government until maturity.

(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2019.

(g)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $12,239,020, which represents approximately 3.4% of net assets as of April 30, 2019.

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2019.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DKK	—Danish Krone
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
GO	—General Obligation
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SDR	—Special Drawing Rights
SPA	—Stand-by Purchase Agreement

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London)	AUD	1,000,000	JPY	78,417,280	05/07/19	$703
	CAD	400,000	JPY	33,118,680	05/07/19	1,148
	CNH	3,373,850	USD	500,000	05/06/19	864
	CNH	5,397,840	USD	800,000	05/07/19	1,342
	EUR	250,000	AUD	395,598	05/02/19	1,559
	EUR	250,000	AUD	397,121	05/03/19	503
	EUR	5,800,000	JPY	721,840,160	05/07/19	25,514
	EUR	625,000	SEK	6,629,385	05/02/19	2,967
	EUR	625,000	SEK	6,647,088	05/03/19	1,107
	EUR	1,000	USD	1,120	06/20/19	7
	GBP	2,414,824	EUR	2,800,000	05/02/19	8,234
	GBP	615,941	EUR	713,015	05/03/19	3,388
	GBP	750,000	JPY	108,109,950	05/07/19	7,293
	GBP	17,000	USD	21,998	06/20/19	230
	INR	41,888,220	USD	600,000	05/13/19	887
	INR	42,019,560	USD	600,000	05/22/19	1,791
	INR	42,071,220	USD	600,000	05/28/19	1,879
	JPY	94,452,600	AUD	1,200,000	05/07/19	2,316
	JPY	164,384,100	CHF	1,500,000	05/07/19	3,429
	JPY	124,044,965	CHF	1,132,354	05/08/19	2,134
	JPY	125,000,000	USD	1,119,597	05/07/19	3,188
	JPY	1,928,000	USD	17,311	06/20/19	68
	MXN	8,000,000	USD	419,467	05/21/19	1,052
	NOK	1,210,243	EUR	125,000	05/02/19	65
	NOK	1,210,415	EUR	125,000	05/03/19	79
	NOK	4,000,000	SEK	4,381,948	05/02/19	2,203
	NOK	4,000,000	SEK	4,392,984	05/03/19	1,022
	NZD	4,600,000	JPY	340,189,028	05/07/19	17,036
	NZD	1,000,000	JPY	74,278,300	05/08/19	749
	SGD	272,170	USD	200,000	05/02/19	116
	SGD	272,476	USD	200,000	05/03/19	344
	TWD	9,270,300	USD	300,000	05/24/19	33
	USD	1,811,346	CHF	1,800,000	06/20/19	36,006
	USD	200,000	CLP	134,454,000	05/06/19	1,494
	USD	200,000	CLP	132,738,000	05/08/19	4,031
	USD	500,000	CNH	3,367,600	05/06/19	64
	USD	100,000	COP	314,841,000	05/06/19	2,657
	USD	100,000	COP	311,341,000	05/13/19	3,777
	USD	100,000	COP	317,037,000	05/23/19	2,072
	USD	1,122,663	EUR	986,000	06/20/19	11,859
	USD	1,468,987	GBP	1,102,000	06/20/19	28,058
	USD	900,000	INR	62,644,500	05/06/19	238
	USD	900,000	INR	62,619,750	05/13/19	1,719
	USD	280,772	JPY	31,060,000	06/20/19	771
	USD	805,121	KRW	913,680,010	05/03/19	21,858
	USD	800,000	KRW	913,680,000	05/10/19	15,167
	USD	300,000	KRW	340,320,000	05/13/19	7,637
	USD	500,000	KRW	567,230,000	05/17/19	12,626
	USD	200,000	KRW	227,122,785	05/22/19	4,813

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD	700,000	KRW	797,250,000	05/24/19	$14,799
	USD	200,000	KRW	231,201,349	05/29/19	1,252
	USD	900,000	KRW	1,046,248,000	06/03/19	489
	USD	818,157	MXN	15,500,000	05/17/19	2,854
	USD	100,000	TRY	601,730	06/25/19	2,580
	USD	400,039	TWD	12,329,600	05/03/19	1,058
	USD	500,000	TWD	15,415,251	05/10/19	1,184
	USD	100,000	TWD	3,083,500	05/13/19	218
	USD	400,000	TWD	12,337,200	05/17/19	747
	USD	200,000	TWD	6,160,200	05/20/19	637
	USD	300,000	TWD	9,240,000	05/24/19	948
	USD	100,000	TWD	3,082,506	05/28/19	229
JPMorgan Securities, Inc.	BRL	7,588,306	USD	1,927,689	05/03/19	7,033
	BRL	3,780,800	USD	958,026	06/04/19	3,586
	EUR	249,169	HUF	78,188,547	06/19/19	8,968
	EUR	102,634	USD	115,604	06/19/19	11
	IDR	5,901,140,527	USD	407,819	06/19/19	4,402
	MXN	8,924,942	USD	453,319	06/19/19	13,662
	USD	3,428	BRL	13,353	05/03/19	24
	USD	12,239	COP	38,725,082	06/19/19	292
	USD	3,005,165	EUR	2,623,048	06/19/19	50,363
	USD	587,310	HUF	163,926,362	06/19/19	17,644
	USD	458,163	TRY	2,674,755	06/19/19	23,576
	USD	50,867	ZAR	728,769	06/19/19	222
	ZAR	291,628	USD	20,117	06/19/19	149
MS & Co. Int. PLC	USD	2,667,931	EUR	2,335,000	06/19/19	37,607
State Street Bank and Trust	CHF	23,072	USD	22,632	05/02/19	16
	EUR	18,236	USD	20,400	05/02/19	56

TOTAL						$442,703

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London)	CHF	142,186	EUR	125,000	05/02/19	$(655)
	CHF	142,425	EUR	125,000	05/03/19	(420)
	CHF	1,132,354	JPY	124,045,417	05/07/19	(2,152)
	CHF	1,800,000	USD	1,782,969	06/20/19	(7,629)
	CLP	132,658,000	USD	200,000	05/06/19	(4,146)
	CLP	133,476,116	USD	200,000	05/08/19	(2,941)
	CNH	5,387,840	USD	800,000	05/06/19	(150)
	COP	311,141,000	USD	100,000	05/06/19	(3,801)
	COP	316,676,000	USD	100,000	05/13/19	(2,128)
	COP	316,589,825	USD	100,000	05/23/19	(2,210)
	EUR	100,000	PLN	429,534	05/02/19	(228)
	EUR	100,000	PLN	429,708	05/06/19	(248)
	EUR	327,000	USD	370,458	06/20/19	(2,070)
	GBP	86,000	USD	114,585	06/20/19	(2,136)
	INR	62,525,250	USD	900,000	05/06/19	(1,951)
	INR	20,887,764	USD	300,000	05/13/19	(365)
	JPY	31,367,400	AUD	400,000	05/08/19	(260)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	JPY	99,410,880	CAD	1,200,000	05/07/19	$(2,953)
	JPY	33,116,200	CAD	400,000	05/08/19	(1,153)
	JPY	673,548,480	EUR	5,400,000	05/07/19	(10,367)
	JPY	721,830,300	EUR	5,800,000	05/08/19	(25,613)
	JPY	108,246,075	GBP	750,000	05/07/19	(6,071)
	JPY	108,104,850	GBP	750,000	05/08/19	(7,309)
	JPY	340,452,096	NZD	4,600,000	05/07/19	(14,672)
	JPY	178,025,760	NZD	2,400,000	05/08/19	(3,964)
	JPY	11,858,000	USD	107,791	06/20/19	(892)
	KRW	913,680,000	USD	800,000	05/03/19	(16,737)
	KRW	907,538,000	USD	800,000	05/10/19	(20,443)
	KRW	342,557,390	USD	300,000	05/13/19	(5,715)
	KRW	569,500,000	USD	500,000	05/17/19	(10,675)
	KRW	227,740,000	USD	200,000	05/22/19	(4,283)
	KRW	813,799,000	USD	700,000	05/24/19	(575)
	KRW	232,452,000	USD	200,000	05/29/19	(178)
	MXN	32,000,000	USD	1,693,074	05/17/19	(9,864)
	MXN	13,000,000	USD	685,959	05/21/19	(2,614)
	NZD	1,000,000	JPY	74,529,477	05/08/19	(1,511)
	RUB	12,940,560	USD	200,000	05/21/19	(243)
	TWD	12,329,600	USD	400,000	05/03/19	(1,019)
	TWD	15,417,000	USD	500,000	05/10/19	(1,127)
	TWD	3,082,095	USD	100,000	05/13/19	(264)
	TWD	12,320,300	USD	400,000	05/17/19	(1,293)
	TWD	6,156,953	USD	200,000	05/20/19	(742)
	TWD	3,078,600	USD	100,000	05/24/19	(361)
	TWD	3,089,200	USD	100,000	05/28/19	(13)
	USD	1,349,203	CHF	1,375,000	05/02/19	(490)
	USD	1,595,124	CHF	1,625,000	05/03/19	(125)
	USD	800,000	CNH	5,397,920	05/06/19	(1,346)
	USD	500,000	CNH	3,373,850	05/07/19	(868)
	USD	3,209,305	EUR	2,875,000	05/02/19	(15,863)
	USD	2,868,059	EUR	2,564,017	05/03/19	(8,503)
	USD	69,413	EUR	62,000	06/20/19	(435)
	USD	127,877	GBP	98,000	06/20/19	(264)
	USD	500,000	HUF	144,525,000	05/02/19	(483)
	USD	500,000	HUF	144,615,000	05/03/19	(833)
	USD	600,000	INR	41,963,220	05/22/19	(985)
	USD	600,000	INR	42,076,560	05/28/19	(1,956)
	USD	600,000	INR	42,131,220	06/03/19	(2,245)
	USD	2,459,419	JPY	275,000,000	05/07/19	(10,708)
	USD	1,119,700	JPY	125,000,000	05/08/19	(3,184)
	USD	4,195	JPY	467,000	06/20/19	(16)
	USD	1,230,000	MXN	23,500,000	05/17/19	(6,107)
	USD	500,000	NOK	4,338,800	05/02/19	(2,950)
	USD	500,000	NOK	4,329,800	05/03/19	(1,928)
	USD	600,000	PLN	2,308,620	05/02/19	(4,159)
	USD	600,000	PLN	2,304,180	05/06/19	(3,072)
	USD	400,000	RUB	25,914,320	05/17/19	(175)
	USD	500,000	SEK	4,750,800	05/02/19	(318)
	USD	500,000	SEK	4,753,650	05/03/19	(660)
	USD	100,000	TWD	3,091,000	05/24/19	(40)
	USD	300,000	TWD	9,269,700	06/03/19	(75)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD	200,000	ZAR	2,864,600	05/02/19	$(204)
	USD	200,000	ZAR	2,874,700	05/03/19	(886)
JPMorgan Securities, Inc.	ARS	11,079,767	USD	252,031	05/13/19	(6,848)
	COP	3,609,533,172	USD	1,161,315	06/19/19	(47,730)
	EUR	863,347	USD	980,842	06/19/19	(8,303)
	HUF	78,188,547	EUR	247,313	06/19/19	(6,876)
	HUF	163,926,361	USD	597,350	06/19/19	(27,685)
	TRY	2,674,754	USD	447,115	06/19/19	(12,527)
	USD	1,922,258	BRL	7,574,953	05/03/19	(9,058)
	USD	551,609	INR	39,786,213	06/19/19	(15,730)
	USD	456,087	MXN	8,924,942	06/19/19	(10,894)
	USD	586,872	RUB	39,028,997	06/19/19	(13,413)
	USD	1,568,673	ZAR	22,650,690	06/19/19	(5,391)
	ZAR	5,853,440	USD	412,069	06/19/19	(5,296)
MS & Co. Int. PLC	EUR	1,418,000	USD	1,607,955	06/19/19	(10,610)
	GBP	549,000	USD	728,616	06/19/19	(10,803)
	SEK	2,610,000	USD	281,483	06/19/19	(5,549)
	USD	248,034	EUR	221,000	06/19/19	(918)
State Street Bank and Trust	EUR	90,619	USD	101,751	05/03/19	(86)
	HKD	465,406	USD	59,332	05/02/19	(4)

TOTAL						$(450,740)

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	60	06/06/19	$11,124,707	$135,272
10 Year U.K. Long Gilt	66	06/26/19	10,957,671	15,935
10 Year U.S. Treasury Notes	54	06/19/19	6,678,281	7,330
2 Year German Euro-Schatz	29	06/06/19	3,640,357	3,196
2 Year U.S. Treasury Notes	2	06/28/19	426,016	116
20 Year U.S. Treasury Long Bonds	29	06/19/19	4,276,594	10,474
3 Month Euribor Interest Rate	3	12/16/19	843,808	167
3 Month Euribor Interest Rate	1	03/16/20	281,227	196
3 Month Euribor Interest Rate	2	12/14/20	561,950	1,878
3 Month Euribor Interest Rate	1	03/15/21	280,863	1,051
3 Month Sterling Interest Rate	5	03/18/20	807,135	698
5 Year German Euro-Bobl	17	06/06/19	2,534,604	17,895
5 Year U.S. Treasury Notes	47	06/28/19	5,435,109	8,840
Amsterdam Exchanges Index	15	05/17/19	1,911,981	26,959
Australian Dollar	47	06/17/19	3,317,260	(19,805)
BIST National-30 Index	18	06/28/19	36,735	110
Brent Crude	5	05/31/19	360,300	2,285
Brent Crude	1	06/28/19	71,450	529
Brent Crude	1	07/31/19	70,910	439
Brent Crude	1	08/30/19	70,420	(171)
British Pound	43	06/17/19	3,512,294	(61,500)
CAC40 Index	22	05/17/19	1,368,611	13,972
Canada 10 Year Government Bonds	21	06/19/19	2,165,992	19,037

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Cattle Feeder	1	05/23/19	$70,800	$(2,740)
Cocoa	2	07/16/19	47,180	615
Copper	1	05/01/19	160,062	6,650
Copper	3	05/07/19	482,381	14,423
Copper	1	05/08/19	160,741	4,550
Copper	1	05/10/19	160,634	(1,603)
Copper	1	05/13/19	160,581	7,130
Copper	4	05/15/19	641,275	22,776
Copper	3	05/20/19	480,619	(5,305)
Copper	1	05/21/19	160,216	(1,741)
Copper	2	05/22/19	320,451	(2,606)
Copper	1	05/24/19	160,245	(1,233)
Copper	3	05/28/19	480,850	(7,234)
Copper	2	05/31/19	320,624	(3,256)
Copper	1	06/07/19	160,380	(1,432)
Copper	1	06/12/19	160,428	(1,700)
Copper	1	06/13/19	160,437	(1,431)
Copper	1	06/14/19	160,437	2,048
Copper	1	06/18/19	160,437	(1,290)
Copper	1	06/21/19	160,275	2,010
Copper	2	06/26/19	320,574	3,906
Copper	1	06/27/19	160,299	2,008
Copper	1	06/28/19	160,311	(1,467)
Copper	2	07/02/19	320,716	(2,963)
Copper	2	07/05/19	320,787	(2,079)
Copper	1	07/08/19	160,429	(1,198)
Copper	1	07/09/19	160,441	(2,524)
Copper	1	07/10/19	160,453	(1,637)
Copper	1	07/11/19	160,465	(1,504)
Copper	4	07/17/19	641,750	(12,899)
Copper	1	07/18/19	160,362	(851)
Copper	2	07/23/19	320,735	(1,692)
Copper	1	07/25/19	160,370	(496)
Copper	1	07/30/19	160,375	(353)
Crude Oil	2	05/21/19	127,820	1,587
Crude Oil	5	06/20/19	319,900	(1,478)
Crude Oil	2	11/20/19	126,140	1,107
Crude Palm Oil	1	06/14/19	12,486	(134)
Crude Palm Oil	1	08/15/19	12,825	(62)
Crude Palm Oil	1	09/13/19	12,976	(62)
DAX Index	13	06/21/19	4,502,189	162,680
DJIA E-Mini Index	2	06/21/19	265,840	10,837
E-mini Consumer Discretionary Select Sector	1	06/21/19	121,350	199
E-mini Energy Select Sector	4	06/21/19	266,560	(4,695)
E-mini Russell 2000 Index	16	06/21/19	1,275,360	553
Euro Buxl 30 Year Bonds	4	06/06/19	846,764	3,767
Euro Stoxx 50 Index Dividend	174	12/20/19	2,373,127	12,794
Eurodollars	12	09/16/19	2,926,050	2,220
Eurodollars	5	03/16/20	1,220,875	55
Eurodollars	7	06/15/20	1,710,800	(2,898)
Eurodollars	3	06/14/21	733,912	871

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Eurodollars	1	12/13/21	$244,537	$749
Eurodollars	1	06/13/22	244,387	674
Eurodollars	2	06/19/23	488,100	1,197
French 10 Year Government Bonds	24	06/06/19	4,360,783	50,631
FTSE 100 Index	17	06/21/19	1,634,114	(1,333)
FTSE China A50 Index	4	05/30/19	54,570	766
FTSE/JSE Top 40 Index	2	06/20/19	73,591	(165)
FTSE/MIB Index	26	06/21/19	3,128,604	151,222
Gasoline RBOB	1	05/31/19	86,806	2,212
Gasoline RBOB	2	06/28/19	170,789	1,273
Gasoline RBOB	1	08/30/19	82,517	897
Hang Seng Index	3	05/30/19	563,456	(3,351)
Hscei	14	05/30/19	1,023,391	(8,340)
IBEX 35 Index	30	05/17/19	3,216,851	39,689
Italian 10 Year Government Bonds	19	06/06/19	2,672,146	23,983
Japan 10 Year Government Bonds	13	06/13/19	17,823,870	14,260
Japanese Yen	47	06/17/19	5,293,081	(4,489)
Korea 10 Year Bonds	15	06/18/19	1,652,998	11,821
Korea 3 Year Bonds	7	06/18/19	656,945	1,682
Kospi 200 Index	26	06/13/19	1,588,067	(6,717)
Lead	1	05/03/19	47,629	(4,353)
Lead	2	05/13/19	95,585	(7,629)
Lead	1	05/20/19	47,848	(2,867)
Lead	1	05/21/19	47,853	(3,775)
Lead	1	05/22/19	47,857	(3,983)
Lead	1	05/24/19	47,866	(4,322)
Lead	2	05/28/19	95,769	(9,508)
Lead	2	06/11/19	95,898	(7,283)
Lead	3	06/13/19	143,874	(12,031)
Lead	2	06/18/19	96,005	(6,613)
Lead	1	06/19/19	48,013	(2,940)
Lead	1	06/25/19	48,034	(2,431)
Lead	1	06/26/19	48,038	(2,015)
Lead	2	06/27/19	96,082	(3,349)
Lead	1	07/09/19	48,084	(1,481)
Lead	1	07/18/19	48,114	(426)
Lean Hogs	1	06/14/19	35,290	(3,572)
Lean Hogs	1	08/14/19	37,230	1,148
Live Cattle	3	06/28/19	137,100	(3,947)
Live Cattle	1	08/30/19	44,710	(562)
Live Cattle	1	10/31/19	44,930	(2,572)
Mini-Hang Seng Index	4	05/30/19	150,255	276
MSCI EAFE Index	2	06/21/19	191,700	72
MSCI Emerging Markets Index	8	06/21/19	432,080	35
MSCI Taiwan Index	4	05/30/19	163,480	(625)
Nasdaq 100 E-Mini Index	9	06/21/19	1,404,000	7,064
Nickel	2	05/03/19	145,593	(8,412)
Nickel	1	05/07/19	72,826	(4,997)
Nickel	1	05/08/19	72,833	(2,590)
Nickel	1	05/24/19	72,949	(4,574)
Nickel	1	06/11/19	73,062	(5,331)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Nickel	2	06/14/19	$146,148	$(8,141)
Nickel	2	06/19/19	146,190	(11,291)
Nickel	1	06/26/19	73,105	(6,047)
Nickel	1	07/01/19	73,115	(6,748)
Nickel	1	07/05/19	73,122	(6,056)
Nickel	1	07/09/19	73,130	(6,433)
Nickel	1	07/10/19	73,132	(1,459)
Nickel	2	07/11/19	146,268	(9,001)
Nickel	1	07/16/19	73,144	(5,459)
Nickel	2	07/18/19	146,280	(4,331)
Nickel	1	07/26/19	73,184	(1,362)
Nickel	1	07/30/19	73,206	(297)
Nikkei 225 Mini	2	06/13/19	39,948	1,104
NYMEX Light Sweet E-mini Crude Oil	3	05/20/19	95,865	1,023
OMXS 30 Index	24	05/17/19	421,769	4,520
Platinum	1	07/29/19	44,585	1,188
Primary Aluminum	1	05/01/19	45,344	(1,078)
Primary Aluminum	2	05/07/19	89,175	(4,663)
Primary Aluminum	1	05/08/19	44,488	(2,740)
Primary Aluminum	1	05/10/19	44,288	(2,183)
Primary Aluminum	2	05/13/19	88,620	(4,436)
Primary Aluminum	3	05/20/19	133,138	(9,290)
Primary Aluminum	1	05/22/19	44,401	(3,452)
Primary Aluminum	1	05/24/19	44,423	(3,555)
Primary Aluminum	4	05/28/19	177,865	(13,641)
Primary Aluminum	2	06/04/19	89,085	(4,521)
Primary Aluminum	1	06/05/19	44,553	(2,325)
Primary Aluminum	2	06/06/19	89,129	(4,327)
Primary Aluminum	2	06/07/19	89,150	(4,589)
Primary Aluminum	2	06/13/19	89,238	(5,893)
Primary Aluminum	2	06/14/19	89,250	(5,917)
Primary Aluminum	2	06/18/19	89,300	(5,999)
Primary Aluminum	3	06/19/19	133,950	(9,745)
Primary Aluminum	1	06/20/19	44,650	(3,978)
Primary Aluminum	1	06/21/19	44,650	(2,940)
Primary Aluminum	3	06/26/19	134,084	(6,625)
Primary Aluminum	1	06/28/19	44,712	(3,328)
Primary Aluminum	4	07/01/19	178,955	(9,959)
Primary Aluminum	4	07/08/19	179,204	(7,688)
Primary Aluminum	2	07/10/19	89,638	(4,206)
Primary Aluminum	1	07/11/19	44,825	(1,615)
Primary Aluminum	1	07/12/19	44,831	(1,484)
Primary Aluminum	1	07/30/19	44,925	(253)
S&P 500 E-Mini Index	2	06/21/19	294,850	6,447
S&P Toronto Stock Exchange 60 Index	4	06/20/19	593,207	5,907
SET50 Index	13	06/27/19	90,473	340
SGX Nifty 50 Index	3	05/30/19	70,674	534
SGX Nikkei	6	06/13/19	601,239	9,084
Silver	8	07/29/19	599,360	(4,979)
STOXX 600 Banks Index	1	06/21/19	16,796	1,099
Stoxx Europe 600 Index	2	06/21/19	43,406	2,193

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Sugar No. 11	1	06/28/19	$13,821	$(450)
Sugar No. 11	1	02/28/20	15,344	(394)
The Euro Stoxx 50 Index	75	06/21/19	2,903,824	37,930
The ICE EUA	1	12/16/19	29,487	2,373
The Mini FTSE MIB Index	1	06/21/19	24,066	1,325
TOCOM Gold	8	02/25/20	329,781	1,071
TOCOM Gold Mini	4	02/21/20	16,489	(7)
TOCOM Rubber	1	09/24/19	8,497	(91)
Topix Index	1	06/13/19	144,980	(315)
U.S. Dollar Index	2	06/17/19	194,402	719
Ultra 10 Year U.S. Treasury Notes	12	06/19/19	1,581,375	8,224
Ultra Long U.S. Treasury Bonds	9	06/19/19	1,478,531	962
White Sugar	2	07/16/19	33,490	(437)
WIG20 Index	1	06/21/19	12,220	(190)
Yen Denominated Nikkei 225 Index	332	06/13/19	33,320,706	1,517,199
Zinc	1	05/01/19	73,013	4,372
Zinc	1	05/03/19	73,850	3,897
Zinc	1	05/07/19	73,711	4,670
Zinc	1	05/13/19	73,154	4,202
Zinc	1	05/15/19	72,875	6,772
Zinc	1	05/20/19	72,623	6,195
Zinc	2	05/28/19	144,722	9,029
Zinc	1	06/07/19	72,011	4,188
Zinc	2	06/14/19	143,728	904
Zinc	2	06/21/19	143,125	682
Zinc	1	06/26/19	71,373	(2,448)
Zinc	1	06/27/19	71,359	(244)
Zinc	1	06/28/19	71,345	(2,439)
Zinc	1	07/05/19	71,288	(302)
Zinc	1	07/12/19	71,175	(1,465)
Zinc	1	07/16/19	71,092	564
Zinc	1	07/23/19	70,802	1,274
Zinc	1	07/26/19	70,703	1,075
Zinc	1	07/29/19	70,670	857

Total				$1,991,301
Short position contracts:
5 Year German Euro-Bobl	(3)	06/06/19	(447,283)	33
Amsterdam Exchanges Index	(3)	05/17/19	(382,396)	(6,124)
Australian 10 Year Government Bonds	(81)	06/17/19	(7,895,918)	(91,739)
BIST National-30 Index	(19)	06/28/19	(38,776)	12
Brent Crude	(1)	05/31/19	(72,060)	719
Brent Crude	(1)	06/28/19	(71,450)	(131)
Brent Crude	(1)	07/31/19	(70,910)	(81)
CAC40 Index	(18)	05/17/19	(1,119,772)	(16,123)
Canada 10 Year Government Bonds	(133)	06/19/19	(13,717,952)	(178,383)
Canadian Canola	(1)	07/12/19	(6,587)	338
Canadian Dollar	(25)	06/18/19	(1,868,875)	8,769
CBOE Volatility Index	(84)	05/22/19	(1,211,700)	60,863
CBOE Volatility Index	(7)	06/19/19	(110,425)	(287)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
CBOE Volatility Index	(2)	07/17/19	$(32,650)	$(453)
CBOE Volatility Index	(1)	09/18/19	(16,825)	(77)
Copper	(1)	05/01/19	(160,063)	(7,003)
Copper	(3)	05/07/19	(482,381)	(22,150)
Copper	(1)	05/08/19	(160,741)	1,447
Copper	(1)	05/10/19	(160,635)	(7,150)
Copper	(1)	05/13/19	(160,581)	(8,159)
Copper	(4)	05/15/19	(641,275)	6,844
Copper	(3)	05/20/19	(480,619)	(1,815)
Copper	(1)	05/21/19	(160,216)	(606)
Copper	(2)	05/22/19	(320,451)	3,269
Copper	(1)	05/24/19	(160,245)	1,394
Copper	(3)	05/28/19	(480,850)	4,795
Copper	(2)	05/31/19	(320,625)	2,570
Copper	(1)	06/07/19	(160,380)	342
Copper	(1)	06/12/19	(160,428)	(2,086)
Copper	(1)	06/13/19	(160,438)	1,510
Copper	(1)	06/14/19	(160,438)	372
Copper	(1)	06/18/19	(160,438)	(2,090)
Copper	(1)	06/21/19	(160,275)	(515)
Copper	(2)	06/26/19	(320,574)	(661)
Copper	(1)	06/27/19	(160,299)	1,461
Copper	(2)	06/28/19	(320,622)	3,598
Copper	(2)	07/02/19	(320,717)	940
Copper	(3)	07/05/19	(481,181)	2,961
Copper	(1)	07/08/19	(160,430)	1,484
Copper	(1)	07/09/19	(160,441)	1,484
Copper	(2)	07/10/19	(320,907)	2,613
Copper	(1)	07/11/19	(160,465)	(68)
Copper	(1)	07/12/19	(160,477)	2,145
Copper	(3)	07/17/19	(481,313)	2,453
Copper	(1)	07/17/19	(160,438)	4,735
Copper	(1)	07/18/19	(160,363)	1,247
Coffee	(2)	07/19/19	(69,862)	521
Copper	(2)	07/23/19	(320,736)	559
Copper	(1)	07/26/19	(160,371)	(574)
Copper	(13)	07/29/19	(943,800)	(3,271)
Copper	(1)	07/30/19	(160,375)	(40)
Corn	(73)	07/12/19	(1,323,125)	(87)
Corn	(4)	09/13/19	(74,100)	442
Coffee	(1)	09/18/19	(35,794)	373
Corn	(7)	12/13/19	(133,350)	(327)
Crude Oil	(1)	05/20/19	(63,910)	289
Crude Oil	(5)	05/21/19	(319,550)	10,532
Crude Palm Oil	(4)	07/15/19	(50,671)	1,126
Crude soybean oil	(5)	07/12/19	(83,640)	1,917
Crude soybean oil	(1)	12/13/19	(17,166)	670
Dallas Cooling Degree Days (CDD) Index	(1)	07/25/19	(14,070)	139
DAX Index	(2)	06/21/19	(692,644)	(12,064)
DJIA E-Mini Index	(4)	06/21/19	(531,680)	(720)
E-mini Comsumer Staples Select Sector	(2)	06/21/19	(115,960)	(2,253)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
E-mini Energy Select Sector	(1)	06/21/19	$(66,640)	$149
E-mini Financial Select Sector	(4)	06/21/19	(345,150)	(12,005)
E-mini Utilities Select Sector	(3)	06/21/19	(177,390)	23
Euro Buxl 30 Year Bonds	(1)	06/06/19	(211,691)	(7,381)
Euro FX	(10)	06/17/19	(1,408,313)	12,825
Eurodollars	(1)	12/13/21	(244,538)	(1,864)
FTSE 100 Index	(19)	06/21/19	(1,826,363)	(54,312)
FTSE/MIB Index	(2)	06/21/19	(240,662)	(9,175)
Gasoline RBOB	(1)	05/31/19	(86,806)	(1,014)
Gold 100 Oz	(9)	06/26/19	(1,157,130)	(2,864)
Gold 100 Oz	(2)	08/28/19	(258,340)	287
Hang Seng Index	(4)	05/30/19	(751,275)	3,573
Hard Red Winter Wheat	(1)	07/12/19	(25,350)	1,347
IBEX 35 Index	(3)	05/17/19	(321,685)	(2,898)
Korea 3 Year Bonds	(7)	06/18/19	(656,945)	(1,194)
Kospi 200 Index	(2)	06/13/19	(122,159)	(3,263)
Lead	(1)	05/03/19	(47,629)	5,193
Lead	(2)	05/13/19	(95,584)	7,170
Lead	(1)	05/20/19	(47,848)	4,770
Lead	(1)	05/21/19	(47,852)	4,323
Lead	(1)	05/22/19	(47,857)	4,761
Lead	(1)	05/24/19	(47,866)	4,056
Lead	(2)	05/28/19	(95,769)	10,925
Lead	(2)	06/11/19	(95,897)	9,778
Lead	(3)	06/13/19	(143,874)	15,268
Lead	(2)	06/18/19	(96,005)	5,218
Lead	(1)	06/19/19	(48,012)	2,135
Lead	(1)	06/26/19	(48,037)	379
Lead	(1)	07/02/19	(48,059)	1,851
Lead	(1)	07/18/19	(48,114)	133
Lead	(1)	07/26/19	(48,125)	710
Lean Hogs	(5)	06/14/19	(176,450)	3,659
MSCI EAFE Index	(1)	06/21/19	(95,850)	(3,936)
MSCI Emerging Markets Index	(62)	06/21/19	(3,348,620)	(42,508)
Natural Gas	(21)	05/29/19	(540,750)	(1,416)
Natural Gas	(10)	06/26/19	(261,700)	2,573
Natural Gas	(2)	07/29/19	(52,820)	7
New Zealand Dollar	(82)	06/17/19	(5,480,060)	116,480
Nickel	(2)	05/03/19	(145,593)	8,084
Nickel	(1)	05/07/19	(72,826)	2,088
Nickel	(1)	05/08/19	(72,833)	1,855
Nickel	(1)	06/11/19	(73,062)	1,273
Nickel	(2)	06/14/19	(146,148)	9,954
Nickel	(1)	06/18/19	(73,091)	4,576
Nickel	(2)	06/19/19	(146,190)	11,964
Nickel	(1)	06/26/19	(73,105)	4,412
Nickel	(1)	06/27/19	(73,107)	5,160
Nickel	(1)	07/01/19	(73,115)	6,029
Nickel	(1)	07/05/19	(73,122)	5,205
Nickel	(1)	07/09/19	(73,130)	6,037

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Nickel	(1)	07/10/19	$(73,132)	$6,125
Nickel	(2)	07/11/19	(146,268)	5,610
Nickel	(1)	07/12/19	(73,136)	4,681
Nickel	(1)	07/16/19	(73,144)	4,494
Nickel	(2)	07/18/19	(146,280)	4,087
Nickel	(1)	07/26/19	(73,184)	1,093
Nikkei 225 Index	(295)	06/13/19	(33,003,125)	(1,464,246)
Nymex Palladium	(1)	06/26/19	(138,270)	5,248
OMXS 30 Index	(18)	05/17/19	(316,326)	(7,298)
Platinum	(1)	07/29/19	(44,585)	13
Primary Aluminum	(1)	05/01/19	(45,344)	1,891
Primary Aluminum	(2)	05/07/19	(89,175)	4,893
Primary Aluminum	(1)	05/08/19	(44,487)	1,957
Primary Aluminum	(1)	05/10/19	(44,287)	2,335
Primary Aluminum	(2)	05/13/19	(88,620)	5,712
Primary Aluminum	(3)	05/20/19	(133,138)	6,844
Primary Aluminum	(1)	05/22/19	(44,401)	2,275
Primary Aluminum	(1)	05/24/19	(44,423)	3,481
Primary Aluminum	(4)	05/28/19	(177,865)	13,642
Primary Aluminum	(2)	06/04/19	(89,085)	5,197
Primary Aluminum	(1)	06/05/19	(44,553)	2,926
Primary Aluminum	(2)	06/06/19	(89,128)	4,433
Primary Aluminum	(2)	06/07/19	(89,150)	4,963
Primary Aluminum	(2)	06/13/19	(89,237)	5,833
Primary Aluminum	(2)	06/14/19	(89,250)	6,119
Primary Aluminum	(2)	06/18/19	(89,300)	5,644
Primary Aluminum	(3)	06/19/19	(133,950)	9,218
Primary Aluminum	(1)	06/20/19	(44,650)	2,935
Primary Aluminum	(1)	06/21/19	(44,650)	2,972
Primary Aluminum	(3)	06/26/19	(134,083)	7,385
Primary Aluminum	(1)	06/27/19	(44,703)	2,969
Primary Aluminum	(1)	06/28/19	(44,712)	2,464
Primary Aluminum	(4)	07/01/19	(178,955)	12,434
Primary Aluminum	(2)	07/08/19	(89,602)	3,867
Primary Aluminum	(1)	07/10/19	(44,819)	1,688
Primary Aluminum	(1)	07/23/19	(44,852)	2,120
Primary Aluminum	(2)	07/26/19	(89,766)	2,628
S&P 500 E-Mini Index	(131)	06/21/19	(19,312,675)	(888,212)
S&P Toronto Stock Exchange 60 Index	(19)	06/20/19	(2,817,735)	(104,635)
Silver	(2)	07/29/19	(149,840)	1,007
Soybean	(26)	07/12/19	(1,034,060)	36,178
Soybean	(1)	11/14/19	(43,737)	123
SPI 200 Index	(8)	06/20/19	(888,801)	(15,013)
Sugar No. 11	(1)	06/28/19	(13,821)	267
Swiss Franc	(52)	06/17/19	(6,409,000)	122,506
The Amsterdam Exchanges Index	(1)	05/28/19	(6,437)	(63)
The EURO STOXX Banks Index	(25)	06/21/19	(967,941)	(51,976)
Topix Index	(15)	06/13/19	(2,174,694)	(6,505)
Ultra 10 Year U.S. Treasury Notes	(35)	06/19/19	(4,328,516)	(26,156)
VSTOXX Index	(2)	05/22/19	(3,174)	319
VSTOXX Index	(1)	06/19/19	(1,767)	(23)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Wheat	(13)	07/12/19	$(273,475)	$19,873
Wheat	(2)	09/10/19	(19,179)	166
Wheat	(2)	09/13/19	(42,162)	3,958
Wheat	(2)	12/13/19	(45,500)	6,471
WIG20 Index	(2)	06/21/19	(24,441)	196
Zinc	(1)	05/01/19	(73,012)	(571)
Zinc	(1)	05/03/19	(73,850)	(7,191)
Zinc	(1)	05/07/19	(73,711)	(7,113)
Zinc	(1)	05/13/19	(73,153)	(7,144)
Zinc	(1)	05/15/19	(72,875)	(6,369)
Zinc	(1)	05/20/19	(72,623)	(6,538)
Zinc	(2)	05/28/19	(144,723)	(8,341)
Zinc	(1)	06/07/19	(72,011)	(4,564)
Zinc	(2)	06/14/19	(143,728)	561
Zinc	(1)	06/18/19	(71,804)	(2,320)
Zinc	(2)	06/21/19	(143,125)	(1,048)
Zinc	(1)	06/26/19	(71,373)	(389)
Zinc	(1)	06/27/19	(71,359)	2,457
Zinc	(1)	06/28/19	(71,345)	877
Zinc	(1)	07/10/19	(71,220)	365
Zinc	(1)	07/11/19	(71,197)	800
Zinc	(1)	07/12/19	(71,175)	(659)
Zinc	(1)	07/16/19	(71,092)	1,005
Zinc	(1)	07/29/19	(70,670)	(1,586)

Total				$(2,350,326)

TOTAL FUTURES CONTRACTS				$(359,025)

SWAP CONTRACTS — At April 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Unrealized Appreciation/ (Depreciation)*
1M BID Avg(a)	8.330%	01/02/23	BRL	1,534		$10,283
1M BID Avg(a)	8.360	01/02/23		1,267		—
Mexico Interbank TIIE 28 Days (b)	7.800	06/12/24	MXN	3,141	(c)	—
1.470(d)	6M GBP(d)	09/18/69	GBP	1,027	(c)	(9,314)

TOTAL						$969

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made at maturity.
(b)	Payments made monthly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2019.
(d)	Payments made semi-annually

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Republic of Korea, 7.125%, 04/16/19	(1.000)%	0.322%	06/20/24	$772	$(26,149)	$(25,303)	$(846)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	1.325	06/20/22	1,605	(185)	1,687	(1,872)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	1.474	12/20/22	238	3,609	307	3,302
Republic of Turkey, 11.875%, 01/15/30	(1.000)	4.314	06/20/22	736	(85)	774	(859)
United Mexican States, 4.150%, 03/28/27	(1.000)	0.887	06/20/23	1,180	(136)	1,241	(1,377)
United Mexican States, 4.150%, 03/28/27	(1.000)	1.021	12/20/23	322	(82)	702	(784)
Protection Sold:
Republic of Turkey, 11.875%, 01/15/30	1.000	4.476	06/20/24	214	(31,644)	(35,376)	3,732

TOTAL					$(54,672)	$(55,968)	$1,296

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	$217	$(1,877)	$—	$(1,877)
Edenred SA	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	155	207	—	207
Guidewire Software, Inc.	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	37	1,635	—	1,635
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	467	(16,677)	—	(16,677)
iShares PHLX Semiconductor ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,378	(74,952)	—	(74,952)
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	549	(650)	—	(650)
iShares U.S. Technology ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	257	(7,436)	—	(7,436)
Marvell Technology Group Ltd.	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	265	31,419	—	31,419
Splunk, Inc.	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	103	3,156	—	3,156
Visa, Inc. Class A	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	232	8,582	—	8,582
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	252	(12,988)	—	(12,988)
Alphabet, Inc. Class C	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	134	(3,132)	—	(3,132)
ASML Holding NV	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	124	3,972	—	3,972
Atento SA	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	59	(2,398)	4	(2,402)
Ceridian HCM Holding, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	165	3,146	—	3,146
Coherent, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	483	(17,729)	—	(17,729)
CommScope Holding Co., Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	211	(1,889)	—	(1,889)
Consumer Discretionary Select Sector SPDR ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	20	(290)	—	(290)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Consumer Discretionary Select Sector SPDR ETF	1M USD LIBOR	JPMorgan Securities, Inc.	2/24/2020	$173	$(14,066)	$—	$(14,066)
Eqypt Treasury Bill	0.000%	JPMorgan Securities, Inc.	08/15/19	7,942	26,406	—	26,406
ExlService Holdings, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	91	(2,009)	—	(2,009)
Expedia Group, Inc	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	83	4,195	—	4,195
Facebook, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	171	15,853	—	15,853
First Solar, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	20	1,388	—	1,388
FleetCor Technologies, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	234	8,109	—	8,109
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	1,025	14,502	—	14,502
Global Payments, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	88	4,736	—	4,736
Guidewire Software, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	628	35,662	—	35,662
HubSpot, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	148	17,235	—	17,235
Huron Consulting Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	96	82	—	82
Industrial Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	2/24/2020	368	(6,178)	—	(6,178)
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	437	(20,378)	—	(20,378)
iShares MSCI Taiwan ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	442	(1,575)	—	(1,575)
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	42	(376)	—	(376)
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	1,991	(24,190)	—	(24,190)
iShares S&P Small-Capital 600 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	47	(402)	—	(402)
KLA-Tencor Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	321	6,537	—	6,537
Koninklijke KPN	1M EUR LIBOR	JPMorgan Securities, Inc.	05/05/20	148	(4,372)	—	(4,372)
Lattice Semiconducter	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	53	(33)	—	(33)
Lowes Cos., Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	2/24/2020	196	(14,491)	—	(14,491)
Lumentum Holdings, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	575	30,402	—	30,402
Marvell Technology Group Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	326	55,608	—	55,608
MediaTek, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	314	(8,050)	—	(8,050)
Microchip Technology, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	4	291	—	291
Micron Technology, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	205	(6,533)	—	(6,533)
Millicom International Cell	1M SEK LIBOR	JPMorgan Securities, Inc.	05/05/20	2,186	(4,470)	—	(4,470)
Netflix, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	82	146	—	146
Pure Storage, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	67	(383)	—	(383)
PureFunds ISE Cyber.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	14	(664)	—	(664)
salesforce.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	154	5,333	—	5,333
SPDR S&P 500 ETF	1M USD LIBOR	JPMorgan Securities, Inc.	2/24/2020	1,246	(60,093)	—	(60,093)
SPDR S&P MidCap 400 ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	10	186	—	186
Spotify Technology SA	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	158	(7,329)	—	(7,329)
Technology Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	2/24/2020	1,011	(107,196)	—	(107,196)
Total System Services, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	202	8,361	—	8,361
TransUnion.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	129	1,878	—	1,878
TriNet Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	21	114	—	114
Trupanion, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	238	(3,452)	—	(3,452)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
VeriSign, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	$158	$5,657	$—	$5,657
Walmart, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	02/24/20	253	(8,594)	—	(8,594)
Western Digital Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	354	(8,279)	—	(8,279)
WEX, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	116	6,268	—	6,268
Zscaler, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	214	15,756	—	15,756
Accenture PLC Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	87	1,219	—	1,219
Adobe Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	154	8,899	—	8,899
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	627	(17,443)	—	(17,443)
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	527	(16,897)	—	(16,897)
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,245	48,735	—	48,735
Amgen	1M USD LIBOR	MS & Co. Int. PLC	02/24/20	175	10,963	—	10,963
Apple, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	248	367	—	367
Atento SA	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	74	(865)	—	(865)
Atlassian Corp. PLC Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	134	(5,687)	—	(5,687)
Automatic Data Processing, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	85	(51)	—	(51)
Becton, Dickenson and Company	0.550%	MS & Co. Int. PLC	04/20/20	1,010	59,349	—	59,349
Blackbaud, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	75	(3,065)	—	(3,065)
Booking Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	423	(408)	—	(408)
Ceridian HCM Holding, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	150	3,020	—	3,020
CommScope Holding Co., Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	496	(26,287)	—	(26,287)
Consumer Discretionary Select Sector SPDR ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	287	(2,399)	—	(2,399)
CoStar Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	398	3,848	—	3,848
Dell Technologies, Inc.		MS & Co. Int. PLC	02/24/20	88	(7,230)	—	(7,230)
Edenred SA	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	53	171	—	171
EPAM Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	593	21,215	—	21,215
Equifax, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	875	(5,933)	—	(5,933)
ETFMG Prime Cyber Security ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,125	(18,970)	—	(18,970)
Exlservice Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	623	(11,807)	—	(11,807)
Expedia Group, Inc	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	449	13,170	—	13,170
Experian PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	409	16,044	—	16,044
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	471	33,712	—	33,712
First Solar, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	438	7,428	—	7,428
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,463	46,832	—	46,832
Flex Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	652	(15,915)	—	(15,915)
FormFactor, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	72	1,625	—	1,625
Genpact Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	289	2,257	—	2,257
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,611	81,903	—	81,903
GoDaddy, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	589	12,134	—	12,134
Harris Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	188	2,200	—	2,200
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	75	8,220	—	8,220
Huron Consulting Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	252	20,653	—	20,653
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	121	523	—	523
Invesco QQQ Trust Series 1 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,849	(31,728)	—	(31,728)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
iShares Core S&P Small-Capital ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$1,246	$(7,369)	$—	$(7,369)
iShares Expanded Tech Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	602	(12,766)	—	(12,766)
iShares Expanded Tech-Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,992	(69,798)	—	(69,798)
iShares MSCI Taiwan ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	293	(720)	—	(720)
iShares PHLX Semiconductor ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,151	(54,095)	—	(54,095)
iShares Russell 1000 ETF	1M USD LIBOR	MS & Co. Int. PLC	04/20/20	707	(33,426)	—	(33,426)
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,621	(9,212)	—	(9,212)
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	542	(2,237)	—	(2,237)
iShares S&P Small-Capital 600 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	626	(4,479)	—	(4,479)
iShares U.S. Real Estate ETF	1M USD LIBOR	MS & Co. Int. PLC	04/20/20	68	(1,899)	—	(1,899)
iShares U.S. Technology ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,399	(29,735)	—	(29,735)
Itron, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	116	10,845	—	10,845
Just Eat PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	68	(4,226)	—	(4,226)
Lumentum Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	17	—	—	—
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	944	39,576	—	39,576
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	618	35,851	—	35,851
Microchip Technology, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	43	1,719	—	1,719
Micron Technology, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	242	154	—	154
Microsoft Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	63	4,630	—	4,630
Millicom International Cell	1M SEK LIBOR	MS & Co. Int. PLC	05/15/20	412	(426)	—	(426)
PayPal Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,134	42,742	—	42,742
Pure Storage Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	46	(241)	—	(241)
S&P 500 High Beta Total Return Index	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,383	(13,201)	—	(13,201)
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	600	16,302	—	16,302
Scor SE	(0.360)%	MS & Co. Int. PLC	12/20/19	1	(1,200)	—	(1,200)
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	515	55,879	—	55,879
SPDR S&P 500 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	89	(831)	—	(831)
SPDR S&P MidCap 400 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	764	(839)	—	(839)
SPDR S&P Regional Banking ETF	1M USD LIBOR	MS & Co. Int. PLC	04/20/20	307	(2,571)	—	(2,571)
Splunk, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	111	2,203	—	2,203
Spotify Technology SA	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	85	(2,167)	—	(2,167)
Sun Life Financial, Inc.		MS & Co. Int. PLC	04/20/20	515	(50,385)	—	(50,385)
Target Corp.	0.350%	MS & Co. Int. PLC	04/20/20	175	7,015	—	7,015
Total System Services, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	827	17,495	—	17,495
TransUnion	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	549	(8,003)	—	(8,003)
Trimble, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	313	(2,547)	—	(2,547)
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,064	(4,332)	—	(4,332)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Trupanion, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$442		$(35,683)	$—	$(35,683)
Vanguard Small-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,677		(3,781)	—	(3,781)
VeriSign, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	615		24,081	—	24,081
Visa, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	910		17,730	—	17,730
WEX, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,557		44,856	—	44,856
2U, Inc.	2.379%	UBS AG (London)	12/14/20	8		10,365	—	10,365
AAC Technologies Holding, Inc.	2.171	UBS AG (London)	12/14/20	59		20,680	—	20,680
Abiomed, Inc.	2.481	UBS AG (London)	12/14/20	1		1,641	—	1,641
Accor SA	(0.476)	UBS AG (London)	12/14/20	13		1,721	—	1,721
Acs Actividades De Construccion Y Servicios SA	(0.476)	UBS AG (London)	03/29/21	12		10,558	—	10,558
Adobe, Inc.	2.481	UBS AG (London)	12/14/20	—	*	3,067	—	3,067
Advantech Co. Ltd.	2.481	UBS AG (London)	12/14/20	11		498	—	498
Aeon Mall Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	27		(11,144)	—	(11,144)
Aeroports de Paris	(0.476)	UBS AG (London)	12/14/20	1		(469)	—	(469)
Agc, Inc.	(0.110)	UBS AG (London)	12/11/20	18		14,563	—	14,563
Agco Corp.	2.481	UBS AG (London)	12/14/20	7		(702)	—	(702)
Ageas SA	(0.476)	UBS AG (London)	12/14/20	11		8,991	—	8,991
Agile Group Holdings Ltd.	2.171	UBS AG (London)	12/14/20	122		(1,508)	—	(1,508)
Agilent Technologies, Inc.	2.481	UBS AG (London)	12/14/20	1		2,143	—	2,143
Aia Group Ltd.	2.171	UBS AG (London)	12/14/20	39		(1,865)	—	(1,865)
Air Lease Corp.	2.379	UBS AG (London)	12/14/20	4		(1,730)	—	(1,730)
Airbus SE	(0.476)	UBS AG (London)	12/14/20	3		(10,088)	—	(10,088)
Aisin SEiki Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	14		(12,976)	—	(12,976)
Aker Bp ASA	1.150	UBS AG (London)	12/14/20	15		3,001	—	3,001
Alfa Laval Ab	(0.255)	UBS AG (London)	12/14/20	21		(14,874)	—	(14,874)
Allergan PLC	2.379	UBS AG (London)	12/14/20	3		(5,273)	—	(5,273)
Allete, Inc.	2.481	UBS AG (London)	12/14/20	1		1,279	—	1,279
Altice Europe NV	(0.476)	UBS AG (London)	12/14/20	46		10,573	—	10,573
Ambu A/S	(0.443)	UBS AG (London)	12/14/20	3		(276)	—	(276)
Amer Sports Oyj	(0.476)	UBS AG (London)	12/14/20	3		(734)	—	(734)
Ametek, Inc.	2.481	UBS AG (London)	12/14/20	6		5,391	—	5,391
AMP Ltd.	1.600	UBS AG (London)	12/14/20	340		10,247	—	10,247
Andritz AG	(0.476)	UBS AG (London)	12/14/20	11		(21,847)	—	(21,847)
Anhui Conch Cement Co. Ltd.	2.171	UBS AG (London)	12/14/20	90		(604)	—	(604)
Apache Corp.	2.481	UBS AG (London)	12/14/20	7		1,210	—	1,210
Apergy Corp.	2.481	UBS AG (London)	12/14/20	4		(1,089)	—	(1,089)
Aramark	2.481	UBS AG (London)	12/14/20	3		99	—	99
Arista Networks, Inc.	2.481	UBS AG (London)	12/14/20	—	*	(3,278)	—	(3,278)
Asahi Group Holdings Ltd.	(0.110)	UBS AG (London)	12/11/20	13		7,344	—	7,344
Ase Technology Holding Co.	2.481	UBS AG (London)	12/14/20	222		9,405	—	9,405
Ashtead Group PLC	0.680	UBS AG (London)	12/14/20	20		(3,133)	—	(3,133)
ASM Pacific Technology Ltd.	2.171	UBS AG (London)	12/14/20	46		14,245	—	14,245
Astrazeneca PLC	0.680	UBS AG (London)	12/14/20	7		2,760	—	2,760
Asustek Computer, Inc.	2.481	UBS AG (London)	12/14/20	16		(142)	—	(142)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
AT&T, Inc.		UBS AG (London)	12/14/20	$2	$91	$—	$91
Atlas Arteria	1.600%	UBS AG (London)	12/14/20	32	(2,182)	—	(2,182)
Au Optronics Corp.	2.481	UBS AG (London)	12/14/20	1,381	(9,067)	—	(9,067)
Autoliv, Inc.	2.379	UBS AG (London)	12/14/20	5	20,471	—	20,471
Autonation, Inc.	2.379	UBS AG (London)	12/14/20	14	5,384	—	5,384
Axfood AB	(0.255)	UBS AG (London)	12/14/20	29	(12,159)	—	(12,159)
Axon Enterprise, Inc.	2.379	UBS AG (London)	12/14/20	9	(5,550)	—	(5,550)
BAE Systems PLC	0.680	UBS AG (London)	12/14/20	80	(16,696)	—	(16,696)
Ball Corp.	2.379	UBS AG (London)	12/14/20	9	(2,150)	—	(2,150)
Bank Ozk Co.	2.481	UBS AG (London)	12/14/20	7	4,089	—	4,089
Bayerische Motoren Werke AG	(0.476)	UBS AG (London)	12/14/20	7	(2,356)	—	(2,356)
Beigene Ltd.	2.379	UBS AG (London)	12/14/20	3	(9,704)	—	(9,704)
Bemis Co., Inc.	2.481	UBS AG (London)	12/14/20	3	(884)	—	(884)
Berkeley Group Holdings PLC	0.680	UBS AG (London)	12/14/20	12	111	—	111
BIO Rad Laboratories, Inc.	2.481	UBS AG (London)	12/14/20	2	(1,372)	—	(1,372)
Bluescope Steel Ltd.	1.600	UBS AG (London)	12/14/20	54	(6,151)	—	(6,151)
BOC Aviation Ltd.	2.171	UBS AG (London)	12/14/20	67	985	—	985
Boliden AB	(0.255)	UBS AG (London)	12/14/20	18	(6,166)	—	(6,166)
BorgWarner, Inc.	2.481	UBS AG (London)	12/14/20	7	(5,571)	—	(5,571)
Boskalis Westminster NV	(0.476)	UBS AG (London)	12/14/20	20	(17,054)	—	(17,054)
Bouygues SA	(0.476)	UBS AG (London)	12/14/20	8	(5,606)	—	(5,606)
BP PLC	0.680	UBS AG (London)	12/14/20	69	(5,983)	—	(5,983)
Brenntag AG	(0.476)	UBS AG (London)	12/14/20	1	(784)	—	(784)
Bright Horizons Family Solutions, Inc.	2.481	UBS AG (London)	12/14/20	2	(22)	—	(22)
Brother Industries Ltd.	(0.110)	UBS AG (London)	12/11/20	29	14,782	—	14,782
Bruker Corp.	2.481	UBS AG (London)	12/14/20	12	1,302	—	1,302
Brunswick Corp.	2.481	UBS AG (London)	12/14/20	8	5,702	—	5,702
Bunge Ltd.	2.379	UBS AG (London)	12/14/20	6	(22,135)	—	(22,135)
Burberry Group PLC	0.680	UBS AG (London)	12/14/20	18	7,874	—	7,874
BWX Technologies, Inc.	2.379	UBS AG (London)	12/14/20	2	(306)	—	(306)
Byd Co. Ltd.	2.171	UBS AG (London)	12/14/20	73	48	—	48
C. H. Robinson Worldwide, Inc.	2.481	UBS AG (London)	12/14/20	5	(35,712)	—	(35,712)
Cabot Oil & Gas Corp.	2.481	UBS AG (London)	12/14/20	3	(2,497)	—	(2,497)
Caltex Australia Ltd.	1.600	UBS AG (London)	12/14/20	29	(15,419)	—	(15,419)
Campbell Soup Co.	2.379	UBS AG (London)	12/14/20	14	(6,227)	—	(6,227)
Capgemini SE	(0.476)	UBS AG (London)	12/14/20	4	2,720	—	2,720
Carlsberg A/S	(0.443)	UBS AG (London)	12/14/20	4	1,205	—	1,205
Carnival Corp.	2.481	UBS AG (London)	12/14/20	5	1,991	—	1,991
Catcher Technology Co. Ltd.	2.481	UBS AG (London)	12/14/20	66	14,890	—	14,890
Cathay Financial Holding Co.	2.481	UBS AG (London)	12/14/20	256	2,088	—	2,088
Cellnex Telecom SA	(0.476)	UBS AG (London)	03/29/21	18	(18,552)	—	(18,552)
Celltrion, Inc.	2.481	UBS AG (London)	12/14/20	3	3,075	—	3,075
Cerner Corp.	2.481	UBS AG (London)	12/14/20	8	11,535	—	11,535
Cheniere Energy, Inc.	2.379	UBS AG (London)	12/14/20	8	8,238	—	8,238
China Merchants Bank Co. Ltd.	2.171	UBS AG (London)	12/14/20	15	3	—	3

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
China Shenhua Energy Co. Ltd.	2.171%	UBS AG (London)	12/14/20	$120		$(3,190)	$—	$(3,190)
CHN Industrial NV	(0.476)	UBS AG (London)	12/14/20	24		5,741	—	5,741
Cie Financiere Richemont AG	(0.795)	UBS AG (London)	12/14/20	8		860	—	860
Cie Generale des Etablissements Michelin	(0.476)	UBS AG (London)	12/14/20	2		(299)	—	(299)
Cimic Group Ltd.	1.600	UBS AG (London)	12/14/20	6		(2,134)	—	(2,134)
CJ Corp.	2.481	UBS AG (London)	12/14/20	1		13,822	—	13,822
Cleveland-Cliffs, Inc.	2.379	UBS AG (London)	12/14/20	33		1,663	—	1,663
Cloudera, Inc.	2.379	UBS AG (London)	12/14/20	11		(3,359)	—	(3,359)
Cobham PLC	0.680	UBS AG (London)	12/14/20	375		4,382	—	4,382
Coca-Cola Co.	2.379	UBS AG (London)	12/14/20	7		(8,471)	—	(8,471)
Coca-Cola European Partners	2.481	UBS AG (London)	12/14/20	3		2,768	—	2,768
Cochlear Ltd.	1.600	UBS AG (London)	12/14/20	5		23,791	—	23,791
Cognex Corp.	2.379	UBS AG (London)	12/14/20	10		43,421	—	43,421
Colruyt SA	(0.476)	UBS AG (London)	12/14/20	7		2,624	—	2,624
ComfortDelGro Corp. Ltd.	1.823	UBS AG (London)	12/11/20	290		5,805	—	5,805
Conagra Brands, Inc.	2.379	UBS AG (London)	12/14/20	18		(8)	—	(8)
Coupa Software, Inc.	2.379	UBS AG (London)	12/14/20	5		(6,144)	—	(6,144)
Cousins Properties, Inc.	2.481	UBS AG (London)	12/14/20	32		3,276	—	3,276
Cracker Barrel Old Country Store, Inc.	2.481	UBS AG (London)	12/14/20	1		1,388	—	1,388
Crane Co.	2.481	UBS AG (London)	12/14/20	6		(12,295)	—	(12,295)
CSL Ltd.	1.600	UBS AG (London)	12/14/20	4		9,445	—	9,445
CSPC Pharmaceutical Group	2.171	UBS AG (London)	12/14/20	178		8,879	—	8,879
Cummins, Inc.	2.481	UBS AG (London)	12/14/20	3		9,987	—	9,987
Curtiss-Wright Corp.	2.481	UBS AG (London)	12/14/20	4		(1,714)	—	(1,714)
CVR Energy, Inc.	2.481	UBS AG (London)	12/14/20	2		(47)	—	(47)
Cyrusone, Inc.	2.379	UBS AG (London)	12/14/20	3		(1,386)	—	(1,386)
Daelim Industrial Co. Ltd.	2.481	UBS AG (London)	12/14/20	3		5,120	—	5,120
Daimler AG	(0.476)	UBS AG (London)	12/14/20	9		(5,562)	—	(5,562)
Darden Restaurants, Inc.	2.481	UBS AG (London)	12/14/20	3		(9,685)	—	(9,685)
Dassault Aviation SA	(0.476)	UBS AG (London)	12/14/20	—	*	7,095	—	7,095
Dechra Pharmaceuticals PLC	0.680	UBS AG (London)	12/14/20	15		(11,591)	—	(11,591)
Deere & Co.	2.379	UBS AG (London)	12/14/20	3		(4,307)	—	(4,307)
Delta Electronics, Inc.	2.481	UBS AG (London)	12/14/20	100		6,852	—	6,852
Dentsu, Inc.	(0.110)	UBS AG (London)	12/11/20	12		4,465	—	4,465
Deutsche Bank AG	(0.476)	UBS AG (London)	12/14/20	3		(376)	—	(376)
Deutsche Lufthansa	(0.476)	UBS AG (London)	12/14/20	21		(9,609)	—	(9,609)
Devon Energy Corp.	2.481	UBS AG (London)	12/14/20	16		(8,869)	—	(8,869)
Dexcom, Inc.	2.379	UBS AG (London)	12/14/20	4		11,089	—	11,089
Diageo PLC	0.680	UBS AG (London)	12/14/20	12		(11,472)	—	(11,472)
DKSH Holding AG	(0.795)	UBS AG (London)	12/14/20	3		508	—	508
Dollar Tree, Inc.	2.379	UBS AG (London)	12/14/20	5		(6,591)	—	(6,591)
Dominion Energy, Inc.	2.379	UBS AG (London)	12/14/20	7		(7,659)	—	(7,659)
Domino’S Pizza, Inc.	2.481	UBS AG (London)	12/14/20	—	*	(1,352)	—	(1,352)
Dongfeng Motor Group Co. Ltd.	2.171	UBS AG (London)	12/14/20	442		772	—	772

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Dropbox, Inc.	2.481%	UBS AG (London)	12/14/20	$21	$598	$—	$598
Duerr AG	(0.476)	UBS AG (London)	12/14/20	3	1,272	—	1,272
Eagle Materials, Inc.	2.481	UBS AG (London)	12/14/20	6	802	—	802
East Japan Railway Co.	(0.110)	UBS AG (London)	12/11/20	6	27,136	—	27,136
Eaton Vance Corp.	2.481	UBS AG (London)	12/14/20	4	96	—	96
Edf	(0.476)	UBS AG (London)	12/14/20	1	(716)	—	(716)
Eldorado Resorts, Inc.	2.379	UBS AG (London)	12/14/20	9	14,810	—	14,810
Electrocomponents PLC	0.680	UBS AG (London)	12/14/20	71	12,351	—	12,351
Electrolux AB	(0.255)	UBS AG (London)	12/14/20	18	(15,086)	—	(15,086)
Elekta AB Class B	(0.255)	UBS AG (London)	12/14/20	40	(10,147)	—	(10,147)
Elis	(0.476)	UBS AG (London)	12/14/20	32	(9,803)	—	(9,803)
Emcor Group, Inc.	2.481	UBS AG (London)	12/14/20	2	7,035	—	7,035
EMS-Chemie Holding AG	(0.795)	UBS AG (London)	12/14/20	1	(3,193)	—	(3,193)
Energizer Holdings, Inc.	2.379	UBS AG (London)	12/14/20	11	2,759	—	2,759
Entergy Corp	2.379	UBS AG (London)	12/14/20	3	(5,462)	—	(5,462)
Eog Resources, Inc.	2.481	UBS AG (London)	12/14/20	5	(8,816)	—	(8,816)
Equifax, Inc.	2.379	UBS AG (London)	12/14/20	5	(3,361)	—	(3,361)
Equinor ASA	1.150	UBS AG (London)	12/14/20	18	(1,370)	—	(1,370)
Essilorluxottica	(0.476)	UBS AG (London)	12/14/20	5	(7,771)	—	(7,771)
Evotec AG	(0.476)	UBS AG (London)	12/14/20	10	5,987	—	5,987
EXOR SpA	(0.476)	UBS AG (London)	12/14/20	9	(2,468)	—	(2,468)
Expeditors International Wash, Inc.	2.481	UBS AG (London)	12/14/20	6	823	—	823
Experian PLC	0.680	UBS AG (London)	12/14/20	19	1,422	—	1,422
Ezaki Glico Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	10	(12,022)	—	(12,022)
Fabege AB	(0.255)	UBS AG (London)	12/14/20	37	2,594	—	2,594
FANUC Corp.	(0.110)	UBS AG (London)	12/11/20	3	(4,180)	—	(4,180)
Faurecia SA	(0.476)	UBS AG (London)	12/14/20	10	(12,748)	—	(12,748)
Feng Tay Entrprise Co. Ltd.	2.481	UBS AG (London)	12/14/20	74	13,389	—	13,389
Fevertree Drinks PLC	0.680	UBS AG (London)	12/14/20	11	10,669	—	10,669
Fielmann AG	(0.476)	UBS AG (London)	12/14/20	7	30,090	—	30,090
Fireeye, Inc.	2.379	UBS AG (London)	12/14/20	23	938	—	938
First Financial Bankshares, Inc.	2.379	UBS AG (London)	12/14/20	7	1,828	—	1,828
First Solar, Inc.	2.379	UBS AG (London)	12/14/20	8	113	—	113
Five Below, Inc.	2.481	UBS AG (London)	12/14/20	2	1,061	—	1,061
Five9, Inc.	2.481	UBS AG (London)	12/14/20	4	2,024	—	2,024
Flex Ltd.	2.379	UBS AG (London)	12/14/20	40	(11,096)	—	(11,096)
Fortescue Metals Group Ltd.	1.600	UBS AG (London)	12/14/20	104	807	—	807
Fortinet, Inc.	2.481	UBS AG (London)	12/14/20	5	1,839	—	1,839
Fortive Corp.	2.379	UBS AG (London)	12/14/20	6	(7,158)	—	(7,158)
Fuji Heavy Industries Ltd.	(0.110)	UBS AG (London)	12/11/20	22	(17,744)	—	(17,744)
Fujifilm Holdings Corp.	(0.110)	UBS AG (London)	12/11/20	8	3,546	—	3,546
G4S PLC	0.680	UBS AG (London)	12/14/20	185	3,487	—	3,487
Galapagos NV	(0.476)	UBS AG (London)	12/14/20	5	(12,675)	—	(12,675)
Galaxy Entertainment Group	2.171	UBS AG (London)	12/14/20	52	911	—	911
Gartner, Inc.	2.379	UBS AG (London)	12/14/20	1	(103)	—	(103)
Gea Group AG	(0.476)	UBS AG (London)	12/14/20	19	(10,844)	—	(10,844)
Geely Automobile Holdings Ltd.	2.171	UBS AG (London)	12/14/20	255	(8,097)	—	(8,097)
Generac Holdings, Inc.	2.481	UBS AG (London)	12/14/20	4	(1,348)	—	(1,348)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
General Electric Co.	2.379%	UBS AG (London)	12/14/20	$21		$(13,068)	$—	$(13,068)
Genmab A/S	(0.443)	UBS AG (London)	12/14/20	3		(7,745)	—	(7,745)
Georg Fischer AG	(0.795)	UBS AG (London)	12/14/20	1		5,657	—	5,657
Glacier Bancorp, Inc.	2.379	UBS AG (London)	12/14/20	2		(753)	—	(753)
Globalwafers Co. Ltd.	2.481	UBS AG (London)	12/14/20	10		(3,634)	—	(3,634)
GN Store Nord A/S	(0.443)	UBS AG (London)	12/14/20	11		1,969	—	1,969
Goldwin, Inc.	(0.110)	UBS AG (London)	12/11/20	2		(6,129)	—	(6,129)
Grand Canyon Education, Inc.	2.379	UBS AG (London)	12/14/20	5		29,445	—	29,445
Groupe Eurotunnel SE	(0.476)	UBS AG (London)	12/14/20	27		10,330	—	10,330
Guidewire Software, Inc.	2.379	UBS AG (London)	12/14/20	5		(821)	—	(821)
H Lundbeck A/S	(0.443)	UBS AG (London)	12/14/20	6		96	—	96
Hanesbrands, Inc.	2.481	UBS AG (London)	12/14/20	13		(9,198)	—	(9,198)
Hankook Tire Co. Ltd.	2.481	UBS AG (London)	12/14/20	14		6,201	—	6,201
Hankyu Hanshin Holdings, Inc.	(0.110)	UBS AG (London)	12/11/20	7		(9,515)	—	(9,515)
Hanmi Pharm Co. Ltd.	2.481	UBS AG (London)	12/14/20	1		(8,346)	—	(8,346)
Hasbro, Inc.	2.379	UBS AG (London)	12/14/20	6		315	—	315
Heineken NV	(0.476)	UBS AG (London)	12/14/20	3		(6,344)	—	(6,344)
Hella Gmbh & Co. KgaA	(0.476)	UBS AG (London)	12/14/20	4		858	—	858
Helvetia Holding AG	(0.795)	UBS AG (London)	12/14/20	—	*	228	—	228
Hengan International Group	2.171	UBS AG (London)	12/14/20	66		7,356	—	7,356
Hennes & Mauritz AB	(0.255)	UBS AG (London)	12/14/20	3		(503)	—	(503)
Hera SpA	(0.476)	UBS AG (London)	12/14/20	130		1,330	—	1,330
Hikma Pharmaceuticals PLC	0.680	UBS AG (London)	12/14/20	21		30,461	—	30,461
Hill-Rom Holdings, Inc.	2.481	UBS AG (London)	12/14/20	6		(3,674)	—	(3,674)
Hillenbrand, Inc.	2.481	UBS AG (London)	12/14/20	6		1,397	—	1,397
Hiscox Ltd.	0.680	UBS AG (London)	12/14/20	3		(521)	—	(521)
Hitachi High-Technologies	(0.110)	UBS AG (London)	12/11/20	12		30,120	—	30,120
Hochtief AG	(0.476)	UBS AG (London)	12/14/20	3		5,048	—	5,048
Homeserve PLC	0.680	UBS AG (London)	12/14/20	7		(2,935)	—	(2,935)
Hon Hai Precision Industry Co. Ltd.	2.481	UBS AG (London)	12/14/20	178		2,256	—	2,256
Honeywell International, Inc.	2.379	UBS AG (London)	12/14/20	3		(4,360)	—	(4,360)
Howden Joinery Group PLC	0.680	UBS AG (London)	12/14/20	84		3,018	—	3,018
Hua Hong Semiconductor	2.171	UBS AG (London)	12/14/20	75		(1,362)	—	(1,362)
Hugo Boss AG	(0.476)	UBS AG (London)	12/14/20	3		4,244	—	4,244
Husqvarna AB	(0.255)	UBS AG (London)	12/14/20	57		10,127	—	10,127
Hyundai Heavy Industries Co. Ltd.	2.481	UBS AG (London)	12/14/20	5		(2,939)	—	(2,939)
Icu Medical, Inc.	2.379	UBS AG (London)	12/14/20	2		(3,835)	—	(3,835)
IDEXX Laboratories, Inc.	2.481	UBS AG (London)	12/14/20	3		(1,226)	—	(1,226)
Iida Group Holdings Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	28		(8,356)	—	(8,356)
Iliad	(0.476)	UBS AG (London)	12/14/20	5		6,851	—	6,851
Imi PLC	0.680	UBS AG (London)	12/14/20	39		24,128	—	24,128
Inchcape PLC	0.680	UBS AG (London)	12/14/20	8		313	—	313
ING Groep NV	(0.476)	UBS AG (London)	12/14/20	42		23,895	—	23,895
Inmobiliaria Colonial	(0.476)	UBS AG (London)	03/29/21	8		1,067	—	1,067
Innolux Corp.	2.481	UBS AG (London)	12/14/20	1,311		129	—	129

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Insperity, Inc.	2.481%	UBS AG (London)	12/14/20	$4		$(12,172)	$—	$(12,172)
International Flavors & Fragrances, Inc.	2.379	UBS AG (London)	12/14/20	4		(3,991)	—	(3,991)
Ipsen SA	(0.476)	UBS AG (London)	12/14/20	4		(2,276)	—	(2,276)
Jabil, Inc.	2.481	UBS AG (London)	12/14/20	3		(542)	—	(542)
James Hardie Industries PLC	1.600	UBS AG (London)	12/14/20	27		(1,505)	—	(1,505)
Jardine Cycle & Carriage Ltd.	1.823	UBS AG (London)	12/11/20	19		(10,462)	—	(10,462)
Jazz Pharmaceuticals PLC	2.481	UBS AG (London)	12/14/20	1		(1,594)	—	(1,594)
Just Eat PLC	0.680	UBS AG (London)	12/14/20	48		4,262	—	4,262
Kakao Corp.	2.481	UBS AG (London)	12/14/20	2		6,253	—	6,253
Kangwon Land, Inc.	2.481	UBS AG (London)	12/14/20	18		(1,454)	—	(1,454)
Kansai Paint Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	27		(10,094)	—	(10,094)
KB Financial Group	2.481	UBS AG (London)	12/14/20	2		670	—	670
Keihan Holdings Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	13		(28,740)	—	(28,740)
Keikyu Corp.	(0.110)	UBS AG (London)	12/11/20	24		(18,628)	—	(18,628)
Kennametal, Inc.	2.481	UBS AG (London)	12/14/20	12		(5,297)	—	(5,297)
Keysight Technologies, Inc.	2.481	UBS AG (London)	12/14/20	3		2,927	—	2,927
KIA Motors Corp.	2.481	UBS AG (London)	12/14/20	15		40,834	—	40,834
Kingfisher PLC	0.680	UBS AG (London)	12/14/20	166		(3,367)	—	(3,367)
Kingsoft Co. Ltd.	2.171	UBS AG (London)	12/14/20	88		5,376	—	5,376
Kirby Corp.	2.379	UBS AG (London)	12/14/20	6		(4,030)	—	(4,030)
KLA-Tencor Corp.	2.481	UBS AG (London)	12/14/20	2		3,430	—	3,430
Koito Manufacturing Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	1		(1,086)	—	(1,086)
Koninklijke Ahold Delhaize	(0.476)	UBS AG (London)	12/14/20	16		16,448	—	16,448
Kuehne & Nagel International AG	(0.795)	UBS AG (London)	12/14/20	4		971	—	971
Kwg Group Holdings Ltd.	2.171	UBS AG (London)	12/14/20	50		216	—	216
Kyushu Railway Co.	(0.110)	UBS AG (London)	12/11/20	17		(17,593)	—	(17,593)
Lamb Weston Holdings, Inc.	2.481	UBS AG (London)	12/14/20	2		749	—	749
Lancaster Colony Corp.	2.481	UBS AG (London)	12/14/20	1		3,409	—	3,409
Landstar System, Inc.	2.481	UBS AG (London)	12/14/20	5		(34,229)	—	(34,229)
Largan Precision Co. Ltd.	2.481	UBS AG (London)	12/14/20	3		(5,388)	—	(5,388)
Lauder (Estee) Cos., Inc. Class A	2.481	UBS AG (London)	12/14/20	3		(2,203)	—	(2,203)
Leg Immobilien AG	(0.476)	UBS AG (London)	12/14/20	5		6,155	—	6,155
Leggett & Platt, Inc.	2.379	UBS AG (London)	12/14/20	5		11,102	—	11,102
LendingTree, Inc.	2.379	UBS AG (London)	12/14/20	—	*	1,525	—	1,525
Lennar Corp.	2.379	UBS AG (London)	12/14/20	10		(357)	—	(357)
Lenovo Group Ltd.	2.171	UBS AG (London)	12/14/20	522		(4,375)	—	(4,375)
LG Chemical Ltd.	2.481	UBS AG (London)	12/14/20	—		(3,714)	—	(3,714)
LG Display Co. Ltd.	2.481	UBS AG (London)	12/14/20	27		(35)	—	(35)
Lg Electronics, Inc.	2.481	UBS AG (London)	12/14/20	4		1,550	—	1,550
Li Ning Co. Ltd.	2.171	UBS AG (London)	12/14/20	171		(3,022)	—	(3,022)
Lincoln National Corp.	2.481	UBS AG (London)	12/14/20	6		7,033	—	7,033
Liveramp Holdings, Inc.	2.379	UBS AG (London)	12/14/20	8		8,620	—	8,620
Logitech International SA	(0.795)	UBS AG (London)	12/14/20	13		(26,071)	—	(26,071)
Lonza Group AG	(0.795)	UBS AG (London)	12/14/20	1		(8,130)	—	(8,130)
Lotte Shopping Co.	2.481	UBS AG (London)	12/14/20	3		1,485	—	1,485
Lowe’s Companies, Inc.	2.379	UBS AG (London)	12/14/20	5		(5,965)	—	(5,965)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Lululemon Athletica, Inc.	2.481%	UBS AG (London)	12/14/20	$3	$(2,509)	$—	$(2,509)
Lumentum Holdings, Inc.	2.379	UBS AG (London)	12/14/20	7	(11,735)	—	(11,735)
M3, Inc.	(0.110)	UBS AG (London)	12/11/20	14	9,448	—	9,448
Macquarie Infrastructure Corp.	2.379	UBS AG (London)	12/14/20	5	(1,021)	—	(1,021)
Magellan Midstream Partners LP		UBS AG (London)	12/14/20	8	(536)	—	(536)
Manhattan Associates, Inc.	2.481	UBS AG (London)	12/14/20	3	(144)	—	(144)
Mapfre	(0.476)	UBS AG (London)	03/29/21	48	(3,368)	—	(3,368)
Marathon Oil Corp.	2.481	UBS AG (London)	12/14/20	25	(8,438)	—	(8,438)
Marriott International, Inc.	2.379	UBS AG (London)	12/14/20	4	153	—	153
Martin Marietta Materials	2.379	UBS AG (London)	12/14/20	2	(16,869)	—	(16,869)
Marvell Technology Group Ltd.	2.379	UBS AG (London)	12/14/20	22	(785)	—	(785)
Mcdonald’S Holdings Co. Japan Ltd.	(0.110)	UBS AG (London)	12/11/20	3	(2,654)	—	(2,654)
Mediaset Espana Communication SA	(0.476)	UBS AG (London)	03/29/21	47	27,574	—	27,574
Mediclinic International PLC	0.680	UBS AG (London)	12/14/20	112	2,772	—	2,772
Medipal Holdings Corp.	(0.110)	UBS AG (London)	12/11/20	13	11,271	—	11,271
Meggitt PLC	0.680	UBS AG (London)	12/14/20	74	23,839	—	23,839
Melco International Development Ltd.	2.171	UBS AG (London)	12/14/20	211	9,761	—	9,761
Melrose Industries PLC	0.680	UBS AG (London)	12/14/20	169	(15,657)	—	(15,657)
Merlin Entertainments PLC	0.680	UBS AG (London)	12/14/20	123	(1,689)	—	(1,689)
MGM Resorts International	2.379	UBS AG (London)	12/14/20	19	31,938	—	31,938
Micro Focus International PLC	0.680	UBS AG (London)	12/14/20	3	12,114	—	12,114
Middleby Corp.	2.379	UBS AG (London)	12/14/20	2	3,132	—	3,132
Minth Group Ltd.	2.171	UBS AG (London)	12/14/20	174	19,196	—	19,196
Mitsubishi Materials Corp.	(0.110)	UBS AG (London)	12/11/20	19	(10,053)	—	(10,053)
Miura Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	10	(8,451)	—	(8,451)
Molina Healthcare, Inc.	2.379	UBS AG (London)	12/14/20	1	(830)	—	(830)
Monster Beverage Corp.	2.481	UBS AG (London)	12/14/20	1	(81)	—	(81)
Morphosys AG	(0.476)	UBS AG (London)	12/14/20	5	8,218	—	8,218
MTU Aero Engines AG	(0.476)	UBS AG (London)	12/14/20	2	26,473	—	26,473
Mylan NV	2.481	UBS AG (London)	12/14/20	3	(136)	—	(136)
Nankai Electric Railway Co.	(0.110)	UBS AG (London)	12/11/20	15	(24,694)	—	(24,694)
Nanya Technology Co. Ltd.	2.481	UBS AG (London)	12/14/20	265	3,132	—	3,132
National Instruments Corp.	2.481	UBS AG (London)	12/14/20	11	(6,529)	—	(6,529)
National Oilwell Varco, Inc.	2.379	UBS AG (London)	12/14/20	5	6,193	—	6,193
Nemetschek SE	(0.476)	UBS AG (London)	12/14/20	3	38,076	—	38,076
Neogen Corp.	2.379	UBS AG (London)	12/14/20	6	(8,446)	—	(8,446)
Neste Oyj	(0.476)	UBS AG (London)	12/14/20	8	(13,542)	—	(13,542)
Newell Brands, Inc.	2.379	UBS AG (London)	12/14/20	17	(979)	—	(979)
Nexon Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	28	567	—	567
Next PLC	0.680	UBS AG (London)	12/14/20	8	(3,769)	—	(3,769)
NGK Spark Plug Co., Ltd.	(0.110)	UBS AG (London)	12/11/20	27	(4,168)	—	(4,168)
NH Foods Ltd.	(0.110)	UBS AG (London)	12/11/20	14	19,150	—	19,150
Nibe Industrier AB	(0.255)	UBS AG (London)	12/14/20	21	(643)	—	(643)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Nidec Corp.	(0.110)%	UBS AG (London)	12/11/20	$4		$(6,268)	$—	$(6,268)
Nielsen Holdings PLC	2.379	UBS AG (London)	12/14/20	12		(1,677)	—	(1,677)
Nike, Inc.	2.481	UBS AG (London)	12/14/20	6		(1,253)	—	(1,253)
Nintendo Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	2		(21,110)	—	(21,110)
Nippon Express Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	9		11,534	—	11,534
Nippon Paint Holdings Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	9		(2,754)	—	(2,754)
Nisource, Inc.	2.379	UBS AG (London)	12/14/20	11		(1,109)	—	(1,109)
Norsk Hydro ASA	1.150	UBS AG (London)	12/14/20	64		7,285	—	7,285
Norwegian Cruise Line Holdings	2.481	UBS AG (London)	12/14/20	10		(9,164)	—	(9,164)
Novatek Microelectronics Co.	2.481	UBS AG (London)	12/14/20	94		9,635	—	9,635
Novocure Ltd.	2.379	UBS AG (London)	12/14/20	11		9,271	—	9,271
Nthn Star Res Ltd.	1.600	UBS AG (London)	12/14/20	49		2,256	—	2,256
Ntt Data Corp.	(0.110)	UBS AG (London)	12/11/20	41		8,745	—	8,745
Nvr, Inc.	2.481	UBS AG (London)	12/14/20	—	*	6,245	—	6,245
Ocado Group PLC	0.680	UBS AG (London)	12/14/20	32		8,280	—	8,280
OJI Holdings Corp.	(0.110)	UBS AG (London)	12/11/20	61		5,377	—	5,377
Oriental Land Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	2		2,593	—	2,593
Origin Energy Ltd.	1.600	UBS AG (London)	12/14/20	106		7,283	—	7,283
Orion Corp.	(0.476)	UBS AG (London)	12/14/20	14		(29,412)	—	(29,412)
Orkla ASA	1.150	UBS AG (London)	12/14/20	43		(20,237)	—	(20,237)
Orpea	(0.476)	UBS AG (London)	12/14/20	5		(15,006)	—	(15,006)
Oshkosh Corp.	2.481	UBS AG (London)	12/14/20	4		10,777	—	10,777
Osram Licht AG	(0.476)	UBS AG (London)	12/14/20	11		435	—	435
Otsuka Shokai Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	8		(729)	—	(729)
Outfront Media, Inc.	2.481	UBS AG (London)	12/14/20	8		(2,021)	—	(2,021)
Paccar, Inc.	2.481	UBS AG (London)	12/14/20	7		4,876	—	4,876
Packaging Corp. of America	2.481	UBS AG (London)	12/14/20	5		4,228	—	4,228
PBF Energy, Inc.	2.379	UBS AG (London)	12/14/20	15		(12,407)	—	(12,407)
Pegatron Corp.	2.481	UBS AG (London)	12/14/20	311		3,770	—	3,770
Penumbra, Inc.	2.379	UBS AG (London)	12/14/20	3		8,666	—	8,666
Performance Food Group Co.	2.481	UBS AG (London)	12/14/20	12		4,723	—	4,723
Phillips 66	2.481	UBS AG (London)	12/14/20	6		$(3,843)	—	(3,843)
Plastic Omnium SA	(0.476)	UBS AG (London)	12/14/20	17		3,260	—	3,260
Posco	2.481	UBS AG (London)	12/14/20	2		7,328	—	7,328
Post Holdings, Inc.	2.379	UBS AG (London)	12/14/20	5		(4,530)	—	(4,530)
Pou Chen Corp.	2.481	UBS AG (London)	12/14/20	329		1,033	—	1,033
PPG Industries, Inc.	2.379	UBS AG (London)	12/14/20	4		1,305	—	1,305
PRA Health Sciences, Inc.		UBS AG (London)	12/14/20	2		(157)	—	(157)
Prysmian Spa	(0.476)	UBS AG (London)	12/14/20	26		(22,567)	—	(22,567)
Puma SE	(0.476)	UBS AG (London)	12/14/20	1		(9,528)	—	(9,528)
Pure Storage, Inc.	2.481	UBS AG (London)	12/14/20	10		4,912	—	4,912
Qantas Airways Ltd.	1.600	UBS AG (London)	12/14/20	83		1,736	—	1,736
Qualcomm, Inc.	2.379	UBS AG (London)	12/14/20	3		1,437	—	1,437
Ramsay Health Care Ltd.	1.600	UBS AG (London)	12/14/20	10		(511)	—	(511)
Realtek Semiconductor Corp.	2.481	UBS AG (London)	12/14/20	41		8,018	—	8,018

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Reliance Steel & Aluminum Co.	2.481%	UBS AG (London)	12/14/20	$5		$1,021	$—	$1,021
Remy Cointreau	(0.476)	UBS AG (London)	12/14/20	4		(122)	—	(122)
Robert Half International, Inc.	2.481	UBS AG (London)	12/14/20	7		(2,454)	—	(2,454)
Rockwell Automation	2.481	UBS AG (London)	12/14/20	3		6,225	—	6,225
Rolls-Royce Holdings PLC	0.680	UBS AG (London)	12/14/20	3,128		(10,114)	—	(10,114)
Royal Mail Holdings	0.680	UBS AG (London)	12/14/20	154		(2,139)	—	(2,139)
Royal Unibrew	(0.443)	UBS AG (London)	12/14/20	3		4,660	—	4,660
RSA Insurance Group PLC	0.680	UBS AG (London)	12/14/20	11		(14,606)	—	(14,606)
Rwe AG	(0.476)	UBS AG (London)	12/14/20	5		1,097	—	1,097
S-Oil Corp.	2.481	UBS AG (London)	12/14/20	6		(20,190)	—	(20,190)
Salmar ASA	1.150	UBS AG (London)	12/14/20	10		16,557	—	16,557
Samsung Biologics Co. Ltd.	2.481	UBS AG (London)	12/14/20	2		11,839	—	11,839
Samsung Electronics Co. Ltd.	2.481	UBS AG (London)	12/14/20	13		12,165	—	12,165
Samsung Sds Co. Ltd.	2.481	UBS AG (London)	12/14/20	2		(1,857)	—	(1,857)
Sandvik AB	(0.255)	UBS AG (London)	12/14/20	2		667	—	667
Sankyo Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	15		(18,164)	—	(18,164)
Santos Ltd.	1.600	UBS AG (London)	12/14/20	27		2,458	—	2,458
SBM Offshore NV	(0.476)	UBS AG (London)	12/14/20	30		10,985	—	10,985
Sca-Svenska Cellulosa AB	(0.255)	UBS AG (London)	12/14/20	42		(3,428)	—	(3,428)
Schneider Electric SE	(0.476)	UBS AG (London)	12/14/20	6		11,457	—	11,457
Scotts Miracle-Gro Co.	2.379	UBS AG (London)	12/14/20	7		(11,779)	—	(11,779)
Securitas AB	(0.255)	UBS AG (London)	12/14/20	32		(2,225)	—	(2,225)
Seek Ltd.	1.600	UBS AG (London)	12/14/20	23		2,114	—	2,114
SEI Investments Co.	2.481	UBS AG (London)	12/14/20	3		1,794	—	1,794
Seiko Epson Corp.	(0.110)	UBS AG (London)	12/11/20	32		5,593	—	5,593
Sekisui House Ltd.	(0.110)	UBS AG (London)	12/11/20	27		8,275	—	8,275
Sembcorp Industries Ltd.	2.000	UBS AG (London)	12/11/20	67		1,042	—	1,042
Semiconductor MFG International Corp.	2.171	UBS AG (London)	12/14/20	543		(16,180)	—	(16,180)
Seven Group Holdings Ltd.	1.600	UBS AG (London)	12/14/20	46		33,857	—	33,857
Sharp Corp.	(0.110)	UBS AG (London)	12/11/20	21		(385)	—	(385)
Shimao Property Holdings	2.171	UBS AG (London)	12/14/20	171		5,295	—	5,295
Silicon Laboratories, Inc.	2.481	UBS AG (London)	12/14/20	—	*	172	—	172
Simcorp A/S	(0.443)	UBS AG (London)	12/14/20	2		(2,510)	—	(2,510)
Singapore Telecommunications	2.000	UBS AG (London)	12/11/20	123		(4,243)	—	(4,243)
SK Hynix, Inc.	2.481	UBS AG (London)	12/14/20	5		10,068	—	10,068
Skanska AB	(0.255)	UBS AG (London)	12/14/20	29		(9,224)	—	(9,224)
Skechers U.S.A., Inc.	2.481	UBS AG (London)	12/14/20	6		2,934	—	2,934
Skyworks Solutions, Inc.	2.481	UBS AG (London)	12/14/20	5		5,946	—	5,946
SMC Corp.	(0.110)	UBS AG (London)	12/11/20	1		(14,571)	—	(14,571)
Sodexo	(0.476)	UBS AG (London)	12/14/20	—	*	(335)	—	(335)
Spirax-Sarco Engineering PLC	0.680	UBS AG (London)	12/14/20	3		8,212	—	8,212
Sprouts Farmers Market	2.481	UBS AG (London)	12/14/20	3		1,119	—	1,119
Square Enix Holdings Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	17		(13,392)	—	(13,392)
SSP Group PLC	0.680	UBS AG (London)	12/14/20	15		(2,097)	—	(2,097)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Steel Dynamics, Inc.	2.481%	UBS AG (London)	12/14/20	$2		$841	$—	$841
Stericycle, Inc.	2.379	UBS AG (London)	12/14/20	8		(4,430)	—	(4,430)
Sumitomo Dainippon Pharma Co.	(0.110)	UBS AG (London)	12/11/20	4		(4,819)	—	(4,819)
Sumitomo Electric Industries Ltd.	(0.110)	UBS AG (London)	12/11/20	35		4,405	—	4,405
Sun Art Retail Group Ltd.	2.171	UBS AG (London)	12/14/20	609		2,228	—	2,228
Swedish Match AB	(0.255)	UBS AG (London)	12/14/20	11		23,502	—	23,502
Swedish Orphan Biovitrum AB	(0.255)	UBS AG (London)	12/14/20	23		(20,887)	—	(20,887)
Swiss Prime Site AG	(0.795)	UBS AG (London)	12/14/20	6		(21,999)	—	(21,999)
Syneos Health, Inc.		UBS AG (London)	12/14/20	2		(191)	—	(191)
Taiyo Nippon Sanso Corp.	(0.110)	UBS AG (London)	12/11/20	8		(6,805)	—	(6,805)
Tandem Diabetes Care, Inc.	2.379	UBS AG (London)	12/14/20	8		15,726	—	15,726
Targa Resources Corp.	2.379	UBS AG (London)	12/14/20	11		(4,645)	—	(4,645)
Tate & Lyle PLC	0.680	UBS AG (London)	12/14/20	52		30,876	—	30,876
Te Connectivity Ltd.	2.379	UBS AG (London)	12/14/20	3		(3,409)	—	(3,409)
Tegna, Inc.	2.481	UBS AG (London)	12/14/20	19		374	—	374
Teijin Ltd.	(0.110)	UBS AG (London)	12/11/20	33		15,371	—	15,371
Telefonaktiebolaget LM Ericsson	(0.255)	UBS AG (London)	12/14/20	15		(492)	—	(492)
Tempur Sealy International, Inc.	2.379	UBS AG (London)	12/14/20	3		820	—	820
Tenaris SA	(0.476)	UBS AG (London)	12/14/20	38		3,186	—	3,186
Tesla Motors, Inc.	2.379	UBS AG (London)	12/14/20	1		(3,326)	—	(3,326)
Texas Roadhouse, Inc.	2.481	UBS AG (London)	12/14/20	6		(39,705)	—	(39,705)
Thales	(0.476)	UBS AG (London)	12/14/20	3		(17,374)	—	(17,374)
The Swatch Group AG	(0.795)	UBS AG (London)	12/14/20	2		1,418	—	1,418
The Walt Disney Co.	2.379	UBS AG (London)	12/14/20	4		10,505	—	10,505
Thermo Fisher Scientific, Inc.	2.481	UBS AG (London)	12/14/20	2		8,663	—	8,663
Thyssenkrupp AG	(0.476)	UBS AG (London)	12/14/20	38		8,077	—	8,077
Tis, Inc.	(0.110)	UBS AG (London)	12/11/20	4		8,636	—	8,636
TJX Cos., Inc.	2.481	UBS AG (London)	12/14/20	7		(1,368)	—	(1,368)
Tokyo Electric Power Co. Holdings, Inc.	(0.110)	UBS AG (London)	12/11/20	59		12,955	—	12,955
Tomra Systems A/S	1.150	UBS AG (London)	12/14/20	14		(8,067)	—	(8,067)
Toppan Printing Co. Ltd.	(0.110)	UBS AG (London)	12/11/20	8		4,496	—	4,496
Toshiba Corp.	(0.110)	UBS AG (London)	12/11/20	17		(12,224)	—	(12,224)
Tosoh Corp.	(0.110)	UBS AG (London)	12/11/20	35		17,813	—	17,813
Toto Ltd.	(0.110)	UBS AG (London)	12/11/20	2		(1,103)	—	(1,103)
Tractor Supply Co.	2.481	UBS AG (London)	12/14/20	4		(5,841)	—	(5,841)
Transdigm Group, Inc.	2.379	UBS AG (London)	12/14/20	—	*	160	—	160
Treehouse Foods, Inc.	2.379	UBS AG (London)	12/14/20	8		(20,180)	—	(20,180)
Trinet Group, Inc.	2.481	UBS AG (London)	12/14/20	2		1,409	—	1,409
Trinity Industries, Inc.	2.379	UBS AG (London)	12/14/20	20		(5,011)	—	(5,011)
Tsuruha Holdings, Inc.	(0.110)	UBS AG (London)	12/11/20	4		16,571	—	16,571
Twilio, Inc. Class A	2.379	UBS AG (London)	12/14/20	1		(2,512)	—	(2,512)
Two Harbors Investment Corp.	2.379	UBS AG (London)	12/14/20	19		(12,221)	—	(12,221)
Ulta Beauty, Inc.	2.481	UBS AG (London)	12/14/20	1		(12,932)	—	(12,932)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Umicore SA	(0.476)%	UBS AG (London)	12/14/20	$11	$(6,672)	$—	$(6,672)
Uni-President Enterprise Co.	2.481	UBS AG (London)	12/14/20	75	3,520	—	3,520
Unicredit SpA	(0.476)	UBS AG (London)	12/14/20	38	22,950	—	22,950
United Microelectronics Corp.	2.481	UBS AG (London)	12/14/20	1,487	(1,259)	—	(1,259)
Universal Display Corp.	2.379	UBS AG (London)	12/14/20	1	6,950	—	6,950
Upm-Kymmene Corp.	(0.476)	UBS AG (London)	12/14/20	4	5,894	—	5,894
Valeo SA	(0.476)	UBS AG (London)	12/14/20	10	(2,844)	—	(2,844)
Valero Energy Corp.	2.481	UBS AG (London)	12/14/20	4	2,120	—	2,120
Valmet Corp.	(0.476)	UBS AG (London)	12/14/20	20	20,413	—	20,413
Vanguard International Semiconductor	2.481	UBS AG (London)	12/14/20	220	4,777	—	4,777
Venture Corp Ltd.	1.823	UBS AG (London)	12/11/20	32	(10,344)	—	(10,344)
Verbund AG	(0.476)	UBS AG (London)	12/14/20	6	13,125	—	13,125
Vestas Wind Systems A/S	(0.443)	UBS AG (London)	12/14/20	2	2,835	—	2,835
Vitasoy International Holdings Ltd.	2.171	UBS AG (London)	12/14/20	108	982	—	982
Volkswagen AG	(0.476)	UBS AG (London)	12/14/20	3	(3,186)	—	(3,186)
Wartsila Oyj Abp	(0.476)	UBS AG (London)	12/14/20	28	1,278	—	1,278
Weichai Power Co. Ltd.	2.171	UBS AG (London)	12/14/20	222	(1,833)	—	(1,833)
Wesco International, Inc.	2.481	UBS AG (London)	12/14/20	2	476	—	476
Western Alliance Bancorp	2.481	UBS AG (London)	12/14/20	12	(294)	—	(294)
Wh Group Ltd.	2.171	UBS AG (London)	12/14/20	456	26,471	—	26,471
Wh Smith PLC	0.680	UBS AG (London)	12/14/20	16	5,035	—	5,035
Williams-Sonoma, Inc.	2.481	UBS AG (London)	12/14/20	8	12,357	—	12,357
Wilmar International Ltd.	2.000	UBS AG (London)	12/11/20	181	(261)	—	(261)
Wisetech Global	1.600	UBS AG (London)	12/14/20	31	(4,782)	—	(4,782)
Wolters Kluwer NV	(0.476)	UBS AG (London)	12/14/20	8	9,315	—	9,315
Wright Medical Group Nv	2.379	UBS AG (London)	12/14/20	12	(2,809)	—	(2,809)
Xerox Corp.	2.379	UBS AG (London)	12/14/20	7	(9,215)	—	(9,215)
Xilinx, Inc.	2.481	UBS AG (London)	12/14/20	4	4,736	—	4,736
Xinyi Glass Holdings Ltd.	2.171	UBS AG (London)	12/14/20	196	(3,354)	—	(3,354)
Yahoo Japan Corp.	(0.110)	UBS AG (London)	12/11/20	159	(25,089)	—	(25,089)
Yangzijiang Shipbuilding Holdings Ltd.	1.823	UBS AG (London)	12/11/20	496	1,636	—	1,636
Yara International ASA	1.150	UBS AG (London)	12/14/20	12	(11,684)	—	(11,684)
Yelp, Inc.	2.481	UBS AG (London)	12/14/20	8	4,195	—	4,195
Zalando SE	(0.476)	UBS AG (London)	12/14/20	12	1,931	—	1,931
Zillow Group, Inc.	2.379	UBS AG (London)	12/14/20	9	7,339	—	7,339
Zoetis, Inc.	2.481	UBS AG (London)	12/14/20	5	(6,918)	—	(6,918)

TOTAL					$228,637	$4	$228,633

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	Rounds to less than $1,000.
(a)	Payments made monthly.

Abbreviations:
1M BID Avg—1 month Brazilian Interbank Deposit Average
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $181,726,640)	$194,206,963
Investments of affiliated issuers, at value (cost $133,835,695)	133,835,695
Cash	7,366,858
Foreign currencies, at value (cost $276,066)	265,655
Unrealized gain on swap contracts	2,850,680
Unrealized gain on forward foreign currency exchange contracts	442,703
Variation margin on futures contracts	2,012,777
Variation margin on swap contracts	8,232
Receivables:
Collateral on certain derivative contracts(b)	33,605,764
Dividends and interest	1,514,349
Investments sold	781,628
Due from broker — upfront payment	163,103
Reimbursement from investment adviser	142,032
Fund shares sold	89,599
Foreign tax reclaims	40,110
Investments sold on an extended settlement basis	33,544
Upfront payments made on swap contracts	4
Other assets	155,844
Total assets	377,515,540

Liabilities:
Due to custodian	6,935
Securities sold short, at value (proceeds received $10,924,558)	11,357,184
Unrealized loss on swap contracts	2,622,047
Unrealized loss on forward foreign currency exchange contracts	450,740
Payables:
Investments purchased	2,460,893
Fund shares redeemed	2,176,500
Management fees	468,145
Distribution and service fees and transfer agency fees	69,637
Dividend expense payable on securities sold short	10,004
Collateral on certain derivative contracts(c)	6,958
Accrued expenses and other liabilities	1,922,496
Total liabilities	21,551,539

Net Assets:
Paid-in capital	414,011,159
Total distributable earnings (loss)	(58,047,158)
NET ASSETS	$355,964,001
Net Assets:
Class A	$13,137,541
Class C	9,351,525
Institutional	237,494,022
Investor	13,162,749
Class P	82,781,485
Class R	26,451
Class R6	10,228
Total Net Assets	$355,964,001
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,271,958
Class C	935,247
Institutional	22,732,042
Investor	1,266,225
Class P	7,924,240
Class R	2,586
Class R6	978
Net asset value, offering and redemption price per share:(d)
Class A	$10.33
Class C	10.00
Institutional	10.45
Investor	10.40
Class P	10.45
Class R	10.23
Class R6	10.45

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $6,594,957, $1,330,000 , and $25,680,807 relating to initial margin requirements and/or collateral on futures, forwards and swaps transactions, respectively.
(c)	Segregated cash of $6,958 relating to initial margin requirements and/or collateral on swaps transactions.
(d)	Maximum public offering price per share for Class A Shares is $10.93. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2019 (Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $724)	$2,572,088

Dividends — affiliated issuers	1,940,258

Dividends — unaffiliated issuers (net of foreign withholding taxes of $31,473)	830,210

Total investment income	5,342,556

Expenses:

Management fees	4,188,106

Custody, accounting and administrative services	843,485

Professional fees	269,061

Printing and mailing costs	124,527

Transfer Agency fees(b)	114,820

Registration fees	95,340

Distribution and Service fees(b)	72,254

Prime broker fees	57,054

Dividend expense for securities sold short	44,685

Trustee fees	23,243

Other	23,979

Total expenses	5,856,554

Less — expense reductions	(1,824,236)

Net expenses	4,032,318

NET INVESTMENT INCOME	1,310,238

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments (including commission recapture of $3,300)	3,288,718

Securities short sales	(161,482)

Purchased options	(9,044)

Futures contracts	826,634

Written options	1,765

Swap contracts	(368,631)

Forward foreign currency exchange contracts	(1,096,827)

Foreign currency transactions	74,642

Net change in unrealized gain (loss) on:

Investments	15,104,554

Securities short sales	(756,383)

Futures contracts	(1,160,475)

Swap contracts	409,115

Forward foreign currency exchange contracts	341,835

Foreign currency translation	4,253

Net realized and unrealized gain	16,498,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,808,912

(a)	Statement of Operations for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$20,126	$52,064	$64	$14,491	$9,371	$60,726	$16,327	$13,880	$23	$2

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income (loss)	$1,310,238	$(957,880)

Net realized gain	2,555,775	8,675,960

Net change in unrealized gain (loss)	13,942,899	(24,885,335)

Net increase (decrease) in net assets resulting from operations	17,808,912	(17,167,255)

From share transactions:

Proceeds from sales of shares	44,354,684	263,366,454

Cost of shares redeemed	(238,750,270)	(684,149,192)

Net decrease in net assets resulting from share transactions	(194,395,586)	(420,782,738)

TOTAL DECREASE	(176,586,674)	(437,949,993)

Net assets:

Beginning of period	532,550,675	970,500,668

End of period	$355,964,001	$532,550,675

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of three wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.91		$10.22	$10.25	$10.33	$10.58		$10.46

Net investment income (loss)(b)	0.02		(0.04)	(0.02)	0.04	(0.03)		(0.06)

Net realized and unrealized gain (loss)	0.40		(0.27)	0.13	(0.06)	(0.22)		0.33

Total from investment operations	0.42		(0.31)	0.11	(0.02)	(0.25)		0.27

Distributions to shareholders from net investment income	—		—	(0.14)	(0.01)	—		(0.03)

Distributions to shareholder from net realized gains	—		—	—	(0.05)	—		(0.12)

Total distributions	—		—	(0.14)	(0.06)	—		(0.15)

Net asset value, end of period	$10.33		$9.91	$10.22	$10.25	$10.33		$10.58

Total return(c)	4.24%		(3.03)%	1.08%	(0.23)%	(2.36)%		2.61%

Net assets, end of period (in 000s)	$13,138		$19,155	$37,077	$134,843	$217,307		$116,593

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.12	%(d)	2.31%	2.51%	2.65%	2.89	%(d)	2.85%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.07	%(d)	2.23%	2.38%	2.41%	2.56	%(d)	2.56%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.00	%(d)	2.91%	2.74%	2.85%	2.97	%(d)	3.23%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.95	%(d)	2.82%	2.62%	2.60%	2.63	%(d)	2.94%

Ratio of net investment income (loss) to average net assets	0.30	%(d)	(0.43)%	(0.22)%	0.39%	(0.29	)%(d)	(0.53)%

Portfolio turnover rate(e)	105%		232%	112%	73%	130%		144%

(a)	Commenced operations on April 30, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended January 1– October 31, 2015		Year Ended December 31 2014
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.62		$10.00	$10.02	$10.16	$10.47		$10.40

Net investment loss(b)	(0.02)		(0.12)	(0.11)	(0.04)	(0.09)		(0.14)

Net realized and unrealized gain (loss)	0.40		(0.26)	0.13	(0.05)	(0.22)		0.33

Total from investment operations	0.38		(0.38)	0.02	(0.09)	(0.31)		0.19

Distributions to shareholders from net investment income	—		—	(0.04)	—	—		— (c)

Distributions to shareholders from net realized gains	—		—	—	(0.05)	—		(0.12)

Total Distributions	—		—	(0.04)	(0.05)	—		(0.12)

Net asset value, end of period	$10.00		$9.62	$10.00	$10.02	$10.16		$10.47

Total return(d)	3.84%		(3.70)%	0.23%	(1.02)%	(2.87)%		1.84%

Net assets, end of period (in 000s)	$9,352		$12,333	$29,758	$49,334	$79,891		$38,207

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.87	%(e)	3.07%	3.26%	3.40%	3.64	%(e)	3.64%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.82	%(e)	2.99%	3.13%	3.16%	3.31	%(e)	3.31%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.75	%(e)	3.65%	3.54%	3.60%	3.72	%(e)	3.99%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.71	%(e)	3.57%	3.41%	3.36%	3.38	%(e)	3.66%

Ratio of net investment loss to average net assets	(0.45	)%(e)	(1.23)%	(1.07)%	(0.35)%	(1.04	)%(e)	(1.33)%

Portfolio turnover rate(f)	105%		232%	112%	73%	130%		144%

(a)	Commenced operations on April 30, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.00		$10.28	$10.33	$10.40	$10.61		$10.49

Net investment income (loss)(b)	0.03		(0.01)	— (c)	0.08	0.01		(0.01)

Net realized and unrealized gain (loss)	0.42		(0.27)	0.15	(0.07)	(0.22)		0.31

Total from investment operations	0.45		(0.28)	0.15	0.01	(0.21)		0.30

Distributions to shareholders from net investment income	—		—	(0.20)	(0.03)	—		(0.06)

Distributions to shareholders from net realized gains	—		—	—	(0.05)	—		(0.12)

Total Distributions	—		—	(0.20)	(0.08)	—		(0.18)

Net asset value, end of period	$10.45		$10.00	$10.28	$10.33	$10.40		$10.61

Total return(d)	4.50%		(2.72)%	1.47%	0.13%	(1.98)%		3.00%

Net assets, end of period (in 000s)	$237,494		$361,962	$807,918	$903,812	$1,236,592		$628,397

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79	%(e)	1.97%	2.11%	2.25%	2.49	%(e)	2.45%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74	%(e)	1.89%	1.98%	2.01%	2.16	%(e)	2.16%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.61	%(e)	2.51%	2.40%	2.45%	2.57	%(e)	2.82%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.57	%(e)	2.43%	2.28%	2.21%	2.24	%(e)	2.53%

Ratio of net investment income (loss) to average net assets	0.63	%(e)	(0.12)%	0.02%	0.81%	0.11	%(e)	(0.11)%

Portfolio turnover rate(f)	105%		232%	112%	73%	130%		144%

(a)	Commenced operations on April 30, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.95		$10.24	$10.30	$10.37	$10.60		$10.48

Net investment income (loss)(b)	0.03		(0.03)	(0.01)	0.07	—	(c)	(0.03)

Net realized and unrealized gain (loss)	0.42		(0.26)	0.14	(0.07)	(0.23)		0.33

Total from investment operations	0.45		(0.29)	0.13	—	(0.23)		0.30

Distributions to shareholders from net investment income	—		—	(0.19)	(0.02)	—		(0.06)

Distributions to shareholders from net realized gains	—		—	—	(0.05)	—		(0.12)

Total distributions	—		—	(0.19)	(0.07)	—		(0.18)

Net asset value, end of period	$10.40		$9.95	$10.24	$10.30	$10.37		$10.60

Total return(d)	4.32%		(2.73)%	1.23%	(0.06)%	(2.08)%		2.85%

Net assets, end of period (in 000s)	$13,163		$30,347	$95,628	$108,924	$119,570		$42,894

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.87	%(e)	2.09%	2.26%	2.39%	2.64	%(e)	2.62%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.82	%(e)	2.01%	2.13%	2.16%	2.31	%(e)	2.31%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.74	%(e)	2.64%	2.54%	2.61%	2.72	%(e)	3.06%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.70	%(e)	2.56%	2.42%	2.38%	2.38	%(e)	2.73%

Ratio of net investment income (loss) to average net assets	0.55	%(e)	(0.26)%	(0.13)%	0.70%	(0.02	)%(e)	(0.27)%

Portfolio turnover rate(f)	105%		232%	112%	73%	130%		144%

(a)	Commenced operations on April 30, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.00		$10.21

Net investment income(b)	0.03		0.02

Net realized and unrealized gain (loss)	0.42		(0.23)

Total from investment operations	0.45		(0.21)

Net asset value, end of period	$10.45		$10.00

Total return(c)	4.50%		(2.06)%

Net assets, end of period (in 000s)	$82,781		$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.78	%(d)	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.73	%(d)	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.60	%(d)	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.56	%(d)	2.58	%(d)

Ratio of net investment income to average net assets	0.64	%(d)	0.45	%(d)

Portfolio turnover rate(e)	105%		232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			Period Ended January 1– October 31, 2015		Year Ended December 31, 2014
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.82		$10.15	$10.18	$10.29	$10.56		$10.44

Net investment income (loss)(b)	—	(c)	(0.09)	(0.06)	0.01	(0.04)		(0.07)

Net realized and unrealized gain (loss)	0.41		(0.24)	0.14	(0.05)	(0.23)		0.31

Total from investment operations	0.41		(0.33)	0.08	(0.04)	(0.27)		0.24

Distributions to shareholders from net investment income	—		—	(0.11)	(0.02)	—		— (c)

Distributions to shareholders from net realized gains	—		—	—	(0.05)	—		(0.12)

Total distributions	—		—	(0.11)	(0.07)	—		(0.12)

Net asset value, end of period	$10.23		$9.82	$10.15	$10.18	$10.29		$10.56

Total return(d)	4.18%		(3.25)%	0.73%	(0.40)%	(2.56)%		2.30%

Net assets, end of period (in 000s)	$26		$25	$120	$119	$87		$30

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.38	%(e)	2.61%	2.76%	2.91%	3.14	%(e)	3.05%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.33	%(e)	2.53%	2.63%	2.66%	2.81	%(e)	2.81%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.25	%(e)	3.12%	3.07%	3.11%	3.24	%(e)	3.46%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.21	%(e)	3.04%	2.94%	2.85%	2.90	%(e)	3.22%

Ratio of net investment income (loss) to average net assets	0.05	%(e)	(0.91)%	(0.63)%	0.07%	(0.49	)%(e)	(0.69)%

Portfolio turnover rate(f)	105%		232%	112%	73%	130%		144%

(a)	Commenced operations on April 30, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Six Months Ended April 30, 2019 (Unaudited)		Period Ended October 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.01		$10.22

Net investment income(b)	0.03		0.01

Net realized and unrealized gain (loss)	0.41		(0.22)

Total from investment operations	0.44		(0.21)

Net asset value, end of period	$10.45		$10.01

Total return(c)	4.40%		(2.05)%

Net assets, end of period (in 000s)	$10		$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.79	%(d)	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74	%(d)	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.62	%(d)	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.57	%(d)	2.54	%(d)

Ratio of net investment income to average net assets	0.63	%(d)	0.13	%(d)

Portfolio turnover rate(e)	105%		232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R, Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with ADG Capital Management LLP (“ADG”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LP (“FPA”), GQG Partners LLC (“GQG Partners”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Each of ADG and Crabel also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

As of April 30, 2019, GSAM no longer had sub-advisory agreements for the Fund with Acadian Asset Management LLC (“Acadian”), One River Asset Management LLC (“One River”) and QMS Capital Management LP (“QMS”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA, Ltd., the Cayman Commodity — MMA IV, Ltd., and the Cayman Commodity — MMA V, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, respectively, and are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2019, the Fund’s net assets were $355,964,001 of which, $1,485,921, or 0.4%, represented the Cayman Commodity — MMA, Ltd.’s net assets, $3,668,592, or 1.0%, represented the Cayman Commodity — MMA IV, Ltd.’s net assets and $1,342,928, or 0.4%, represented the Cayman Commodity — MMA V, Ltd.’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained

55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Each Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of each Subsidiary’s income. Net losses of each Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Consolidated Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single broker quotations obtained directly from the broker or passed through from the third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$4,379,549	$—

Mortgage-Backed Obligations	—	15,242,429	—

Asset-Backed Securities	—	34,308,935	—

Foreign Debt Obligations	—	9,829,364	—

Municipal Debt Obligations	—	1,298,975	—

Common Stock and/or Other Equity Investments(a)

Asia	5,077,571	8,283,691	—

Australia and Oceania	370,214	1,346,952	—

Europe	7,119,114	23,336,087	—

North America	77,427,126	2,510	—

South America	193,411	—	—

Exchange Traded Fund	5,991,035	—	—

Investment Company	133,835,695	—	—

Total	$230,014,166	$98,028,492	$—

Liabilities

Common Stock and/or Other Equity Investments

North America	$(11,334,951)	$—	$(22,233)

Total	$(11,334,951)	$—	$(22,233)

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$442,703	$—

Futures Contracts	3,267,240	—	—

Interest Rate Swap Contracts	—	10,283	—

Credit Default Swap Contracts	—	7,034	—

Total Return Swap Contracts	—	2,836,858	13,822

Total	$3,267,240	$3,296,878	$13,822

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(450,740)	$—

Futures Contracts	(3,626,265)	—	—

Interest Rate Swap Contracts	—	(9,314)	—

Credit Default Swap Contracts	—	(5,738)	—

Total Return Swap Contracts	—	(2,622,047)	—

Total	$(3,626,265)	$(3,087,839)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets	Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; and Variation margin on futures contracts	$347,731	Variation margin on swap contracts; and Variation margin on futures contracts	$(314,167)
Credit	Variation margin on swap contracts	7,034	Variation margin on swap contracts	(5,738)
Commodity	Variation margin on futures contracts	580,170	Variation margin on futures contracts;	(509,296)
Equity	Unrealized gain on swap contracts; Variation margin on futures contracts	4,933,956	Unrealized loss on swap contracts; Variation margin on futures contracts	(5,343,607)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	709,049	Payable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	(541,296)
Total		$6,577,940		$(6,714,104)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on swap contracts and futures contracts	$40,188	$(813,554)	1,401
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	64,814	(256,298)	8
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(182,965)	157,107	646
Equity	Net realized gain (loss) from purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	461,270	67,435	2,674
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	(1,029,410)	520,432	901
Total		$(646,103)	$(324,878)	5,630

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2019.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or

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4. INVESTMENTS IN DERIVATIVES (continued)

similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2019:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Deutsche Bank AG (London)	$44,999	$275,092	$320,091	$(101,592)	$(253,019)	$(354,611)	$(34,520)	$(34,520)	$—
JPMorgan Securities, Inc.	271,823	129,932	401,755	(341,543)	(169,751)	(511,294)	(109,539)	—	(109,539)
MS & Co. Int. PLC	725,565	37,607	763,172	(520,854)	(27,880)	(548,734)	214,438	—	214,438
UBS AG (London)	1,808,293	—	1,808,293	(1,658,058)	—	(1,658,058)	150,235	—	150,235
State Street Bank and Trust	—	72	72	—	(90)	(90)	(18)	—	(18)
	$2,850,680	$442,703	$3,293,383	$(2,622,047)	$(450,740)	$(3,072,787)	$220,596	$(34,520)	$255,116
(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

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April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended April 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate*^(a)
1.90%	1.80%	1.71%	1.68%	1.90%	1.51%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended April 30, 2019, GSAM waived $138,081 of the Fund’s management fee.

GSAM also provides management services to the Subsidiaries pursuant to Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remain in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the six months ended April 30, 2019, GSAM waived $14,394 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2019, Goldman Sachs retained $5 and $0, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan — The Trust, on behalf of the Fund has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2020 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares to (after the application of the TA Fee Waiver described above) 2.13%, 2.88%, 1.80%, 1.88%, 1.79%, 2.38%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$859,961	$13,404	$950,871	$1,824,236

G.  Line of Credit Facility — As of April 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2019, Goldman Sachs earned $6,533, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R and Class R6 Shares of the Fund.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2019:

Underlying Fund	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund – Institutional Shares	$187,779,673	$560,903,850	$(614,847,828)	$133,835,695	133,835,695	$1,940,258

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were $224,852,710 and $256,194,669, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2019:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
State Street Bank & Trust	(11,357,184)	11,357,184	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2018, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(58,588,114)
Perpetual Long-Term	(10,828,651)
Total Capital loss carryforwards	$(69,416,765)
Timing Differences (Straddle Loss Deferral)	$(3,305,523)

As of April 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$316,859,124
Gross unrealized gain	15,602,163
Gross unrealized loss	(4,418,629)
Net unrealized gain (loss)	$11,183,534

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and foreign currency contracts, differences in the tax treatment of underlying fund investments and swap transactions.

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7. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

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8. OTHER RISKS (continued)

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings on a prospective basis. In light of the revocation of the Notes Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Portfolio’s income from investments in the Subsidiaries should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi Manager Alternatives Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	138,308	$1,387,806	454,553	$4,610,532
Shares redeemed	(800,098)	(8,053,913)	(2,149,466)	(21,824,927)
	(661,790)	(6,666,107)	(1,694,913)	(17,214,395)
Class C Shares
Shares sold	76,996	741,182	30,626	304,279
Shares redeemed	(423,119)	(4,085,856)	(1,724,298)	(17,082,932)
	(346,123)	(3,344,674)	(1,693,672)	(16,778,653)
Institutional Shares
Shares sold	3,957,413	39,832,991	11,823,203	121,296,620
Shares redeemed	(17,410,786)	(176,701,277)	(54,218,713)	(554,562,273)
	(13,453,373)	(136,868,286)	(42,395,510)	(433,265,653)
Investor Shares
Shares sold	111,518	1,118,492	651,113	6,644,464
Shares redeemed	(1,893,905)	(18,943,729)	(6,937,409)	(70,702,314)
	(1,782,387)	(17,825,237)	(6,286,296)	(64,057,850)
Class P Shares(a)
Shares sold	125,489	1,274,213	12,829,464	130,500,559
Shares redeemed	(3,071,855)	(30,965,495)	(1,958,858)	(19,883,699)
	(2,946,366)	(29,691,282)	10,870,606	110,616,860
Class R Shares
Shares redeemed	—	—	(9,220)	(93,047)
	—	—	(9,220)	(93,047)
Class R6 Shares(b)
Shares sold	—	—	978	10,000
	—	—	978	10,000

NET DECREASE	(19,190,039)	$(194,395,586)	(41,208,027)	$(420,782,738)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

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Fund Expenses — Six Month Period Ended April 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Class A
Actual	$1,000.00	$1,042.40		$10.74
Hypothetical 5% return	1,000.00	1,014.28	+	10.59
Class C
Actual	1,000.00	1,038.40		14.51
Hypothetical 5% return	1,000.00	1,010.56	+	14.31
Institutional
Actual	1,000.00	1,045.00		9.08
Hypothetical 5% return	1,000.00	1,015.92	+	8.95
Investor
Actual	1,000.00	1,043.20		9.47
Hypothetical 5% return	1,000.00	1,015.52	+	9.35
Class P
Actual	1,000.00	1,045.00		9.03
Hypothethical 5% return	1,000.00	1,015.97	+	8.90
Class R
Actual	1,000.00	1,041.80		12.05
Hypothetical 5% return	1,000.00	1,012.99	+	11.88
Class R6
Actual	1,000.00	1,044.00		9.07
Hypothethical 5% return	1,000.00	1,015.92	+	8.95

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6

Multi Manager Alternatives	2.07%	2.82%	1.74%	1.82%	1.73%	2.33%	1.74%

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on November 13-14, 2018, the Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Investment Adviser and Artisan Partners Limited Partnership and ADG Capital Management LLP (each, a “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of each Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the applicable Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreements

In evaluating the Sub-Advisory Agreements, the Trustees relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, the Trustees considered assessments provided by the Investment Adviser of each Sub-Adviser, each Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that each Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They noted that, because none of the Sub-Advisers had previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement and each proposed fee schedule, which included breakpoints. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the applicable Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring each Sub-Adviser. The Trustees considered this information in light of the overall management fee expected to be retained by GSAM.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to each Sub-Adviser were reasonable in light of the factors considered, and that each Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 168947-OTU-996255 MMALTSAR-19

Goldman Sachs Funds

Semi-Annual Report	April 30, 2019

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

For the six-month period from November 1, 2018 through April 30, 2019 (the “Reporting Period”), the capital markets experienced a surge in volatility followed by a rally in risk assets.

Although global equities advanced during November 2018, when the Reporting Period began, a combination of economic and geopolitical factors drove a decline in December that was notable for both its speed and magnitude. Early that month, global equity markets tumbled, as prospects of a trade war truce between the U.S. and China diminished. In the U.S., risk-off market sentiment, or reduced risk appetite, was augmented by the Federal Reserve (“Fed”), which raised the target federal funds rate by 25 basis points to a range between 2.25% and 2.50%. (A basis point is 1/100th of a percentage point.) At the same time, Fed policymakers acknowledged U.S. economic growth was softening, which intensified investor concerns about market vulnerability. Also contributing to U.S. risk-off sentiment was a partial U.S. federal government shutdown, as disputes between the U.S. Administration and Congressional Democrats escalated over funding for the proposed border wall between the U.S. and Mexico. Outside the U.S., a slowdown in China’s economic growth, the result of its policymakers’ efforts to reduce financial risk, dampened investor sentiment.

The last four months of the Reporting Period stood in stark contrast to the first two, with global equity markets engaged in a broad rally. The Fed was a key factor, as Fed Chair Jerome Powell and other Fed officials expressed concern about both slowing economic growth in China and Europe as well as the prolonged U.S. federal government shutdown, which did not conclude until the end of January 2019. In March 2019, amid continued U.S.-China trade tensions and in the wake of the stock market volatility at the end of 2018, the Fed announced its intention to hold interest rates steady through the end of the 2019 calendar year. Meanwhile, commodities pushed higher driven largely by crude oil prices, as the Organization of the Petroleum Exporting Countries significantly cut crude oil output, the U.S. government imposed stiff sanctions on Iran, and Venezuela experienced a political crisis. For the Reporting Period overall, global equities (as represented by the MSCI ACWI Index1) were up more than 9%, fueled by strong gains in the U.S. as well as positive performance in the emerging markets and Europe. From a sector perspective, information technology and financials stocks were the strongest performers in the global equity market during the Reporting Period.

Credit markets broadly sold off during the first two months of the Reporting Period. The sell-off was driven by risk-off investor sentiment and a flight to quality through November and December 2018 as well as by significant market volatility due in part to the partial U.S. federal government shutdown, investor uncertainty around the Fed’s monetary policy, tumultuous U.S.-China trade relations and uncertain global economic growth. At the beginning of 2019, however, investor sentiment improved, given seemingly positive developments in U.S.-China trade talks along with data indicative of ongoing solid U.S. economic growth and a more dovish Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Investment grade corporate bonds recorded gains during the first four months of 2019, as longer duration securities benefited from falling yields and investor expectations for a continued dovish Fed. Meanwhile, emerging markets debt rallied, as investor optimism around U.S.-China trade negotiations persisted, with U.S. dollar-denominated emerging markets debt outpacing local

[1]	MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries. It is not possible to invest directly in an unmanaged index.

1

MARKET REVIEW

currency emerging markets debt. High yield corporate bonds outperformed all other major fixed income sectors during the first four months of 2019, as increased risk appetite fueled investor demand. During the Reporting Period overall, credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened.

Global real estate securities reached their lows of the Reporting Period during the last two months of 2018 but were more resilient overall than global equities. They rebounded in the first four months of 2019 and began trading at valuations closer to their underlying net asset values. During the Reporting Period as a whole, the performance of global real estate securities was driven largely by investor expectations of more dovish Fed monetary policy and the drop in long-term yields, which cast real estate securities in an attractive light from a yield perspective and seemed likely to keep borrowing costs low for capital-intensive real estate companies. Overall, large-cap real estate securities with lower dividend yields and higher volatility performed well during the first four months of 2019, a reflection of improving investor risk appetite. Among market segments, industrial real estate investment trusts (“REITs”) performed strongly during the Reporting Period overall, as they continued to be well supported by e-commerce demand and by high barriers to entry for competitive new supply. Conversely, more defensive health care REITs were weaker amid the rally in risk assets during the first four months of 2019 and in response to less favorable supply/demand dynamics. Regionally, North America and Asia (ex-Japan) drove real estate markets during the Reporting Period overall, while European real estate lagged substantially. The decline in U.S. long term yields and the Fed’s dovish pivot underpinned the rally in North American real estate, while real estate in Asia (ex-Japan), particularly Hong Kong property developers, rallied on greater investor optimism for a U.S.-China trade agreement and an improving Chinese economy.

As for global infrastructure markets, they moved higher during the Reporting Period, holding up well during the equity market sell-off in December 2018 and keeping pace with the rally in risk assets during the first four months of 2019. For the Reporting Period overall, global infrastructure securities outperformed global equities. Among market segments, energy performed most strongly. Midstream energy infrastructure securities were weak near the end of 2018, but they recovered significantly in the first four months of 2019 on the back of sustained and robust fundamental earnings results from underlying companies, particularly within the U.S. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) Additionally, specialized REITs focused on communications infrastructure performed well during the Reporting Period overall, as U.S.-based cellular tower companies benefited from strong earnings results and visible growth catalysts derived from increasing mobile data traffic and the transition to fifth-generation, or 5G, networks. The utilities sector was another source of strength, led by multi-utilities, particularly within North America, followed by gas and water utilities. Regionally, North America drove global infrastructure markets, though Europe and developed Asia also contributed positively.

Looking Ahead

At the end of the Reporting Period, investors were monitoring developments in the U.S. and China, as trade war rhetoric returned to the forefront. The information technology sector,

2

MARKET REVIEW

which was a standout performer during the Reporting Period, appeared particularly vulnerable to potential tariffs and a possible subsequent decline in global economic growth, in our view. Additionally, while the Fed signaled it would keep short-term interest rates on hold for the remainder of 2019, investors can be expected, in our opinion, to keep a close eye on U.S. inflation and the potential effect it may have on the Fed’s plans. Finally, we believe investors will be monitoring the progress — or lack thereof — of the U.K.’s exit from the European Union, which has been delayed, as of the end of the Reporting Period, until the end of October 2019.

3

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return of 8.64%. This return compares to the 9.37% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, global and U.S.-focused equity investment strategies. The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The GPS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund recorded a positive absolute return but underperformed the Index. The Fund’s relative underperformance can be attributed to the performance of the Fund’s Underlying Managers. Strategic asset allocation also underperformed the Index during the Reporting Period.

The Fund had capital allocated to 11 Underlying Managers during the Reporting Period — Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Principal Global Investors, LLC (“Principal”), QMA LLC (“QMA”) (known as Quantitative Management Associates LLC prior to April 3, 2019); Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 11 Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (QMA, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Fisher and Wellington). LGIMA manages a diversified beta strategy.

All 11 of these Underlying Managers generated positive absolute returns during the Reporting Period. However, on a relative basis, five of these Underlying Managers underperformed their respective benchmark indices and six outperformed their respective benchmark indices.

During the first half of the Reporting Period, the Fund used Russell Investments Implementation Services, LLC (“RIIS”) for a currency overlay program given the hedged nature of the Fund’s benchmark index. Effective February 2019, RIIS was redeemed, and the GPS Group began managing a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize

4

PORTFOLIO RESULTS

unintended currency exposures for the Fund. The GPS Group also began managing a beta completion mandate on behalf of the Fund, which seeks to systematically manage the Fund’s overall beta levels to a specified target by purchasing or selling derivatives contracts.

As mentioned earlier, the Fund’s performance relative to the Index was driven mainly by manager selection, which detracted from returns overall during the Reporting Period. The most significant underperformance came from diversified beta manager LGIMA, which lagged the MSCI ACWI Index, and international value manager Causeway, which trailed the MSCI EAFE Index. These negative results were partially offset by EAFE large-cap Underlying Manager WCM, which outperformed the MSCI ACWI ex-U.S. Index, and U.S. small-cap value manager Boston Partners, which outpaced the Russell 2000® Value Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, modestly underperformed the Index during the Reporting Period. The underperformance was driven by an overweight allocation versus the Index to global small-cap equities as well as by an underweight to developed markets large-cap equities. These negative results were offset somewhat by our decision to overweight emerging markets equities, which added to the Fund’s performance during the Reporting Period.

Q	Which global equity asset classes most significantly affected Fund performance?

A	Diversified beta manager LGIMA, which we measure against the MSCI ACWI Index, underperformed during the Reporting Period because of an underweight position and poor stock selection in the consumer discretionary and consumer staples sectors.

In EAFE large cap, Underlying Manager Causeway underperformed its benchmark index, the MSCI EAFE Index, because of an overweight position and weak stock selection in communication services. Poor stock selection within the consumer staples and energy sectors also detracted from performance. On the other hand, Underlying Manager WCM outpaced its benchmark index, the MSCI ACWI ex-U.S. Index, due to robust stock selection within information technology and financials.

In EAFE small cap, Underlying Manager Principal slightly outperformed its benchmark index, the MSCI World ex-U.S. Small Cap Index, because of strong stock selection in industrials. These results were offset somewhat by weak stock selection in the consumer discretionary sector and an underweight in information technology. Regionally, positive returns were driven primarily by stock selection in developed Asia and North America.

In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager QMA underperformed the benchmark index due to poor stock selection in the consumer discretionary and information technology sectors. As for Underlying Manager Vulcan, it lagged the benchmark index because of poor stock selection in the energy and health care sectors. However, Underlying Manager Vaughan Nelson outperformed the benchmark index because of strong stock selection in materials, consumer staples and information technology.

In U.S. small cap, both Underlying Managers outperformed their respective benchmark indices in a strong absolute return environment for small-cap equities. Boston Partners, the value-oriented Underlying Manager, significantly outpaced the Russell 2000® Value Index due to strong stock selection in financials, consumer discretionary and health care. GW&K outperformed the Russell 2000® Index, though strong stock selection in the information technology sector was largely offset by weak stock selection in health care and industrials.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Fisher outperformed due to effective stock selection within the financials and consumer discretionary sectors. Underlying Manager Wellington underperformed its benchmark index because of weak stock selection in communication services and energy as well as an overweight position and poor stock selection in the materials sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the first half of the Reporting Period, RIIS managed a currency overlay allocation that sought to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. As part of this strategy, RIIS used currency forwards, which had a positive impact on the Fund’s performance. In the second half of the Reporting Period, the GPS Group managed a passive currency overlay in which it also utilized currency forwards. The use of these currency forwards had a positive impact on the Fund’s performance. During the Reporting Period overall, LGIMA and QMA used equity index futures

5

PORTFOLIO RESULTS

to manage exposure and tracking error relative to their respective benchmark indices during certain market events, such as dividend accrual periods or small corporate actions. The use of equity index futures had a rather neutral impact on the Fund’s performance. Other Underlying Managers employed rights and warrants to implement their strategies. The use of warrants and rights did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In January 2019, we reduced the Fund’s allocation to LGIMA as we prepared to reevaluate the diversified beta strategy. We reallocated the capital to the iShares® Core MSCI EAFE ETF and the Vanguard S&P 500® ETF.

As mentioned previously, RIIS was redeemed during February 2019, and the GPS Group began managing the Fund’s passive currency overlay and its beta completion mandate.

In April 2019, Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”) was added as an Underlying Manager of the Fund but was not allocated capital during the Reporting Period. MFS employs a core style of international equity investing, with a slight growth bias. Using a bottom-up investment process, MFS seeks to 1) identify stocks that have a projected earnings growth rate of at least two to three times that of global Gross Domestic Product growth, 2) identify stocks trading at a discount to projected long-term growth, and 3) outperform in a variety of market environments.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated at the beginning of the Reporting Period 38.2% to U.S. large cap, 25.8% to EAFE large cap, 10.1% to U.S. small cap, 7.1% to EAFE small cap and 16.8% to emerging markets, with the remainder in cash and cash equivalents. When the Reporting Period started, the Fund was overweight relative to the Index in emerging markets equities versus developed markets equities. During the third quarter of 2018, we modestly reduced the Fund’s overweight in emerging markets equities because of heightened market volatility driven by emerging markets currency risk. We further reduced this overweight at the beginning of 2019, as fresh data releases showed continued deterioration in China’s economy. In the process, we increased the Fund’s strategic allocations to U.S. and EAFE large-cap stocks. At the end of the Reporting Period, the Fund’s assets were allocated 38.8% to U.S. large cap, 26.1% to EAFE large cap, 10.1% to U.S. small cap, 7.1% to EAFE small cap and 15.9% to emerging markets with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow, Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

6

PORTFOLIO RESULTS

Index Definitions

MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex-U.S. Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 22 countries classified as developed markets and 24 classified as emerging markets. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

It is not possible to invest directly in an unmanaged index.

7

FUND BASICS

Multi-Manager Global Equity Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018–April 30, 2019	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Class R6 Shares	8.64%	9.37%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a custom index that comprises the MSCI ACWI IMI (which covers 8,664 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. As of April 30, 2019, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class R6 Shares	-0.72%	4.37%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.86%	1.40%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/19[5,6]

Holding	% of Net Assets	Line of Business

Vanguard S&P 500 ETF	5.9%	Exchange Traded Funds
iShares Core MSCI EAFE ETF	4.0	Exchange Traded Funds
Microsoft Corp.	1.1	Software
Tencent Holdings Ltd.	0.8	Interactive Media & Services
Mastercard, Inc. Class A	0.5	IT Services
The Walt Disney Co.	0.5	Entertainment
Amazon.com, Inc.	0.5	Internet & Direct Marketing Retail
Berkshire Hathaway, Inc. Class B	0.5	Diversified Financial Services
Volkswagen AG	0.5	Automobiles
Roper Technologies, Inc.	0.5	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.1% of the Fund’s net assets as of 04/30/19.

FUND COMPOSITION[7]

[7]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return of 5.22%. This return compares to the 5.24% cumulative total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Barclays Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”) , the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Barclays Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned 5.34%, 2.17%, 8.20% and 7.00%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Non-Core Fixed Income Composite Index, returned 5.72% during the Reporting Period. The Multi-Manager Non-Core Fixed Income Composite Index is comprised 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (“the Bloomberg Barclays U.S. High Yield Index”), 20% of the Credit Suisse Index, 20% of the J.P. Morgan EMBISM Index and 20% of the J.P. Morgan GBI-EMSM Index). For reference, the Bloomberg Barclays U.S. High Yield Index returned 5.54% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return and closely matched the Index. The Fund’s relative performance can be attributed to the performance of the Underlying Managers. Strategic asset allocation outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to six Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”).

10

PORTFOLIO RESULTS

These six Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares, BlueBay and Brigade), bank loans (Symphony), external emerging markets debt (Lazard) and local emerging markets debt (TCW).

Of the Underlying Managers with allocated capital for the entirety of the Reporting Period, all five posted positive absolute returns. Ares recorded a positive absolute return between the beginning of the Reporting Period and November 7, 2018, when we completed redeeming it as an Underlying Manager of the Fund.

On a relative basis, one of the five Underlying Managers with allocated capital during the entire Reporting Period outperformed its benchmark index, three underperformed their respective benchmark indices, and one performed in line with its benchmark index. The relative performance of Ares was not particularly meaningful, given that we were in the process of redeeming its allocation between the start of the Reporting Period and November 7, 2018.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, outperformed the Index during the Reporting Period. An underweight allocation relative to the Index in bank loans contributed positively, as investor demand remained weak and supply contracted. Bank loans underperformed other fixed income sectors, including high yield corporate bonds, as the combination of sizable investment outflows from bank loan mutual funds and a pause in collateralized loan obligation creation in late 2018 created a severe supply/demand imbalance. In addition, the Fund benefited from its overweight allocation to emerging markets bonds, as their spreads (or yield differentials versus other bonds of comparable maturity) tightened significantly during the first four months of 2019, reversing most of the spread widening that had occurred in the second half of 2018.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A	Brigade, a high yield Underlying Manager, underperformed the ICE BofA Merrill Lynch BB U.S. High Yield Constrained Index. These negative results were driven by security selection in communication services and energy, which was partially offset by positive selection in health care and among B-rated high yield corporate bonds.

BlueBay, the other high yield Underlying Manager, underperformed the ICE BofA Merrill Lynch Global High Yield Investment Grade Country Constrained Index, with an overweight position in financials detracting from returns. Regionally, an underweight in Europe, as well as poor selection in emerging markets sovereign debt and high yield corporate bonds, hurt performance.

Lazard, the external emerging markets debt Underlying Manager, slightly underperformed the J.P. Morgan EMBISM Diversified Index during the Reporting Period. The underperformance was driven by overweight positions in Argentina and Turkey as well as a cash drag. Strong security selection in Asia and Europe bolstered results.

Symphony, the bank loans Underlying Manager, slightly outperformed the Credit Suisse Leveraged Loan Index. Strong credit selection within the services, health care and technology market segments contributed positively. These gains were offset somewhat by poor selection in financials and energy, which detracted from returns.

TCW, the local emerging markets debt Underlying Manager, performed in line with the J.P. Morgan GBI-EMSM Index, largely due to country positioning. An underweight in Poland and security selection in Hungary contributed positively, while an overweight position and selection in Turkey detracted from performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers employed credit default swaps, equity options, rights, warrants, U.S. Treasury futures and forward foreign currency exchange contracts to implement their strategies. The use of these derivatives and similar instruments did not materially impact the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In April 2019, Marathon Asset Management, L.P. (“Marathon”) was added as an Underlying Manager of the Fund but was not allocated capital during the Reporting Period. Marathon manages a long-only, “optimal beta” strategy designed to match the J.P. Morgan GBI-EMSM Index in terms of its primary risk exposures and seeks to outperform it through bottom-up issue selection and index arbitrage.

11

PORTFOLIO RESULTS

The Fund’s strategic allocation remained rather consistent during the Reporting Period. At the beginning of the Reporting Period, the Fund’s assets were allocated 25.3% to local emerging markets debt, 18.4% to external emerging markets debt, 12.7% to bank loans and 41.6% to high yield corporate bonds, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 23.3% to local emerging markets debt, 18.4% to external emerging markets debt, 14.7% to bank loans and 41.6% to high yield corporate bonds, with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 25, 2019, Tom Murray no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall, Kate El-Hillow, Kent Clark and Betsy Gorton.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

12

PORTFOLIO RESULTS

Index Definitions

ICE BofA Merrill Lynch BB US High Yield Constrained Index is a modified market capitalization-weighted index of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

ICE BofA Merrill Lynch Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Bloomberg Barclays Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

It is not possible to invest directly in an unmanaged index.

13

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018– April 30, 2019	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Dynamic Index[2]	Multi- Manager Non-Core Fixed Income Composite Index[3]	Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged)	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Class R6 Shares	5.22%	5.24%	5.72%	5.34%	5.54%	2.17%	8.20%	7.00%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class R6 Shares	0.60%	2.46%	3/31/2015

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.72%	1.10%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/19[6]

Holding	% of Net Assets	Line of Business

iShares JP Morgan USD Emerging Markets Bond ETF	2.4%	Exchange Traded Funds
Brazil Notas do Tesouro Nacional	1.3	Foreign Debt Obligations
Republic of Poland	0.9	Foreign Debt Obligations
Republic of Indonesia	0.7	Foreign Debt Obligations
Republic of South Africa	0.6	Foreign Debt Obligations
United Mexican States	0.6	Foreign Debt Obligations
Republic of South Africa	0.6	Foreign Debt Obligations
Thailand Government Bond	0.6	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.6	Foreign Debt Obligations
Republic of Colombia	0.6	Foreign Debt Obligations

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 6.0% of the Fund’s net assets as of 04/30/19. The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return of 12.14%. This return compares to the 11.55% cumulative total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned 10.84% and 12.57%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Real Assets Strategy Composite Index, returned 11.73% during the Reporting Period. The Multi-Manager Real Assets Strategy Composite Index is comprised 50% of the FTSE Index and 50% of the Dow Jones Brookfield Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund posted a positive absolute return and outperformed the Index in relative terms. The Fund’s relative outperformance can be attributed to the performance of the Underlying Managers. Strategic asset allocation underperformed the Index during the Reporting Period

The Fund allocated capital to four Underlying Managers during the Reporting Period — PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”). These four Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (RARE and RREEF).

All four of these Underlying Managers generated positive absolute returns during the Reporting Period. On a relative basis, three of the Underlying Managers outperformed their respective benchmark indices, while one posted returns relatively flat compared to its benchmark index.

17

PORTFOLIO RESULTS

The Fund’s relative outperformance was driven by global real estate Underlying Managers PGIM Real Estate and Presima, both of which outperformed the FTSE EPRA/NAREIT Developed Index during the Reporting Period. In addition, global infrastructure Underlying Manager RARE outperformed the Dow Jones Brookfield Global Infrastructure Index. The performance of RREEF, the other global infrastructure Underlying Manager, was relatively flat compared to the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, underperformed the Index during the Reporting Period. The underperformance was due to the Fund’s modest allocation to cash, which was a drag on returns as global real estate securities and global infrastructure securities experienced a strong rally during the Reporting Period overall. In the first quarter of 2019, the Fed’s dovish tone promoted a positive relationship between real estate investment trusts’ (“REITs”) returns and long-term interest rates. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, commercial property prices continued to rise, and the increase in prices of multifamily properties contributed to low vacancy rates and high rents. Furthermore, weak investor risk appetite supported the more defensive parts of the capital markets, including real estate securities.

Q	Which real assets asset classes most significantly affected Fund performance?

A	In global real estate, which we measure against the FTSE EPRA/NAREIT Developed Index, Underlying Manager PGIM Real Estate outperformed the benchmark index during the Reporting Period. Stock selection within U.S. health care REITs as well as an overweight position and stock selection in U.S. industrials REITs aided performance. In addition, robust selection among shopping center REITs contributed positively.

Global real estate Underlying Manager Presima outperformed its benchmark index during the Reporting Period. Strong stock selection among industrials and residential REITs, along with selection in Australian REITs, added to performance.

In global infrastructure, which we measure against the Dow Jones Brookfield Global Infrastructure Index, Underlying Manager RARE outperformed its benchmark index, largely due to positive stock selection among electric companies and toll roads. Regionally, stock selection in the U.S. and Canada enhanced returns.

The performance of Underlying Manager RREEF was relatively flat versus its benchmark index during the Reporting Period, as strong stock selection in European communications companies was largely offset by an overweight and weak selection in North American utilities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign currency exchange contracts used by Underlying Managers to facilitate equity transactions settling in foreign currencies. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of a specific security at a discount. The use of these derivatives and similar instruments had a rather neutral impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In April 2019, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) was added as an Underlying Manager of the Fund but was not allocated capital during the Reporting Period. Cohen & Steers takes a total return relative-value approach to investing in global infrastructure securities.

The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

18

PORTFOLIO RESULTS

Index Definitions

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

19

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of April 30, 2019

PERFORMANCE REVIEW

November 1, 2018– April 30, 2019	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Dynamic Index[2]	Multi-Manager Real Assets Strategy Composite Index[3]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)
Class R6 Shares	12.14%	11.55%	11.73%	12.57%	10.84%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Real Assets Strategy Composite Dynamic Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged). The constituent indexes of the Multi-Manager Real Assets Strategy Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Multi-Manager Real Assets Strategy Composite Index is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Since Inception	Inception Date
Class R6 Shares	12.24%	3.11%	6/30/2015

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.91%	1.33%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/19[6]

Holding	% of Net Assets	Line of Business

Prologis, Inc.	3.3%	Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	3.0	Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	2.3	Equity Real Estate Investment Trusts (REITs)
Sempra Energy	2.3	Multi-Utilities
Enbridge, Inc.	2.0	Oil, Gas & Consumable Fuels
Mitsui Fudosan Co. Ltd.	1.9	Real Estate Management & Development
The Williams Cos., Inc.	1.9	Oil, Gas & Consumable Fuels
Vonovia SE	1.9	Real Estate Management & Development
Crown Castle International Corp.	1.8	Equity Real Estate Investment Trusts (REITs)
TransCanada Corp.	1.8	Oil, Gas & Consumable Fuels

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.7% of the Fund’s net assets as of 04/30/19. The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND SECTOR ALLOCATION[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 85.7%
Australia – 1.0%
2,930	AGL Energy Ltd. (Multi-Utilities)	$45,967
7,254	ALS Ltd. (Professional Services)	40,664
1,688	Amcor Ltd. (Containers & Packaging)	19,081
2,520	Ansell Ltd. (Health Care Equipment & Supplies)	47,976
8,173	APA Group (Gas Utilities)	55,480
15,863	Appen Ltd. (IT Services)	284,154
2,156	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	39,689
13,493	Aurizon Holdings Ltd. (Road & Rail)	45,276
23,152	AusNet Services (Electric Utilities)	28,986
1,355	Australia & New Zealand Banking Group Ltd. (Banks)	25,995
4,128	Bank of Queensland Ltd. (Banks)	26,979
189,640	Beach Energy Ltd. (Oil, Gas & Consumable Fuels)	284,374
4,521	Bendigo & Adelaide Bank Ltd. (Banks)	32,837
1,151	BHP Group Ltd. (Metals & Mining)	30,458
5,458	BlueScope Steel Ltd. (Metals & Mining)	51,866
2,050	Boral Ltd. (Construction Materials)	7,018
13,683	Brambles Ltd. (Commercial Services & Supplies)	116,274
39,062	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	270,571
995	CIMIC Group Ltd. (Construction & Engineering)	35,495
10,156	Coca-Cola Amatil Ltd. (Beverages)	62,999
252	Cochlear Ltd. (Health Care Equipment & Supplies)	33,311
3,109	Computershare Ltd. (IT Services)	39,112
6,469	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	60,640
13,782	CSL Ltd. (Biotechnology)	1,933,088
9,492	Dexus (Equity Real Estate Investment Trusts (REITs))	83,802
54,510	Downer EDI Ltd. (Commercial Services & Supplies)	297,619
7,733	Fortescue Metals Group Ltd. (Metals & Mining)	39,076
6,294	Goodman Group (Equity Real Estate Investment Trusts (REITs))	58,569
6,427	Healthscope Ltd. (Health Care Providers & Services)	11,104
43,581	Incitec Pivot Ltd. (Chemicals)	103,566
7,630	Insurance Australia Group Ltd. (Insurance)	42,396
4,182	LendLease Group (Real Estate Management & Development)	39,216
581	Macquarie Group Ltd. (Capital Markets)	55,215
19,834	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	39,705
184	National Australia Bank Ltd. (Banks)	3,285
1,489	Newcrest Mining Ltd. (Metals & Mining)	26,304
179,748	Nine Entertainment Co. Holdings Ltd. (Media)	221,568

Common Stocks – (continued)
Australia – (continued)
39,396	Northern Star Resources Ltd. (Metals & Mining)	228,125
4,410	Orica Ltd. (Chemicals)	57,821
22,295	Orora Ltd. (Containers & Packaging)	47,640
5,143	QBE Insurance Group Ltd. (Insurance)	46,910
177	Ramsay Health Care Ltd. (Health Care Providers & Services)	8,151
361	Rio Tinto Ltd. (Metals & Mining)	24,332
12,222	Santos Ltd. (Oil, Gas & Consumable Fuels)	61,851
123,008	Saracen Mineral Holdings Ltd.* (Metals & Mining)	242,632
14,622	Scentre Group (Equity Real Estate Investment Trusts (REITs))	39,443
3,398	SEEK Ltd. (Professional Services)	43,644
25,078	Seven Network Ltd. (Trading Companies & Distributors)	346,774
1,707	Sonic Healthcare Ltd. (Health Care Providers & Services)	30,869
34,090	South32 Ltd. (Metals & Mining)	80,515
34,331	Spark Infrastructure Group (Electric Utilities)	54,765
4,191	Stockland (Equity Real Estate Investment Trusts (REITs))	11,157
4,068	Suncorp Group Ltd. (Insurance)	38,069
40,790	Super Retail Group Ltd. (Specialty Retail)	249,144
6,321	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	21,344
12,396	Telstra Corp. Ltd. (Diversified Telecommunication Services)	29,525
11,693	The GPT Group (Equity Real Estate Investment Trusts (REITs))	47,299
10,175	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	32,580
3,347	Treasury Wine Estates Ltd. (Beverages)	40,598
17,958	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	32,205
2,003	Wesfarmers Ltd. (Multiline Retail)	50,841
2,626	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	65,465
1,629	Woolworths Group Ltd. (Food & Staples Retailing)	36,575

		6,607,989

Austria – 0.2%
1,622	ANDRITZ AG (Machinery)	77,460
3,108	BAWAG Group AG(a) (Banks)	151,172
5,012	CA Immobilien Anlagen AG (Real Estate Management & Development)	175,671
2,320	Erste Groupe Bank AG (Banks)	92,895
2,094	OMV AG (Oil, Gas & Consumable Fuels)	112,320
2,029	Raiffeisen Bank International AG (Banks)	54,118
11,714	S&T AG (Technology Hardware, Storage & Peripherals)	316,495

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
1,503	voestalpine AG (Metals & Mining)	$48,358

		1,028,489

Belgium – 0.1%
252	Ackermans & van Haaren NV (Diversified Financial Services)	40,603
3,831	Ageas (Insurance)	202,451
1,015	Groupe Bruxelles Lambert SA (Diversified Financial Services)	97,197
10,390	Proximus SADP (Diversified Telecommunication Services)	290,994
303	Solvay SA (Chemicals)	36,534
1,951	UCB SA (Pharmaceuticals)	155,063

		822,842

Brazil – 1.1%
400	Ambev SA (Beverages)	1,884
79,238	Ambev SA ADR (Beverages)	373,211
92,936	B3 SA – Brasil Bolsa Balcao (Capital Markets)	816,517
68,936	Banco Bradesco SA ADR (Banks)	624,560
60,952	Banco do Brasil SA (Banks)	772,257
5,713	Banco Santander Brasil SA (Banks)	65,579
3,664	BR Malls Participacoes SA (Real Estate Management & Development)	11,494
2,800	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	33,562
47,145	Cia Siderurgica Nacional SA* (Metals & Mining)	174,820
5,851	Cosan SA (Oil, Gas & Consumable Fuels)	69,939
1,800	CVC Brasil Operadora e Agencia de Viagens SA (Hotels, Restaurants & Leisure)	26,070
24,993	EDP – Energias do Brasil SA (Electric Utilities)	111,608
8,500	Embraer SA (Aerospace & Defense)	42,575
3,300	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	37,443
2,717	Equatorial Energia SA (Electric Utilities)	56,889
10,756	Estacio Participacoes SA (Diversified Consumer Services)	74,558
700	Hypera SA (Pharmaceuticals)	5,013
4,560	IRB Brasil Resseguros S/A (Insurance)	109,200
66,064	Itau Unibanco Holding SA ADR (Banks)	571,454
42,544	JBS SA (Food Products)	214,505
6,242	Kroton Educacional SA (Diversified Consumer Services)	15,521
23,286	Lojas Renner SA (Multiline Retail)	278,403
783	Magazine Luiza SA (Multiline Retail)	38,193
800	Natura Cosmeticos SA (Personal Products)	10,658
31,822	Petrobras Distribuidora SA (Specialty Retail)	192,339
51,952	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	791,229

Common Stocks – (continued)
Brazil – (continued)
15,376	Porto Seguro SA (Insurance)	212,223
2,300	Qualicorp Consultoria e Corretora de Seguros SA (Health Care Providers & Services)	10,089
4,345	SLC Agricola SA (Food Products)	45,543
8,538	Sul America SA (Insurance)	67,936
2,800	Suzano SA (Paper & Forest Products)	29,085
10,910	TIM Participacoes SA (Wireless Telecommunication Services)	32,526
8,851	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	59,253
2,200	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	11,782
50,395	Vale SA (Metals & Mining)	643,898
45,926	Vale SA ADR (Metals & Mining)	586,934
5,094	WEG SA (Electrical Equipment)	24,138

		7,242,888

Canada – 3.1%
7,600	Air Canada* (Airlines)	182,441
3,920	Algonquin Power & Utilities Corp. (Multi-Utilities)	44,739
5,400	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	191,179
3,358	AltaGas Ltd. (Gas Utilities)	44,641
3,696	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	23,478
14,000	ATS Automation Tooling Systems, Inc.* (Machinery)	224,155
5,550	Badger Daylighting Ltd. (Construction & Engineering)	187,209
743	Bank of Montreal (Banks)	58,688
2,516	Barrick Gold Corp. (Metals & Mining)	31,983
643	BCE, Inc. (Diversified Telecommunication Services)	28,769
4,022	BlackBerry Ltd.* (Software)	36,897
1,308	Brookfield Asset Management, Inc. Class A (Capital Markets)	63,062
11,761	CAE, Inc. (Aerospace & Defense)	273,548
139,223	Cameco Corp. (Oil, Gas & Consumable Fuels)	1,536,962
8,208	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	293,655
7,228	Canadian Imperial Bank of Commerce (Banks)	608,637
622	Canadian National Railway Co. (Road & Rail)	57,775
1,323	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	39,719
8,880	Canadian Pacific Railway Ltd. (Road & Rail)	1,989,740
697	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	76,718

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
10,800	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	$243,457
2,052	CGI, Inc.* (IT Services)	147,700
2,379	CI Financial Corp. (Capital Markets)	34,219
3,000	Colliers International Group, Inc. (Real Estate Management & Development)	192,760
91	Constellation Software, Inc. (Software)	80,293
21,500	Detour Gold Corp.* (Metals & Mining)	190,976
20,558	Dollarama, Inc. (Multiline Retail)	617,492
14,600	Dream Global Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	150,283
3,018	Emera, Inc. (Electric Utilities)	113,335
13,668	Empire Co. Ltd. Class A (Food & Staples Retailing)	304,028
205,127	Encana Corp. (Oil, Gas & Consumable Fuels)	1,420,899
53,522	Enerplus Corp. (Oil, Gas & Consumable Fuels)	489,762
22,690	Entertainment One Ltd. (Entertainment)	141,326
110	Fairfax Financial Holdings Ltd. (Insurance)	52,457
3,210	Finning International, Inc. (Trading Companies & Distributors)	57,625
1,855	First Quantum Minerals Ltd. (Metals & Mining)	19,593
2,933	Fortis, Inc. (Electric Utilities)	108,414
659	George Weston Ltd. (Food & Staples Retailing)	49,205
33,063	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	1,219,163
5,081	Great-West Lifeco, Inc. (Insurance)	127,698
18,238	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	311,613
20,340	Hudbay Minerals, Inc. (Metals & Mining)	135,428
6,461	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	70,122
6,456	Hydro One Ltd.(a) (Electric Utilities)	104,476
4,134	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	120,098
1,185	Intact Financial Corp. (Insurance)	96,953
16,600	Interfor Corp.* (Paper & Forest Products)	206,927
5,824	International Petroleum Corp.* (Oil, Gas & Consumable Fuels)	30,574
3,100	Kinaxis, Inc.* (Software)	169,404
16,775	Kinross Gold Corp.* (Metals & Mining)	53,341
8,800	Kirkland Lake Gold Ltd. (Metals & Mining)	284,488
207	Loblaw Cos. Ltd. (Food & Staples Retailing)	10,141
43,523	Lundin Mining Corp. (Metals & Mining)	233,582

Common Stocks – (continued)
Canada – (continued)
1,210	Magna International, Inc. (Auto Components)	67,351
66,917	Manulife Financial Corp. (Insurance)	1,232,248
974	Methanex Corp. (Chemicals)	53,393
2,377	Metro, Inc. (Food & Staples Retailing)	86,052
1,308	National Bank of Canada (Banks)	62,310
6,300	Northview Apartment Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	132,518
2,300	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	200,146
1,231	Nutrien Ltd. (Chemicals)	66,765
63,900	OceanaGold Corp. (Metals & Mining)	179,342
567	Onex Corp. (Diversified Financial Services)	32,889
8,130	Open Text Corp. (Software)	312,529
15,100	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	257,208
2,437	Power Corp. of Canada (Insurance)	55,918
2,883	Power Financial Corp. (Insurance)	68,712
850	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	12,252
5,876	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	112,985
18,751	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	652,347
1,576	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	79,347
756	Royal Bank of Canada (Banks)	60,251
833	Saputo, Inc. (Food Products)	28,484
2,999	Shaw Communications, Inc. Class B (Media)	60,732
7,730	Shopify, Inc. Class A* (IT Services)	1,882,487
1,115	SNC-Lavalin Group, Inc. (Construction & Engineering)	27,798
3,080	Sun Life Financial, Inc. (Insurance)	127,964
3,206	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	105,726
34,400	Tamarack Valley Energy Ltd.* (Oil, Gas & Consumable Fuels)	70,356
3,851	Teck Resources Ltd. Class B (Metals & Mining)	91,065
2,199	TELUS Corp. (Diversified Telecommunication Services)	80,971
8,200	TFI International, Inc. (Road & Rail)	269,314
226	The Bank of Nova Scotia (Banks)	12,446
4,500	The Descartes Systems Group, Inc.* (Software)	179,704
8,800	The Stars Group, Inc.* (Hotels, Restaurants & Leisure)	166,055
1,065	The Toronto-Dominion Bank (Banks)	60,750
1,419	Thomson Reuters Corp. (Professional Services)	87,690
21,500	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	77,032

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
4,437	Toromont Industries Ltd. (Trading Companies & Distributors)	$230,743
2,110	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	31,547
378	West Fraser Timber Co. Ltd. (Paper & Forest Products)	19,460
1,278	WSP Global, Inc. (Construction & Engineering)	69,008

		20,985,722

Chile – 0.0%
28,322	Aguas Andinas SA Class A (Water Utilities)	16,308
1,906	Banco de Chile (Banks)	280
8,260	Cencosud SA (Food & Staples Retailing)	15,671
569	Cia Cervecerias Unidas SA (Beverages)	7,863
911	Cia Cervecerias Unidas SA ADR (Beverages)	25,089
10,177	Empresas CMPC SA (Paper & Forest Products)	34,256
1,943	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	24,384
28,957	Enel Americas SA (Electric Utilities)	5,081
1,694	Enel Americas SA ADR (Electric Utilities)	14,805
234,370	Enel Chile SA (Electric Utilities)	23,617
2,450,448	Itau CorpBanca (Banks)	21,889
250	Latam Airlines Group SA (Airlines)	2,479
5,762	Parque Arauco SA (Real Estate Management & Development)	15,909
606	SACI Falabella (Multiline Retail)	4,474

		212,105

China – 4.2%
89,500	3SBio, Inc.(a) (Biotechnology)	165,478
3,179	51job, Inc. ADR* (Professional Services)	293,549
1,856	58.Com, Inc. ADR* (Interactive Media & Services)	133,242
1,788,946	Agricultural Bank of China Ltd. Class H (Banks)	826,825
198,068	Air China Ltd. Class H (Airlines)	236,232
15,926	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	2,955,388
75,628	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	461,619
59,579	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	419,027
4,091	Autohome, Inc. ADR* (Interactive Media & Services)	472,470
78,215	BAIC Motor Corp. Ltd. Class H(a) (Automobiles)	54,904
12,396	Baidu, Inc. ADR* (Interactive Media & Services)	2,060,587
2,005,361	Bank of China Ltd. Class H (Banks)	957,570

Common Stocks – (continued)
China – (continued)
1,005,601	Bank of Communications Co. Ltd. Class H (Banks)	848,150
110,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	29,022
78,467	China Aoyuan Group Ltd. (Real Estate Management & Development)	95,246
261,265	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	69,677
547,823	China CITIC Bank Corp. Ltd. Series H (Banks)	351,518
50,541	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	48,680
78,497	China Communications Services Corp. Ltd. Class H (Construction & Engineering)	63,311
36,000	China Conch Venture Holdings Ltd. (Machinery)	121,689
361,066	China Construction Bank Corp. Class H (Banks)	318,303
353,445	China Everbright Bank Co. Ltd. Class H (Banks)	174,573
141,722	China Evergrande Group (Real Estate Management & Development)	454,497
71,008	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	46,528
637,400	China Huarong Asset Management Co. Ltd. Class H(a) (Capital Markets)	136,696
113,000	China Huishan Dairy Holdings Co. Ltd.*(b) (Food Products)	—
90,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	62,064
64,089	China Medical System Holdings Ltd. (Pharmaceuticals)	56,932
14,000	China Mengniu Dairy Co. Ltd.* (Food Products)	51,722
7,500	China Merchants Bank Co. Ltd. Class H (Banks)	37,118
416,433	China Minsheng Banking Corp. Ltd. Class H (Banks)	312,971
40,987	China National Building Material Co. Ltd. Class H (Construction Materials)	38,147
61,265	China Oriental Group Co. Ltd. (Metals & Mining)	37,621
58,400	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	239,667
1,504,088	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,156,206
107,444	China Railway Group Ltd. Class H (Construction & Engineering)	84,749
88,359	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	195,579

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
41,245	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals)	$41,249
824,782	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	427,469
1,146,921	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	310,514
84,595	China Yuhua Education Corp. Ltd.(a) (Diversified Consumer Services)	37,847
19,050	Chlitina Holding Ltd. (Personal Products)	155,903
184,919	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	108,171
111,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	241,680
79,000	CRRC Corp. Ltd. Class H (Machinery)	69,012
20,125	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	886,506
166,547	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	161,803
6,500	ENN Energy Holdings Ltd. (Gas Utilities)	61,431
156,722	Future Land Development Holdings, Ltd. (Real Estate Management & Development)	186,899
104,000	Genscript Biotech Corp.* (Life Sciences Tools & Services)	265,472
27,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	21,986
27,755	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	29,893
68,271	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	135,817
190,969	Haitong Securities Co. Ltd. Class H (Capital Markets)	246,292
10,500	Hengan International Group Co. Ltd. (Personal Products)	92,316
30,000	Huaneng Power International, Inc. Class H (Independent Power and Renewable Electricity Producers)	19,205
9,000	Huatai Securities Co. Ltd. Class H(a) (Capital Markets)	16,962
1,141	Huazhu Group Ltd. ADR (Hotels, Restaurants & Leisure)	48,378
437,839	Industrial and Commercial Bank of China Ltd. Class H (Banks)	329,325
20,208	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	611,696
47,928	Li Ning Co. Ltd.* (Textiles, Apparel & Luxury Goods)	87,072
238,390	Lonking Holdings Ltd. (Machinery)	81,063
248,927	Luye Pharma Group Ltd.(a) (Pharmaceuticals)	225,783

Common Stocks – (continued)
China – (continued)
81,920	Maanshan Iron & Steel Co. Ltd. Class H (Metals & Mining)	37,762
6,000	Minth Group Ltd. (Auto Components)	18,969
2,098	NetEase, Inc. ADR (Entertainment)	596,944
136,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	86,210
16,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	17,976
60,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	726,279
227,452	Postal Savings Bank of China Co. Ltd. Class H(a) (Banks)	138,411
8,805	Qudian, Inc. ADR* (Consumer Finance)	61,987
19,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	20,879
28,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	96,308
107,120	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	28,863
10,000	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	39,303
36,215	Sinotruk Hong Kong Ltd. (Machinery)	78,617
64,799	Sunac China Holdings Ltd. (Real Estate Management & Development)	333,948
103,986	Tencent Holdings Ltd. (Interactive Media & Services)	5,125,225
423,236	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	173,310
91,996	Tianneng Power International Ltd. (Auto Components)	86,391
71,925	Times China Holdings Ltd. (Real Estate Management & Development)	130,604
36,000	Tingyi Cayman Islands Holding Corp. (Food Products)	59,282
10,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	63,790
93,000	Want Want China Holdings Ltd. (Food Products)	73,836
9,920	Weibo Corp. ADR* (Interactive Media & Services)	679,520
108,771	Weichai Power Co. Ltd. Class H (Machinery)	178,095
21,000	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	211,575
8,117	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H(a) (Pharmaceuticals)	40,288
34,349	Yihai International Holding Ltd. (Food Products)	169,664
281	YY, Inc. ADR* (Interactive Media & Services)	23,775
11,400	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Electrical Equipment)	57,914
44,876	ZTE Corp. Class H* (Communications Equipment)	143,061

		28,466,087

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Colombia – 0.1%
43,268	Ecopetrol SA (Oil, Gas & Consumable Fuels)	$39,946
19,613	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	362,644
4,530	Grupo Argos SA (Construction Materials)	25,779
1,613	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	17,960
5,519	Interconexion Electrica SA ESP (Electric Utilities)	27,004

		473,333

Czech Republic – 0.1%
11,288	CEZ AS (Electric Utilities)	262,928
591	Komercni banka AS (Banks)	22,420

		285,348

Denmark – 0.5%
515	Carlsberg A/S Class B (Beverages)	66,590
14,050	Chr Hansen Holding A/S (Chemicals)	1,435,643
745	Coloplast A/S Class B (Health Care Equipment & Supplies)	80,476
2,806	Danske Bank A/S (Banks)	49,873
11,795	DSV A/S (Road & Rail)	1,093,017
1,536	GN Store Nord A/S (Health Care Equipment & Supplies)	78,728
2,638	ISS A/S (Commercial Services & Supplies)	82,152
1,151	Jyske Bank A/S (Banks)	46,425
2,941	Orsted A/S(a) (Electric Utilities)	225,160
4,787	Royal Unibrew A/S (Beverages)	343,502

		3,501,566

Finland – 0.2%
2,757	Elisa Oyj (Diversified Telecommunication Services)	116,980
6,691	Fortum Oyj (Electric Utilities)	141,920
2,068	Kesko Oyj Class B (Food & Staples Retailing)	107,536
2,062	Kone Oyj Class B (Machinery)	113,303
4,153	Metso Oyj (Machinery)	155,394
4,755	Neste Oyj (Oil, Gas & Consumable Fuels)	157,165
9,960	Nokia Oyj (Communications Equipment)	52,336
1,771	Nokian Renkaat Oyj (Auto Components)	59,363
1,169	Sampo Oyj Class A (Insurance)	53,526
8,123	Stora Enso Oyj Class R (Paper & Forest Products)	101,160
4,053	UPM-Kymmene Oyj (Paper & Forest Products)	114,436
2,824	Wartsila Oyj Abp (Machinery)	45,219

		1,218,338

France – 2.3%
347	Aeroports de Paris (Transportation Infrastructure)	70,688
496	Air Liquide SA (Chemicals)	65,984
2,394	Alstom SA (Machinery)	105,329

Common Stocks – (continued)
France – (continued)
916	Arkema SA (Chemicals)	94,052
1,190	AXA SA (Insurance)	31,733
25,179	BNP Paribas SA (Banks)	1,340,356
7,646	Bollore SA (Air Freight & Logistics)	36,370
1,455	Bouygues SA (Construction & Engineering)	54,770
2,729	Bureau Veritas SA (Professional Services)	69,177
616	Capgemini SE (IT Services)	74,754
20,991	Carrefour SA (Food & Staples Retailing)	408,951
138	Christian Dior SE (Textiles, Apparel & Luxury Goods)	68,335
769	Cie de Saint-Gobain (Building Products)	31,529
525	Cie Generale des Etablissements Michelin SCA (Auto Components)	67,888
3,743	CNP Assurances (Insurance)	88,413
3,569	Covivio (Equity Real Estate Investment Trusts (REITs))	386,289
2,154	Credit Agricole SA (Banks)	29,579
4,311	Danone SA (Food Products)	348,523
1,118	Dassault Systemes SE (Software)	177,050
991	Eiffage SA (Construction & Engineering)	103,472
7,477	Electricite de France SA (Electric Utilities)	107,982
16,509	Engie SA (Multi-Utilities)	245,035
13,697	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	1,668,823
722	Eurazeo SE (Diversified Financial Services)	56,666
884	Gecina SA (Equity Real Estate Investment Trusts (REITs))	132,082
255	Hermes International (Textiles, Apparel & Luxury Goods)	179,409
2,644	ICADE (Equity Real Estate Investment Trusts (REITs))	225,972
180	Iliad SA (Diversified Telecommunication Services)	18,338
3,078	Ingenico Group SA (Electronic Equipment, Instruments & Components)	259,784
509	Ipsen SA (Pharmaceuticals)	59,446
7,291	JCDecaux SA (Media)	238,786
120	Kering SA (Textiles, Apparel & Luxury Goods)	71,011
1,854	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	65,880
6,774	Korian SA (Health Care Providers & Services)	272,680
250	L’Oreal SA (Personal Products)	68,763
399	Legrand SA (Electrical Equipment)	29,348
5,030	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,974,864
5,593	Orange SA (Diversified Telecommunication Services)	87,411
2,548	Orpea (Health Care Providers & Services)	310,878
8,555	Pernod Ricard SA (Beverages)	1,491,709
3,963	Peugeot SA (Automobiles)	103,905

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
1,797	Publicis Groupe SA (Media)	$106,807
291	Renault SA (Automobiles)	19,854
2,965	Rexel SA (Trading Companies & Distributors)	39,861
6,920	Rubis SCA (Gas Utilities)	379,563
497	Safran SA (Aerospace & Defense)	72,443
1,663	Sanofi (Pharmaceuticals)	145,096
1,011	Schneider Electric SE (Electrical Equipment)	85,567
3,368	SCOR SE (Insurance)	137,497
2,061	Societe Generale SA (Banks)	65,357
4,977	Suez (Multi-Utilities)	69,917
1,915	Teleperformance (Professional Services)	368,141
772	Thales SA (Aerospace & Defense)	92,237
22,893	TOTAL SA (Oil, Gas & Consumable Fuels)	1,272,639
11,960	Ubisoft Entertainment SA* (Entertainment)	1,142,637
188	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts (REITs))	32,314
2,195	Veolia Environnement SA (Multi-Utilities)	51,917
3,844	Vivendi SA (Entertainment)	111,575

		15,515,436

Germany – 1.7%
6,562	adidas AG (Textiles, Apparel & Luxury Goods)	1,690,292
354	Allianz SE (Insurance)	85,567
3,870	Aurubis AG (Metals & Mining)	189,229
801	Axel Springer SE (Media)	45,368
27,351	BASF SE (Chemicals)	2,232,961
261	Bayer AG (Pharmaceuticals)	17,371
317	Bayerische Motoren Werke AG (Automobiles)	27,043
2,833	Bechtle AG (IT Services)	291,647
274	Beiersdorf AG (Personal Products)	29,981
927	Brenntag AG (Trading Companies & Distributors)	49,969
3,071	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	302,063
4,396	Commerzbank AG* (Banks)	39,623
2,031	CompuGroup Medical SE (Health Care Technology)	134,775
679	Daimler AG (Automobiles)	44,567
2,967	Deutsche Lufthansa AG (Airlines)	71,783
36,489	Deutsche Post AG (Air Freight & Logistics)	1,268,373
1,709	Deutsche Telekom AG (Diversified Telecommunication Services)	28,634
3,523	Deutsche Wohnen SE (Real Estate Management & Development)	158,695
25,664	Deutz AG (Machinery)	253,611
1,918	Evonik Industries AG (Chemicals)	57,257
9,365	Evotec SE* (Life Sciences Tools & Services)	233,743

Common Stocks – (continued)
Germany – (continued)
622	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	51,778
212	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	17,868
1,349	GEA Group AG (Machinery)	37,796
775	Hannover Rueck SE (Insurance)	117,033
1,015	HeidelbergCement AG (Construction Materials)	82,134
1,068	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	74,626
322	Innogy SE* (Multi-Utilities)	13,977
1,013	Innogy SE(a) (Multi-Utilities)	47,027
1,146	K&S AG (Chemicals)	23,335
4,722	LEG Immobilien AG (Real Estate Management & Development)	550,961
936	Merck KGaA (Pharmaceuticals)	99,769
243	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	60,472
1,496	OSRAM Licht AG (Electrical Equipment)	51,455
574	Puma SE (Textiles, Apparel & Luxury Goods)	355,055
3,908	Rheinmetall AG (Industrial Conglomerates)	450,311
6,184	RWE AG (Multi-Utilities)	158,620
7,291	SAP SE (Software)	939,870
5,330	Scout24 AG(a) (Interactive Media & Services)	274,396
1,312	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	56,159
2,010	Sixt SE (Road & Rail)	224,140
3,669	Stroeer SE & Co. KGaA (Media)	247,938
449	Symrise AG (Chemicals)	43,158
5,035	TLG Immobilien AG (Real Estate Management & Development)	148,241
8,242	TUI AG (Hotels, Restaurants & Leisure)	91,778
4,012	Vonovia SE (Real Estate Management & Development)	200,506

		11,670,955

Greece – 0.0%
7,236	Alpha Bank AE* (Banks)	11,266
21,672	Eurobank Ergasias SA* (Banks)	18,157
1,111	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	15,431
1,472	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	37,544
6,963	National Bank of Greece SA* (Banks)	15,319
2,638	OPAP SA (Hotels, Restaurants & Leisure)	28,404
500	Titan Cement Co. SA (Construction Materials)	10,857

		136,978

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 1.7%
172,208	AIA Group Ltd. (Insurance)	$1,763,313
13,000	Beijing Enterprises Holdings Ltd. (Gas Utilities)	69,268
51,489	BYD Electronic International Co. Ltd. (Communications Equipment)	92,309
8,400	China Gas Holdings Ltd. (Gas Utilities)	27,096
48,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	31,122
191,800	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	387,942
312,151	China Mobile Ltd. (Wireless Telecommunication Services)	2,978,358
39,301	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	147,247
20,000	China Resources Beer Holdings Co. Ltd. (Beverages)	91,509
60,772	China Resources Gas Group Ltd. (Gas Utilities)	282,085
10,000	China Resources Land Ltd. (Real Estate Management & Development)	43,552
38,500	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	54,786
60,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	83,959
404,892	China South City Holdings Ltd. (Real Estate Management & Development)	61,450
412,054	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	489,262
541,172	CITIC Ltd. (Industrial Conglomerates)	788,084
1,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	12,061
2,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	26,285
11,500	CLP Holdings Ltd. (Electric Utilities)	130,521
475,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	862,758
6,300	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	49,352
42,656	Far East Horizon Ltd. (Diversified Financial Services)	47,360
45,621	Fosun International Ltd. (Industrial Conglomerates)	70,868
48,000	Guangdong Investment Ltd. (Water Utilities)	89,792
12,000	Hang Lung Group Ltd. (Real Estate Management & Development)	35,789
14,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	32,952
1,600	Hang Seng Bank Ltd. (Banks)	42,038
4,510	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	27,796

Common Stocks – (continued)
Hong Kong – (continued)
46,530	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	111,079
63,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	353,098
500	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	32,915
800	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	30,263
30,577	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	99,695
96,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	101,545
214,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	198,308
50,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	8,308
9,000	Link REIT (Equity Real Estate Investment Trusts (REITs))	105,156
89,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	218,700
5,724	MTR Corp. Ltd. (Road & Rail)	34,100
1,071	New World Development Co. Ltd. (Real Estate Management & Development)	1,774
38,945	NWS Holdings Ltd. (Industrial Conglomerates)	80,987
63,000	PCCW Ltd. (Diversified Telecommunication Services)	37,988
9,000	Power Assets Holdings Ltd. (Electric Utilities)	62,776
71,200	Sands China Ltd. (Hotels, Restaurants & Leisure)	391,896
78,993	Shimao Property Holdings Ltd. (Real Estate Management & Development)	240,771
61,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	58,730
15,467	Sino Land Co. Ltd. (Real Estate Management & Development)	27,207
500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	8,629
6,000	Swire Pacific Ltd. Class A (Real Estate Management & Development)	75,981
26,000	Swire Properties Ltd. (Real Estate Management & Development)	105,802
31	The Bank of East Asia Ltd. (Banks)	98
13,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	37,362
2,100	VTech Holdings Ltd. (Communications Equipment)	19,187
3,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	22,993
6,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	42,758
8,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	23,017
14,000	Xinyi Glass Holdings Ltd. (Auto Components)	16,012

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
73,544	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	$237,546
220,234	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	51,121

		11,654,716

Hungary – 0.1%
15,981	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	184,032
7,838	OTP Bank Nyrt (Banks)	348,563
5,124	Richter Gedeon Nyrt (Pharmaceuticals)	101,669

		634,264

India – 1.3%
4,024	Ambuja Cements Ltd. (Construction Materials)	12,759
1,148	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	20,074
18,062	Ashok Leyland Ltd. (Machinery)	22,586
960	Asian Paints Ltd. (Chemicals)	20,195
1,201	Aurobindo Pharma Ltd. (Pharmaceuticals)	14,146
1,961	Axis Bank Ltd.* (Banks)	21,618
28	Bajaj Auto Ltd. (Automobiles)	1,202
24,844	Balrampur Chini Mills Ltd. (Food Products)	53,908
7,056	Bata India Ltd. (Textiles, Apparel & Luxury Goods)	147,637
639	Bharat Forge Ltd. (Auto Components)	4,340
3,408	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	18,664
3,503	Bharti Airtel Ltd. (Wireless Telecommunication Services)	16,132
29,225	Birlasoft Ltd (Software)	39,345
68	Bosch Ltd. (Auto Components)	17,617
1,006	Britannia Industries Ltd. (Food Products)	41,876
2,209	Cipla Ltd. (Pharmaceuticals)	17,943
10,532	Coal India Ltd. (Oil, Gas & Consumable Fuels)	38,185
5,586	Dabur India Ltd. (Personal Products)	31,964
6,278	Divi’s Laboratories Ltd. (Life Sciences Tools & Services)	157,689
46,413	DLF Ltd. (Real Estate Management & Development)	115,424
2,386	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	100,427
4,566	Escorts Ltd. (Machinery)	48,526
9,724	Federal Bank Ltd. (Banks)	12,972
65,276	GAIL India Ltd. (Gas Utilities)	334,348
2,625	Godrej Consumer Products Ltd. (Personal Products)	24,586
1,352	Grasim Industries Ltd. (Construction Materials)	17,520
6,601	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Chemicals)	29,755

Common Stocks – (continued)
India – (continued)
3,303	Havells India Ltd. (Electrical Equipment)	36,780
22,369	HCL Technologies Ltd. (IT Services)	380,712
20,728	HDFC Bank Ltd. ADR (Banks)	2,376,465
333	Hero MotoCorp Ltd. (Automobiles)	12,030
24,517	Hindalco Industries Ltd. (Metals & Mining)	72,661
4,719	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	19,840
677	Hindustan Unilever Ltd. (Household Products)	17,099
965	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	27,685
15,385	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	35,029
7,182	Infosys Ltd. (IT Services)	77,357
59,748	Infosys Ltd. ADR (IT Services)	642,888
4,808	ITC Ltd. (Tobacco)	20,840
5,984	JSW Steel Ltd. (Metals & Mining)	26,540
16,925	Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	323,456
7,681	Jubilant Life Sciences Ltd. (Pharmaceuticals)	73,013
15,945	Just Dial Ltd.* (Interactive Media & Services)	132,785
1,595	Larsen & Toubro Ltd. (Construction & Engineering)	30,934
426	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	3,044
3,090	Lupin Ltd. (Pharmaceuticals)	38,732
4,079	Mahindra & Mahindra Ltd. (Automobiles)	37,856
7,587	Marico Ltd. (Personal Products)	39,181
10,139	Muthoot Finance Ltd. (Consumer Finance)	87,042
67,485	National Aluminium Co. Ltd. (Metals & Mining)	50,270
31,148	NCC Ltd. (Construction & Engineering)	44,443
211	Nestle India Ltd. (Food Products)	33,058
8,006	NIIT Technologies Ltd. (IT Services)	148,926
17,310	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	33,330
222,046	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	540,287
40,733	Power Finance Corp.* (Diversified Financial Services)	67,726
11,681	Power Grid Corp. of India Ltd. (Electric Utilities)	31,327
10,659	Radico Khaitan Ltd. (Beverages)	54,216
72,844	REC Ltd. (Diversified Financial Services)	154,330
3,672	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	73,563
26	Shree Cement Ltd. (Construction Materials)	7,397
614	Shriram Transport Finance Co. Ltd. (Consumer Finance)	9,809

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
3,538	State Bank of India* (Banks)	$15,768
6,461	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	42,537
16,220	Sun TV Network Ltd. (Media)	133,881
21,486	Tata Consultancy Services Ltd. (IT Services)	698,391
5,179	Tata Motors Ltd.* (Automobiles)	15,967
2,065	Tata Steel Ltd. (Metals & Mining)	16,549
4,269	Tech Mahindra Ltd. (IT Services)	51,348
1,962	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	32,674
6,037	United Breweries Ltd. (Beverages)	123,158
670	UPL Ltd. (Chemicals)	9,339
3,636	Vedanta Ltd. (Metals & Mining)	8,729
30,298	Wipro Ltd. (IT Services)	130,202

		8,420,632

Indonesia – 0.4%
353,400	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	32,420
154,594	Astra International Tbk PT (Automobiles)	82,757
15,800	Bank Central Asia Tbk PT (Banks)	31,917
668,100	Bank Mandiri Persero Tbk PT* (Banks)	363,984
1,053,667	Bank Negara Indonesia Persero Tbk PT* (Banks)	711,075
2,260,753	Bank Rakyat Indonesia Persero Tbk PT* (Banks)	695,080
599,754	Bukit Asam Tbk PT (Oil, Gas & Consumable Fuels)	166,853
114,589	Charoen Pokphand Indonesia Tbk PT (Food Products)	42,416
19,582	Gudang Garam Tbk PT (Tobacco)	116,196
48,200	Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	11,850
4,100	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	6,340
26,100	Indofood CBP Sukses Makmur Tbk PT (Food Products)	17,833
32,258	Indofood Sukses Makmur Tbk PT (Food Products)	15,750
568,918	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	92,727
84,700	Semen Indonesia Persero Tbk PT (Construction Materials)	80,405
1,386,600	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	369,234
6,200	Unilever Indonesia Tbk PT (Household Products)	19,801
12,100	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	23,107

		2,879,745

Common Stocks – (continued)
Ireland – 1.6%
15,449	Accenture PLC Class A (IT Services)	2,822,069
1,669	Allergan PLC (Pharmaceuticals)	245,343
5,792	Bank of Ireland Group PLC (Banks)	37,025
600	CRH PLC (Construction Materials)	20,184
2,867	DCC PLC (Industrial Conglomerates)	256,626
3,437	Eaton Corp. PLC (Electrical Equipment)	284,652
13,549	Glanbia PLC (Food Products)	249,072
23,063	Grafton Group PLC (Trading Companies & Distributors)	265,812
34,018	Greencore Group PLC (Food Products)	102,027
8,924	ICON PLC* (Life Sciences Tools & Services)	1,218,840
2,767	Ingersoll-Rand PLC (Machinery)	339,262
2,452	Johnson Controls International PLC (Building Products)	91,950
1,613	Kerry Group PLC Class A (Food Products)	180,552
2,227	Kingspan Group PLC (Building Products)	117,097
12,084	Linde PLC (Chemicals)	2,180,030
9,998	Medtronic PLC (Health Care Equipment & Supplies)	887,922
607	Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	50,843
4,443	Pentair PLC (Machinery)	173,233
2,521	Perrigo Co. PLC (Pharmaceuticals)	120,806
9,002	Ryanair Holdings PLC ADR* (Airlines)	698,915
3,272	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	158,103
2,496	Smurfit Kappa Group PLC (Containers & Packaging)	73,194
896	Willis Towers Watson PLC (Insurance)	165,169

		10,738,726

Israel – 0.3%
26,976	Bank Hapoalim BM (Banks)	198,592
21,123	Bank Leumi Le-Israel BM (Banks)	144,649
181,511	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	124,167
3,376	Check Point Software Technologies Ltd.* (Software)	407,686
2,608	CyberArk Software Ltd.* (Software)	336,249
19,004	Israel Chemicals Ltd. (Chemicals)	100,907
101,706	Israel Discount Bank Ltd. Class A (Banks)	397,027
14,609	Mizrahi Tefahot Bank Ltd. (Banks)	316,242
1,066	Nice Ltd.* (Software)	146,848

		2,172,367

Italy – 0.8%
12,658	Amplifon SpA (Health Care Providers & Services)	243,513
5,620	Assicurazioni Generali SpA (Insurance)	109,039
21,360	Autogrill SpA (Hotels, Restaurants & Leisure)	207,574

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
14,889	Buzzi Unicem SpA (Construction Materials)	$331,960
5,933	Davide Campari-Milano SpA (Beverages)	59,852
4,749	Enel SpA (Electric Utilities)	30,071
4,950	Eni SpA (Oil, Gas & Consumable Fuels)	84,354
78,598	Hera SpA (Multi-Utilities)	279,789
97,569	Iren SpA (Multi-Utilities)	228,059
3,557	Leonardo SpA (Aerospace & Defense)	41,136
36,438	Mediobanca Banca di Credito Finanziario SpA (Banks)	386,218
8,899	Moncler SpA (Textiles, Apparel & Luxury Goods)	365,876
13,903	Poste Italiane SpA(a) (Insurance)	148,587
20,043	Snam SpA (Oil, Gas & Consumable Fuels)	102,037
76,902	Telecom Italia SpA* (Diversified Telecommunication Services)	43,048
9,816	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	58,888
163,954	UniCredit SpA (Banks)	2,269,796
11,782	Unione di Banche Italiane SpA (Banks)	36,782

		5,026,579

Japan – 5.0%
14	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	39,083
2,200	Aeon Co. Ltd. (Food & Staples Retailing)	40,670
300	AGC, Inc. (Building Products)	10,235
1,400	Air Water, Inc. (Chemicals)	21,355
900	Aisin Seiki Co. Ltd. (Auto Components)	34,816
1,000	Ajinomoto Co., Inc. (Food Products)	16,180
2,500	Alfresa Holdings Corp. (Health Care Providers & Services)	69,760
3,400	Amada Holdings Co. Ltd. (Machinery)	38,114
1,200	ANA Holdings, Inc. (Airlines)	41,996
1,200	Aozora Bank Ltd. (Banks)	29,320
8,600	Aruhi Corp. (Thrifts & Mortgage Finance)	153,600
2,200	Asahi Group Holdings Ltd. (Beverages)	95,927
6,600	Asahi Kasei Corp. (Chemicals)	68,022
2,600	Asics Corp. (Textiles, Apparel & Luxury Goods)	32,031
5,500	Astellas Pharma, Inc. (Pharmaceuticals)	74,491
1,700	Bandai Namco Holdings, Inc. (Leisure Products)	81,499
900	Bridgestone Corp. (Auto Components)	35,703
1,500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	29,617
1,000	Calbee, Inc. (Food Products)	27,690
1,500	Canon, Inc. (Technology Hardware, Storage & Peripherals)	41,622
1,800	Casio Computer Co. Ltd. (Household Durables)	22,673

Common Stocks – (continued)
Japan – (continued)
300	Central Japan Railway Co. (Road & Rail)	64,512
4,700	Chubu Electric Power Co., Inc. (Electric Utilities)	68,345
700	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	44,391
1,000	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	24,692
3,100	Concordia Financial Group Ltd. (Banks)	12,103
1,800	Credit Saison Co. Ltd. (Consumer Finance)	23,030
2,200	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	52,224
1,800	Dai-ichi Life Holdings, Inc. (Insurance)	25,983
1,200	Daicel Corp. (Chemicals)	13,462
1,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	79,111
400	Daikin Industries Ltd. (Building Products)	50,928
200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	26,781
2,000	Daiwa Securities Group, Inc. (Capital Markets)	9,310
9,900	Denka Co. Ltd (Chemicals)	298,934
700	Denso Corp. (Auto Components)	30,587
1,000	Dentsu, Inc. (Media)	40,920
7,000	DIC Corp. (Chemicals)	205,615
400	DTS Corp. (IT Services)	14,167
14,200	East Japan Railway Co. (Road & Rail)	1,338,234
9,800	Ebara Corp. (Machinery)	301,613
300	Eisai Co. Ltd. (Pharmaceuticals)	17,469
3,100	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	72,061
500	Ezaki Glico Co. Ltd. (Food Products)	26,387
1,200	FamilyMart UNY Holdings Co. Ltd. (Food & Staples Retailing)	32,000
6,400	FANUC Corp. (Machinery)	1,202,403
9,400	FCC Co. Ltd. (Auto Components)	194,634
1,700	Fuji Electric Co. Ltd. (Electrical Equipment)	60,267
1,500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	70,074
500	Fujitsu Ltd. (IT Services)	36,707
800	Fukuoka Financial Group, Inc. (Banks)	18,674
3,100	Hakuhodo DY Holdings, Inc. (Media)	52,415
1,700	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	69,192
600	Hankyu Hanshin Holdings, Inc. (Road & Rail)	22,432
10,600	Hazama Ando Corp. (Construction & Engineering)	71,280
3,700	Hino Motors Ltd. (Machinery)	35,078
210	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	24,339
500	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	21,267

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
5,000	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	$222,860
300	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	9,977
1,100	Honda Motor Co. Ltd. (Automobiles)	30,693
200	Hoshizaki Corp. (Machinery)	12,967
1,000	Hoya Corp. (Health Care Equipment & Supplies)	70,628
2,700	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	87,728
11,200	Inpex Corp. (Oil, Gas & Consumable Fuels)	108,963
7,700	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	73,401
1,300	Isuzu Motors Ltd. (Automobiles)	18,724
5,100	ITOCHU Corp. (Trading Companies & Distributors)	92,022
1,800	J. Front Retailing Co. Ltd. (Multiline Retail)	21,994
5,100	Jafco Co. Ltd. (Capital Markets)	193,065
18,700	Japan Airlines Co. Ltd. (Airlines)	609,870
600	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	25,373
3,400	Japan Post Bank Co. Ltd. (Banks)	37,435
7,600	Japan Post Holdings Co. Ltd. (Insurance)	85,117
16	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	63,970
7	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	38,802
50	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	95,542
5,300	JFE Holdings, Inc. (Metals & Mining)	91,202
1,900	JGC Corp. (Construction & Engineering)	27,376
3,200	JSR Corp. (Chemicals)	48,827
1,400	JTEKT Corp. (Machinery)	18,060
12,000	JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	58,382
28,200	K’s Holdings Corp. (Specialty Retail)	251,546
15,700	Kajima Corp. (Construction & Engineering)	233,021
12,100	Kamigumi Co. Ltd. (Transportation Infrastructure)	289,052
7,800	Kanamoto Co. Ltd. (Trading Companies & Distributors)	185,158
1,200	Kaneka Corp. (Chemicals)	46,338
1,000	Kao Corp. (Personal Products)	77,197
1,900	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	118,634
1,600	Kawasaki Heavy Industries Ltd. (Machinery)	37,381
61,500	KDDI Corp. (Wireless Telecommunication Services)	1,417,424

Common Stocks – (continued)
Japan – (continued)
900	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	38,327
12,200	Keihin Corp. (Auto Components)	201,067
600	Keio Corp. (Road & Rail)	36,228
1,300	Keisei Electric Railway Co. Ltd. (Road & Rail)	45,598
44	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	294,361
171	Kenedix Residential Next Investment Corp. (Equity Real Estate Investment Trusts (REITs))	276,282
1,100	Kewpie Corp. (Food Products)	25,480
3,110	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,943,108
400	Kikkoman Corp. (Food Products)	18,626
700	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	31,114
3,300	Kirin Holdings Co. Ltd. (Beverages)	75,070
700	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	55,824
3,700	Kobe Steel Ltd. (Metals & Mining)	28,335
1,400	Komatsu Ltd. (Machinery)	36,163
6,800	Komeri Co. Ltd. (Specialty Retail)	143,727
38,300	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	384,594
300	Kose Corp. (Personal Products)	56,198
3,700	Kuraray Co. Ltd. (Chemicals)	49,712
1,400	Kurita Water Industries Ltd. (Machinery)	36,444
500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	32,492
12,500	Kyowa Exeo Corp. (Construction & Engineering)	341,904
2,400	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	46,688
6,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	59,074
10,100	LAC Co. Ltd. (IT Services)	143,057
700	Lawson, Inc. (Food & Staples Retailing)	32,683
8,400	Lintec Corp. (Chemicals)	181,413
3,700	Lion Corp. (Household Products)	76,162
2,500	LIXIL Group Corp. (Building Products)	32,661
600	M3, Inc. (Health Care Technology)	10,711
21,100	Maeda Corp. (Construction & Engineering)	210,131
7,300	Makino Milling Machine Co. Ltd. (Machinery)	309,726
900	Makita Corp. (Machinery)	32,835
6,900	Marubeni Corp. (Trading Companies & Distributors)	49,443
8,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	264,886
3,400	Mazda Motor Corp. (Automobiles)	40,239
17,000	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	122,403
297	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	272,163

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
76,600	Mebuki Financial Group, Inc. (Banks)	$195,299
3,300	Medipal Holdings Corp. (Health Care Providers & Services)	74,205
400	MEIJI Holdings Co. Ltd. (Food Products)	31,530
700	MISUMI Group, Inc. (Machinery)	18,278
1,300	Mitsubishi Chemical Holdings Corp. (Chemicals)	9,269
4,900	Mitsubishi Corp. (Trading Companies & Distributors)	134,984
2,200	Mitsubishi Electric Corp. (Electrical Equipment)	31,482
2,600	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	39,033
1,800	Mitsubishi Heavy Industries Ltd. (Machinery)	75,015
1,900	Mitsubishi Materials Corp. (Metals & Mining)	49,417
13,200	Mitsubishi Motors Corp. (Automobiles)	74,125
3,600	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	45,314
49,500	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	252,397
5,500	Mitsui & Co. Ltd. (Trading Companies & Distributors)	88,960
1,800	Mitsui Chemicals, Inc. (Chemicals)	44,247
900	Mitsui OSK Lines Ltd. (Marine)	22,908
27,600	Mizuho Financial Group, Inc. (Banks)	43,104
9,100	Morinaga Milk Industry Co. Ltd. (Food Products)	301,303
600	Nabtesco Corp. (Machinery)	18,398
3,100	Nagoya Railroad Co. Ltd. (Road & Rail)	84,025
600	Nankai Electric Railway Co. Ltd. (Road & Rail)	16,372
10,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	337,730
2,100	Nexon Co. Ltd.* (Entertainment)	29,894
7,400	NH Foods Ltd. (Food Products)	298,230
3,800	Nichiha Corp. (Building Products)	104,530
10,400	Nichirei Corp. (Food Products)	240,965
5,800	Nikon Corp. (Household Durables)	80,886
15	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	96,591
900	Nippon Express Co. Ltd. (Road & Rail)	49,494
3,700	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	255,484
1,000	Nippon Steel Corp. (Metals & Mining)	17,887
1,400	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	58,252
1,500	Nippon Yusen KK (Marine)	25,632
5,600	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	155,396
900	Nissan Chemical Corp. (Chemicals)	40,096
2,900	Nissan Motor Co. Ltd. (Automobiles)	23,281
2,700	Nisshin Seifun Group, Inc. (Food Products)	62,958

Common Stocks – (continued)
Japan – (continued)
800	Nissin Foods Holdings Co. Ltd. (Food Products)	52,945
300	Nitori Holdings Co. Ltd. (Specialty Retail)	35,791
46	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	67,401
1,000	Nomura Research Institute Ltd. (IT Services)	48,949
4,000	NSK Ltd. (Machinery)	41,575
2,600	NTT Data Corp. (IT Services)	30,319
900	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	19,544
2,400	Obayashi Corp. (Construction & Engineering)	23,593
1,400	Odakyu Electric Railway Co. Ltd. (Road & Rail)	32,977
13,800	Oji Holdings Corp. (Paper & Forest Products)	82,807
6,800	Open House Co. Ltd. (Real Estate Management & Development)	249,821
400	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	44,244
3,100	ORIX Corp. (Diversified Financial Services)	43,914
26	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	45,648
3,700	Osaka Gas Co. Ltd. (Gas Utilities)	68,446
2,100	Otsuka Corp. (IT Services)	82,599
1,900	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	67,924
1,100	Pan Pacific International Holdings Corp. (Multiline Retail)	70,889
700	Persol Holdings Co. Ltd. (Professional Services)	13,195
1,300	Pigeon Corp. (Household Products)	55,660
1,900	Recruit Holdings Co. Ltd. (Professional Services)	57,216
7,500	Resona Holdings, Inc. (Banks)	31,838
9,300	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	94,088
100	Rinnai Corp. (Household Durables)	6,746
600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	44,244
100	Ryohin Keikaku Co. Ltd. (Multiline Retail)	19,074
8,200	Saizeriya Co. Ltd. (Hotels, Restaurants & Leisure)	184,483
6,100	Sankyu, Inc. (Road & Rail)	292,553
2,600	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	39,717
5,900	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	317,007
8,800	SBI Holdings, Inc. (Capital Markets)	188,684
600	Secom Co. Ltd. (Commercial Services & Supplies)	50,479

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
23,700	Sega Sammy Holdings, Inc. (Leisure Products)	$300,193
2,000	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	32,078
16,900	Seino Holdings Co. Ltd. (Road & Rail)	230,069
1,200	Sekisui Chemical Co. Ltd. (Household Durables)	19,264
1,600	Sekisui House Ltd. (Household Durables)	25,797
1,200	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	41,529
1,800	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	48,282
400	Shimamura Co. Ltd. (Specialty Retail)	29,826
2,300	Shimizu Corp. (Construction & Engineering)	19,700
1,400	Shinsei Bank Ltd. (Banks)	19,522
500	Shionogi & Co. Ltd. (Pharmaceuticals)	29,207
4,900	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	201,592
1,100	Shiseido Co. Ltd. (Personal Products)	86,524
200	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	8,936
19,500	Sojitz Corp. (Trading Companies & Distributors)	67,134
28,300	Sompo Holdings, Inc. (Insurance)	1,068,131
500	Square Enix Co. Ltd. (Entertainment)	17,301
1,300	Stanley Electric Co. Ltd. (Auto Components)	35,247
4,400	Sumitomo Bakelite Co. Ltd. (Chemicals)	171,744
5,800	Sumitomo Chemical Co. Ltd. (Chemicals)	28,936
3,100	Sumitomo Corp. (Trading Companies & Distributors)	44,432
2,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	55,233
1,000	Sumitomo Electric Industries Ltd. (Auto Components)	13,306
22,000	Sumitomo Forestry Co. Ltd. (Household Durables)	302,671
10,200	Sumitomo Heavy Industries Ltd. (Machinery)	362,685
900	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	28,308
25,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	941,367
2,700	Sumitomo Rubber Industries Ltd. (Auto Components)	33,200
400	Suntory Beverage & Food Ltd. (Beverages)	17,688
3,900	Sushiro Global Holdings Ltd. (Hotels, Restaurants & Leisure)	255,319
1,400	Suzuken Co. Ltd. (Health Care Providers & Services)	80,725
2,300	Suzuki Motor Corp. (Automobiles)	104,957
1,000	Sysmex Corp. (Health Care Equipment & Supplies)	57,302
1,700	T&D Holdings, Inc. (Insurance)	18,413

Common Stocks – (continued)
Japan – (continued)
1,300	Taiheiyo Cement Corp. (Construction Materials)	41,923
200	Taisei Corp. (Construction & Engineering)	8,800
700	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	64,750
68,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2,535,149
2,500	Teijin Ltd. (Chemicals)	43,005
1,200	Terumo Corp. (Health Care Equipment & Supplies)	36,214
7,600	The 77 Bank Ltd. (Banks)	109,060
700	The Bank of Kyoto Ltd. (Banks)	30,334
3,200	The Chiba Bank Ltd. (Banks)	16,808
6,900	The Chugoku Electric Power Co., Inc. (Electric Utilities)	82,383
7,400	The Kansai Electric Power Co., Inc. (Electric Utilities)	89,527
4,800	The Shizuoka Bank Ltd. (Banks)	36,883
1,000	THK Co. Ltd. (Machinery)	26,444
6,600	TIS, Inc. (IT Services)	301,130
1,600	Tobu Railway Co. Ltd. (Road & Rail)	45,306
33,700	Toda Corp. (Construction & Engineering)	208,423
1,700	Toho Co. Ltd. (Entertainment)	71,390
2,100	Toho Gas Co. Ltd. (Gas Utilities)	86,582
5,200	Tohoku Electric Power Co., Inc. (Electric Utilities)	59,526
600	Tokio Marine Holdings, Inc. (Insurance)	30,399
13,100	Tokyo Broadcasting System Holdings, Inc. (Media)	249,185
8,800	Tokyo Electric Power Co. Holdings, Inc.* (Electric Utilities)	49,706
3,200	Tokyo Gas Co. Ltd. (Gas Utilities)	81,415
3,900	Tokyotokeiba Co. Ltd. (Hotels, Restaurants & Leisure)	113,784
2,700	Tokyu Corp. (Road & Rail)	44,079
2,200	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	35,708
9,400	Toray Industries, Inc. (Chemicals)	64,325
3,800	Tosoh Corp. (Chemicals)	61,270
6,600	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	162,513
2,900	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	58,149
1,100	Toyo Suisan Kaisha Ltd. (Food Products)	42,003
5,200	Toyo Tire Corp. (Auto Components)	60,832
9,200	Toyoda Gosei Co. Ltd. (Auto Components)	191,518
100	Toyota Industries Corp. (Auto Components)	5,668
1,000	Toyota Motor Corp. (Automobiles)	61,910
1,900	Toyota Tsusho Corp. (Trading Companies & Distributors)	63,110
1,000	Trend Micro, Inc. (Software)	49,992
5,700	Tsumura & Co. (Pharmaceuticals)	175,281
1,900	Tsuruha Holdings, Inc. (Food & Staples Retailing)	161,929

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,000	Unicharm Corp. (Household Products)	$33,002
46	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	73,441
500	West Japan Railway Co. (Road & Rail)	37,187
13,000	Yamada Denki Co. Ltd. (Specialty Retail)	61,626
1,000	Yamaha Corp. (Leisure Products)	51,922
1,500	Yamaha Motor Co. Ltd. (Automobiles)	30,933
800	Yamazaki Baking Co. Ltd. (Food Products)	11,918
6,300	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	102,513
2,300	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	48,164
6,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	235,262
18,400	Zeon Corp. (Chemicals)	180,734

		33,940,757

Liberia – 0.0%
1,885	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	227,972

Luxembourg – 0.2%
3,287	ADO Properties SA(a) (Real Estate Management & Development)	172,538
1,581	ArcelorMittal (Metals & Mining)	34,396
4,275	Aroundtown SA (Real Estate Management & Development)	34,732
57,073	B&M European Value Retail SA (Multiline Retail)	294,227
1,230	Globant SA* (Software)	103,308
3,420	Subsea 7 SA (Energy Equipment & Services)	43,449
5,741	Tenaris SA (Energy Equipment & Services)	79,581
5,365	Trinseo SA (Chemicals)	241,157

		1,003,388

Malaysia – 0.1%
11,600	AirAsia Group Bhd (Airlines)	7,663
16,000	AMMB Holdings Bhd (Banks)	17,297
33,175	CIMB Group Holdings Bhd (Banks)	42,313
28,900	DiGi.Com Bhd (Wireless Telecommunication Services)	32,153
29,300	Gamuda Bhd (Construction & Engineering)	24,802
77,709	Genting Bhd (Hotels, Restaurants & Leisure)	132,381
5,900	Hong Leong Bank Bhd (Banks)	28,535
3,400	IHH Healthcare Bhd (Health Care Providers & Services)	4,573
47,400	IJM Corp. Bhd (Construction & Engineering)	26,836
39,200	IOI Corp. Bhd (Food Products)	42,725
4,100	Kuala Lumpur Kepong Bhd (Food Products)	24,533
13,598	Malayan Banking Bhd (Banks)	30,427

Common Stocks – (continued)
Malaysia – (continued)
14,400	Malaysia Airports Holdings Bhd (Transportation Infrastructure)	26,595
15,900	MISC Bhd (Marine)	26,563
1,300	Nestle Malaysia Bhd (Food Products)	45,906
21,300	Petronas Chemicals Group Bhd (Chemicals)	46,372
3,500	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	20,483
4,500	Petronas Gas Bhd (Gas Utilities)	19,255
11,620	PPB Group Bhd (Food Products)	52,621
3,500	Public Bank Bhd (Banks)	19,054
24,800	RHB Bank Bhd (Banks)	35,776
149,772	Sime Darby Bhd (Industrial Conglomerates)	84,125
12,900	Sime Darby Plantation Bhd (Food Products)	16,080
24,000	Telekom Malaysia Bhd (Diversified Telecommunication Services)	16,908
12,400	Tenaga Nasional Berhad (Electric Utilities)	36,904
30,400	Top Glove Corp. Bhd (Health Care Equipment & Supplies)	35,828
78,982	YTL Corp. Bhd (Multi-Utilities)	21,556

		918,264

Mexico – 0.7%
35,067	Alfa SAB de CV Class A (Industrial Conglomerates)	35,441
2,200	Alsea SAB de CV* (Hotels, Restaurants & Leisure)	4,918
29,192	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	431,166
6,000	Arca Continental SAB de CV (Beverages)	34,058
900	Banco del Bajio SA(a) (Banks)	1,935
17,983	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR (Banks)	151,597
68,264	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B (Banks)	114,651
607,189	Cemex SAB de CV* (Construction Materials)	280,890
153,239	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	228,431
16,400	Fomento Economico Mexicano SAB de CV (Beverages)	159,979
2,760	Gruma SAB de CV Class B (Food Products)	27,587
10,689	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	65,856
49,700	Grupo Bimbo SAB de CV Series A (Food Products)	110,685
620	Grupo Elektra SAB DE CV (Banks)	32,980

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)
139,304	Grupo Financiero Banorte SAB de CV Class O (Banks)	$880,526
7,600	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	33,222
3,500	Megacable Holdings SAB de CV (Media)	15,418
19,028	Mexichem SAB de CV (Chemicals)	44,173
760,543	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,234,962

		4,888,475

Netherlands – 1.3%
548	Aalberts NV (Machinery)	21,561
4,776	ABN AMRO Group NV(a) (Banks)	112,486
23,502	Aegon NV (Insurance)	122,684
9,561	Airbus SE (Aerospace & Defence)	1,308,772
18,636	Akzo Nobel NV (Chemicals)	1,583,418
4,705	ASML Holding NV (Semiconductors & Semiconductor Equipment)	982,498
14,857	ASR Nederland NV (Insurance)	661,048
3,085	Core Laboratories NV (Energy Equipment & Services)	195,558
5,117	Euronext NV(a) (Capital Markets)	355,540
1,077	EXOR NV (Diversified Financial Services)	71,817
367	Ferrari NV (Automobiles)	49,777
4,362	Fiat Chrysler Automobiles NV (Automobiles)	67,224
506	Heineken NV (Beverages)	54,702
55,697	ING Groep NV (Banks)	710,695
9,944	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	239,666
928	Koninklijke DSM NV (Chemicals)	106,137
3,037	Koninklijke KPN NV (Diversified Telecommunication Services)	9,334
2,079	Koninklijke Philips NV (Health Care Equipment & Supplies)	89,280
6,500	Mylan NV* (Pharmaceuticals)	175,435
4,800	NN Group NV (Insurance)	209,470
181	Randstad NV (Professional Services)	10,352
4,416	Rhi Magnesita NV (Construction Materials)	286,193
11,219	Signify NV(a) (Electrical Equipment)	336,350
1,833	Wolters Kluwer NV (Professional Services)	127,939
17,382	Wright Medical Group NV* (Health Care Equipment & Supplies)	513,986

		8,401,922

New Zealand – 0.1%
22,313	Contact Energy Ltd. (Electric Utilities)	100,173
7,185	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	76,009
10,259	Fletcher Building Ltd. (Construction Materials)	35,346
20,022	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	54,387

Common Stocks – (continued)
New Zealand – (continued)
130,935	Spark New Zealand Ltd. (Diversified Telecommunication Services)	321,272
1,151	Xero Ltd.* (Software)	44,270

		631,457

Norway – 0.1%
4,363	DNB ASA (Banks)	83,897
97,567	DNO ASA (Oil, Gas & Consumable Fuels)	221,509
9,164	Entra ASA(a) (Real Estate Management & Development)	133,011
7,019	Equinor ASA (Oil, Gas & Consumable Fuels)	156,465
6,148	Mowi ASA (Food Products)	133,384
9,473	Norsk Hydro ASA (Metals & Mining)	40,801
10,484	Orkla ASA (Food Products)	82,284
1,614	Yara International ASA (Chemicals)	72,975

		924,326

Panama – 0.0%
3,148	Carnival Corp. (Hotels, Restaurants & Leisure)	172,699

Papua New Guinea – 0.0%
3,961	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	21,692

Peru – 0.1%
2,829	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	45,858
1,418	Credicorp Ltd. (Banks)	335,924

		381,782

Philippines – 0.1%
138,300	Ayala Land, Inc. (Real Estate Management & Development)	130,115
962	GT Capital Holdings, Inc. (Diversified Financial Services)	15,982
5,930	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	34,661
3,830	Manila Electric Co. (Electric Utilities)	28,335
180,900	Metro Pacific Investments Corp. (Diversified Financial Services)	15,868
11,684	Metropolitan Bank & Trust Co. (Banks)	16,656
9,010	SM Investments Corp. (Industrial Conglomerates)	164,379
159,500	SM Prime Holdings, Inc. (Real Estate Management & Development)	126,964
6,190	Universal Robina Corp. (Food Products)	18,082

		551,042

Poland – 0.4%
1,042	Bank Millennium SA* (Banks)	2,633
7,633	Bank Polska Kasa Opieki SA (Banks)	227,815
249	CCC SA (Textiles, Apparel & Luxury Goods)	13,542

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)
86	CD Projekt SA* (Entertainment)	$4,840
4,231	Cyfrowy Polsat SA* (Media)	29,373
7,500	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	163,410
5,903	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	89,865
226	KGHM Polska Miedz SA* (Metals & Mining)	6,102
11	LPP SA (Textiles, Apparel & Luxury Goods)	24,664
6,624	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	16,491
13,845	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	355,463
17,286	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	26,286
76,474	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	787,136
61,611	Powszechny Zaklad Ubezpieczen SA (Insurance)	678,172
3,012	Santander Bank Polska SA (Banks)	313,249

		2,739,041

Portugal – 0.1%
1,055,130	Banco Comercial Portugues SA Class R* (Banks)	296,168
33,219	EDP – Energias de Portugal SA (Electric Utilities)	126,055
5,483	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	91,930
2,956	Jeronimo Martins SGPS SA (Food & Staples Retailing)	48,140
180,478	Sonae SGPS SA (Food & Staples Retailing)	201,354

		763,647

Puerto Rico – 0.0%
3,418	EVERTEC, Inc. (IT Services)	107,018

Qatar – 0.0%
4,556	Barwa Real Estate Co. (Real Estate Management & Development)	43,436
4,047	Doha Bank QPSC (Banks)	24,121
670	Industries Qatar QSC (Industrial Conglomerates)	22,258
1,832	Ooredoo QPSC (Diversified Telecommunication Services)	32,708
290	Qatar Fuel QSC (Oil, Gas & Consumable Fuels)	16,032
9,567	Qatar Gas Transport Co. Ltd. (Oil, Gas & Consumable Fuels)	56,286
670	Qatar Islamic Bank SAQ (Banks)	30,712
4,051	The Commercial Bank PQSC (Banks)	56,612

		282,165

Common Stocks – (continued)
Russia – 0.4%
7,368	Aeroflot PJSC (Airlines)	10,976
5,480	Gazprom PJSC (Oil, Gas & Consumable Fuels)	13,926
44,549	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	223,636
378,058	Inter Rao Ues PJSC (Electric Utilities)	22,950
289	Lukoil PJSC (Oil, Gas & Consumable Fuels)	24,663
7,374	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	630,477
146	MMC Norilsk Nickel PJSC (Metals & Mining)	32,443
28,729	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	643,673
181	Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	34,879
749	Novolipetsk Steel PJSC GDR (Metals & Mining)	19,729
1,465	PhosAgro PJSC GDR (Chemicals)	18,444
3,580	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	23,767
2,599,426	RusHydro PJSC (Electric Utilities)	21,734
41,129	Sberbank of Russia PJSC ADR (Banks)	594,314
1,857	Severstal PJSC (Metals & Mining)	30,062
9,600	Surgutneftegas PJSC (Oil, Gas & Consumable Fuels)	3,648
2,550	Tatneft PJSC (Oil, Gas & Consumable Fuels)	29,878
2,256	Uralkali PJSC GDR* (Chemicals)	15,335
27,347,553	VTB Bank PJSC (Banks)	15,041

		2,409,575

Singapore – 0.4%
25,600	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	56,550
53,688	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	76,704
3,200	CapitaLand Ltd. (Real Estate Management & Development)	8,316
50,500	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	89,920
227,200	ComfortDelGro Corp. Ltd. (Road & Rail)	450,011
2,536	DBS Group Holdings Ltd. (Banks)	52,737
54,500	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	39,519
158,222	IGG, Inc. (Entertainment)	200,602
1,700	Keppel Corp. Ltd. (Industrial Conglomerates)	8,472
279,921	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	397,379

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
234,700	Mapletree North Asia Commercial Trust (Equity Real Estate Investment Trusts (REITs))	$234,496
16,800	SATS Ltd. (Transportation Infrastructure)	64,613
7,100	Singapore Airlines Ltd. (Airlines)	50,590
7,300	Singapore Exchange Ltd. (Capital Markets)	39,637
1,900	Singapore Press Holdings Ltd. (Media)	3,512
21,300	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	62,068
5,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	12,942
42,400	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	57,672
1,769	United Overseas Bank Ltd. (Banks)	36,226
49,941	UOL Group Ltd. (Real Estate Management & Development)	278,733
4,000	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	50,165
48,100	Wilmar International Ltd. (Food Products)	128,638

		2,399,502

South Africa – 0.8%
3,124	Absa Group Ltd. (Banks)	35,987
9,817	African Rainbow Minerals Ltd. (Metals & Mining)	116,939
10,110	Anglo American Platinum Ltd. (Metals & Mining)	511,439
404	AngloGold Ashanti Ltd. (Metals & Mining)	4,807
3,591	AngloGold Ashanti Ltd. ADR (Metals & Mining)	42,374
10,447	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	75,280
3,574	AVI Ltd. (Food Products)	22,971
4,072	Barloworld Ltd. (Trading Companies & Distributors)	36,373
11,358	Clicks Group Ltd. (Food & Staples Retailing)	155,352
33,902	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	387,947
20,450	Fortress REIT Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	27,548
1,220	Gold Fields Ltd. (Metals & Mining)	4,598
21,403	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	37,205
3,948	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	19,319
4,341	Investec Ltd. (Capital Markets)	27,778
8,191	Kumba Iron Ore Ltd. (Metals & Mining)	246,335
930	Liberty Holdings Ltd. (Insurance)	6,729
1,788	Massmart Holdings Ltd. (Food & Staples Retailing)	11,777

Common Stocks – (continued)
South Africa – (continued)
11,708	MMI Holdings Ltd. (Insurance)	14,609
15,829	Mondi Ltd. (Paper & Forest Products)	348,880
913	Mr Price Group Ltd. (Specialty Retail)	13,837
33,673	MTN Group Ltd. (Wireless Telecommunication Services)	243,965
8,310	Naspers Ltd. Class N (Internet & Direct Marketing Retail)	2,137,750
2,240	Nedbank Group Ltd. (Banks)	41,784
13,983	Netcare Ltd. (Health Care Providers & Services)	23,537
4,641	Pick n Pay Stores Ltd. (Food & Staples Retailing)	22,506
1,550	Pioneer Foods Group Ltd. (Food Products)	9,338
40,863	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	28,137
12,293	Remgro Ltd. (Diversified Financial Services)	167,101
755	Sasol Ltd. (Chemicals)	25,048
72,468	Sibanye Gold Ltd.* (Metals & Mining)	68,227
14,143	Standard Bank Group Ltd. (Banks)	197,519
50,757	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	302,093
1,370	The Bidvest Group Ltd. (Industrial Conglomerates)	20,838
1,065	The Foschini Group Ltd. (Specialty Retail)	13,799
12,422	The SPAR Group Ltd. (Food & Staples Retailing)	168,659
3,232	Woolworths Holdings Ltd. (Multiline Retail)	10,791

		5,629,176

South Korea – 2.3%
1,478	AfreecaTV Co. Ltd. (Interactive Media & Services)	80,920
5,516	BS Financial Group, Inc. (Banks)	33,102
2,150	Celltrion, Inc.* (Biotechnology)	391,040
35	CJ CheilJedang Corp. (Food Products)	9,442
136	CJ Corp. (Industrial Conglomerates)	13,910
108	CJ ENM Co. Ltd. (Internet & Direct Marketing Retail)	20,266
1,146	Daelim Industrial Co. Ltd. (Construction & Engineering)	95,089
660	DB Insurance Co. Ltd. (Insurance)	38,646
3,290	DGB Financial Group, Inc. (Banks)	23,717
16	E-MART, Inc. (Food & Staples Retailing)	2,360
7,123	Fila Korea Ltd. (Textiles, Apparel & Luxury Goods)	503,750
757	GS Engineering & Construction Corp. (Construction & Engineering)	26,338
390	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	17,380
8,616	Hana Financial Group, Inc. (Banks)	271,755
861	Hankook Tire Co. Ltd. (Auto Components)	29,298

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
764	Hanwha Chemical Corp. (Chemicals)	$13,502
3,064	Hanwha Corp. (Industrial Conglomerates)	77,741
7,022	Hanwha Life Insurance Co. Ltd. (Insurance)	24,007
653	Hyundai Department Store Co. Ltd. (Multiline Retail)	56,783
421	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	18,942
145	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	19,836
985	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	32,239
90	Hyundai Mobis Co. Ltd. (Auto Components)	17,953
1,272	Hyundai Motor Co. (Automobiles)	150,987
25,250	Industrial Bank of Korea (Banks)	306,185
820	Kakao Corp. (Interactive Media & Services)	84,430
630	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	18,352
11,850	KB Financial Group, Inc. (Banks)	467,902
237	KB Financial Group, Inc. ADR (Banks)	9,369
80	KCC Corp. (Building Products)	24,313
9,621	Kia Motors Corp. (Automobiles)	372,947
821	Korea Electric Power Corp.* (Electric Utilities)	19,875
546	Korea Gas Corp. (Gas Utilities)	21,563
332	Korea Investment Holdings Co. Ltd. (Capital Markets)	19,490
28	Korea Zinc Co. Ltd. (Metals & Mining)	10,860
12,055	KT Corp. ADR (Diversified Telecommunication Services)	145,022
197	KT&G Corp. (Tobacco)	17,232
1,457	LG Chem Ltd. (Chemicals)	451,966
1,348	LG Corp. (Industrial Conglomerates)	84,295
1,129	LG Display Co. Ltd.* (Electronic Equipment, Instruments & Components)	19,198
263	LG Household & Health Care Ltd. (Personal Products)	320,473
2,079	LG Uplus Corp. (Diversified Telecommunication Services)	25,466
55	Lotte Chemical Corp. (Chemicals)	12,673
205	Lotte Shopping Co. Ltd. (Multiline Retail)	31,299
384	LS Corp. (Electrical Equipment)	16,304
236	Medy-Tox, Inc. (Biotechnology)	113,179
4,790	NAVER Corp. (Interactive Media & Services)	490,556
1,433	NH Investment & Securities Co. Ltd. (Capital Markets)	16,907
624	NHN Corp.* (Entertainment)	44,913
59	OCI Co. Ltd. (Chemicals)	4,707
7,946	Partron Co. Ltd. (Electronic Equipment, Instruments & Components)	94,477
2,984	POSCO (Metals & Mining)	653,148
43	S-1 Corp. (Commercial Services & Supplies)	3,607

Common Stocks – (continued)
South Korea – (continued)
271	S-Oil Corp. (Oil, Gas & Consumable Fuels)	21,368
980	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	285,625
163	Samsung C&T Corp. (Industrial Conglomerates)	14,327
342	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	31,877
47,426	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,864,658
2,573	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	2,542,346
306	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	79,634
342	Samsung Life Insurance Co. Ltd. (Insurance)	24,877
170	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	34,518
56	Samsung SDS Co. Ltd. (IT Services)	10,413
977	Samsung Securities Co. Ltd. (Capital Markets)	29,857
12,575	Shinhan Financial Group Co. Ltd. (Banks)	475,271
422	Shinsegae International, Inc. (Specialty Retail)	113,720
106	Shinsegae, Inc. (Multiline Retail)	30,888
102	SK Holdings Co. Ltd. (Industrial Conglomerates)	22,431
21,793	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,474,749
4,181	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	653,736
1,510	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	320,280
57,701	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,361,744
24,570	Woori Financial Group, Inc. (Banks)	291,311
7	Yuhan Corp. (Pharmaceuticals)	1,473

		15,554,814

Spain – 0.5%
1,224	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	56,287
176	Aena SME SA(a) (Transportation Infrastructure)	32,677
15,592	Amadeus IT Group SA (IT Services)	1,242,630
4,741	Banco Bilbao Vizcaya Argentaria SA (Banks)	28,829
2,111	Bankinter SA (Banks)	16,874
165,382	CaixaBank SA (Banks)	527,154
744	Enagas SA (Oil, Gas & Consumable Fuels)	21,223
1,130	Endesa SA (Electric Utilities)	28,192

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
5,554	Ferrovial SA (Construction & Engineering)	$136,960
11,265	Iberdrola SA (Electric Utilities)	102,369
21,814	Indra Sistemas SA* (IT Services)	257,267
20,329	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	219,031
25,691	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	350,437
4,608	Naturgy Energy Group SA (Gas Utilities)	131,182
5,560	Repsol SA (Oil, Gas & Consumable Fuels)	94,346
1,601	Telefonica SA (Diversified Telecommunication Services)	13,348

		3,258,806

Sweden – 0.5%
2,406	Alfa Laval AB (Machinery)	55,847
2,351	Assa Abloy AB Class B (Building Products)	50,259
29,227	Atlas Copco AB Class A (Machinery)	912,300
2,368	Boliden AB (Metals & Mining)	70,471
26,220	Castellum AB (Real Estate Management & Development)	471,421
1,224	Electrolux AB Series B (Household Durables)	29,998
18,129	Elekta AB Class B (Health Care Equipment & Supplies)	215,028
1,439	Epiroc AB Class A* (Machinery)	14,876
1,021	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	55,779
2,468	Husqvarna AB Class B (Household Durables)	22,534
2,483	ICA Gruppen AB (Food & Staples Retailing)	89,807
1,904	Industrivarden AB Class C (Diversified Financial Services)	42,849
1,002	Investor AB Class B (Diversified Financial Services)	47,787
3,202	Kinnevik AB Class B (Diversified Financial Services)	93,311
8,719	Loomis AB Class B (Commercial Services & Supplies)	322,579
13,861	Mycronic AB (Electronic Equipment, Instruments & Components)	194,602
3,483	Sandvik AB (Machinery)	64,499
4,654	Securitas AB Class B (Commercial Services & Supplies)	81,382
7,353	Svenska Cellulosa AB SCA Class B (Paper & Forest Products)	64,191
4,660	Swedbank AB Class A (Banks)	76,141
2,655	Swedish Match AB (Tobacco)	129,457
8,839	Tele2 AB Class B (Wireless Telecommunication Services)	118,085
12,058	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	119,280

Common Stocks – (continued)
Sweden – (continued)
20,218	Telia Co. AB (Diversified Telecommunication Services)	86,139
2,606	Trelleborg AB Class B (Machinery)	43,100

		3,471,722

Switzerland – 2.4%
102,580	ABB Ltd. (Electrical Equipment)	2,109,938
218	Adecco Group AG (Professional Services)	12,525
11,670	Alcon, Inc.* (Health Care Equipment & Supplies)	672,060
179,588	Aryzta AG* (Food Products)	268,536
687	Baloise Holding AG (Insurance)	117,780
15	Barry Callebaut AG (Food Products)	27,503
841	Bucher Industries AG (Machinery)	285,268
3,209	Cembra Money Bank AG (Consumer Finance)	298,024
1	Chocoladefabriken Lindt & Spruengli AG (Food Products)	75,863
11,919	Chubb Ltd. (Insurance)	1,730,639
5,153	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	376,696
3,000	Clariant AG* (Chemicals)	61,723
2,255	Coca-Cola HBC AG* (Beverages)	80,764
1,240	Credit Suisse Group AG* (Capital Markets)	16,491
386	Dufry AG* (Specialty Retail)	37,778
51	EMS-Chemie Holding AG (Chemicals)	30,885
1,175	Ferguson PLC (Trading Companies & Distributors)	83,620
2,238	Geberit AG (Building Products)	938,413
323	Georg Fischer AG (Machinery)	314,141
109	Givaudan SA (Chemicals)	282,234
7,051	Glencore PLC* (Metals & Mining)	27,975
183	Helvetia Holding AG (Insurance)	116,292
150	Kuehne & Nagel International AG (Marine)	21,803
427	LafargeHolcim Ltd.* (Construction Materials)	21,921
1,437	Logitech International SA (Technology Hardware, Storage & Peripherals)	56,310
18,344	Nestle SA (Food Products)	1,766,116
18,563	Novartis AG (Pharmaceuticals)	1,521,054
422	Pargesa Holding SA (Diversified Financial Services)	33,165
175	Partners Group Holding AG (Capital Markets)	131,996
1,125	PSP Swiss Property AG (Real Estate Management & Development)	114,793
4,491	Roche Holding AG (Pharmaceuticals)	1,185,010
76	Schindler Holding AG (Machinery)	16,426
8	SGS SA (Professional Services)	21,108
6,585	Sika AG (Chemicals)	1,008,967
659	Sonova Holding AG (Health Care Equipment & Supplies)	133,106
343	Swiss Life Holding AG* (Insurance)	161,254

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
762	Swiss Prime Site AG* (Real Estate Management & Development)	$61,192
14,100	Swiss Re AG (Insurance)	1,357,517
122	Swisscom AG (Diversified Telecommunication Services)	56,846
1,119	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	107,032
247	Temenos AG* (Software)	41,088
310	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	94,609
785	Valora Holding AG* (Specialty Retail)	199,808
3,677	Wizz Air Holdings PLC*(a) (Airlines)	163,113
228	Zurich Insurance Group AG (Insurance)	72,679

		16,312,061

Taiwan – 1.7%
19,494	Accton Technology Corp. (Communications Equipment)	82,811
43,000	Acer, Inc. (Technology Hardware, Storage & Peripherals)	29,229
4,000	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	32,409
39,000	Airtac International Group (Machinery)	522,468
22,889	Arcadyan Technology Corp. (Communications Equipment)	63,480
59,764	ASE Technology Holding Co. Ltd. ADR* (Semiconductors & Semiconductor Equipment)	271,926
168,380	Asia Cement Corp. (Construction Materials)	227,905
3,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	22,935
472,203	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	168,878
26,000	Cathay Financial Holding Co. Ltd. (Insurance)	37,650
41,925	Chailease Holding Co. Ltd. (Diversified Financial Services)	178,740
80,080	Chang Hwa Commercial Bank Ltd. (Banks)	47,971
8,040	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	19,820
90,000	China Development Financial Holding Corp. (Banks)	29,011
42,400	China Life Insurance Co. Ltd. (Insurance)	35,302
55,000	China Steel Corp. (Metals & Mining)	44,440
37,906	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	86,024
72,433	ChipMOS Technologies, Inc. (Semiconductors & Semiconductor Equipment)	63,150
16,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	57,635

Common Stocks – (continued)
Taiwan – (continued)
50,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	32,321
89,640	CTBC Financial Holding Co. Ltd. (Banks)	61,408
3,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	15,834
36,082	E.Sun Financial Holding Co. Ltd. (Banks)	29,627
3,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	42,887
9,873	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	26,772
38,124	Elite Material Co Ltd. (Electronic Equipment, Instruments & Components)	122,910
10,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	8,759
36,000	Far Eastern New Century Corp. (Industrial Conglomerates)	39,312
11,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	26,993
12,432	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	100,805
13,780	First Financial Holding Co. Ltd. (Banks)	9,838
7,500	Formosa Chemicals & Fibre Corp. (Chemicals)	26,988
7,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	25,977
7,000	Formosa Plastic Corp. (Chemicals)	25,404
51,389	Foxconn Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	115,292
326,101	Fubon Financial Holding Co. Ltd. (Insurance)	481,909
9,622	Giant Manufacturing Co. Ltd. (Leisure Products)	73,384
236,989	HannStar Display Corp. (Electronic Equipment, Instruments & Components)	61,370
15,000	Highwealth Construction Corp. (Real Estate Management & Development)	24,027
33,570	Hiwin Technologies Corp. (Machinery)	319,701
10,000	HTC Corp.* (Technology Hardware, Storage & Peripherals)	13,550
35,735	Hua Nan Financial Holdings Co. Ltd. (Banks)	23,369
287,512	Innolux Corp. (Electronic Equipment, Instruments & Components)	92,258
35,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	28,121
3,163	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	474,837
72,605	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	102,443
17,473	Lotus Pharmaceutical Co. Ltd.* (Pharmaceuticals)	53,197

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
32,880	Makalot Industrial Co. Ltd. (Textiles, Apparel & Luxury Goods)	$226,853
84,788	Mega Financial Holding Co. Ltd. (Banks)	81,401
11,000	Micro-Star International Co. Ltd. (Technology Hardware, Storage & Peripherals)	30,554
13,000	Nan Ya Plastics Corp. (Chemicals)	32,889
71,888	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	470,267
5,355	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	90,787
8,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	15,124
24,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	29,197
3,000	President Chain Store Corp. (Food & Staples Retailing)	27,990
29,081	Primax Electronics Ltd. (Technology Hardware, Storage & Peripherals)	59,561
58,488	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	197,674
22,096	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	149,818
12,600	Ruentex Development Co. Ltd. (Real Estate Management & Development)	17,307
13,800	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	32,984
158,327	Shin Kong Financial Holding Co. Ltd. (Insurance)	44,860
4,246	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	36,061
100,500	SinoPac Financial Holdings Co. Ltd. (Banks)	38,740
17,376	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	71,562
6,000	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	7,487
84,591	Taishin Financial Holding Co. Ltd. (Banks)	38,358
62,120	Taiwan Business Bank (Banks)	25,649
35,000	Taiwan Cement Corp. (Construction Materials)	47,605
55,700	Taiwan Cooperative Financial Holding Co. Ltd. (Banks)	36,969
13,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	47,539
138,105	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,159,534

Common Stocks – (continued)
Taiwan – (continued)
70,053	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	3,069,722
13,137	TCI Co. Ltd. (Personal Products)	196,128
1,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	749
244,724	Uni-President Enterprises Corp. (Food Products)	581,630
40,681	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	45,469
7,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	3,052
54,000	Walsin Lihwa Corp. (Electrical Equipment)	30,346
7,553	Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	46,702
26,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	13,541
25,791	Wistron Corp. (Technology Hardware, Storage & Peripherals)	21,411
6,880	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	9,080
170,152	Yuanta Financial Holding Co. Ltd. (Capital Markets)	98,690

		11,614,367

Thailand – 0.3%
3,400	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	20,250
141,300	Airports of Thailand PCL NVDR (Transportation Infrastructure)	303,311
39,406	Bangkok Bank PCL (Banks)	253,971
2,633	Bangkok Bank PCL ADR (Banks)	83,761
41,600	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	33,238
10,700	Berli Jucker PCL NVDR (Food & Staples Retailing)	17,272
8,800	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	48,807
58,600	Charoen Pokphand Foods PCL NVDR (Food Products)	50,039
15,200	CP ALL PCL NVDR (Food & Staples Retailing)	36,923
2,600	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	24,109
67,500	Home Product Center PCL NVDR (Specialty Retail)	33,215
7,500	Indorama Ventures PCL NVDR (Chemicals)	10,756
177,800	IRPC PCL NVDR (Oil, Gas & Consumable Fuels)	31,465
53,686	Krung Thai Bank PCL (Banks)	31,801

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
59,600	Krung Thai Bank PCL NVDR (Banks)	$35,304
10,800	Minor International PCL NVDR (Hotels, Restaurants & Leisure)	12,698
76,184	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	318,308
9,100	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	38,021
16,100	PTT Global Chemical PCL NVDR (Chemicals)	34,711
416,610	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	635,998
232,869	Thai Beverage PCL (Beverages)	143,844
17,600	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	38,180
1,700	The Siam Cement PCL NVDR (Construction Materials)	24,610
281,200	TMB Bank PCL NVDR (Banks)	17,787
89,100	True Corp. PCL NVDR (Diversified Telecommunication Services)	14,385

		2,292,764

Turkey – 0.1%
250,724	Akbank T.A.S.* (Banks)	257,770
4,428	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	14,713
2,019	BIM Birlesik Magazalar AS (Food & Staples Retailing)	28,101
61,124	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	15,493
7,786	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	11,971
45,317	Haci Omer Sabanci Holding AS (Diversified Financial Services)	58,585
1,692	KOC Holding AS (Industrial Conglomerates)	4,594
10,323	Petkim Petrokimya Holding AS (Chemicals)	7,744
31,896	Tekfen Holding AS (Construction & Engineering)	142,466
1,216	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	25,150
17,626	Turk Hava Yollari AO* (Airlines)	42,337
9,969	Turkiye Garanti Bankasi AS* (Banks)	13,687
9,929	Turkiye Is Bankasi AS Class C* (Banks)	8,941
109,503	Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	112,042
66,046	Turkiye Vakiflar Bankasi TAO Class D (Banks)	44,860

		788,454

United Arab Emirates – 0.1%
17,668	Abu Dhabi Commercial Bank PJSC (Banks)	47,517
213,981	Aldar Properties PJSC (Real Estate Management & Development)	103,792

Common Stocks – (continued)
United Arab Emirates – (continued)
296	DP World PLC (Transportation Infrastructure)	5,920
42,018	Dubai Islamic Bank PJSC (Banks)	59,103
25,556	Emaar Malls PJSC (Real Estate Management & Development)	12,128
22,016	Emaar Properties PJSC (Real Estate Management & Development)	28,849
4,353	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	19,796
3,602	First Abu Dhabi Bank PJSC (Banks)	15,688

		292,793

United Kingdom – 5.8%
9,155	3i Group PLC (Capital Markets)	128,101
15,488	Abcam PLC (Biotechnology)	263,159
6,622	Anglo American PLC (Metals & Mining)	171,839
1,516	Aon PLC (Insurance)	273,092
1,956	Ashtead Group PLC (Trading Companies & Distributors)	54,313
18,336	AstraZeneca PLC (Pharmaceuticals)	1,366,028
22,378	Auto Trader Group PLC(a) (Interactive Media & Services)	165,426
225,909	Aviva PLC (Insurance)	1,268,734
2,923	Babcock International Group PLC (Commercial Services & Supplies)	20,065
7,501	BAE Systems PLC (Aerospace & Defense)	48,211
166,331	Balfour Beatty PLC (Construction & Engineering)	546,017
800,541	Barclays PLC (Banks)	1,717,965
11,748	Barratt Developments PLC (Household Durables)	92,420
753	Bellway PLC (Household Durables)	30,577
1,252	Berkeley Group Holdings PLC (Household Durables)	61,419
7,313	BHP Group PLC (Metals & Mining)	172,620
87,040	Boohoo Group PLC* (Internet & Direct Marketing Retail)	279,909
243,359	BP PLC (Oil, Gas & Consumable Fuels)	1,769,633
53,925	British American Tobacco PLC (Tobacco)	2,111,105
41,057	BT Group PLC (Diversified Telecommunication Services)	122,515
3,988	Bunzl PLC (Trading Companies & Distributors)	120,282
2,629	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	69,293
15,671	Burford Capital Ltd. (Capital Markets)	335,311
13,448	Carnival PLC (Hotels, Restaurants & Leisure)	712,940
47,814	Centrica PLC (Multi-Utilities)	66,469
78,409	Cineworld Group PLC (Entertainment)	325,374
13,719	Clinigen Healthcare Ltd.* (Life Sciences Tools & Services)	178,639
720,965	Cobham PLC* (Aerospace & Defense)	1,087,053

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
3,118	Coca-Cola European Partners PLC* (Beverages)	$166,639
73,298	Compass Group PLC (Hotels, Restaurants & Leisure)	1,665,970
9,340	Computacenter PLC (IT Services)	147,179
1,570	Croda International PLC (Chemicals)	106,350
2,847	Diageo PLC (Beverages)	120,023
84,958	Direct Line Insurance Group PLC (Insurance)	365,578
59,115	DS Smith PLC (Containers & Packaging)	276,106
70,367	Experian PLC (Professional Services)	2,048,307
16,486	Ferroglobe PLC (Metals & Mining)	35,445
2,400	Gates Industrial Corp. PLC* (Machinery)	38,592
5,986	GlaxoSmithKline PLC (Pharmaceuticals)	122,972
23,085	GVC Holdings PLC (Hotels, Restaurants & Leisure)	196,995
5,529	Halma PLC (Electronic Equipment, Instruments & Components)	130,095
9,846	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	41,426
3,281	Hargreaves Lansdown PLC (Capital Markets)	96,917
117,782	Hays PLC (Professional Services)	233,500
9,514	Hikma Pharmaceuticals PLC (Pharmaceuticals)	219,545
8,713	HSBC Holdings PLC (Banks)	75,916
52,334	Ibstock PLC(a) (Construction Materials)	178,371
4,243	IHS Markit Ltd.* (Professional Services)	242,954
31,109	Inchcape PLC (Distributors)	249,756
17,595	Informa PLC (Media)	178,907
166	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	10,752
28,966	Intermediate Capital Group PLC (Capital Markets)	447,626
27,104	J Sainsbury PLC (Food & Staples Retailing)	78,744
1,600	Janus Henderson Group PLC (Capital Markets)	40,112
51,406	JD Sports Fashion PLC (Specialty Retail)	422,567
16,228	Johnson Matthey PLC (Chemicals)	707,937
5,511	Just Eat PLC* (Internet & Direct Marketing Retail)	50,382
16,930	KAZ Minerals PLC (Metals & Mining)	143,556
9,965	Keywords Studios PLC (IT Services)	203,155
32,071	Kingfisher PLC (Specialty Retail)	110,587
6,189	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	74,589
886	Linde PLC (Chemicals)	159,710
890,384	Lloyds Banking Group PLC (Banks)	728,187
37,607	Marks & Spencer Group PLC (Multiline Retail)	140,284
41,463	Meggitt PLC (Aerospace & Defense)	295,043

Common Stocks – (continued)
United Kingdom – (continued)
40,252	Micro Focus International PLC (Software)	1,020,355
5,013	Mondi PLC (Paper & Forest Products)	110,162
49,112	National Express Group PLC (Road & Rail)	263,213
10,512	National Grid PLC (Multi-Utilities)	115,169
1,833	Next PLC (Multiline Retail)	138,013
2,164	Nielsen Holdings PLC (Professional Services)	55,247
4,667	NMC Health PLC (Health Care Providers & Services)	172,342
3,081	Ocado Group PLC* (Internet & Direct Marketing Retail)	54,849
29,975	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	179,530
12,885	Pearson PLC (Media)	139,582
8,031	Pennon Group PLC (Water Utilities)	78,397
3,709	Persimmon PLC (Household Durables)	108,350
28,955	Phoenix Group Holdings PLC (Insurance)	273,696
142,533	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	184,834
92,635	Prudential PLC (Insurance)	2,104,794
63,618	QinetiQ Group PLC (Aerospace & Defense)	250,619
18,408	RELX PLC (Professional Services)	422,935
105,848	Rentokil Initial PLC (Commercial Services & Supplies)	539,424
12,894	Rightmove PLC (Interactive Media & Services)	91,175
3,162	Rio Tinto PLC (Metals & Mining)	184,468
9,977,622	Rolls-Royce Holdings PLC* (Aerospace & Defense)	1,675,848
21,954	Royal Bank of Scotland Group PLC (Banks)	68,745
6,190	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	197,222
56,031	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,808,308
17,998	Royal Mail PLC (Air Freight & Logistics)	59,386
5,962	RPC Group PLC (Containers & Packaging)	61,450
11,355	RSA Insurance Group PLC (Insurance)	80,497
947	Schroders PLC (Capital Markets)	39,193
17,638	Segro PLC (Equity Real Estate Investment Trusts (REITs))	156,283
5,515	Smith & Nephew PLC (Health Care Equipment & Supplies)	106,619
1,522	Smiths Group PLC (Industrial Conglomerates)	30,302
15,677	Softcat PLC (IT Services)	185,825
1,018	Spirax-Sarco Engineering PLC (Machinery)	109,758
107,665	SSE PLC (Electric Utilities)	1,610,951
33,953	SSP Group Plc (Hotels, Restaurants & Leisure)	308,613

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
6,366	Standard Chartered PLC (Banks)	$58,205
25,101	Taylor Wimpey PLC (Household Durables)	59,510
1,700	TechnipFMC PLC (Energy Equipment & Services)	41,803
10,988	Tesco PLC (Food & Staples Retailing)	35,850
17,735	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	137,600
1,629	The Weir Group PLC (Machinery)	35,406
4,226	Travis Perkins PLC (Trading Companies & Distributors)	77,111
7,695	United Utilities Group PLC (Water Utilities)	83,476
33,332	Vesuvius PLC (Machinery)	268,918
653,849	Vodafone Group PLC (Wireless Telecommunication Services)	1,212,807
1,338	Whitbread PLC (Hotels, Restaurants & Leisure)	77,897
84,113	William Hill PLC (Hotels, Restaurants & Leisure)	176,261
35,680	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	100,568

		39,460,849

United States – 41.4%
218	3M Co. (Industrial Conglomerates)	41,313
12,217	AAR Corp. (Aerospace & Defense)	412,568
8,694	Abbott Laboratories (Health Care Equipment & Supplies)	691,695
17,025	AbbVie, Inc. (Biotechnology)	1,351,615
7,570	ABM Industries, Inc. (Commercial Services & Supplies)	287,433
18,504	ACCO Brands Corp. (Commercial Services & Supplies)	169,127
2,163	Adobe, Inc.* (Software)	625,648
1,358	Advance Auto Parts, Inc. (Specialty Retail)	225,863
6,299	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	174,041
10,904	Aegion Corp.* (Construction & Engineering)	217,099
18,100	AES Corp. (Independent Power and Renewable Electricity Producers)	309,872
500	Affiliated Managers Group, Inc. (Capital Markets)	55,460
11,520	Aflac, Inc. (Insurance)	580,378
1,348	Agilent Technologies, Inc. (Life Sciences Tools & Services)	105,818
10,896	Air Lease Corp. (Trading Companies & Distributors)	420,150
925	Air Products & Chemicals, Inc. (Chemicals)	190,356
3,737	Akamai Technologies, Inc.* (IT Services)	299,184
4,995	Alamo Group, Inc. (Machinery)	517,682
785	Albemarle Corp. (Chemicals)	58,922

Common Stocks – (continued)
United States – (continued)
2,062	Alexion Pharmaceuticals, Inc.* (Biotechnology)	280,700
272	Alleghany Corp.* (Insurance)	178,671
3,274	Allegiant Travel Co. (Airlines)	480,885
4,664	Alliant Energy Corp. (Electric Utilities)	220,281
4,240	Ally Financial, Inc. (Consumer Finance)	125,970
680	Alphabet, Inc. Class A* (Interactive Media & Services)	815,293
2,446	Alphabet, Inc. Class C* (Interactive Media & Services)	2,907,022
11,000	Altria Group, Inc. (Tobacco)	597,630
1,673	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3,223,068
4,894	AMC Networks, Inc. Class A* (Media)	285,859
1,838	Amdocs Ltd. (IT Services)	101,237
6,920	Ameren Corp. (Multi-Utilities)	503,568
1,972	American Electric Power Co., Inc. (Electric Utilities)	168,705
700	American Equity Investment Life Holding Co. (Insurance)	20,587
1,714	American Express Co. (Consumer Finance)	200,932
3,761	American International Group, Inc. (Insurance)	178,911
3,000	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	585,900
1,793	American Water Works Co., Inc. (Water Utilities)	193,985
2,500	Ameriprise Financial, Inc. (Capital Markets)	366,925
16,096	Ameris Bancorp (Banks)	586,860
9,096	AMERISAFE, Inc. (Insurance)	538,665
11,819	AmerisourceBergen Corp. (Health Care Providers & Services)	883,588
1,174	AMETEK, Inc. (Electrical Equipment)	103,512
20,550	Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	264,478
1,856	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	184,783
6,037	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	439,795
3,900	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	453,336
2,355	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	148,059
20,645	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	208,308
1,098	ANSYS, Inc.* (Software)	214,988
4,655	Anthem, Inc. (Health Care Providers & Services)	1,224,405
5,467	Apache Corp. (Oil, Gas & Consumable Fuels)	179,919
3,942	Apergy Corp.* (Energy Equipment & Services)	156,458
9,800	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,966,566

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
6,245	Arch Capital Group Ltd.* (Insurance)	$210,956
15,971	Archer-Daniels-Midland Co. (Food Products)	712,307
21,895	Arconic, Inc. (Aerospace & Defense)	470,305
76,800	Ares Capital Corp. (Capital Markets)	1,382,400
5,436	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	82,627
260	Arista Networks, Inc.* (Communications Equipment)	81,195
2,059	Arthur J. Gallagher & Co. (Insurance)	172,174
3,668	ASGN, Inc.* (Professional Services)	231,231
12,808	Assured Guaranty Ltd. (Insurance)	610,942
97,769	AT&T, Inc. (Diversified Telecommunication Services)	3,026,928
9,107	AtriCure, Inc.* (Health Care Equipment & Supplies)	273,392
1,634	Autodesk, Inc.* (Software)	291,195
1,600	Autoliv, Inc. (Auto Components)	125,584
206	AutoZone, Inc.* (Specialty Retail)	211,832
615	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	123,572
1,200	Avnet, Inc. (Electronic Equipment, Instruments & Components)	58,332
5,200	AVX Corp. (Electronic Equipment, Instruments & Components)	84,812
18,116	Axis Capital Holdings Ltd. (Insurance)	1,029,895
5,213	Balchem Corp. (Chemicals)	529,172
3,483	Ball Corp. (Containers & Packaging)	208,771
48,706	Bank of America Corp. (Banks)	1,489,429
8,977	BankUnited, Inc. (Banks)	328,379
2,617	Bausch Health Cos., Inc.* (Pharmaceuticals)	60,439
4,221	Baxter International, Inc. (Health Care Equipment & Supplies)	322,062
5,816	BB&T Corp. (Banks)	297,779
2,043	Becton Dickinson & Co. (Health Care Equipment & Supplies)	491,832
6,204	Belden, Inc. (Electronic Equipment, Instruments & Components)	344,632
14,784	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	3,203,841
3,152	Best Buy Co., Inc. (Specialty Retail)	234,540
1,570	Biogen, Inc.* (Biotechnology)	359,907
893	BlackRock, Inc. (Capital Markets)	433,319
9,968	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	354,761
16,009	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	329,465
923	Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	1,712,156
2,900	Booz Allen Hamilton Holding Corp. (IT Services)	171,941
1,891	BorgWarner, Inc. (Auto Components)	78,987
11,298	Boston Private Financial Holdings, Inc. (Banks)	129,362

Common Stocks – (continued)
United States – (continued)
4,603	Boston Scientific Corp.* (Health Care Equipment & Supplies)	170,863
4,500	Bristol-Myers Squibb Co. (Pharmaceuticals)	208,935
600	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	191,040
1,994	Broadridge Financial Solutions, Inc. (IT Services)	235,551
9,606	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	360,321
5,144	Brown-Forman Corp. Class B (Beverages)	274,124
2,483	Bunge Ltd. (Food Products)	130,134
1,192	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	96,552
3,978	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	102,990
4,862	Cactus, Inc. Class A* (Energy Equipment & Services)	176,491
8,118	Cadence BanCorp (Banks)	184,684
3,508	Cadence Design Systems, Inc.* (Software)	243,385
8,371	Cambrex Corp.* (Life Sciences Tools & Services)	360,120
2,334	Campbell Soup Co. (Food Products)	90,302
8,218	Cantel Medical Corp. (Health Care Equipment & Supplies)	566,549
6,440	Capital One Financial Corp. (Consumer Finance)	597,825
600	Carlisle Cos., Inc. (Industrial Conglomerates)	84,852
400	CarMax, Inc.* (Specialty Retail)	31,144
18,811	Catalent, Inc.* (Pharmaceuticals)	843,109
800	Caterpillar, Inc. (Machinery)	111,536
15,379	Cathay General Bancorp (Banks)	565,793
1,900	CBRE Group, Inc. Class A* (Real Estate Management & Development)	98,933
2,437	CDK Global, Inc. (Software)	147,000
2,793	CDW Corp. (Electronic Equipment, Instruments & Components)	294,941
545	Celanese Corp. (Chemicals)	58,800
6,900	Celgene Corp.* (Biotechnology)	653,154
7,402	Centene Corp.* (Health Care Providers & Services)	381,647
10,484	CenterPoint Energy, Inc. (Multi-Utilities)	325,004
4,466	CenterState Bank Corp. (Banks)	110,221
8,054	Central Garden & Pet Co.* (Household Products)	217,297
15,861	Central Garden & Pet Co. Class A* (Household Products)	388,277
8,611	CenturyLink, Inc. (Diversified Telecommunication Services)	98,338
400	Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	56,188
6,404	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	126,095

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
857	Chemed Corp. (Health Care Providers & Services)	$280,050
11,091	Chevron Corp. (Oil, Gas & Consumable Fuels)	1,331,585
339	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	233,246
2,987	Church & Dwight Co., Inc. (Household Products)	223,876
5,529	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	557,600
7,712	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	153,392
10,861	Ciena Corp.* (Communications Equipment)	416,628
678	Cigna Corp. (Health Care Providers & Services)	107,694
1,078	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	74,015
3,113	Cincinnati Financial Corp. (Insurance)	299,408
874	Cintas Corp. (Commercial Services & Supplies)	189,780
22,530	Cisco Systems, Inc. (Communications Equipment)	1,260,553
1,826	CIT Group, Inc. (Banks)	97,271
28,335	Citigroup, Inc. (Banks)	2,003,284
4,979	Citizens Financial Group, Inc. (Banks)	180,240
1,421	Citrix Systems, Inc. (Software)	143,464
2,959	CME Group, Inc. (Capital Markets)	529,365
4,513	CMS Energy Corp. (Multi-Utilities)	250,697
9,744	Cognizant Technology Solutions Corp. Class A (IT Services)	710,922
10,075	Cohen & Steers, Inc. (Capital Markets)	505,261
1,121	Colgate-Palmolive Co. (Household Products)	81,598
14,650	Colony Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	75,301
5,458	Columbia Banking System, Inc. (Banks)	204,893
16,920	Comcast Corp. Class A (Media)	736,528
2,915	Comerica, Inc. (Banks)	229,090
9,600	CommScope Holding Co., Inc.* (Communications Equipment)	237,888
4,233	Compass Minerals International, Inc. (Metals & Mining)	242,932
6,740	Conagra Brands, Inc. (Food Products)	207,457
2,234	Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	257,759
10,997	ConocoPhillips (Oil, Gas & Consumable Fuels)	694,131
3,138	Consolidated Edison, Inc. (Multi-Utilities)	270,370
402	Constellation Brands, Inc. Class A (Beverages)	85,091
3,551	Copart, Inc.* (Commercial Services & Supplies)	239,053
1,100	CoreCivic, Inc. (Equity Real Estate Investment Trusts (REITs))	22,891
3,731	Corning, Inc. (Electronic Equipment, Instruments & Components)	118,832

Common Stocks – (continued)
United States – (continued)
187	CoStar Group, Inc.* (Professional Services)	92,799
773	Costco Wholesale Corp. (Food & Staples Retailing)	189,795
9,188	Coty, Inc. Class A (Personal Products)	99,414
9,217	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	88,207
1,868	CSX Corp. (Road & Rail)	148,749
466	Cummins, Inc. (Machinery)	77,491
1,029	Curtiss-Wright Corp. (Aerospace & Defense)	117,244
33,784	CVS Health Corp. (Health Care Providers & Services)	1,837,174
3,284	D.R. Horton, Inc. (Household Durables)	145,514
1,990	Danaher Corp. (Health Care Equipment & Supplies)	263,556
2,174	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	255,662
3,024	DaVita, Inc.* (Health Care Providers & Services)	167,046
4,237	Delta Air Lines, Inc. (Airlines)	246,975
3,673	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	187,800
1,419	Dollar General Corp. (Multiline Retail)	178,922
20,680	Dollar Tree, Inc.* (Multiline Retail)	2,301,270
6,700	Dominion Energy, Inc. (Multi-Utilities)	521,729
3,238	Dover Corp. (Machinery)	317,454
2,032	DowDuPont, Inc. (Chemicals)	78,130
4,201	Dril-Quip, Inc.* (Energy Equipment & Services)	182,996
2,184	DTE Energy Co. (Multi-Utilities)	274,551
2,771	Duke Energy Corp. (Electric Utilities)	252,494
5,612	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	174,645
7,493	DXC Technology Co. (IT Services)	492,590
1,814	Eastman Chemical Co. (Chemicals)	143,088
11,400	eBay, Inc. (Internet & Direct Marketing Retail)	441,750
7,100	Ecolab, Inc. (Chemicals)	1,306,968
2,350	Edison International (Electric Utilities)	149,859
1,149	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	202,304
20,875	Electronic Arts, Inc.* (Entertainment)	1,975,819
1,478	Eli Lilly & Co. (Pharmaceuticals)	172,985
3,700	EMCOR Group, Inc. (Construction & Engineering)	311,318
3,151	Emerson Electric Co. (Electrical Equipment)	223,689
5,815	Energizer Holdings, Inc. (Household Products)	278,480
7,394	EnerSys (Electrical Equipment)	511,591
15,062	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	615,433
14,866	Entercom Communications Corp. Class A (Media)	102,278
3,071	Entergy Corp. (Electric Utilities)	297,580

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,233	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	$118,430
1,945	Equity Residential (Equity Real Estate Investment Trusts (REITs))	148,637
9,161	Essent Group Ltd.* (Thrifts & Mortgage Finance)	434,689
1,180	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	333,350
1,579	Evercore, Inc. Class A (Capital Markets)	153,842
4,882	Everest Re Group Ltd. (Insurance)	1,149,711
4,869	Evergy, Inc. (Electric Utilities)	281,526
2,599	Eversource Energy (Electric Utilities)	186,244
19,865	Exelon Corp. (Electric Utilities)	1,012,122
6,958	ExlService Holdings, Inc.* (IT Services)	413,305
3,476	Expedia Group, Inc. (Internet & Direct Marketing Retail)	451,324
2,130	Expeditors International of Washington, Inc. (Air Freight & Logistics)	169,165
14,348	Extraction Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	67,436
14,833	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,190,793
1,074	F5 Networks, Inc.* (Communications Equipment)	168,511
12,960	Facebook, Inc. Class A* (Interactive Media & Services)	2,506,464
844	Fastenal Co. (Trading Companies & Distributors)	59,544
1,079	FedEx Corp. (Air Freight & Logistics)	204,427
5,945	Ferro Corp.* (Chemicals)	106,237
17,993	Ferroglobe Representation & Warranty Insurance Trust(b) (Metals & Mining)	—
2,320	Fidelity National Financial, Inc. (Insurance)	92,684
4,929	Fidelity National Information Services, Inc. (IT Services)	571,419
6,919	Fifth Third Bancorp (Banks)	199,406
663	First Citizens BancShares, Inc. Class A (Banks)	297,190
14,313	First Hawaiian, Inc. (Banks)	395,754
4,638	First Merchants Corp. (Banks)	170,075
5,862	First Midwest Bancorp, Inc. (Banks)	125,857
2,058	FirstCash, Inc. (Consumer Finance)	201,025
11,213	FirstEnergy Corp. (Electric Utilities)	471,282
2,187	Fiserv, Inc.* (IT Services)	190,794
7,971	Five Below, Inc.* (Specialty Retail)	1,166,875
4,700	Foot Locker, Inc. (Specialty Retail)	268,887
5,679	Ford Motor Co. (Automobiles)	59,346
600	Fortinet, Inc.* (Software)	56,052
3,601	Fortive Corp. (Machinery)	310,910
1,249	Fortune Brands Home & Security, Inc. (Building Products)	65,922
26,601	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	159,074
2,733	Franklin Resources, Inc. (Capital Markets)	94,534

Common Stocks – (continued)
United States – (continued)
6,078	Freeport-McMoRan, Inc. (Metals & Mining)	74,820
4,676	Fresh Del Monte Produce, Inc. (Food Products)	137,989
3,972	frontdoor, Inc.* (Diversified Consumer Services)	139,973
5,330	FTI Consulting, Inc.* (Professional Services)	452,943
10,531	General Dynamics Corp. (Aerospace & Defense)	1,882,100
64,400	General Electric Co. (Industrial Conglomerates)	654,948
1,491	General Mills, Inc. (Food Products)	76,742
15,144	General Motors Co. (Automobiles)	589,859
4,040	Genuine Parts Co. (Distributors)	414,262
8,700	Gilead Sciences, Inc. (Biotechnology)	565,848
15,603	Glacier Bancorp, Inc. (Banks)	664,532
4,817	Global Indemnity Ltd. (Insurance)	148,364
17,909	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	807,517
10,877	Grand Canyon Education, Inc.* (Diversified Consumer Services)	1,260,536
2,155	Granite Construction, Inc. (Construction & Engineering)	96,738
50,252	Graphic Packaging Holding Co. (Containers & Packaging)	697,498
1,386	Group 1 Automotive, Inc. (Specialty Retail)	108,538
7,367	Hanmi Financial Corp. (Banks)	174,745
2,484	Harris Corp. (Aerospace & Defense)	418,554
2,209	Hasbro, Inc. (Leisure Products)	225,009
4,112	HCA Healthcare, Inc. (Health Care Providers & Services)	523,170
9,433	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	280,915
500	HD Supply Holdings, Inc.* (Trading Companies & Distributors)	22,845
21,315	Heartland Express, Inc. (Road & Rail)	419,479
3,036	Helen of Troy Ltd.* (Household Durables)	437,184
2,198	Henry Schein, Inc.* (Health Care Providers & Services)	140,804
4,870	Hess Corp. (Oil, Gas & Consumable Fuels)	312,264
29,173	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	461,225
26,874	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	2,337,769
6,598	Hologic, Inc.* (Health Care Equipment & Supplies)	306,015
2,574	Honeywell International, Inc. (Industrial Conglomerates)	446,924
5,232	Hormel Foods Corp. (Food Products)	208,966
20,628	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	396,883

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
19,893	HP, Inc. (Technology Hardware, Storage & Peripherals)	$396,865
5,890	HubSpot, Inc.* (Software)	1,086,646
1,073	Humana, Inc. (Health Care Providers & Services)	274,055
336	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	74,787
1,797	Huron Consulting Group, Inc.* (Professional Services)	86,849
1,555	IAC/InterActiveCorp.* (Interactive Media & Services)	349,626
5,039	IBERIABANK Corp. (Banks)	400,600
7,530	ICF International, Inc. (Professional Services)	586,361
4,554	ICU Medical, Inc.* (Health Care Equipment & Supplies)	1,036,035
5,400	IDACORP, Inc. (Electric Utilities)	534,708
2,227	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	516,664
530	Illinois Tool Works, Inc. (Machinery)	82,484
1,278	Ingredion, Inc. (Food Products)	121,091
7,499	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	424,293
3,350	Insulet Corp.* (Health Care Equipment & Supplies)	288,937
300	Integer Holdings Corp.* (Health Care Equipment & Supplies)	20,727
24,286	Intel Corp. (Semiconductors & Semiconductor Equipment)	1,239,557
2,605	Intercontinental Exchange, Inc. (Capital Markets)	211,917
5,728	International Business Machines Corp. (IT Services)	803,467
851	International Flavors & Fragrances, Inc. (Chemicals)	117,259
2,706	Intuit, Inc. (Software)	679,368
333	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	170,040
6,300	Invesco Ltd. (Capital Markets)	138,411
4,182	IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	580,880
1,912	J.B. Hunt Transport Services, Inc. (Road & Rail)	180,646
6,673	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	70,534
3,909	John Bean Technologies Corp. (Machinery)	429,169
8,461	Johnson & Johnson (Pharmaceuticals)	1,194,693
10,424	JPMorgan Chase & Co. (Banks)	1,209,705
5,541	Juniper Networks, Inc. (Communications Equipment)	153,874
1,682	Kansas City Southern (Road & Rail)	207,121
3,369	Kellogg Co. (Food Products)	203,151
4,500	Keurig Dr Pepper, Inc. (Beverages)	130,815
15,700	KeyCorp. (Banks)	275,535
2,411	Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	209,829

Common Stocks – (continued)
United States – (continued)
458	Kimberly-Clark Corp. (Household Products)	58,798
26,664	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	529,814
76,056	KKR & Co., Inc. Class A (Capital Markets)	1,859,569
595	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	75,851
39,800	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,327,330
2,900	Kohl’s Corp. (Multiline Retail)	206,190
2,700	Korn Ferry (Professional Services)	126,954
326,078	Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	2,181,462
1,402	L3 Technologies, Inc. (Aerospace & Defense)	306,449
6,552	La-Z-Boy, Inc. (Household Durables)	214,906
2,462	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	393,723
3,883	LCI Industries (Auto Components)	341,122
735	Lear Corp. (Auto Components)	105,105
3,494	Lennar Corp. Class A (Household Durables)	181,793
5,338	LHC Group, Inc.* (Health Care Providers & Services)	593,105
2,410	Lincoln National Corp. (Insurance)	160,795
12,484	Lithia Motors, Inc. Class A (Specialty Retail)	1,417,184
8,553	LKQ Corp.* (Distributors)	257,445
830	Lockheed Martin Corp. (Aerospace & Defense)	276,664
2,589	Loews Corp. (Insurance)	132,790
2,496	Lowe’s Cos., Inc. (Specialty Retail)	282,397
1,200	LPL Financial Holdings, Inc. (Capital Markets)	88,908
1,135	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	200,157
4,700	LyondellBasell Industries NV Class A (Chemicals)	414,681
2,616	M&T Bank Corp. (Banks)	444,903
11,720	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	162,791
200	Macquarie Infrastructure Corp. (Transportation Infrastructure)	8,102
10,389	Macy’s, Inc. (Multiline Retail)	244,557
20,313	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	346,134
13,072	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	795,693
261	Markel Corp.* (Insurance)	279,664
6,283	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	857,127
1,909	Marsh & McLennan Cos., Inc. (Insurance)	180,000

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
4,794	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	$119,946
500	Masimo Corp.* (Health Care Equipment & Supplies)	65,075
13,953	Mastercard, Inc. Class A (IT Services)	3,547,411
31,548	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	621,180
4,475	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	268,500
3,241	MAXIMUS, Inc. (IT Services)	238,700
1,394	McCormick & Co., Inc. (Food Products)	214,634
2,221	McDonald’s Corp. (Hotels, Restaurants & Leisure)	438,803
15,101	McKesson Corp. (Health Care Providers & Services)	1,800,794
2,700	MDU Resources Group, Inc. (Multi-Utilities)	70,605
7,168	Medidata Solutions, Inc.* (Health Care Technology)	647,557
300	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	16,851
13,344	Merck & Co., Inc. (Pharmaceuticals)	1,050,306
15,681	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	270,027
12,341	MetLife, Inc. (Insurance)	569,290
2,340	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	1,743,908
42,721	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	320,835
5,997	MGM Resorts International (Hotels, Restaurants & Leisure)	159,700
3,015	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	126,811
54,801	Microsoft Corp. (Software)	7,157,011
569	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	62,254
4,342	Minerals Technologies, Inc. (Chemicals)	272,547
11,259	Mobile Mini, Inc. (Commercial Services & Supplies)	405,549
917	Mohawk Industries, Inc.* (Household Durables)	124,941
1,493	Molson Coors Brewing Co. Class B (Beverages)	95,836
2,742	Mondelez International, Inc. Class A (Food Products)	139,431
7,200	Monster Beverage Corp.* (Beverages)	429,120
3,320	Moody’s Corp. (Capital Markets)	652,778
13,193	Morgan Stanley (Capital Markets)	636,562
2,570	Motorola Solutions, Inc. (Communications Equipment)	372,419
1,318	MSCI, Inc. (Capital Markets)	297,051
1,717	Nasdaq, Inc. (Capital Markets)	158,307

Common Stocks – (continued)
United States – (continued)
16,243	National General Holdings Corp. (Insurance)	400,390
5,768	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	435,080
80,909	National Oilwell Varco, Inc. (Energy Equipment & Services)	2,114,961
34,370	Navient Corp. (Consumer Finance)	464,339
10,230	Navigant Consulting, Inc. (Professional Services)	233,551
8,049	NCR Corp.* (Technology Hardware, Storage & Peripherals)	233,019
1,426	Nektar Therapeutics* (Pharmaceuticals)	45,661
7,393	Nelnet, Inc. Class A (Consumer Finance)	429,164
3,339	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	243,246
92,550	New Residential Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	1,555,765
5,419	Newmont Goldcorp Corp. (Metals & Mining)	168,314
3,522	NextEra Energy, Inc. (Electric Utilities)	684,818
3,858	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	338,848
7,879	NiSource, Inc. (Multi-Utilities)	218,879
5,288	NMI Holdings, Inc. Class A* (Thrifts & Mortgage Finance)	148,487
7,840	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	212,150
3,509	Norfolk Southern Corp. (Road & Rail)	715,906
9,663	NorthWestern Corp. (Multi-Utilities)	674,961
2,441	Norwegian Cruise Line Holdings Ltd.* (Hotels, Restaurants & Leisure)	137,648
5,600	NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	230,552
3,700	Nuance Communications, Inc.* (Software)	62,271
3,568	Nucor Corp. (Metals & Mining)	203,626
9,693	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,754,433
20	NVR, Inc.* (Household Durables)	63,050
297	O’Reilly Automotive, Inc.* (Specialty Retail)	112,435
7,891	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	464,622
10,400	OneMain Holdings, Inc. (Consumer Finance)	353,288
28,069	Oracle Corp. (Software)	1,553,058
1,900	Oshkosh Corp. (Machinery)	156,921
1,200	Outfront Media, Inc. (Equity Real Estate Investment Trusts (REITs))	28,596
16,254	Owens-Illinois, Inc. (Containers & Packaging)	321,179
5,190	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	431,081
900	PACCAR, Inc. (Machinery)	64,503
16,236	Pacific Premier Bancorp, Inc. (Banks)	471,981
4,169	Parker-Hannifin Corp. (Machinery)	754,923

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
9,555	Patrick Industries, Inc.* (Building Products)	$476,508
4,241	Patterson Cos., Inc. (Health Care Providers & Services)	92,623
1,176	Paychex, Inc. (IT Services)	99,149
7,566	Paylocity Holding Corp.* (Software)	730,497
2,934	Peapack Gladstone Financial Corp. (Banks)	84,881
13,260	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	431,746
7,089	PepsiCo, Inc. (Beverages)	907,746
21,484	Performance Food Group Co.* (Food & Staples Retailing)	879,770
5,049	Pfizer, Inc. (Pharmaceuticals)	205,040
3,800	Philip Morris International, Inc. (Tobacco)	328,928
10,045	Phillips 66 (Oil, Gas & Consumable Fuels)	946,942
4,900	Pilgrim’s Pride Corp.* (Food Products)	131,859
2,159	Pinnacle West Capital Corp. (Electric Utilities)	205,688
17,331	PolyOne Corp. (Chemicals)	479,029
2,153	Portland General Electric Co. (Electric Utilities)	112,623
4,048	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	319,873
470	PPG Industries, Inc. (Chemicals)	55,225
5,748	PPL Corp. (Electric Utilities)	179,395
14,038	PQ Group Holdings, Inc.* (Chemicals)	221,941
14,935	PRA Group, Inc.* (Consumer Finance)	419,972
1,700	PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	164,594
2,461	Preferred Bank (Banks)	121,057
22,109	Primoris Services Corp. (Construction & Engineering)	484,629
9,894	ProAssurance Corp. (Insurance)	371,322
4,581	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	351,225
4,434	Proofpoint, Inc.* (Software)	556,112
610	Prudential Financial, Inc. (Insurance)	64,483
6,094	Public Service Enterprise Group, Inc. (Multi-Utilities)	363,507
2,697	PVH Corp. (Textiles, Apparel & Luxury Goods)	347,886
32,007	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	2,420,049
13,346	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	605,241
9,100	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	783,783
6,700	Quanta Services, Inc. (Construction & Engineering)	272,020
1,433	Quest Diagnostics, Inc. (Health Care Providers & Services)	138,113
21,616	Qurate Retail, Inc.* (Internet & Direct Marketing Retail)	368,553

Common Stocks – (continued)
United States – (continued)
14,438	Radian Group, Inc. (Thrifts & Mortgage Finance)	338,138
9,383	Raytheon Co. (Aerospace & Defense)	1,666,327
4,487	RBC Bearings, Inc.* (Machinery)	617,187
3,428	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	239,994
1,086	Red Hat, Inc.* (Software)	198,228
7,592	Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	124,205
980	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	65,827
210	Regeneron Pharmaceuticals, Inc.* (Biotechnology)	72,059
20,407	Regions Financial Corp. (Banks)	316,921
3,354	Republic Services, Inc. (Commercial Services & Supplies)	277,778
4,383	Resideo Technologies, Inc.* (Building Products)	99,494
14,268	ResMed, Inc. (Health Care Equipment & Supplies)	1,491,149
8,214	Retail Properties of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	100,950
3,327	Rogers Corp.* (Electronic Equipment, Instruments & Components)	557,339
8,702	Roper Technologies, Inc. (Industrial Conglomerates)	3,130,109
2,293	Ross Stores, Inc. (Specialty Retail)	223,934
4,500	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	358,200
7,149	S&P Global, Inc. (Capital Markets)	1,577,498
813	salesforce.com, Inc.* (Software)	134,430
2,100	Sally Beauty Holdings, Inc.* (Specialty Retail)	37,170
7,494	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	266,562
2,583	Science Applications International Corp. (IT Services)	193,596
2,521	Sempra Energy (Multi-Utilities)	322,562
1,344	ServiceNow, Inc.* (Software)	364,909
21,067	Silgan Holdings, Inc. (Containers & Packaging)	630,746
7,400	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	796,684
26,850	Sirius XM Holdings, Inc. (Media)	155,998
7,550	SiteOne Landscape Supply, Inc.* (Trading Companies & Distributors)	508,115
11,271	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	356,840
15,905	Skyline Champion Corp. (Household Durables)	335,755
27,079	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	2,387,826

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,239	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	$109,453
74,356	SLM Corp. (Consumer Finance)	755,457
862	Snap-on, Inc. (Machinery)	145,057
11,228	Southern Copper Corp. (Metals & Mining)	431,380
7,200	Southwest Airlines Co. (Airlines)	390,456
2,000	Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)	173,800
1,548	Spirit Airlines, Inc.* (Airlines)	84,180
2,044	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	82,700
2,900	SPX FLOW, Inc.* (Machinery)	104,226
20,006	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	575,773
1,903	Standard Motor Products, Inc. (Auto Components)	95,093
1,011	Stanley Black & Decker, Inc. (Machinery)	148,213
11,252	Starbucks Corp. (Hotels, Restaurants & Leisure)	874,055
17,217	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	396,852
999	State Street Corp. (Capital Markets)	67,592
12,818	Steel Dynamics, Inc. (Metals & Mining)	406,074
7,162	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	260,339
15,745	Stifel Financial Corp. (Capital Markets)	939,504
3,593	Stryker Corp. (Health Care Equipment & Supplies)	678,754
8,415	Sun Hydraulics Corp. (Machinery)	440,441
30,155	SunCoke Energy, Inc.* (Metals & Mining)	259,635
4,427	SunTrust Banks, Inc. (Banks)	289,880
14,608	Superior Energy Services, Inc.* (Energy Equipment & Services)	52,443
10,544	Sykes Enterprises, Inc.* (IT Services)	292,596
1,500	Symantec Corp. (Software)	36,315
4,800	Synchrony Financial (Consumer Finance)	166,416
20,808	Syneos Health, Inc.* (Life Sciences Tools & Services)	976,519
3,997	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	431,196
2,926	Synopsys, Inc.* (Software)	354,280
7,609	Synovus Financial Corp. (Banks)	280,468
2,687	Sysco Corp. (Food & Staples Retailing)	189,084
7,199	T-Mobile US, Inc.* (Wireless Telecommunication Services)	525,455
1,486	T. Rowe Price Group, Inc. (Capital Markets)	159,745
10,122	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	326,637
5,980	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	240,097
4,895	Target Corp. (Multiline Retail)	378,971
23,211	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,137,339

Common Stocks – (continued)
United States – (continued)
4,880	Tetra Tech, Inc. (Commercial Services & Supplies)	315,834
7,803	Texas Capital Bancshares, Inc.* (Banks)	505,088
12,093	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,424,918
12,659	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	683,713
4,451	Textron, Inc. (Aerospace & Defense)	235,903
1,318	The Allstate Corp. (Insurance)	130,561
3,799	The Bank of New York Mellon Corp. (Capital Markets)	188,658
628	The Boeing Co. (Aerospace & Defense)	237,189
33,000	The Charles Schwab Corp. (Capital Markets)	1,510,740
1,848	The Clorox Co. (Household Products)	295,181
10,810	The Coca-Cola Co. (Beverages)	530,339
1,639	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	475,179
8,317	The Estee Lauder Cos., Inc. Class A (Personal Products)	1,428,944
13,000	The Geo Group, Inc. (Equity Real Estate Investment Trusts (REITs))	260,260
1,487	The Hanover Insurance Group, Inc. (Insurance)	179,347
3,085	The Hartford Financial Services Group, Inc. (Insurance)	161,376
847	The Hershey Co. (Food Products)	105,748
13,133	The Home Depot, Inc. (Specialty Retail)	2,675,192
5,815	The Interpublic Group of Cos., Inc. (Media)	133,745
2,565	The J.M. Smucker Co. (Food Products)	314,546
2,476	The Kraft Heinz Co. (Food Products)	82,302
10,560	The Kroger Co. (Food & Staples Retailing)	272,237
1,386	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	55,634
7,500	The Michaels Cos., Inc.* (Specialty Retail)	84,300
17,266	The Mosaic Co. (Chemicals)	450,815
2,225	The PNC Financial Services Group, Inc. (Banks)	304,669
7,519	The Procter & Gamble Co. (Household Products)	800,623
1,939	The Progressive Corp. (Insurance)	151,533
5,180	The Sherwin-Williams Co. (Chemicals)	2,356,019
17,891	The Southern Co. (Electric Utilities)	952,159
4,115	The Timken Co. (Machinery)	197,314
10,156	The TJX Cos., Inc. (Specialty Retail)	557,361
914	The Travelers Cos., Inc. (Insurance)	131,387
24,665	The Walt Disney Co. (Entertainment)	3,378,365
8,344	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	2,315,043
2,541	Tiffany & Co. (Specialty Retail)	273,971
1,497	Torchmark Corp. (Insurance)	131,227
2,217	Total System Services, Inc. (IT Services)	226,666
1,471	Tractor Supply Co. (Specialty Retail)	152,248

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
200	TriNet Group, Inc.* (Professional Services)	$12,468
9,746	TTEC Holdings, Inc. (IT Services)	355,339
5,390	Tupperware Brands Corp. (Household Durables)	128,282
8,377	Tutor Perini Corp.* (Construction & Engineering)	167,289
50,821	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	704,379
8,503	Tyson Foods, Inc. Class A (Food Products)	637,810
2,395	U.S. Bancorp (Banks)	127,701
2,013	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	90,484
2,100	UGI Corp. (Gas Utilities)	114,471
979	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	341,651
7,291	Umpqua Holdings Corp. (Banks)	126,572
2,328	Union Pacific Corp. (Road & Rail)	412,149
9,398	United Bankshares, Inc. (Banks)	368,778
10,165	United Parcel Service, Inc. Class B (Air Freight & Logistics)	1,079,726
569	United Rentals, Inc.* (Trading Companies & Distributors)	80,183
6,302	United Technologies Corp. (Aerospace & Defense)	898,728
9,822	UnitedHealth Group, Inc. (Health Care Providers & Services)	2,289,214
3,693	Universal Corp. (Tobacco)	198,905
13,885	Universal Forest Products, Inc. (Building Products)	513,051
2,057	Universal Health Services, Inc. Class B (Health Care Providers & Services)	260,972
9,149	Unum Group (Insurance)	337,781
8,915	US Ecology, Inc. (Commercial Services & Supplies)	543,904
5,785	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	524,468
21,688	Valvoline, Inc. (Chemicals)	401,228
1,256	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	171,030
481	Veeva Systems, Inc. Class A* (Health Care Technology)	67,277
2,025	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	123,748
1,258	VeriSign, Inc.* (IT Services)	248,392
1,691	Verisk Analytics, Inc. (Professional Services)	238,668
21,039	Verizon Communications, Inc. (Diversified Telecommunication Services)	1,203,220
5,471	Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	285,477
1,100	Vertex Pharmaceuticals, Inc.* (Biotechnology)	185,878
3,705	VF Corp. (Textiles, Apparel & Luxury Goods)	349,789

Common Stocks – (continued)
United States – (continued)
15,569	Viacom, Inc. Class B (Entertainment)	450,100
10,733	Virtusa Corp.* (IT Services)	596,218
11,208	Visa, Inc. Class A (IT Services)	1,842,931
669	W.W. Grainger, Inc. (Trading Companies & Distributors)	188,658
10,496	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	562,271
7,608	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	418,060
5,247	Walmart, Inc. (Food & Staples Retailing)	539,601
9,984	Washington Federal, Inc. (Thrifts & Mortgage Finance)	330,870
1,583	Waste Management, Inc. (Commercial Services & Supplies)	169,919
2,234	WD-40 Co. (Household Products)	375,870
10,882	Webster Financial Corp. (Banks)	578,161
4,446	WEC Energy Group, Inc. (Multi-Utilities)	348,700
714	WellCare Health Plans, Inc.* (Health Care Providers & Services)	184,462
18,600	Wells Fargo & Co. (Banks)	900,426
5,350	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	398,735
14,291	WESCO International, Inc.* (Trading Companies & Distributors)	818,017
1,750	Westrock Co. (Containers & Packaging)	67,165
736	Whirlpool Corp. (Household Durables)	102,172
340	White Mountains Insurance Group Ltd. (Insurance)	319,274
12,872	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	473,818
19,495	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	601,421
4,162	Worldpay, Inc. Class A* (IT Services)	487,828
1,480	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	117,394
704	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	101,693
4,537	Xcel Energy, Inc. (Electric Utilities)	256,340
14,400	Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	311,760
6,752	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	811,185
2,822	XPO Logistics, Inc.* (Air Freight & Logistics)	192,122
2,914	Xylem, Inc. (Machinery)	243,028
9,677	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	460,045
1,653	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	172,557
897	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	110,475
4,396	Zions Bancorp NA (Banks)	216,855
1,603	Zoetis, Inc. (Pharmaceuticals)	163,250

		280,390,064

TOTAL COMMON STOCKS
(Cost $514,250,629)		$579,525,699

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Preferred Stocks – 0.6%
Brazil – 0.1%
Banco Bradesco SA (Banks)
50,011	2.870%	$453,801
Banco do Estado do Rio Grande do Sul SA (Banks)
22,900	8.210	142,618
Bradespar SA (Metals & Mining)
3,500	8.480	28,474
Braskem SA Class A (Chemicals)
2,000	5.060	24,371
Cia Brasileira de Distribuicao (Food & Staples Retailing)
1,200	1.830	29,532
Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)
5,600	14.510	29,991
Cia Energetica de Minas Gerais (Electric Utilities)
13,566	4.500	50,997
Gerdau SA (Metals & Mining)
9,200	3.260	33,200
Itau Unibanco Holding SA (Banks)
750	4.510	6,471
Itausa – Investimentos Itau SA (Banks)
5,070	3.650	15,400
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
28,900	3.550	199,811
Telefonica Brasil SA (Diversified Telecommunication Services)
2,970	11.280	35,274

		1,049,940

Chile – 0.0%
Embotelladora Andina SA (Beverages)
5,199	3.960	18,561

Colombia – 0.0%
Bancolombia SA (Banks)
1,626	2.640	20,569
Grupo Aval Acciones y Valores SA (Banks)
11,947	4.130	4,600

		25,169

Germany – 0.5%
FUCHS PETROLUB SE (Chemicals)
855	2.710	37,281
Henkel AG & Co. KgaA (Household Products)
236	2.130	23,886
Porsche Automobil Holding SE (Automobiles)
352	3.040	24,470
Volkswagen AG (Automobiles)
18,164	2.670	3,171,472

		3,257,109

Russia – 0.0%
Transneft PJSC (Oil, Gas & Consumable Fuels)
7	0.000	18,210

South Korea*(b) – 0.0%
CJ Corp. (Industrial Conglomerates)
38	0.000	878

TOTAL PREFERRED STOCKS – 0.6%
(Cost $3,485,586)		$4,369,867

Units	Description	Expiration Date	Value

Rights* – 0.0%
China – 0.0%
Haitong Securities Co. Ltd. Class H (Capital Markets)
6,819		06/30/19	$—

India – 0.0%
Bharti Airtel Ltd. (Wireless Telecommunication Services)
993		05/17/19	1,432

Taiwan – 0.0%
CTBC Financial Holding Co. Ltd. (Banks)
603		02/13/19	—

TOTAL RIGHTS
(Cost $—)			$1,432

Warrant* – 0.0%
Thailand – 0.0%
540	Mint W6 R	04/27/20	$—
(Cost $—)

Shares	Description	Value

Exchange Traded Funds – 9.9%
435,057	iShares Core MSCI EAFE ETF	$27,217,166
7,744	iShares MSCI Emerging Markets ETF	340,194
146,641	Vanguard S&P 500 ETF	39,594,536

TOTAL EXCHANGE TRADED FUNDS
(Cost $60,490,522)		$67,151,896

Shares	Dividend Rate	Value

Investment Companies(c) – 3.1%
Goldman Sachs Financial Square Government Fund – Class R6
9,152,305	2.464%	$9,152,305
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,564,108	2.464	11,564,108

TOTAL INVESTMENT COMPANIES
(Cost $20,716,413)		20,716,413

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(d) – 0.0%
United States Treasury Bill
$60,000	0.000%	06/20/19	$59,802
(Cost $59,800)

TOTAL INVESTMENTS – 99.3%
(Cost $599,002,950)			$671,825,109

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			4,784,030

NET ASSETS – 100.0%			$676,609,139

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	AUD	8,340,000	USD	5,841,728	05/02/19	$37,841
	CHF	7,510,000	USD	7,359,700	05/02/19	12,078
	DKK	10,110,000	USD	1,508,948	05/02/19	10,192
	EUR	23,650,000	USD	26,349,529	05/02/19	180,985
	GBP	11,120,000	USD	14,338,094	05/02/19	163,946
	ILS	840,000	USD	231,251	05/02/19	2,249
	NOK	5,350,000	USD	616,643	05/02/19	3,525
	NZD	310,000	USD	205,015	05/02/19	2,041
	SEK	21,000,000	USD	2,201,645	05/02/19	9,914
	SGD	1,530,000	USD	1,121,755	05/02/19	3,195
	USD	5,949,182	AUD	8,340,000	05/02/19	69,612
	USD	7,573,240	CHF	7,510,000	05/02/19	201,461
	USD	1,532,020	DKK	10,110,000	05/02/19	12,880
	USD	26,758,255	EUR	23,650,000	05/02/19	227,741
	USD	14,724,468	GBP	11,120,000	05/02/19	222,429
	USD	3,205,009	HKD	25,130,000	05/02/19	1,521
	USD	3,205,399	HKD	25,130,000	06/04/19	264
	USD	20,406,450	JPY	2,250,000,000	05/07/19	196,319
	USD	627,435	NOK	5,350,000	05/02/19	7,268
	USD	213,881	NZD	310,000	05/02/19	6,825
	USD	2,280,043	SEK	21,000,000	05/02/19	68,484
	USD	1,132,758	SGD	1,530,000	05/02/19	7,807

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	2,780,000	USD	1,947,243	05/02/19	$12,614
	CHF	2,500,000	USD	2,449,967	05/02/19	4,021
	DKK	3,370,000	USD	502,983	05/02/19	3,397
	EUR	7,870,000	USD	8,768,321	05/02/19	60,226
	GBP	3,700,000	USD	4,770,769	05/02/19	54,550
	ILS	280,000	USD	77,084	05/02/19	750
	NOK	1,800,000	USD	207,469	05/02/19	1,186
	NZD	100,000	USD	66,134	05/02/19	658
	SEK	6,975,000	USD	731,261	05/02/19	3,293
	SGD	510,000	USD	373,918	05/02/19	1,065
	USD	1,983,060	AUD	2,780,000	05/02/19	23,204
	USD	2,521,040	CHF	2,500,000	05/02/19	67,053
	USD	510,667	DKK	3,370,000	05/02/19	4,287
	USD	8,904,351	EUR	7,870,000	05/02/19	75,805
	USD	4,899,355	GBP	3,700,000	05/02/19	74,035
	USD	1,066,211	HKD	8,360,000	05/02/19	507
	USD	1,066,340	HKD	8,360,000	06/04/19	88
	USD	6,793,063	JPY	749,000,000	05/07/19	65,335
	USD	211,101	NOK	1,800,000	05/02/19	2,447
	USD	69,023	NZD	100,000	05/02/19	2,230
	USD	757,320	SEK	6,975,000	05/02/19	22,767
	USD	377,594	SGD	510,000	05/02/19	2,611
State Street Bank and Trust	EUR	20,791	USD	23,253	05/02/19	73
	EUR	2,473	USD	2,772	05/03/19	2
	JPY	10,185,589	USD	91,173	05/07/19	316
	JPY	14,540,788	USD	130,078	05/08/19	542
	JPY	8,520,529	USD	76,265	05/09/19	283
	SEK	32,218	USD	3,389	05/02/19	4

TOTAL						$1,931,926

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA	HKD	25,130,000	USD	3,203,830	05/02/19	$(344)
	USD	5,846,365	AUD	8,340,000	06/04/19	(38,030)
	USD	7,382,754	CHF	7,510,000	06/04/19	(12,808)
	USD	1,513,462	DKK	10,110,000	06/04/19	(10,431)
	USD	26,423,483	EUR	23,650,000	06/04/19	(182,838)
	USD	14,362,681	GBP	11,120,000	06/04/19	(165,465)
	USD	232,409	ILS	840,000	05/02/19	(1,091)
	USD	231,735	ILS	840,000	06/04/19	(2,277)
	USD	20,176,947	JPY	2,250,000,000	06/04/19	(80,854)
	USD	617,452	NOK	5,350,000	06/04/19	(3,545)
	USD	205,145	NZD	310,000	06/04/19	(2,040)
	USD	2,207,502	SEK	21,000,000	06/04/19	(9,997)
	USD	1,122,420	SGD	1,530,000	06/04/19	(3,150)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	HKD	8,360,000	USD	1,065,818	05/02/19	$(114)
	USD	1,948,788	AUD	2,780,000	06/04/19	(12,676)
	USD	2,457,641	CHF	2,500,000	06/04/19	(4,263)
	USD	504,487	DKK	3,370,000	06/04/19	(3,477)
	USD	8,792,931	EUR	7,870,000	06/04/19	(60,843)
	USD	4,778,950	GBP	3,700,000	06/04/19	(55,056)
	USD	77,470	ILS	280,000	05/02/19	(364)
	USD	77,245	ILS	280,000	06/04/19	(759)
	USD	6,716,682	JPY	749,000,000	06/04/19	(26,915)
	USD	207,741	NOK	1,800,000	06/04/19	(1,193)
	USD	66,176	NZD	100,000	06/04/19	(658)
	USD	733,206	SEK	6,975,000	06/04/19	(3,320)
	USD	374,140	SGD	510,000	06/04/19	(1,050)
State Street Bank and Trust	SEK	12,073	USD	1,273	05/03/19	(2)
	USD	23,036	EUR	20,604	05/02/19	(78)
	USD	26,215	EUR	23,380	05/03/19	(15)
	USD	19,978	JPY	2,232,819	05/07/19	(78)
	USD	13,958	JPY	1,562,048	05/08/19	(74)
	USD	40,757	JPY	4,556,172	05/09/19	(174)

TOTAL						$(683,979)

FUTURES CONTRACTS — At April 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	7	06/21/19	$670,950	$12,414
MSCI Emerging Markets Index	4	06/21/19	216,040	3,931
S&P 500 E-Mini Index	12	06/21/19	1,769,100	102,190

TOTAL FUTURES CONTRACTS				$118,535

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 34.5%
Sovereign – 34.5%
	Argentina Treasury Bond BONCER
ARS	39,059,913	2.250%		04/28/20	$716,535
	Bonos de la Tesoreria de la Republica
CLP	2,323,622,280	2.000		03/01/35	3,693,660
	Brazil Notas do Tesouro Nacional
BRL	6,200,000	10.000		01/01/21	1,646,250
	33,347,000	10.000		01/01/23	8,964,293
	14,250,000	10.000		01/01/25	3,845,753
	1,850,000	10.000		01/01/27	499,087
	China Government International Bond
	$387,000	3.250		10/19/23	395,007
	Corp. Financiera de Desarrollo SA
	2,406,000	3.250		07/15/19	2,402,992
	290,000	4.750		07/15/25	304,441
	Development Bank of the Republic of Belarus JSC(a)
	478,000	6.750		05/02/24	480,880
	Dominican Republic
	2,429,000	6.875		01/29/26	2,677,972
	Ecuador Government International Bond
	1,428,000	7.950		06/20/24	1,449,884
	1,257,000	10.500		03/24/20	1,310,542
	Egypt Treasury Bills(b)
EGP	12,675,000	0.000		05/07/19	735,947
	19,000,000	0.000		05/14/19	1,099,610
	16,800,000	0.000		06/04/19	962,786
	44,000,000	0.000		06/25/19	2,496,904
	17,250,000	0.000		07/16/19	969,376
	14,800,000	0.000		07/02/19	837,127
	14,000,000	0.000		07/30/19	780,885
	Federal Republic of Brazil
	$2,116,000	4.625	(c)	01/13/28	2,121,766
	565,000	5.000		01/27/45	515,280
	995,000	5.625		02/21/47	976,757
	Government of Jamaica
	670,000	7.875		07/28/45	810,697
	310,000	8.000		03/15/39	375,424
	Hungary Government Bond
	410,000	5.750		11/22/23	454,680
	1,924,000	6.375		03/29/21	2,043,788
	Indonesia Treasury Bond
IDR	21,200,000,000	6.625		05/15/33	1,283,158
	43,827,000,000	7.500		08/15/32	2,887,969
	Islamic Republic of Pakistan
	$996,000	6.875		12/05/27	985,866
	Kingdom of Jordan
	671,000	7.375		10/10/47	652,547
	Malaysia Government Bond
MYR	6,330,000	3.480		03/15/23	1,523,089
	6,915,000	3.800		08/17/23	1,682,162
	6,600,000	3.899		11/16/27	1,598,616
	8,800,000	3.906		07/15/26	2,144,869
	3,570,000	4.048		09/30/21	875,466
	3,770,000	4.181		07/15/24	932,235
	1,700,000	4.921		07/06/48	429,870

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Nigeria Omo Bill(b)
NGN	430,000,000	0.000		02/20/20	1,070,351
	Nigeria T – Bill
	223,000,000	0.000	(b)	02/27/20	545,242
	73,000,000	0.000	(b)	01/16/20	181,421
	286,500,000	1.000		04/16/20	698,123
	565,000,000	14.950		01/30/20	1,416,552
	Oman Government International Bond
	$705,000	4.750		06/15/26	652,125
	1,270,000	6.500		03/08/47	1,131,887
	Panama Notas del Tesoro(a)
	922,000	3.750		04/17/26	918,602
	Perusahaan Penerbit SBSN
	480,000	4.150		03/29/27	487,951
	Poland Government Bond
	605,000	3.000		03/17/23	611,095
	1,934,000	6.375		07/15/19	1,947,325
	Republic of Angola
	1,325,000	9.500		11/12/25	1,487,312
	Republic of Argentina
ARS	32,000,000	0.000	(b)	07/31/20	621,495
	$280,000	4.625		01/11/23	206,546
	1,512,000	5.875		01/11/28	1,047,733
	1,345,000	6.875		01/26/27	966,382
	25,000	6.875		01/11/48	16,556
	825,000	7.125		07/06/36	567,188
	185,000	7.500		04/22/26	138,816
	Republic of Azerbaijan
	1,300,000	5.125		09/01/29	1,309,750
	Republic of Bahrain
	305,000	6.125		07/05/22	314,913
	295,000	7.500		09/20/47	314,175
	Republic of Chile
	1,000,000	3.250		09/14/21	1,018,265
	Republic of Colombia
	952,000	4.500	(c)	01/28/26	1,003,408
	2,276,000	5.000	(c)	06/15/45	2,371,592
COP	7,285,400,000	6.000		04/28/28	2,158,592
	7,931,500,000	7.000		05/04/22	2,562,219
	11,367,800,000	7.500		08/26/26	3,734,700
	9,903,000,000	7.750		09/18/30	3,264,215
	8,183,000,000	10.000		07/24/24	2,979,161
	Republic of Costa Rica
	$490,000	4.250		01/26/23	469,222
	795,000	7.158		03/12/45	773,137
	Republic of Croatia
	940,000	6.000		01/26/24	1,052,607
	Republic of Egypt
	1,790,000	5.875		06/11/25	1,747,487
	140,000	6.588	(a)	02/21/28	134,925
	475,000	6.588		02/21/28	457,781
	655,000	7.500		01/31/27	672,194
	180,000	7.903	(a)	02/21/48	173,475
	820,000	8.500		01/31/47	830,250
	Republic of Gabon
	400,000	6.375		12/12/24	385,500

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Ghana
	$240,000	7.625	%(a)	05/16/29	$235,500
	260,000	7.875	(a)	03/26/27	263,250
	490,000	8.125		01/18/26	507,150
	1,328,000	8.125	(a)	03/26/32	1,317,064
	240,000	8.627	(a)	06/16/49	229,800
	Republic of Indonesia
	1,485,000	4.100		04/24/28	1,518,412
	1,000,000	4.450		02/11/24	1,044,022
	335,000	4.750		01/08/26	356,586
IDR	2,800,000,000	7.000		05/15/22	195,705
	10,690,000,000	7.000		05/15/27	714,542
	22,480,000,000	8.250		05/15/29	1,624,373
	30,551,000,000	8.375		03/15/24	2,234,290
	61,932,000,000	8.375		09/15/26	4,483,964
	23,339,000,000	9.000		03/15/29	1,756,567
	Republic of Iraq(c)
	$807,000	5.800		01/15/28	780,772
	Republic of Ivory Coast(c)(d)
	1,060,660	5.750		12/31/32	997,020
	Republic of Kenya
	745,000	6.875		06/24/24	758,037
	205,000	8.250		02/28/48	202,262
	Republic of Lebanon
	535,000	6.000		01/27/23	462,106
	492,000	6.250		11/04/24	410,205
	492,000	6.600		11/27/26	403,880
	1,079,000	6.650		11/03/28	868,374
	180,000	6.850		03/23/27	147,772
	Republic of Lithuania
	932,000	7.375		02/11/20	964,061
	Republic of Mongolia
	205,000	5.125		12/05/22	201,141
	Republic of Namibia
	255,000	5.250		10/29/25	247,669
	Republic of Nigeria
	625,000	6.500		11/28/27	615,625
	390,000	7.625	(a)	11/28/47	374,888
	1,445,000	7.875		02/16/32	1,491,962
	Republic of Panama(c)
	630,000	3.875		03/17/28	651,770
	295,000	4.000		09/22/24	307,390
	Republic of Peru
PEN	3,860,000	6.150	(a)	08/12/32	1,229,550
	7,740,000	6.350		08/12/28	2,544,640
	5,028,000	6.950		08/12/31	1,713,757
	Republic of Philippines
	$2,115,000	3.750		01/14/29	2,218,106
PHP	25,000,000	5.500		03/08/23	472,536
	Republic of Poland
PLN	22,566,000	2.500		07/25/27	5,753,977
	Republic of Qatar
	$930,000	4.000	(a)	03/14/29	968,163
	285,000	4.500		04/23/28	307,444
	280,000	5.103		04/23/48	312,778
	500,000	5.103	(a)	04/23/48	558,533

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Romania
RON	5,685,000	4.250		06/28/23	1,337,631
	7,510,000	5.850		04/26/23	1,874,915
	$1,228,000	6.750		02/07/22	1,341,590
	Republic of Saudi
	330,000	4.375	(a)	04/16/29	346,335
	650,000	5.250		01/16/50	704,961
	Republic of Senegal
	510,000	6.250		07/30/24	531,038
	Republic of South Africa
	1,289,000	4.875		04/14/26	1,276,091
	1,385,000	5.875		09/16/25	1,459,444
ZAR	34,450,000	8.000		01/31/30	2,225,429
	35,325,000	8.500		01/31/37	2,224,896
	67,942,000	8.750		01/31/44	4,290,858
	65,154,467	8.750		02/28/48	4,120,701
	16,800,000	8.875		02/28/35	1,106,496
	16,412,042	10.500		12/21/26	1,271,475
	Republic of Sri Lanka
	$3,115,000	6.850		11/03/25	3,104,300
	Republic of Turkey
	1,120,000	5.125		02/17/28	946,484
	175,000	6.000		03/25/27	157,441
	2,662,000	7.625		04/26/29	2,588,795
TRY	4,390,000	8.500		07/10/19	714,389
	1,225,000	10.500		08/11/27	132,521
	10,080,000	10.700		02/17/21	1,376,795
	4,563,100	11.000		03/02/22	575,463
	22,831,103	11.000		02/24/27	2,531,092
	2,000,000	16.200		06/14/23	281,553
	Republic of Uruguay
UYU	13,066,475	3.700		06/26/37	384,367
	10,962,670	4.375		12/15/28	335,738
	$2,737,247	4.375	(c)	01/23/31	2,845,368
	Republic of Venezuela
	85,000	6.000		12/09/20	23,588
	190,000	7.000		03/31/38	51,300
	199,000	7.650		04/21/25	55,223
	110,000	7.750		10/13/19	29,975
	175,000	8.250		10/13/24	49,438
	203,000	9.000		05/07/23	57,601
	165,000	9.250		09/15/27	49,913
	145,000	9.250		05/07/28	40,963
	152,000	9.375		01/13/34	48,260
	205,000	11.750		10/21/26	61,500
	205,000	11.950		08/05/31	59,450
	140,000	12.750		08/23/22	42,000
	Republic of Zambia
	875,000	8.500		04/14/24	605,937
	Russian Federation Bond
	2,200,000	4.750		05/27/26	2,277,275
	1,200,000	5.100	(a)	03/28/35	1,242,000
	400,000	5.875		09/16/43	457,500
RUB	117,800,000	6.500		02/28/24	1,730,409
	209,300,000	6.900		05/23/29	2,998,738
	92,000,000	7.000		08/16/23	1,388,034

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Russian Federation Bond – (continued)
RUB	102,160,000	7.100%		10/16/24	$1,533,579
	96,600,000	7.600		07/20/22	1,488,766
	219,076,000	7.750		09/16/26	3,363,889
	88,450,000	8.150		02/03/27	1,390,466
	133,500,000	8.500		09/17/31	2,128,753
	Thailand Government Bond
THB	120,800,000	3.400		06/17/36	4,004,362
	Ukraine Government Bond
	$2,036,000	7.750		09/01/23	1,964,740
	940,000	7.750		09/01/27	866,680
	United Mexican States
	3,310,000	3.750		01/11/28	3,253,730
	170,000	4.150		03/28/27	172,295
MXN	40,510,000	5.750		03/05/26	1,876,410
	37,780,000	6.500		06/09/22	1,912,334
	53,600,000	7.500		06/03/27	2,722,656
	$31,160,000	7.750		05/29/31	1,577,296
	32,500,000	7.750		11/13/42	1,582,096
	62,970,000	8.000		12/07/23	3,324,441
	73,150,000	10.000		12/05/24	4,208,994

	TOTAL FOREIGN DEBT OBLIGATIONS (Cost $234,584,837)				$232,176,840

Corporate Obligations – 38.4%
Advertising(a)(c) – 0.0%
	Getty Images, Inc.
	$85,000	9.750%		03/01/27	$86,275

Aerospace & Defense(c) – 0.5%
	TransDigm, Inc.(a)
	1,515,000	6.250		03/15/26	1,573,706
	1,100,000	7.500		03/15/27	1,134,375
	Triumph Group, Inc.
	780,000	7.750		08/15/25	776,100

					3,484,181

Agriculture(a)(c) – 0.4%
	JBS Investments II GmbH
	1,520,000	7.000		01/15/26	1,580,800
	Vector Group Ltd.
	1,085,000	10.500		11/01/26	1,025,325

					2,606,125

Automotive – 1.0%
	Adient US LLC(a)(c)
	760,000	7.000		05/15/26	776,150
	American Axle & Manufacturing, Inc.(c)
	700,000	6.250		04/01/25	703,500
	BCD Acquisition, Inc.(a)(c)
	625,000	9.625		09/15/23	662,500
	Cooper-Standard Automotive, Inc.(a)(c)
	750,000	5.625		11/15/26	690,000
	Delphi Technologies PLC(a)
	1,055,000	5.000		10/01/25	967,477

Corporate Obligations – (continued)
Automotive – (continued)
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a)(c)
	1,070,000	8.500		05/15/27	1,104,775
	Tenneco, Inc.(c)
EUR	650,000	5.000		07/15/24	766,666
	Tesla, Inc.(a)(c)
	$620,000	5.300		08/15/25	528,550
	Titan International, Inc.(c)
	700,000	6.500		11/30/23	679,000

					6,878,618

Banks – 1.3%
	Banco Santander SA(c)(e)(5 year EUR Swap + 4.097%)
EUR	400,000	4.750		12/31/99	409,721
	Bancolombia SA
	$680,000	5.125		09/11/22	707,200
	Barclays PLC(c)(e)(5 year CMT + 5.672%)
	930,000	8.000		12/31/99	976,529
	Deutsche Bank AG(c)(e)(5 Year USD ICE Swap + 2.553%)
	207,000	4.875		12/01/32	176,868
	Freedom Mortgage Corp.(a)(c)
	10,000	8.125		11/15/24	8,825
	1,898,000	8.250		04/15/25	1,665,495
	Intesa Sanpaolo SpA(c)(e)
	(5 year EUR Swap + 7.192%)
EUR	900,000	7.750		12/29/49	1,134,359
	(5 year USD Swap + 5.462%)
	$500,000	7.700	(a)	12/29/49	490,521
	Popular, Inc.(c)
	1,370,000	6.125		09/14/23	1,425,034
	UniCredit SpA(c)(e)
	(5 Year USD ICE Swap + 3.703%)
	900,000	5.861	(a)	06/19/32	840,966
	(5 year USD ICE Swap + 4.914%)
	760,000	7.296	(a)	04/02/34	777,177
	(5 year USD Swap + 5.180%)
	400,000	8.000		04/03/49	385,000

					8,997,695

Building Materials(a)(c) – 0.1%
	Builders FirstSource, Inc.
	694,000	5.625		09/01/24	695,735

Chemicals(c) – 1.4%
	Cornerstone Chemical Co.(a)
	1,310,000	6.750		08/15/24	1,275,612
	Hexion, Inc.(f)
	2,060,000	6.625		04/15/20	1,627,400
	Momentive Performance Materials, Inc.
	2,550,000	3.880		10/24/21	2,824,125
	600,000	4.690		04/24/22	699,000
	Rain CII Carbon LLC/CII Carbon Corp.(a)
	1,540,000	7.250		04/01/25	1,455,300
	Starfruit Finco B.V./Starfruit US Holdco LLC(a)
	710,000	8.000		10/01/26	728,638
	TPC Group, Inc.(a)
	960,000	8.750		12/15/20	948,000

					9,558,075

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Coal(a)(c) – 0.2%
	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
	$1,346,000	7.500%	06/15/25	$1,352,730

Commercial Services(c) – 1.4%
	AA Bond Co, Ltd.
GBP	600,000	4.875	07/31/24	786,023
	Global A&T Electronics Ltd.
	$2,009,000	8.500	01/12/23	1,918,786
	Laureate Education, Inc.(a)
	1,350,000	8.250	05/01/25	1,461,375
	Monitronics International, Inc.
	1,650,000	9.125	04/01/20	66,000
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
	468,000	9.250	05/15/23	493,155
	Refinitiv US Holdings, Inc.(a)
	715,000	6.250	05/15/26	732,875
	United Rentals North America, Inc.
	1,105,000	6.500	12/15/26	1,180,969
	1,372,000	5.250	01/15/30	1,375,430
	Verisure Midholding AB
EUR	900,000	5.750	12/01/23	1,036,685
	Verscend Escrow Corp.(a)
	$600,000	9.750	08/15/26	637,500

				9,688,798

Computers(a)(c) – 0.3%
	Banff Merger Sub, Inc.
EUR	700,000	8.375	09/01/26	797,784
	$1,000,000	9.750	09/01/26	1,002,500

				1,800,284

Diversified Financial Services – 2.3%
	Amigo Luxembourg SA(c)
GBP	550,000	7.625	01/15/24	713,750
	Avation Capital SA(a)(c)
	$2,340,000	6.500	05/15/21	2,348,775
	Bracken MidCo1 PLC(c)(g) (PIK 10.375%, Cash 8.875%)
GBP	580,000	8.875	10/15/23	749,491
	Jerrold Finco PLC(c)
	850,000	6.125	01/15/24	1,124,140
	Mulhacen Pte Ltd.(c)(g)(PIK 7.250%, Cash 6.500%)
EUR	1,146,263	6.500	08/01/23	1,297,863
	Nationstar Mortgage Holdings, Inc.(a)(c)
	$550,000	8.125	07/15/23	554,125
	1,440,000	9.125	07/15/26	1,440,000
	Quicken Loans, Inc.(a)(c)
	1,100,000	5.750	05/01/25	1,117,440
	Springleaf Finance Corp.
	2,425,000	6.875	03/15/25	2,600,812
	920,000	7.125	03/15/26	985,550
	Vantiv LLC/Vantiv Issuer Corp.(c)
GBP	540,000	3.875	11/15/25	734,538
	Voyager Aviation Holdings LLC/Voyager Finance Co.(a)(c)
	$1,500,000	8.500	08/15/21	1,552,500

				15,218,984

Corporate Obligations – (continued)
Electrical – 0.8%
	Drax Finco PLC(a)(c)
	1,150,000	6.625	11/01/25	1,164,375
	Eskom Holdings SOC Ltd.
	390,000	6.750	08/06/23	391,950
	NRG Energy, Inc.(c)
	820,000	6.250	05/01/24	846,650
	510,000	7.250	05/15/26	555,900
	Perusahaan Listrik Negara PT
	1,450,000	4.125	05/15/27	1,427,380
	Vistra Operations Co. LLC(a)(c)
	700,000	5.500	09/01/26	721,000

				5,107,255

Energy – Exploration & Production(f)(h) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
	700,000	10.000	06/01/20	—
	72,000	10.750	10/01/20	—
	300,000	9.250	06/01/21	—

				—

Energy-Alternate Sources – 0.0%
	Tesla Energy Operations, Inc.
	244,000	1.625	11/01/19	236,749

Engineering & Construction(c) – 0.8%
	Aeropuerto Internacional de Tocumen SA
	990,000	5.625	05/18/36	1,042,821
	Mexico City Airport Trust
	290,000	5.500	07/31/47	271,513
	New Enterprise Stone & Lime Co., Inc.(a)
	1,130,000	6.250	03/15/26	1,144,125
	Tutor Perini Corp.(a)
	1,600,000	6.875	05/01/25	1,598,000
	Weekley Homes LLC/Weekley Finance Corp.
	1,275,000	6.625	08/15/25	1,255,875

				5,312,334

Entertainment(c) – 1.5%
	Caesars Resort Collection LLC/CRC Finco, Inc.(a)
	800,000	5.250	10/15/25	782,000
	Churchill Downs, Inc.(a)
	1,078,000	5.500	04/01/27	1,104,950
	Cirsa Finance International Sarl(a)
	595,000	7.875	12/20/23	615,825
	Eldorado Resorts, Inc.
	850,000	6.000	04/01/25	876,562
	Golden Entertainment, Inc.(a)
	1,652,000	7.625	04/15/26	1,656,130
	International Game Technology PLC(a)
	1,600,000	6.250	01/15/27	1,678,000
	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.(a)
	845,000	6.125	08/15/21	855,563
	Scientific Games International, Inc.
	807,000	10.000	12/01/22	849,368
EUR	1,083,000	5.500	02/15/26	1,171,851
	Stars Group Holdings B.V./Stars Group US Co-Borrower LLC(a)
	$595,000	7.000	07/15/26	624,006

				10,214,255

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Environmental(a)(c) – 0.1%
	GFL Environmental, Inc.
	$825,000	5.375%		03/01/23	$801,281

Finance(c) – 0.1%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	500,000	5.875		02/01/22	506,875
	200,000	6.750		02/01/24	209,000

					715,875

Food & Drug Retailing – 1.1%
	Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(c)
	1,400,000	5.750		03/15/25	1,391,250
	689,000	7.500	(a)	03/15/26	728,617
	Alicorp SAA(a)
PEN	1,250,000	6.875		04/17/27	383,714
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a)(c)
	$684,000	6.500		04/15/29	725,040
	New Albertsons LP
	1,870,000	7.450		08/01/29	1,748,450
	645,000	8.700		05/01/30	641,775
	820,000	8.000		05/01/31	775,925
	Pilgrim’s Pride Corp.(a)(c)
	640,000	5.875		09/30/27	661,600
	Post Holdings, Inc.(a)(c)
	590,000	5.000		08/15/26	588,525

					7,644,896

Forest Products&Paper(c) – 0.9%
	Celulosa Arauco y Constitucion SA(a)
	478,000	4.250		04/30/29	476,207
	478,000	5.500		04/30/49	478,000
	Eldorado Intl. Finance GmbH
	2,600,000	8.625		06/16/21	2,717,000
	Resolute Forest Products, Inc.
	1,390,000	5.875		05/15/23	1,403,900
	Schweitzer-Mauduit International, Inc.(a)
	1,050,000	6.875		10/01/26	1,078,875

					6,153,982

Healthcare Providers & Services – 2.2%
	Air Medical Group Holdings, Inc.(a)(c)
	845,000	6.375		05/15/23	777,400
	Centene Corp.(a)(c)
	1,585,000	5.375		06/01/26	1,650,381
	Charles River Laboratories International, Inc.(a)(c)
	680,000	5.500		04/01/26	713,150
	CHS/Community Health Systems, Inc.(a)(c)
	680,000	8.625		01/15/24	691,900
	1,220,000	8.000		03/15/26	1,186,450
	HCA, Inc.
	260,000	5.875		05/01/23	278,525
	900,000	5.250		04/15/25	965,250
	133,000	7.690		06/15/25	151,288
	MEDNAX, Inc.(a)(c)
	1,369,000	6.250		01/15/27	1,396,380

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	RegionalCare Hospital Partners Holdings, Inc.(a)(c)
	1,020,000	8.250		05/01/23	1,086,300
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)(c)
	2,201,000	9.750		12/01/26	2,305,547
	Tenet Healthcare Corp.
	307,000	8.125		04/01/22	328,490
	250,000	6.750		06/15/23	255,000
	700,000	4.625	(c)	07/15/24	703,500
	250,000	5.125	(c)	05/01/25	251,875
	655,000	7.000	(c)	08/01/25	663,188
	867,000	6.250	(a)(c)	02/01/27	903,847
	WellCare Health Plans, Inc.(c)
	695,000	5.250		04/01/25	715,850

					15,024,321

Home Builders(a)(c) – 0.1%
	Mattamy Group Corp.
	810,000	6.500		10/01/25	828,225

Insurance – 0.5%
	Fidelity & Guaranty Life Holdings, Inc.(a)(c)
	2,573,000	5.500		05/01/25	2,598,730
	MGIC Investment Corp.
	500,000	5.750		08/15/23	536,250
	350,000	9.000	(a)	04/01/63	463,138

					3,598,118

Internet – 0.4%
	Match Group, Inc.(a)(c)
	679,000	5.625		02/15/29	694,278
	Netflix, Inc.
	700,000	5.875		02/15/25	755,125
	Symantec Corp.(a)(c)
	1,195,000	5.000		04/15/25	1,216,714

					2,666,117

Iron/Steel(a)(c) – 0.5%
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP
	2,264,000	8.750		07/15/26	2,280,980
	Mineral Resources Ltd.
	1,305,000	8.125		05/01/27	1,337,625

					3,618,605

Leisure Time(a)(c) – 0.2%
	Viking Cruises Ltd.
	1,000,000	6.250		05/15/25	1,037,500

Lodging(c) – 0.8%
	Diamond Resorts International, Inc.(a)
	920,000	10.750		09/01/24	864,800
	Inn of the Mountain Gods Resort & Casino(g)(PIK 9.250% or Cash 9.250%)
	957,456	9.250		11/30/20	940,701
	Station Casinos LLC(a)
	1,765,000	5.000		10/01/25	1,734,112
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
	1,560,000	5.875		05/15/25	1,528,800

					5,068,413

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Machinery – Construction & Mining(a)(c) – 0.1%
	Vertiv Group Corp.
	$730,000	9.250%		10/15/24	$711,750

Media – 3.6%
	Altice Financing SA(a)(c)
	1,120,000	7.500		05/15/26	1,132,600
	Altice Finco SA(a)(c)
	650,000	8.125		01/15/24	667,875
	880,000	7.625		02/15/25	818,400
	Altice Luxembourg SA(a)(c)
	601,000	7.625		02/15/25	560,433
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(c)
	705,000	5.375		05/01/25	729,675
	Cengage Learning, Inc.(a)(c)
	1,090,000	9.500		06/15/24	1,008,250
	CSC Holdings LLC
	1,100,000	6.750		11/15/21	1,177,000
	685,000	7.500	(a)(c)	04/01/28	747,506
	720,000	6.500	(a)(c)	02/01/29	773,100
	DISH DBS Corp.
	1,030,000	5.000		03/15/23	939,875
	1,010,000	5.875		11/15/24	871,125
	600,000	7.750		07/01/26	537,000
	Entercom Media Corp.(a)(c)
	715,000	7.250		11/01/24	738,237
	Gray Television, Inc.(a)(c)
	1,675,000	7.000		05/15/27	1,809,000
	iHeartCommunications, Inc.(c)(f)
	375,000	9.000		12/15/19	277,500
	930,000	9.000		03/01/21	688,200
	Liberty Interactive LLC(c)
	2,249,527	4.000		11/15/29	1,569,045
	894,197	3.750		02/15/30	621,467
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance(a)(c)
	225,000	7.875		05/15/24	192,375
	Salem Media Group, Inc.(a)(c)
	930,000	6.750		06/01/24	837,000
	Sinclair Television Group, Inc.(a)(c)
	600,000	5.625		08/01/24	604,500
	550,000	5.875		03/15/26	554,125
	The McClatchy Co.(a)(c)
	702,000	9.000		07/15/26	702,000
	Unitymedia GmbH(c)
EUR	950,000	3.750		01/15/27	1,127,033
	UPC Holding BV(c)
	430,000	3.875		06/15/29	495,537
	UPCB Finance VII Ltd.(c)
	390,000	3.625		06/15/29	458,806
	Urban One, Inc.(a)(c)
	$995,000	7.375		04/15/22	977,587
	Virgin Media Receivables Financing Notes I DAC(c)
GBP	800,000	5.500		09/15/24	1,075,018
	Ziggo BV(a)(c)
	$1,465,000	5.500		01/15/27	1,463,169

					24,153,438

Corporate Obligations – (continued)
Metals & Mining(a)(c) – 0.1%
	Cleveland Cliffs, Inc.
	730,000	5.875		06/01/27	705,363

Mining – 1.1%
	Eldorado Gold Corp.(a)(c)
	755,000	6.125		12/15/20	749,338
	First Quantum Minerals Ltd.(a)(c)
	288,000	7.250		05/15/22	291,240
	485,000	7.250		04/01/23	478,331
	800,000	6.500		03/01/24	756,000
	290,000	7.500		04/01/25	280,614
	445,000	6.875		03/01/26	416,631
	Freeport-McMoRan, Inc.
	345,000	4.000		11/14/21	348,450
	247,000	3.875	(c)	03/15/23	244,530
	1,550,000	5.450	(c)	03/15/43	1,398,875
	Indonesia Asahan Aluminium Persero PT(a)
	325,000	6.530		11/15/28	369,688
	KME AG(c)
EUR	614,000	6.750		02/01/23	661,970
	Mountain Province Diamonds, Inc.(a)(c)
	$815,000	8.000		12/15/22	819,075
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(c)
	880,000	7.125		11/01/22	734,800

					7,549,542

Miscellaneous Manufacturing(a)(c) – 0.1%
	LSB Industries, Inc.
	550,000	9.625		05/01/23	567,875

Oil Field Services – 4.2%
	Archrock Partners LP/Archrock Partners Finance Corp.(a)(c)
	574,000	6.875		04/01/27	599,830
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)(c)
	1,400,000	7.000		11/01/26	1,365,000
	Bruin E&P Partners LLC(a)(c)
	430,000	8.875		08/01/23	407,425
	California Resources Corp.(a)(c)
	905,000	8.000		12/15/22	687,800
	Chesapeake Energy Corp.(c)
	910,000	8.000		01/15/25	916,825
	Citgo Holding, Inc.(a)
	984,000	10.750		02/15/20	1,011,060
	Diamond Offshore Drilling, Inc.(c)
	270,000	7.875		08/15/25	262,575
	Empresa Nacional del Petroleo
	1,166,000	4.750		12/06/21	1,198,065
	Energy Ventures Gom LLC/EnVen Finance Corp.(a)(c)
	479,000	11.000		02/15/23	531,091
	Ensco Rowan PLC(c)
	346,000	7.750		02/01/26	297,560
	350,000	5.750		10/01/44	228,375
	EP Energy LLC/Everest Acquisition Finance, Inc.(a)(c)
	800,000	7.750		05/15/26	712,000
	FTS International, Inc.(c)
	473,000	6.250		05/01/22	467,088

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Halcon Resources Corp.(c)
	$1,100,000	6.750%		02/15/25	$701,250
	KazMunayGas National Co JSC
	1,408,000	3.875		04/19/22	1,421,939
	KCA Deutag UK Finance PLC(a)(c)
	775,000	9.875		04/01/22	674,250
	220,000	9.625		04/01/23	187,000
	MEG Energy Corp.(a)(c)
	500,000	6.375		01/30/23	472,500
	400,000	7.000		03/31/24	379,500
	Noble Holding International Ltd.(c)
	895,000	7.750		01/15/24	812,212
	580,000	7.875	(a)	02/01/26	561,150
	670,000	8.950		04/01/45	546,526
	Petrobras Global Finance B.V.
	2,100,000	5.999		01/27/28	2,147,250
	Petroleos de Venezuela SA
	700,000	6.000		11/15/26	147,000
	Petroleos Mexicanos
	1,450,000	6.875		08/04/26	1,508,580
	375,000	6.500		01/23/29	374,612
	Pride International LLC
	230,000	7.875		08/15/40	181,700
	Rowan Cos., Inc.(c)
	870,000	4.750		01/15/24	719,925
	1,231,000	7.375		06/15/25	1,095,590
	85,000	5.400		12/01/42	54,400
	350,000	5.850		01/15/44	234,500
	Saudi Arabian Oil Co.(a)
	1,100,000	2.875		04/16/24	1,084,583
	1,600,000	4.250		04/16/39	1,561,448
	1,064,000	4.375		04/16/49	1,038,592
	Tullow Oil PLC(a)(c)
	1,550,000	7.000		03/01/25	1,578,210
	USA Compression Partners LP/USA Compression Finance Corp.(c)
	625,000	6.875		04/01/26	657,031
	554,000	6.875	(a)	09/01/27	583,085
	Weatherford International Ltd.(c)
	1,120,000	9.875		02/15/24	778,400
	450,000	5.950		04/15/42	283,500

					28,469,427

Packaging(a)(c) – 0.3%
	Intertape Polymer Group, Inc.
	735,000	7.000		10/15/26	751,538
	Klabin Austria GmbH
	1,470,000	5.750		04/03/29	1,473,675

					2,225,213

Pharmaceuticals – 1.2%
	Bausch Health Americas, Inc.(a)(c)
	1,095,000	9.250		04/01/26	1,218,188
	Bausch Health Americas, Inc.(a)(c)
	1,500,000	8.500		01/31/27	1,635,000

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
	Bausch Health Cos., Inc.(a)(c)
	106,000	5.500		03/01/23	106,530
	58,000	5.875		05/15/23	58,435
	215,000	7.000		03/15/24	226,556
	300,000	9.000		12/15/25	332,250
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(c)
	675,000	6.000		07/15/23	550,125
	Par Pharmaceutical, Inc.(a)(c)
	1,000,000	7.500		04/01/27	1,037,500
	Rossini Sarl(a)(c)
EUR	1,220,000	6.750		10/30/25	1,476,275
	Teva Pharmaceutical Finance Netherlands III B.V.
	$780,000	2.800		07/21/23	708,383
	Teva Pharmaceutical Finance Netherlands III BV
	835,000	3.150		10/01/26	699,039

					8,048,281

Pipelines – 0.7%
	Cheniere Corpus Christi Holdings LLC(c)
	315,000	7.000		06/30/24	353,194
	345,000	5.125		06/30/27	359,663
	CNX Midstream Partners LP/CNX Midstream Finance Corp.(a)(c)
	900,000	6.500		03/15/26	866,250
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(c)
	980,000	5.750		04/01/25	1,000,825
	DCP Midstream Operating LP
	375,000	8.125		08/16/30	446,250
	Sabine Pass Liquefaction LLC(c)
	175,000	6.250		03/15/22	188,325
	175,000	5.750		05/15/24	191,987
	SemGroup Corp./Rose Rock Finance Corp.(c)
	925,000	5.625		07/15/22	913,437

					4,319,931

Real Estate – 1.0%
	China Evergrande Group(c)
	1,100,000	8.250		03/23/22	1,060,125
	Easy Tactic Ltd.(c)
	266,000	8.625		02/27/24	268,993
	Realogy Group LLC/Realogy Co-Issuer Corp.(a)(c)
	1,865,000	4.875		06/01/23	1,776,412
	Sunac China Holdings, Ltd.(c)
	700,000	8.350		04/19/23	719,114
	WeWork Cos., Inc.(a)
	2,787,000	7.875		05/01/25	2,752,162

					6,576,806

Real Estate Investment Trust(c) – 0.3%
	CTR Partnership LP/CareTrust Capital Corp.
	770,000	5.250		06/01/25	793,100
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
	560,000	4.500		09/01/26	553,700
	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC(a)
	180,000	7.125		12/15/24	161,550
	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)
	125,000	6.000		04/15/23	120,000

					1,628,350

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – 1.4%
	1011778 BC ULC/New Red Finance, Inc.(a)(c)
	$645,000	4.250%		05/15/24	$636,937
	778,000	5.000		10/15/25	772,165
	Guitar Center Escrow Issuer, Inc.(a)(c)
	1,545,000	9.500		10/15/21	1,504,444
	Guitar Center, Inc.(a)(c)(g)(PIK 8.000%, Cash 5.000%)
	1,784,257	13.000		04/15/22	1,452,135
	JC Penney Corp., Inc.
	1,255,000	6.375		10/15/36	486,313
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(c)
	1,720,000	4.750		06/01/27	1,702,800
	Neiman Marcus Group Ltd. LLC(a)(c)
	605,000	8.000		10/15/21	341,825
	Rite Aid Corp.
	1,185,000	6.125	(a)(c)	04/01/23	1,007,250
	835,000	7.700		02/15/27	509,350
	390,000	6.875	(a)	12/15/28	222,300
	Yum! Brands, Inc.
	615,000	6.875		11/15/37	631,144

					9,266,663

Software(a)(c) – 0.7%
	Ascend Learning LLC
	566,000	6.875		08/01/25	575,905
	Blackboard, Inc.
	743,000	9.750		10/15/21	705,850
	Rackspace Hosting, Inc.
	1,705,000	8.625		11/15/24	1,589,913
	Solera LLC/Solera Finance, Inc.
	623,000	10.500		03/01/24	675,955
	SS&C Technologies, Inc.
	1,021,000	5.500		09/30/27	1,046,525

					4,594,148

Sovereign – 0.3%
	Malaysia Sukuk Global Bhd
	1,846,000	3.179		04/27/26	1,845,215

Storage/Warehousing(c) – 0.1%
	Algeco Global Finance PLC
EUR	460,000	6.500		02/15/23	540,959

Telecommunication Services – 3.6%
	Altice France SA(a)(c)
	$1,000,000	6.250		05/15/24	1,020,000
	805,000	7.375		05/01/26	814,056
	1,400,000	8.125		02/01/27	1,456,000
	CenturyLink, Inc.
	685,000	6.750		12/01/23	726,956
	510,000	7.500	(c)	04/01/24	548,250
	670,000	5.625	(c)	04/01/25	659,112
	Digicel Ltd.(a)(c)
	1,250,000	6.000		04/15/21	1,097,500
	210,000	6.750		03/01/23	147,798
	Frontier Communications Corp.
	370,000	6.250	(c)	09/15/21	291,375

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Frontier Communications Corp. – (continued)
	575,000	10.500	%(c)	09/15/22	420,469
	445,000	7.125		01/15/23	277,569
	915,000	6.875	(c)	01/15/25	484,950
	609,000	11.000	(c)	09/15/25	394,327
	1,406,000	8.500	(a)(c)	04/01/26	1,325,155
	Intelsat Jackson Holdings SA(a)(c)
	1,400,000	8.500		10/15/24	1,386,000
	Level 3 Financing, Inc.(c)
	650,000	5.375		01/15/24	659,750
	Millicom International Cellular SA(a)(c)
	1,000,000	6.250		03/25/29	1,030,000
	Sprint Capital Corp.
	680,000	8.750		03/15/32	712,300
	Sprint Corp.
	1,990,000	7.875		09/15/23	2,069,600
	350,000	7.125		06/15/24	350,000
	1,412,000	7.625	(c)	02/15/25	1,426,120
	T-Mobile USA, Inc.(c)
	715,000	4.750		02/01/28	719,469
	Telecom Italia Capital SA
	545,000	6.000		09/30/34	506,169
	Telecom Italia Finance SA
EUR	435,000	7.750		01/24/33	636,300
	Telecom Italia SpA(a)
	$365,000	5.303		05/30/24	365,000
	Telefonica Celular del Paraguay SA(a)(c)
	1,207,000	5.875		04/15/27	1,246,227
	Telefonica del Peru SAA(a)
PEN	6,350,000	7.375		04/10/27	1,954,068
	Telesat Canada/Telesat LLC(a)(c)
	$650,000	8.875		11/15/24	704,437
	ViaSat, Inc.(a)(c)
	657,000	5.625		04/15/27	673,425
	Windstream Services LLC/Windstream Finance Corp.(a)(c)(f)
	105,000	10.500		06/30/24	72,975
	295,000	9.000		06/30/25	195,438

					24,370,795

Textiles(a)(c) – 0.3%
	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
	1,771,000	7.500		05/01/25	1,762,145

Transportation(a)(c) – 0.1%
	The Kenan Advantage Group, Inc.
	750,000	7.875		07/31/23	726,563

Trucking & Leasing(a)(c) – 0.3%
	DAE Funding LLC
	1,250,000	4.000		08/01/20	1,254,687
	Fortress Transportation & Infrastructure Investors LLC
	750,000	6.750		03/15/22	770,625
	245,000	6.500		10/01/25	251,738

					2,277,050

	TOTAL CORPORATE OBLIGATIONS (Cost $259,875,094)				$258,734,940

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – 16.3%
Aerospace & Defense(e) – 0.1%
Sequa Corp.(1M LIBOR + 5.000%)
$193,374	7.776%	11/28/21	$190,957
Sequa Mezzanine Holdings LLC(3M LIBOR + 9.000%)
201,082	11.583	04/28/22	196,894
TransDigm, Inc.(1M LIBOR + 2.500%)
247,500	4.983	06/09/23	246,557

			634,408

Airlines(e) – 0.2%
American Airlines, Inc.(1M LIBOR + 2.000%)
1,155,624	4.479	04/28/23	1,146,669
United Airlines, Inc.(1M LIBOR + 1.750%)
496,203	4.233	04/01/24	493,101

			1,639,770

Automotive – Parts(e) – 0.7%
Capital Automotive LP(1M LIBOR + 2.500%)
1,231,710	4.990	03/24/24	1,227,867
Evergreen Skills Lux S.a.r.l.(1M LIBOR + 4.750%)
936,961	7.233	04/28/21	781,426
Gates Global LLC(1M LIBOR + 2.750%)
492,500	5.233	04/01/24	493,012
Jaguar Holding Company II(1M LIBOR + 2.500%)
1,691,092	4.983	08/18/22	1,679,255
Navistar International Corp.(1M LIBOR + 3.500%)
495,000	5.990	11/06/24	494,753

			4,676,313

Building Materials(e) – 0.1%
Quikrete Holdings, Inc.(1M LIBOR + 2.750%)
968,805	5.233	11/15/23	963,786

Chemicals(e) – 0.1%
Univar, Inc.(1M LIBOR + 2.250%)
472,300	4.733	07/01/24	472,498

Commercial Services(e) – 0.0%
Monitronics International, Inc.(3M LIBOR + 5.500%)
196,970	6.500	09/30/22	180,509

Consumer Cyclical Services(e) – 0.0%
First Data Corp.(1M LIBOR + 2.000%)
250,000	4.481	04/26/24	249,925

Consumer Cyclical Services – Business(e) – 0.2%
First Data Corp.(1M LIBOR + 2.000%)
948,165	4.481	07/08/22	948,108
Prime Security Services Borrower LLC(1M LIBOR + 2.750%)
343,659	5.233	05/02/22	343,893

			1,292,001

Consumer Noncyclical(e) – 0.1%
Lifescan Global Corp.(3M LIBOR + 6.000%)
589,500	8.600	09/27/24	578,447
NeuStar, Inc.(1M LIBOR + 8.000%)
224,563	10.483	08/08/25	220,072

			798,519

Bank Loans(i) – (continued)
Consumer Products – Household & Leisure(e) – 0.3%
Coty, Inc.(1M LIBOR + 2.250%)
992,500	4.724	04/07/25	968,104
Revlon Consumer Products Corp.(3M LIBOR + 3.500%)
1,484,067	6.129	09/07/23	1,150,152

			2,118,256

Consumer Products – Non Durable(e) – 0.0%
Alphabet Holding Co., Inc.(1M LIBOR + 3.500%)
248,111	5.983	09/26/24	231,984

Distribution & Wholesale(e) – 0.1%
American Tire Distributors Holdings, Inc.(3M LIBOR + 7.500%)
393,690	10.129	09/02/24	368,100

Electrical(e) – 0.1%
Vistra Energy Corp.(1M LIBOR + 2.000%)
744,375	4.483	12/31/25	744,040

Energy(e) – 0.2%
Epic Y-Grade Services, LP(1M LIBOR + 5.500%)
575,155	7.983	06/13/24	558,860
Peabody Energy Corp.(1M LIBOR + 2.750%)
495,000	5.233	03/31/25	492,525
Seadrill Partners Finco LLC(3M LIBOR + 6.000%)
513,821	8.601	02/21/21	409,408

			1,460,793

Energy – Exploration & Production(e) – 0.3%
Fieldwood Energy LLC
(1M LIBOR + 5.250%)
401,985	7.733	04/11/22	386,577
(1M LIBOR + 7.250%)
1,737,440	9.733	04/11/23	1,502,885

			1,889,462

Entertainment(e) – 0.5%
Delta 2 (LUX) S.A.R.L.(1M LIBOR + 2.500%)
1,250,000	4.993	02/01/24	1,230,213
East Valley Tourist Development Authority(h)(3M LIBOR + 8.000%)
203,276	10.601	09/30/20	201,243
LTF Merger Sub, Inc.(3M LIBOR + 2.750%)
493,734	5.379	06/10/22	492,678
The Stars Group Holdings B.V.(3M LIBOR + 3.500%)
1,697,354	6.101	07/10/25	1,704,364

			3,628,498

Environmental(e) – 0.2%
Advanced Disposal Services, Inc.(1 Week LIBOR + 2.250%)
1,431,603	4.681	11/10/23	1,433,865

Financial Services(e) – 0.3%
RPI Finance Trust(1M LIBOR + 2.000%)
1,466,743	4.483	03/27/23	1,467,667
Walter Investment Management Corp.(1M LIBOR + 6.000%)
589,544	4.985	06/30/22	373,624

			1,841,291

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Food & Beverage(e) – 0.2%
8th Avenue Food & Provisions, Inc.(1M LIBOR + 3.750%)
$498,750	6.229%	10/01/25	$500,246
US Foods, Inc.(1M LIBOR + 2.000%)
989,822	3.778	06/27/23	986,902

			1,487,148

Food & Drug Retailers(e) – 0.1%
Albertsons LLC(1M LIBOR + 3.000%)
621,255	5.483	06/22/23	621,578

Gaming(e) – 0.7%
Caesars Resort Collection LLC(1M LIBOR + 2.750%)
987,500	5.233	12/22/24	990,176
Mashantucket (Western) Pequot Tribe(1M LIBOR + 8.125%)
1,507,680	10.608	06/30/20	1,496,373
Scientific Games International, Inc.(1M LIBOR + 2.750%)
1,981,241	5.233	08/14/24	1,975,178

			4,461,727

Health Care – Medical Products(e) – 0.2%
Carestream Dental Equiment, Inc(1M LIBOR + 3.250%)
344,750	5.733	09/01/24	336,131
Carestream Health, Inc.
(1M LIBOR + 5.750%)
24,346	6.483	06/07/19	23,981
(1M LIBOR + 5.750%)
697,893	8.233	02/28/21	681,611
(1M LIBOR + 8.500%)
193,550	10.983	12/07/19	189,356
MedPlast Holdings, Inc.(3M LIBOR + 3.750%)
199,000	6.351	07/02/25	199,332

			1,430,411

Health Care – Pharmaceuticals(e) – 0.6%
Concordia International Corp.(1M LIBOR + 5.500%)
1,275,120	6.326	10/21/21	1,191,842
Grifols Worldwide Operations USA, Inc.(1 Week LIBOR + 2.250%)
937,716	4.674	01/31/25	938,653
Valeant Pharmaceuticals International, Inc.(1M LIBOR + 3.000%)
2,246,798	5.474	06/02/25	2,255,696

			4,386,191

Health Care – Services(e) – 0.8%
AHP Health Partners, Inc.(1M LIBOR + 4.500%)
347,375	6.983	06/30/25	347,809
Air Medical Group Holdings, Inc.(1M LIBOR + 4.250%)
53,679	6.727	03/14/25	52,706
Air Methods Corp.(j)(3M LIBOR + 3.500%)
250,000	4.500	04/21/24	214,910
Change Healthcare Holdings LLC(1M LIBOR + 2.750%)
960,000	5.233	03/01/24	959,482
Gentiva Health Services, Inc.(1M LIBOR + 3.750%)
1,080,993	6.250	07/02/25	1,083,025
HCA, Inc.(1M LIBOR + 1.750%)
149,562	4.233	03/17/23	149,820

Bank Loans(i) – (continued)
Health Care – Services(e) – (continued)
IQVIA, Inc.(1M LIBOR + 1.750%)
496,250	4.233	06/11/25	493,977
Parexel International Corp.(1M LIBOR + 2.750%)
1,238,712	5.233	09/27/24	1,213,170
Quorum Health Corp.(1M LIBOR + 6.750%)
70,278	9.233	04/29/22	69,685
Team Health Holdings, Inc.(1M LIBOR + 2.750%)
522,231	5.233	02/06/24	488,939
Verscend Holding Corp.(1M LIBOR + 4.500%)
211,806	6.983	08/27/25	212,865

			5,286,388

Health Care Providers & Services(e)(j) – 0.1%
Envision Healthcare Corp.(1M LIBOR + 3.750%)
500,000	3.750	10/10/25	482,670

Hotels, Restaurants & Leisure(e) – 0.1%
Caesars Entertainment Operating Co., Inc.(1M LIBOR + 2.000%)
741,862	4.483	10/06/24	737,997

Lodging(e) – 0.3%
Hilton Worldwide Finance LLC(1M LIBOR + 1.750%)
1,240,328	4.227	10/25/23	1,243,689
Las Vegas Sands LLC(1M LIBOR + 1.750%)
495,000	4.233	03/27/25	494,253
Station Casinos LLC(1M LIBOR + 2.500%)
494,867	4.990	06/08/23	495,114

			2,233,056

Machinery-Diversified(e) – 0.2%
Gardner Denver, Inc.(1M LIBOR + 2.750%)
315,133	5.233	07/30/24	315,568
NN, Inc.(1M LIBOR + 3.250%)
338,947	5.733	04/02/21	330,687
North American Lifting Holdings, Inc.(3M LIBOR + 4.500%)
594,388	7.101	11/27/20	559,616

			1,205,871

Media(e) – 0.5%
Altice France SA(1M LIBOR + 4.000%)
497,500	6.473	08/14/26	486,127
CSC Holdings LLC(1M LIBOR + 2.250%)
493,703	4.723	07/17/25	491,165
Cumulus Media Holdings, Inc.(1M LIBOR + 4.500%)
1,838,254	6.990	05/15/22	1,820,791
Sinclair Television Group, Inc.(1M LIBOR + 2.250%)
494,937	4.740	01/03/24	494,471

			3,292,554

Media – Broadcasting & Radio – 1.0%
Communications Sales & Leasing, Inc.(e)(1M LIBOR + 3.000%)
1,261,480	7.483	10/24/22	1,241,927
Getty Images, Inc.(e)(1M LIBOR + 4.500%)
798,750	7.000	02/19/26	795,259
iHeart Communications, Inc.(j)
250,000	9.500	07/30/19	185,158
3,350,000	8.750	01/30/20	2,476,923

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Media – Broadcasting & Radio – (continued)
Meredith Corp.(e)(1M LIBOR + 2.750%)
$443,264	5.233%	01/31/25	$444,532
Metro-Goldwyn-Mayer, Inc.(e)(1M LIBOR + 2.500%)
497,500	4.990	07/03/25	496,256
Radio One, Inc.(e)(1M LIBOR + 4.000%)
502,867	6.490	04/18/23	480,867
Tribune Media Co.(e)(1M LIBOR + 3.000%)
342,824	5.483	12/27/20	342,824

			6,463,746

Media – Cable(e) – 0.3%
Charter Communications Operating LLC(1M LIBOR + 2.000%)
1,430,704	4.490	04/30/25	1,433,236
Ziggo Secured Finance BV(1M LIBOR + 2.500%)
500,000	4.973	04/15/25	495,260

			1,928,496

Media – Non Cable(e) – 0.8%
Advantage Sales & Marketing, Inc.(1M LIBOR + 3.250%)
62,469	5.733	07/23/21	54,660
CBS Radio, Inc.(1M LIBOR + 2.750%)
167,744	5.229	11/18/24	167,355
Cengage Learning Acquisitions, Inc.(1M LIBOR + 4.250%)
2,033,073	6.727	06/07/23	1,956,832
Houghton Mifflin Harcourt Publishing Co.(1M LIBOR + 3.000%)
1,039,271	5.483	05/31/21	1,000,039
McGraw-Hill Global Education Holdings LLC(1M LIBOR + 4.000%)
2,102,949	6.483	05/04/22	2,003,059

			5,181,945

Metals & Mining(e) – 0.0%
Unimin Corp.(3M LIBOR + 3.750%)
172,565	6.598	06/01/25	153,059

Noncaptive – Financial(e) – 0.2%
Avolon TLB Borrower 1 (US) LLC(1M LIBOR + 2.000%)
1,246,271	4.213	01/15/25	1,245,536

Oil & Gas Services(e) – 0.1%
EG Finco Ltd.(3M LIBOR + 4.000%)
297,001	6.601	02/07/25	293,437
McDermott Technology Americas, Inc.(1M LIBOR + 5.000%)
346,500	7.483	05/10/25	342,782

			636,219

Oil Field Services – 0.1%
California Resources Corp.(e)(1M LIBOR + 4.750%)
250,000	7.229	12/31/22	241,875
Parker Drilling Co.
263,583	11.000	02/25/24	271,710

			513,585

Packaging(e) – 0.2%
Reynolds Group Holdings, Inc.(1M LIBOR + 2.750%)
1,128,854	5.233	02/05/23	1,130,299

Bank Loans(i) – (continued)
Pharmaceuticals(e) – 0.2%
Alphabet Holding Co., Inc.(1M LIBOR + 7.750%)
350,000	10.233	09/26/25	287,000
Patterson Medical Holdings, Inc.(3M LIBOR + 4.750%)
795,058	7.291	08/28/22	784,125

			1,071,125

Pipelines(e) – 0.0%
Traverse Midstream Partners LLC(1M LIBOR + 4.000%)
217,656	6.590	09/27/24	216,490

Real Estate(e) – 0.1%
MGM Growth Properties LLC(1M LIBOR + 2.000%)
497,436	3.898	03/21/25	496,993
Realogy Corp.(1M LIBOR + 2.250%)
493,750	4.730	02/08/25	481,559

			978,552

Real Estate Investment Trust(e) – 0.1%
Brookfield Property REIT, Inc.(1M LIBOR + 2.500%)
547,250	4.979	08/27/25	535,074

Restaurants(e) – 0.4%
1011778 B.C. Unlimited Liability Co.(1M LIBOR + 2.250%)
2,721,865	4.733	02/16/24	2,712,801

Retailers(e) – 0.8%
Academy Ltd.(1M LIBOR + 4.000%)
2,136,544	6.502	07/01/22	1,583,051
Belk, Inc.(3M LIBOR + 4.750%)
682,522	7.447	12/12/22	570,165
Neiman Marcus Group Ltd., Inc.(1M LIBOR + 3.250%)
425,121	5.724	10/25/20	393,024
Petco Animal Supplies, Inc.(3M LIBOR + 3.250%)
823,819	5.833	01/26/23	668,175
PetSmart, Inc.(1M LIBOR + 3.000%)
1,682,208	6.730	03/11/22	1,618,654
Serta Simmons Bedding LLC
(1M LIBOR + 3.500%)
674,625	5.973	11/08/23	487,416
(1M LIBOR + 8.000%)
156,560	10.473	11/08/24	66,017

			5,386,502

Semiconductors(e) – 0.0%
Bright Bidco BV(1M LIBOR + 3.500%)
122,523	5.983	06/30/24	92,067

Services Cyclical – Business Services(e) – 0.3%
Global Payments, Inc.(1M LIBOR + 1.750%)
498,750	4.233	10/17/25	497,658
Tempo Acquisition LLC(1M LIBOR + 3.000%)
491,250	4.648	05/01/24	491,353
Trans Union LLC(1M LIBOR + 2.000%)
460,823	4.483	04/10/23	460,823
Travelport Finance S.a.r.l.(3M LIBOR + 3.250%)
250,000	4.432	09/02/21	244,167
Vantiv LLC(1 Week LIBOR + 1.750%)
497,487	4.181	08/09/24	497,428

			2,191,429

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(i) – (continued)
Software(e) – 0.1%
Rackspace Hosting, Inc.(3M LIBOR + 3.000%)
$648,350	5.738%	11/03/23	$612,756

Technology – Hardware(j) – 0.2%
CommScope, Inc.
1,500,000	3.250	04/06/26	1,511,715

Technology – Software/Services(e) – 1.9%
Almonde, Inc.(3M LIBOR + 7.250%)
61,134	9.851	06/13/25	60,854
Blackboard, Inc.(1M LIBOR + 5.000%)
911,334	7.480	06/30/21	903,816
BMC Software Finance, Inc.(3M LIBOR + 3.250%)
997,500	6.851	10/02/25	990,946
Ceridian HCM Holding, Inc.(1M LIBOR + 3.250%)
746,250	5.502	04/30/25	749,981
Dell, Inc.(1M LIBOR + 2.000%)
1,820,956	4.490	09/07/23	1,820,956
Greeneden U.S. Holdings II, LLC(1M LIBOR + 3.250%)
492,864	5.733	12/01/23	493,481
Infor (US), Inc.(1M LIBOR + 2.750%)
743,750	5.233	02/01/22	743,884
Informatica Corp.(1M LIBOR + 3.250%)
593,227	5.326	08/05/22	594,960
MA FinanceCo. LLC
(1M LIBOR + 2.250%)
234,778	4.733	11/19/21	233,165
(1M LIBOR + 2.500%)
185,601	4.983	06/21/24	184,904
Mavenir Systems, Inc.(1M LIBOR + 6.000%)
595,489	8.480	05/08/25	589,534
Seattle SpinCo, Inc.(1M LIBOR + 2.500%)
1,253,406	4.983	06/21/24	1,248,706
Sophia L.P.(3M LIBOR + 3.250%)
480,294	5.851	09/30/22	480,381
SS&C Technologies Holdings Europe S.a.r.l.(1M LIBOR + 2.250%)
289,622	4.733	04/16/25	289,660
SS&C Technologies, Inc.(1M LIBOR + 2.250%)
405,164	4.733	04/16/25	405,217
Syniverse Holdings, Inc.(1M LIBOR + 5.000%)
1,584,846	7.473	03/09/23	1,506,396
TIBCO Software, Inc.(1M LIBOR + 3.500%)
740,568	5.990	12/04/20	740,383
Veritas Bermuda Ltd.(3M LIBOR + 4.500%)
303,077	6.836	01/27/23	283,647
Western Digital Corp.(1M LIBOR + 1.750%)
496,241	4.233	04/29/23	491,154

			12,812,025

Telecommunication Services(e) – 0.6%
Frontier Communications Corp.(1M LIBOR + 3.750%)
386,776	6.240	06/15/24	377,107
GTT Communications, Inc.(1M LIBOR + 2.750%)
229,449	5.230	05/31/25	221,889
Intelsat Jackson Holdings SA(1M LIBOR + 3.750%)
2,000,000	6.229	11/27/23	1,996,500

Bank Loans(i) – (continued)
Telecommunication Services(e) – (continued)
IQOR US Inc.(3M LIBOR + 5.000%)
349,086	7.592	04/01/21	328,288
Plantronics, Inc.(1M LIBOR + 2.500%)
321,674	4.983	07/02/25	320,201
Prospect Medical Holdings, Inc.(1M LIBOR + 5.500%)
648,363	8.000	02/22/24	610,271

			3,854,256

Telecommunications – Internet & Data(e) – 0.2%
Avaya, Inc.(1M LIBOR + 4.250%)
1,288,464	6.723	12/15/24	1,290,886

Telecommunications – Satellites(e) – 0.5%
CenturyLink, Inc.(1M LIBOR + 2.750%)
2,142,503	5.233	01/31/25	2,127,634
West Corp.(3M LIBOR + 4.000%)
317,758	6.629	10/10/24	307,075
Windstream Corp.(3M LIBOR + 4.000%)
743,725	8.500	03/29/21	756,740

			3,191,449

Textiles(e) – 0.1%
Boardriders, Inc.(1M LIBOR + 6.500%)
460,350	8.983	04/23/24	460,925

Transportation(e) – 0.3%
HGIM Corp.(3M LIBOR + 6.000%)
186,235	8.743	07/03/23	185,071
Savage Enterprises LLC(1M LIBOR + 4.500%)
358,273	6.980	08/01/25	360,512
Uber Technologies
(1M LIBOR + 3.500%)
744,284	5.987	07/13/23	743,510
(1M LIBOR + 4.000%)
497,494	6.484	04/04/25	499,255

			1,788,348

Utilities(e) – 0.1%
TEX Operations Co. LLC(1M LIBOR + 2.000%)
678,223	3.500	08/04/23	678,148

Utilities – Electric(e) – 0.1%
NRG Energy, Inc.(1M LIBOR + 1.750%)
950,720	4.233	06/30/23	949,475

Wireless Telecommunications(e) – 0.2%
Sprint Communications, Inc.(1M LIBOR + 2.500%)
1,729,278	5.000	02/02/24	1,677,832

Wirelines Telecommunications(e) – 0.1%
Level 3 Financing, Inc.(1M LIBOR + 2.250%)
500,000	4.733	02/22/24	500,125

TOTAL BANK LOANS (Cost $112,289,288)			$110,014,474

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks(f) – 0.3%
Automobiles(h) – 0.0%
438	HGIM Corp.	$14,892

Commercial Services & Supplies – 0.0%
3,903	Aquity S.a.r.l.(h)	34,151
10,879	Cenveo, Inc.	148,684

		182,835

Distributors(h) – 0.0%
542	ATD New Holdings, Inc.	17,344

Diversified Consumer Services – 0.0%
4,333	Gymboree Holding Corp.	2,167
7,679	Premier Brands Group Holdings LLC	145,901

		148,068

Energy Equipment & Services – 0.1%
17,981	Parker Drilling Co.	352,967

Health Care Services(h) – 0.0%
24,425	Aurora Diagnostics Holdings LLC	—

Health Care Technology(h) – 0.0%
2,776	MModal, Inc.	5,552

Media – 0.0%
19,395	Cumulus Media, Inc. Class A	351,437

Oil, Gas & Consumable Fuels – 0.1%
117,847	Jupiter Resources, Inc.	368,272

Software – 0.1%
20,204	Avaya Holdings Corp.	385,492

TOTAL COMMON STOCKS (Cost $2,669,932)		$1,826,859

Shares	Description	Expiration Date	Value

Warrant(h) – 0.0%
Automobiles – 0.0%
HGIM Corp.
1,958		07/02/43	$66,572

Specialty Retail – 0.0%
Guitar Center, Inc.
3,904		04/16/25	—

TOTAL WARRANT (Cost $75,229)			$66,572

Shares	Description	Value

Exchange Traded Fund – 2.4%
150,000	iShares JP Morgan USD Emerging Markets Bond ETF (Cost $16,424,220)	$16,470,000

Shares	Dividend Rate	Value

Investment Company(k) – 6.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,343,142	2.464%	$40,343,142
(Cost $40,343,142)

TOTAL INVESTMENTS – 97.9% (Cost $666,261,742)		$659,632,827

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		14,408,044

NET ASSETS – 100.0%		$674,040,871

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2019.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2019.

(f)	Security is currently in default and/or non-income producing.

(g)	Pay-in-kind securities.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)	Represents an affiliated issuer.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Citibank NA (London)	CZK	36,209,325	USD	1,585,000	06/18/19	$1,516
	PHP	144,912,575	USD	2,765,000	05/06/19	30,593
	PLN	8,597,250	USD	2,250,000	05/06/19	154
	PLN	22,817,489	USD	5,970,000	05/13/19	3,297
	RUB	15,532,684	USD	235,000	05/15/19	4,903
	USD	1,575,000	COP	4,991,272,650	06/11/19	34,599
	USD	1,570,000	COP	4,994,170,000	07/23/19	31,833
	USD	634,596	EUR	558,000	06/27/19	5,582
	USD	1,814,989	GBP	1,373,720	06/27/19	18,123
	USD	794,328	HUF	226,000,000	06/11/19	9,420
	USD	700,000	PLN	2,659,618	05/13/19	3,750
	USD	2,137,638	TRY	11,997,224	05/02/19	129,405
	USD	128,936	TRY	769,364	05/03/19	228
	USD	1,607,625	ZAR	22,981,000	05/06/19	2,267
	USD	1,210,000	ZAR	17,487,525	08/05/19	1,869

TOTAL						$277,539

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Citibank NA (London)	CAD	649,333	USD	485,565	06/27/19	$(148)
	CLP	2,211,585,000	USD	3,305,000	07/03/19	(40,909)
	COP	4,991,272,650	USD	1,580,517	06/11/19	(40,116)
	CZK	97,386,400	USD	4,300,000	06/18/19	(33,003)
	EUR	11,150,353	USD	12,690,542	06/27/19	(121,141)
	HUF	2,090,586,500	USD	7,440,000	06/11/19	(179,296)
	PLN	8,793,643	USD	2,315,000	05/13/19	(12,949)
	THB	226,213,100	USD	7,100,000	06/28/19	(4,780)
	TRY	11,997,224	USD	2,180,000	05/02/19	(171,767)
	USD	595,000	ARS	31,445,750	07/29/19	(22,010)
	USD	865,000	CLP	587,075,500	07/03/19	(1,468)
	USD	830,000	COP	2,708,290,000	07/23/19	(4,133)
	USD	130,548	GBP	100,000	06/27/19	(255)
	USD	1,165,000	HUF	336,102,500	06/11/19	(2,300)
	USD	2,734,546	PHP	144,912,575	05/06/19	(61,047)
	USD	2,450,000	RUB	165,889,500	05/15/19	(112,173)
	ZAR	22,981,000	USD	1,715,000	05/06/19	(109,641)

TOTAL						$(917,136)

SWAP CONTRACTS — At April 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at April 30, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 32	(5.000)%	0.578%	06/20/24	$14,400	$(307,845)	$(292,616)	$(15,229)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at April 30, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Barrick Gold Corp., 5.800%, 11/15/34	(1.000)%	0.596%	Citibank NA (London)	06/20/24	$1,000	$(20,686)	$(12,282)	$(8,404)
Navient Corp., 5.500%, 01/25/23	(5.000)	2.927	Citibank NA (London)	06/20/24	700	(69,495)	(42,645)	(26,850)
Protection Sold:

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.250%, 03/15/25	5.000	2.661	Citibank NA (London)	06/20/24	500	56,429	52,999	3,430

TOTAL						$(33,752)	$(1,928)	$(31,824)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At April 30, 2019, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Put USD/Call ZAR	BNP Paribas SA	$14.010	05/20/2019	3,170,000	$3,170,000	$12,629	$49,765	$(37,135)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
Argentina* – 0.0%
21,280	Corp. America Airports SA (Transportation Infrastructure)	$163,856

Australia – 4.7%
132,374	APA Group (Gas Utilities)	898,577
333,442	Atlas Arteria, Ltd. (Transportation Infrastructure)	1,646,560
23,022	AusNet Services (Electric Utilities)	28,823
224,691	Dexus (Equity Real Estate Investment Trusts (REITs))	1,983,737
515,300	Goodman Group (Equity Real Estate Investment Trusts (REITs))	4,795,169
1,202,900	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	2,408,073
188,670	Scentre Group (Equity Real Estate Investment Trusts (REITs))	508,937
914,901	Spark Infrastructure Group (Electric Utilities)	1,459,454
471,203	Transurban Group (Transportation Infrastructure)	4,462,025
338,288	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	606,664

		18,798,019

Belgium* – 0.3%
30,338	Shurgard Self Storage SA (Real Estate Management & Development)	1,003,800

Canada – 7.9%
32,018	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,133,548
46,727	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,671,736
51,040	Emera, Inc. (Electric Utilities)	1,916,715
219,489	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	8,108,166
164,700	First Capital Realty, Inc. (Real Estate Management & Development)	2,624,726
104,630	Hydro One Ltd.(a) (Electric Utilities)	1,693,199
102,456	Keyera Corp. (Oil, Gas & Consumable Fuels)	2,367,722
109,131	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	3,901,900
138,700	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	1,227,873
152,828	TransCanada Corp. (Oil, Gas & Consumable Fuels)	7,294,038

		31,939,623

China – 0.9%
922,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	820,750

Common Stocks – (continued)
China – (continued)
3,904,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	1,056,957
167,737	ENN Energy Holdings Ltd. (Gas Utilities)	1,585,279

		3,462,986

Denmark(a) – 0.6%
29,394	Orsted A/S (Electric Utilities)	2,250,377

France – 4.1%
9,337	Aeroports de Paris (Transportation Infrastructure)	1,902,065
8,540	Covivio (Equity Real Estate Investment Trusts (REITs))	924,322
16,483	Eutelsat Communications SA (Media)	297,894
18,000	Gecina SA (Equity Real Estate Investment Trusts (REITs))	2,689,450
47,389	Getlink SE (Transportation Infrastructure)	762,770
22,764	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	808,896
21,332	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts (REITs))	3,666,657
55,490	Vinci SA (Construction & Engineering)	5,604,283

		16,656,337

Germany – 2.8%
13,825	ADO Properties SA(a) (Real Estate Management & Development)	725,687
17,575	Deutsche Wohnen SE (Real Estate Management & Development)	791,674
13,595	LEG Immobilien AG (Real Estate Management & Development)	1,586,259
16,181	TLG Immobilien AG (Real Estate Management & Development)	476,401
151,722	Vonovia SE (Real Estate Management & Development)	7,582,532

		11,162,553

Hong Kong – 6.2%
625,647	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,265,457
792,326	CK Asset Holdings Ltd. (Real Estate Management & Development)	6,370,728
236,000	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	235,382
1,283,395	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	3,063,795
211,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,478,067
433,026	Link REIT (Equity Real Estate Investment Trusts (REITs))	5,059,456
886,200	New World Development Co. Ltd. (Real Estate Management & Development)	1,468,177
231,992	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	4,003,797

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
238,169	Swire Properties Ltd. (Real Estate Management & Development)	$969,184
139,924	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	1,072,417

		24,986,460

Ireland – 0.3%
369,877	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	703,167
236,391	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	379,145

		1,082,312

Italy – 0.8%
68,336	Atlantia SpA (Transportation Infrastructure)	1,865,622
257,819	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,546,698

		3,412,320

Japan – 7.1%
153	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	639,462
101	Daiwa Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	681,659
1,805	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	913,351
15,500	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	655,471
1,150	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	935,971
302	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,674,034
355	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,374,954
394	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	954,196
1,337	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,434,164
53,610	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	906,542
330,704	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	7,659,741
251	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,616,291
1,522	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,672,189
70,551	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,608,275
59,400	Tokyo Gas Co. Ltd. (Gas Utilities)	1,511,263
249,000	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	1,404,819

		28,642,382

Common Stocks – (continued)
Luxembourg – 0.5%
224,200	Aroundtown SA (Real Estate Management & Development)	1,821,519

Mexico – 0.4%
110,426	ALEATICA SAB de CV (Transportation Infrastructure)	120,283
535,600	GMexico Transportes SAB de CV(a) (Road & Rail)	655,454
212,500	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	928,901

		1,704,638

Netherlands – 0.3%
29,339	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	1,310,075

New Zealand – 0.2%
176,640	Auckland International Airport Ltd. (Transportation Infrastructure)	940,373

Singapore – 1.6%
980,200	CapitaLand Ltd. (Real Estate Management & Development)	2,547,160
95,315	City Developments Ltd. (Real Estate Management & Development)	627,380
1,801,570	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,565,209
820,214	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	735,910
790,052	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,074,626

		6,550,285

Spain – 2.9%
98,095	Cellnex Telecom SA*(a) (Diversified Telecommunication Services)	3,021,726
254,126	Ferrovial SA (Construction & Engineering)	6,266,654
121,109	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	1,304,867
49,640	Red Electrica Corp. SA (Electric Utilities)	1,030,222

		11,623,469

Sweden – 0.7%
21,175	Atrium Ljungberg AB Class B (Real Estate Management & Development)	345,590
59,852	Fabege AB (Real Estate Management & Development)	831,325
109,795	Hufvudstaden AB Class A (Real Estate Management & Development)	1,829,541

		3,006,456

Switzerland – 0.2%
6,707	PSP Swiss Property AG (Real Estate Management & Development)	684,368

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – 6.5%
57,946	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	$787,909
436,800	Capital & Counties Properties PLC (Real Estate Management & Development)	1,381,188
21,561	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	212,482
301,995	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	3,639,622
476,867	National Grid PLC (Multi-Utilities)	5,224,521
86,686	Pennon Group PLC (Water Utilities)	846,207
193,524	Segro PLC (Equity Real Estate Investment Trusts (REITs))	1,714,735
177,212	Severn Trent PLC (Water Utilities)	4,717,118
34,727	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	389,216
59,065	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	458,266
424,291	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	822,969
453,550	Tritax EuroBox PLC(a) (Equity Real Estate Investment Trusts (REITs))	561,959
129,200	UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	1,587,986
349,448	United Utilities Group PLC (Water Utilities)	3,790,822

		26,135,000

United States – 48.1%
33,520	Ameren Corp. (Multi-Utilities)	2,439,250
36,502	American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,686,027
35,000	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,652,000
19,337	American Electric Power Co., Inc. (Electric Utilities)	1,654,280
33,622	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	6,566,377
20,198	American Water Works Co., Inc. (Water Utilities)	2,185,222
149,704	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	4,792,025
38,619	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	1,906,234
71,411	Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,174,711
25,304	Aqua America, Inc. (Water Utilities)	988,374
22,300	Atmos Energy Corp. (Gas Utilities)	2,282,182
59,575	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	11,970,405
115,300	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,061,564
25,408	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	2,557,315
50,099	CareTrust REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,214,901

Common Stocks – (continued)
United States – (continued)
110,000	CenterPoint Energy, Inc. (Multi-Utilities)	3,410,000
26,411	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,699,548
1,307	Clearway Energy, Inc. Class C (Independent Power and Renewable Electricity Producers)	20,742
8,106	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	77,574
58,151	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	7,314,233
69,700	CubeSmart (Equity Real Estate Investment Trusts (REITs))	2,224,127
103,194	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	1,120,687
52,627	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,194,724
18,661	Dominion Energy, Inc. (Multi-Utilities)	1,453,132
48,952	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,523,386
53,261	Edison International (Electric Utilities)	3,396,454
48,509	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	5,661,000
19,434	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	401,895
4,415	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,247,238
14,651	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	1,519,162
20,100	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	2,690,385
85,184	FirstEnergy Corp. (Electric Utilities)	3,580,284
52,269	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,486,530
12,638	Genesee & Wyoming, Inc. Class A* (Road & Rail)	1,120,359
118,764	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	3,275,511
76,463	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	1,471,148
201,132	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	7,011,462
162,800	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	4,047,208
71,115	JBG SMITH Properties (Equity Real Estate Investment Trusts (REITs))	3,025,943
20,078	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,544,199
75,790	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,323,293
58,213	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	1,877,951
129,011	NiSource, Inc. (Multi-Utilities)	3,583,926
54,680	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	3,714,412

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
340,600	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	$4,935,294
75,867	PG&E Corp.* (Electric Utilities)	1,708,525
174,816	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	13,403,143
3,354	Public Storage (Equity Real Estate Investment Trusts (REITs))	741,838
13,256	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	601,160
22,309	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	1,498,496
41,631	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,577,399
10,828	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	2,205,988
71,354	Sempra Energy (Multi-Utilities)	9,129,744
17,962	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	3,119,999
69,231	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	1,992,468
66,239	STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	2,207,083
13,900	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	558,085
123,200	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	4,945,248
269,070	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	7,622,753
54,726	Tier REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,550,935
11,814	Union Pacific Corp. (Road & Rail)	2,091,551
51,491	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,173,995
12,011	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	830,441
124,634	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	9,288,972

		193,330,497

TOTAL COMMON STOCKS
(Cost $347,821,870)		$390,667,705

Exchange Traded Funds – 0.2%
United States – 0.2%
8,700	SPDR Dow Jones International Real Estate ETF (Equity Real Estate Investment Trusts (REITs))	$335,646
3,700	SPDR Dow Jones REIT ETF (Equity Real Estate Investment Trusts (REITs))	365,116

TOTAL EXCHANGE TRADED FUNDS
(Cost $690,369)		$700,762

Shares	Dividend Rate	Value

Investment Company(b) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,774,415	2.464%	$10,774,415
(Cost $10,774,415)

TOTAL INVESTMENTS – 100.0%
(Cost $359,286,654)		$402,142,882

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		141,154

NET ASSETS – 100.0%		$402,284,036

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments, at value (cost $578,286,537, $625,918,600 and $348,512,239)	$651,108,696	$619,289,685	$391,368,467
Investments of affiliated issuers, at value (cost $20,716,413, $40,343,142 and $10,774,415)	20,716,413	40,343,142	10,774,415
Foreign currencies, at value (cost $752,392, $931,476 and $190,968, respectively)	746,191	934,639	190,968
Purchased options, at value (cost $0, $49,765, $0)	—	12,629	—
Cash	1,424,051	—	247,627
Variation margin on swaps contracts	—	11,342	—
Variation margin on futures contracts	3,200	23,405	—
Unrealized gain on forward foreign currency exchange contracts	1,931,926	277,539	—
Unrealized gain on swap contracts	—	3,430	—
Receivables:
Dividends and interest	1,478,084	9,086,801	671,854
Collateral on certain derivative contracts(a)	1,216,000	899,560	—
Investments sold	953,678	30,842,227	697,366
Foreign tax reclaims	361,468	95,390	63,202
Investments sold on an extended settlement basis	74,712	4,320,043	—
Upfront payments made on swap contracts	—	52,999	—
Other assets	202,637	154,669	39,352
Total assets	680,217,056	706,347,500	404,053,251

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	683,979	917,136	—
Unrealized loss on swap contracts	—	35,254	—
Due to custodian	—	6,509,248	—
Payables:
Investments purchased	1,034,369	15,296,080	1,150,562
Fund shares redeemed	400,000	—	—
Investments purchased on an extended settlement basis	310,041	8,599,651	2,461
Management fees	206,084	228,360	194,367
Transfer agency fees	11,097	11,146	6,658
Upfront payments received on swap contracts	—	54,927	—
Accrued expenses and other liabilities	962,347	654,827	415,167
Total liabilities	3,607,917	32,306,629	1,769,215

Net Assets:
Paid-in capital	625,323,337	701,557,503	367,991,295
Total distributable earnings (loss)	51,285,802	(27,516,632)	34,292,741
NET ASSETS	$676,609,139	$674,040,871	$402,284,036
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	63,295,141	74,862,872	39,937,175
Net asset value, offering and redemption price per share:	$10.69	$9.00	$10.07

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Multi-Manager Global Equity Fund	$86,000	$1,130,000	$—

Multi-Manager Non-Core Fixed Income Fund	—	190,000	709,560

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $370,942, $0 and $309,426, respectively)	$6,702,572	$7,146	$6,421,872

Dividends — affiliated issuers	262,804	497,783	120,784

Interest	—	22,771,401	—

Total investment income	6,965,376	23,276,330	6,542,656

Expenses:

Management fees	3,279,322	2,834,114	1,956,381

Custody, accounting and administrative services	606,559	346,383	191,291

Professional fees	129,352	110,232	101,735

Transfer Agency fees	63,676	66,685	39,128

Trustee fees	23,093	23,917	19,375

Printing and mailing costs	19,922	21,035	15,546

Registration fees	18,234	13,350	14,571

Prime broker fees	—	1,141	—

Other	21,885	9,994	5,693

Total expenses	4,162,043	3,426,851	2,343,720

Less — expense reductions	(2,058,359)	(1,461,044)	(842,761)

Net expenses	2,103,684	1,965,807	1,500,959

NET INVESTMENT INCOME	4,861,692	21,310,523	5,041,697

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $538, $0 and $0, respectively)	(21,525,960)	(5,201,005)	(2,177,091)

Purchased options	—	(115,319)	—

Futures contracts	(51,580)	(8,839)	—

Written options	—	33,527	—

Swap contracts	—	155,263	—

Forward foreign currency exchange contracts	2,350,532	(2,926)	(18,579)

Foreign currency transactions	(52,490)	(122,662)	(17,108)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	73,732,995	18,930,411	42,285,542

Purchased options	—	(37,214)	—

Futures contracts	219,984	—	—

Swap contracts	—	(131,803)	—

Forward foreign currency exchange contracts	(1,133,169)	(5,155)	(46)

Foreign currency translation	94,901	5,588	1,347

Net realized and unrealized gain	53,635,213	13,499,866	40,074,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,496,905	$34,810,389	$45,115,762

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$4,861,692	$7,226,072	$21,310,523	$30,636,147

Net realized gain (loss)	(19,279,498)	36,630,124	(5,261,961)	(20,549,334)

Net change in unrealized gain (loss)	72,914,711	(72,126,124)	18,761,827	(28,794,618)
Net increase (decrease) in net assets resulting from operations	58,496,905	(28,269,928)	34,810,389	(18,707,805)

Distributions to shareholders:

From distributable earnings	(45,106,144)	(16,134,908)	(21,469,103)	(23,374,598)

From return of capital	—	—	—	(7,036,890)

Total distributions to shareholders	(45,106,144)	(16,134,908)	(21,469,103)	(30,411,488)

From share transactions:

Proceeds from sales of shares	65,105,000	224,350,010	15,010,001	343,095,015

Reinvestment of distributions	45,106,144	16,134,908	21,416,207	30,411,488

Cost of shares redeemed	(80,569,522)	(53,000,010)	(59,556,298)	(42,240,015)

Net increase (decrease) in net assets resulting from share transactions	29,641,622	187,484,908	(23,130,090)	331,266,488

TOTAL INCREASE (DECREASE)	43,032,383	143,080,072	(9,788,804)	282,147,195

Net assets:
Beginning of period	633,576,756	490,496,684	683,829,675	401,682,480

End of period	$676,609,139	$633,576,756	$674,040,871	$683,829,675

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Fiscal Year Ended October 31, 2018
From operations:

Net investment income	$5,041,697	$6,654,654

Net realized loss	(2,212,778)	(494,269)

Net change in unrealized gain (loss)	42,286,843	(16,748,719)
Net increase (decrease) in net assets resulting from operations	45,115,762	(10,588,334)

Distributions to shareholders:
From distributable earnings	(10,439,193)	(5,483,013)

From share transactions:

Proceeds from sales of shares	440,000	272,441,005

Reinvestment of distributions	10,439,193	5,483,013

Cost of shares redeemed	(30,279,890)	(87,285,114)

Net increase (decrease) in net assets resulting from share transactions	(19,400,697)	190,638,904

TOTAL INCREASE	15,275,872	174,567,557

Net assets:
Beginning of period	387,008,164	212,440,607

End of period	$402,284,036	$387,008,164

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			For the Period Ended October 31, 2015(b)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.62		$11.36	$9.49	$9.46	$10.00

Net investment income(c)	0.08		0.15	0.11	0.11	0.02

Net realized and unrealized gain (loss)	0.74		(0.52)	1.91	(0.04)	(0.56)

Total from investment operations	0.82		(0.37)	2.02	0.07	(0.54)

Distributions to shareholders from net investment income	(0.19)		(0.15)	(0.15)	(0.04)	—

Distributions to shareholders from net realized gains	(0.56)		(0.22)	—	—	—

Total distributions	(0.75)		(0.37)	(0.15)	(0.04)	—

Net asset value, end of period	$10.69		$10.62	$11.36	$9.49	$9.46

Total return(d)	8.64%		(3.43)%	21.63%	0.74%	(5.40)%

Net assets, end of period (in 000s)	$676,609		$633,577	$490,497	$605,053	$439,155

Ratio of net expenses to average net assets	0.66	%(e)	0.80%	0.85%	0.85%	0.85	%(e)

Ratio of total expenses to average net assets	1.31	%(e)	1.39%	1.47%	1.31%	1.34	%(e)

Ratio of net investment income to average net assets	1.53	%(e)	1.29%	1.03%	1.19%	0.74	%(e)

Portfolio turnover rate(f)	41%		76%	88%	47%	10%

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 24, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,			For the Period Ended October 31, 2015(b)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.83		$9.60	$9.60	$9.37	$10.00

Net investment income(c)	0.28		0.51	0.50	0.46	0.25

Net realized and unrealized gain (loss)	0.17		(0.77)	—	0.23	(0.63)

Total from investment operations	0.45		(0.26)	0.50	0.69	(0.38)

Distributions to shareholders from net investment income	(0.28)		(0.39)	(0.47)	(0.43)	(0.24)

Distributions to shareholders from return of capital	—		(0.12)	(0.03)	(0.03)	(0.01)

Total distributions	(0.28)		(0.51)	(0.50)	(0.46)	(0.25)

Net asset value, end of period	$9.00		$8.83	$9.60	$9.60	$9.37

Total return(d)	5.22%		(2.84)%	5.38%	7.54%	(3.84)%

Net assets, end of period (in 000s)	$674,041		$683,830	$401,682	$304,046	$270,687

Ratio of net expenses to average net assets	0.59	%(e)	0.70%	0.70%	0.70%	0.70	%(e)

Ratio of total expenses to average net assets	1.03	%(e)	1.08%	1.12%	1.20%	1.19	%(e)

Ratio of net investment income to average net assets	6.39	%(e)	5.52%	5.26%	4.91%	4.45	%(e)

Portfolio turnover rate(f)	49%		123%	152%	96%	82%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations March 31, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31,				For the period ended October 31, 2015(b)
			2018		2017	2016
Per Share Data

Net asset value, beginning of period	$9.24		$9.66		$9.17	$9.57	$10.00

Net investment income(c)	0.12		0.23	(d)	0.20	0.18	0.02

Net realized and unrealized gain (loss)	0.96		(0.41)		0.58	(0.38)	(0.45)

Total from investment operations	1.08		(0.18)		0.78	(0.20)	(0.43)

Distributions to shareholders from net investment income	(0.20)		(0.05)		(0.29)	(0.20)	—

Distributions to shareholders from net realized gains	(0.05)		(0.19)		—	—	—

Total distributions	(0.25)		(0.24)		(0.29)	(0.20)	—

Net asset value, end of period	$10.07		$9.24		$9.66	$9.17	$9.57

Total return(e)	12.14%		(1.88)%		8.65%	(2.14)%	(4.30)%

Net assets, end of period (in 000s)	$402,284		$387,008		$212,441	$308,375	$197,429

Ratio of net expenses to average net assets	0.77	%(f)	0.90%		0.90%	0.87%	0.90	%(f)

Ratio of total expenses to average net assets	1.20	%(f)	1.32%		1.32%	1.33%	1.42	%(f)

Ratio of net investment income to average net assets	2.58	%(f)	2.37	%(d)	2.10%	1.96%	0.67	%(f)

Portfolio turnover rate(g)	29%		86%		131%	93%	35%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 30, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6 (formerly Institutional)	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6 (formerly Institutional)	Diversified
Mutli-Manager Real Assets Strategy Fund	Class R6 (formerly Institutional)	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreement”) with the Trust. As of April 30, 2019, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Boston Partners Global Investors, Inc., Causeway Capital Management LLC, DWS Investment Management Americas, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Massachusetts Financial Services Company d/b/a/ MFS Investment Management, Principal Global Investors, LLC, QMA LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Lazard Asset Management LLC, Marathon Asset Management, L.P., Symphony Asset Management LLC and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2019:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$937,512	$4,919,636	$—

Asia	18,317,957	103,122,058	878

Australia and Oceania	—	7,261,138	—

Europe	24,032,014	109,356,617	—

North America	306,372,078	171,900	—

South America	8,310,108	1,093,670	—

Rights		1,432

Exchange Traded Funds	67,151,896	—	—

Investment Companies	20,716,413	—	—

Fixed Income

U.S. Treasury Obligations	59,802	—	—

Total	$445,897,780	$225,926,451	$878

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,931,926	$—

Futures Contracts	118,535	—	—

Total	$118,535	$1,931,926	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(683,979)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Debt Obligations	$—	$232,176,840	$—

Corporate Obligations	—	258,734,940	—

Bank Loans	—	109,813,231	201,243
Common Stock and/or Other Equity Investments(a)

North America	1,089,896	665,024	71,939
Warrants	—	—	66,572
Exchange Traded Fund	16,470,000	—	—

Investment Company	40,343,142	—	—

Total	$57,903,038	$601,390,035	$339,754

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$277,539	$—

Credit Default Swap Contracts(b)	—	3,430	—

Options Purchased	—	12,629	—

Total	$—	$293,598	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(917,136)	$—

Credit Default Swap Contracts	—	(50,483)	—

Total	$—	$(967,619)	$—

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$63,642,113	$—

Australia and Oceania	—	19,738,392	—

Europe	11,007,402	69,141,184	—

North America	226,974,758	—	—

South America	163,856	—	—

Exchange Traded Funds	700,762	—	—

Investment Company	10,774,415	—	—

Total	$249,621,193	$152,521,689	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$118,535	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,931,926		Payable for unrealized loss on forward foreign currency exchange contracts	(683,979)
Total		$2,050,461			$(683,979)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Variation margin on swap contracts	$3,430	(a)	Variation margin on swap contracts; Payable for unrealized gain on swap contracts	$(50,483	)(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	290,168		Payable for unrealized loss on forward foreign currency exchange contracts.	(917,136)
Total		$293,598			$(967,619)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $35,254 for Multi Manager Non-Core Fixed Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among other things, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) futures and swap contracts	$(51,580)	$219,984	28
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,350,532	(1,133,169)	92
Total		$2,298,952	$(913,185)	120

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4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(8,839)	$—	3
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	155,263	(131,803)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options and written options contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange and purchased options contracts	(84,718)	(42,369)	44
Total		$61,706	$(174,172)	50

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange	$(18,579)	$(46)	1

(a)	Average number of contracts is based on the average of month end balances for the six months period ended April 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2019 , contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.38%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.41
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.57

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2019, GSAM waived $18,547, $35,355, and $8,590 of the Fund’s management fee for the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.85%, 0.70%, and 0.90% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2019, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$2,058,359	$2,058,359
Multi-Manager Non-Core Fixed Income	1,461,044	1,461,044
Multi-Manager Real Assets Strategy	842,761	842,761

D.  Line of Credit Facility — As of April 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2019 , Goldman Sachs earned $43 and $1,178 in brokerage commissions from portfolio transactions, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2019:

Fund	Market Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2019	Shares as of April 30, 2019	Dividend Income from Affiliated Investment Companies
Multi-Manager Global Equity
Goldman Sachs Financial Square Government Fund — Institutional Shares	$23,766,349	$137,881,164	$(150,083,405)	$11,564,108	11,564,108	$210,952
Goldman Sachs Financial Square Government Fund — Class R6 Shares	—	14,594,456	(5,442,151)	9,152,305	9,152,305	51,853
Multi-Manager Non-Core Fixed Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	56,198,365	229,060,391	(244,915,614)	40,343,142	40,343,142	497,783
Multi-Manager Real Asset Strategy
Goldman Sachs Financial Square Government Fund — Institutional Shares	10,604,129	61,742,855	61,572,569	10,774,415	10,774,415	120,784

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2019, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$255,339,271	$—	$260,755,353
Multi-Manager Non-Core Fixed Income	—	297,273,563	6,930,819	332,449,493
Multi-Manager Real Asset Strategy	—	112,187,713	—	135,706,091

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2018, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforwards	$—	$(11,618,344)	$—
Timing differences (Straddle Loss Deferrals)	$(63,904)	$(1,588,041)	$—

As of April 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$606,117,986	$667,681,011	$368,274,339
Gross unrealized gain	90,063,218	10,176,235	47,990,983
Gross unrealized loss	(24,356,095)	(18,224,419)	(14,122,440)
Net unrealized gains (losses) on securities	$65,707,123	$(8,048,184)	$33,868,543

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, passive foreign investment company investments, and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

8. OTHER RISKS (continued)

time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	6,748,120	$65,105,000	19,647,160	$224,350,010
Reinvestment of distributions	4,729,280	45,106,144	1,422,831	16,134,908
Shares redeemed	(7,850,704)	(80,569,522)	(4,562,894)	(53,000,010)

NET INCREASE	3,626,696	$29,641,622	16,507,097	$187,484,908

	Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares (a)
Shares sold	1,686,318	$15,010,001	37,020,923	$343,095,015
Reinvestment of distributions	2,414,094	21,416,207	3,298,557	30,411,488
Shares redeemed	(6,703,435)	(59,556,298)	(4,695,828)	(42,240,015)

NET INCREASE (DECREASE)	(2,603,023)	$(23,130,090)	35,623,652	$331,266,488

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

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Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Real Assets Strategy Fund

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Fiscal Year Ended October 31, 2018

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	44,299	$440,000	28,269,374	$272,441,005
Reinvestment of distributions	1,177,709	10,439,193	567,208	5,483,013
Shares redeemed	(3,147,963)	(30,279,890)	(8,958,849)	(87,285,114)

NET INCREASE (DECREASE)	(1,925,955)	$(19,400,697)	19,877,733	$190,638,904

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

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Fund Expenses — Six Months Ended April 30, 2019 (Unaudited)

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*	Beginning Account Value 11/1/18	Ending Account Value 4/30/19		Expenses Paid for the 6 months ended 4/30/19*
Composite
Actual	$1,000.00	$1,086.40		$3.41	$1,000.00	$1,000.00		$2.93	$1,000.00	$1,121.40		$4.05
Hypothethical 5% return	1,000.00	1,021.52	+	3.31	1,000.00	1,021.87	+	2.96	1,000.00	1,020.98	+	3.86

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using a Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.
The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.66%
Multi-Manager Non-Core Fixed Income	0.59
Multi-Manager Real Assets Strategy	0.77

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Non-Core Fixed Income Fund, and Goldman Sachs Real Assets Strategy Fund (each, a “Fund”) are an investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of each Fund at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of each Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on March 19-20, 2019, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Investment Adviser and Massachusetts Financial Services Company (with respect to Goldman Sachs Multi-Manager Global Equity Fund), the Investment Adviser and Marathon Asset Management, L.P. (with respect to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund), and the Investment Adviser and Cohen & Steers Capital Management, Inc. (with respect to Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers) on behalf of the applicable Fund. In connection with their evaluation of each Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the applicable Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreements

In evaluating each Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information, about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of each Fund, as applicable; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, the Trustees considered assessments provided by the Investment Adviser of each Sub-Adviser, each Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that each Sub-Adviser currently manages other assets for the Investment Adviser’s clients. In addition, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees considered that Massachusetts Financial Services Company had been engaged to manage a portion of the assets of the Multi-Manager International Equity Fund, another series of the Trust. They noted that, because none of the Sub-Advisers had previously provided services to the respective Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement and the proposed fee schedules, including any breakpoints (as applicable). They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the respective Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the applicable Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to each Sub-Adviser were reasonable in light of the factors considered, and that each Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2019 Goldman Sachs. All rights reserved. 168948-OTU-996246 SMACSAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 28, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	June 28, 2019